                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

              MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC)
- -------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

      5) Total fee paid:

        ------------------------------------------------------------------------

[ X ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

        ------------------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

      3) Filing Party:

        ------------------------------------------------------------------------

      4) Date Filed:

        ------------------------------------------------------------------------

                       [LETTERHEAD OF MECC APPEARS HERE]

                                                                 April 11, 1996

To Our Shareholders:

  I am delighted to invite you to attend a special meeting of the shareholders of Minnesota Educational Computing Corporation (MECC) ("MECC") to be held on May 16, 1996 at 9:00 a.m., local time, at MECC's principal offices located at 6160 Summit Drive North, Minneapolis, Minnesota (the "MECC Special Meeting"). Enclosed are a Notice of Special Meeting of MECC Shareholders, a Joint Proxy Statement-Prospectus and a proxy relating to the MECC Special Meeting.

  At the MECC Special Meeting you will be asked to consider and vote upon a proposal described in the Joint Proxy Statement-Prospectus to approve the Agreement and Plan of Merger, dated as of October 30, 1995 (the "Merger Agreement"), by and among SoftKey International Inc. ("SoftKey"), SchoolCo Inc., a wholly owned subsidiary of SoftKey ("Sub"), and MECC. The Merger Agreement provides that, among other things, (i) Sub will merge with and into MECC (the "Merger") with MECC surviving the Merger as a wholly owned subsidiary of SoftKey and (ii) each common share, par value $.01 per share, of MECC ("MECC Common Shares"), other than MECC Common Shares held at the effective time of the Merger by MECC as treasury shares or owned by SoftKey, Sub or any other wholly owned subsidiary of SoftKey (which shares are to be cancelled and retired and shall cease to exist), and MECC Common Shares as to which dissenters' rights have been duly demanded under Minnesota law, will be converted into a number of shares of common stock, par value $.01 per share of SoftKey ("SoftKey Common Stock") (and cash in lieu of fractional shares) equal to the result (the "Exchange Ratio") obtained by dividing $40 by the volume weighted average of the closing prices for SoftKey Common Stock on the Nasdaq National Market (the "NNM") for the twenty full trading days ending on the third full trading day prior to the effective time of the Merger (the "Average SoftKey Share Price") (but in no event will the Exchange Ratio be greater than
1.14286 or less than .88889). The Merger is subject to the satisfaction of a number of conditions, including, among others, approval of the Merger Agreement by the requisite vote of MECC's shareholders, approval by the requisite vote of SoftKey stockholders of the issuance of shares of SoftKey Common Stock in the Merger, and the effectiveness of a registration statement filed under the Securities Act of 1933, as amended, relating to the shares of SoftKey Common Stock to be issued in the Merger.

  The closing price per share of SoftKey Common Stock on the NNM on April 10, 1996 (the last full trading day for which closing prices were available at the time of the printing of this Joint Proxy Statement-Prospectus) was $22.50. If the closing price per share of SoftKey Common Stock on the closing date of the Merger is $22.50 (and assuming that the Average SoftKey Share Price is below $35), each MECC Common Share would be converted in the Merger into 1.14286 shares of SoftKey Common Stock having a market value, based on such closing price, of $25.71.

  The Joint Proxy Statement-Prospectus provides you with detailed information concerning the Merger and related matters. Please give all of this information your careful attention.

  AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF MECC HAS DETERMINED THE MERGER TO BE IN THE BEST INTERESTS OF MECC AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS OF MECC HAS APPROVED THE MERGER AGREEMENT, SUBJECT TO SHAREHOLDER APPROVAL, AND UNANIMOUSLY RECOMMENDS APPROVAL OF THE MERGER AGREEMENT BY MECC'S SHAREHOLDERS.

  Allen & Company Incorporated, MECC's financial advisor in connection with the Merger, has rendered an opinion to the Board of Directors of MECC dated October 30, 1995, which opinion has been confirmed by Allen & Company Incorporated as of March 6, 1996, that, as of such dates, the consideration to be received by the MECC shareholders in the Merger is fair, from a financial point of view, to such shareholders.

  All shareholders are invited to attend the MECC Special Meeting in person. Approval of the Merger Agreement requires the affirmative vote of the holders of at least a majority of the MECC Common Shares issued and outstanding and entitled to vote at the MECC Special Meeting.

  In order that your shares may be represented at the MECC Special Meeting, you are urged to promptly complete, sign, date and return the accompanying proxy in the enclosed envelope, whether or not you plan to attend the MECC Special Meeting. If you attend the MECC Special Meeting in person, you may, if you wish, vote personally on all matters brought before the MECC Special Meeting even if you have previously returned your proxy.

  I look forward to seeing you on May 16, 1996.

                                          Sincerely,


                                          /s/ Charles L. Palmer

                                          Charles L. Palmer
                                          Chairman of the Board

              MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC)
                            6160 SUMMIT DRIVE NORTH
                       MINNEAPOLIS, MINNESOTA 55430-4003

                               ----------------

                NOTICE OF SPECIAL MEETING OF MECC SHAREHOLDERS
                            TO BE HELD MAY 16, 1996

                               ----------------

  NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Minnesota Educational Computing Corporation (MECC) ("MECC") will be held on May 16, 1996 at 9:00 a.m., local time, at MECC's principal offices at 6160 Summit Drive North, Minneapolis, Minnesota (the "MECC Special Meeting"), for the following purposes:

    1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of October 30, 1995 (the "Merger Agreement"), by and among SoftKey International Inc. ("SoftKey"), SchoolCo Inc., a wholly owned subsidiary of SoftKey ("Sub"), and MECC. The Merger Agreement provides that, among other things, (i) Sub will merge with and into MECC (the "Merger") with MECC surviving the Merger as a wholly owned subsidiary of SoftKey and (ii) each common share, par value $.01 per share, of MECC ("MECC Common Shares"), other than MECC Common Shares held at the effective time of the Merger by MECC as treasury shares or owned by SoftKey, Sub or any other wholly owned subsidiary of SoftKey (which shares are to be cancelled and retired and shall cease to exist), and MECC Common Shares as to which dissenters' rights have been duly demanded under Minnesota law, will be converted into a number of shares of common stock, par value $.01 per share of SoftKey ("SoftKey Common Stock") (and cash in lieu of fractional shares) equal to the result (the "Exchange Ratio") obtained by dividing $40 by the volume weighted average of the closing prices for SoftKey Common Stock on the Nasdaq National Market for the twenty full trading days ending on the third full trading day prior to the effective time of the Merger (but in no event will the Exchange Ratio be greater than 1.14286 or less than .88889), all as more fully described in the accompanying Joint Proxy Statement-Prospectus.

    2. To transact such other business as may properly come before the MECC Special Meeting or at any adjournments or postponements thereof.

  Holders of record of MECC Common Shares at the close of business on March 20, 1996 will be entitled to notice of and to vote at the MECC Special Meeting.

  Under Minnesota law, if the Merger is consummated, a shareholder of MECC who files with MECC a written notice before the vote, who does not vote in favor of approval of the Merger Agreement and who otherwise follows statutorily prescribed procedures will be entitled, in lieu of receiving shares of SoftKey Common Stock as a result of the Merger, to receive cash equal to the "fair value" (as defined in the Minnesota Business Corporation Act) of such shareholder's MECC Common Shares immediately before the Merger. See "The Merger--Dissenters' Rights" and Appendix F to the Joint Proxy Statement-Prospectus which Appendix is deemed to be a part of this Notice.

  Your vote is important. Please complete the accompanying proxy and return it promptly in the envelope enclosed.

                                          By Order of the Board of Directors,

                                          /s/ Donald W. Anderson
                                          Donald W. Anderson
                                          Secretary

Minneapolis, Minnesota
April 11, 1996

                            YOUR VOTE IS IMPORTANT.

 ACCORDINGLY, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MECC SPECIAL
   MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE
                              ENVELOPE PROVIDED.

                          SOFTKEY INTERNATIONAL INC.

                          PROXY STATEMENT-PROSPECTUS

                                --------------

              MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC)

                                PROXY STATEMENT

                                --------------

                       JOINT PROXY STATEMENT-PROSPECTUS

  This Joint Proxy Statement-Prospectus (the "Joint Proxy Statement-Prospectus") is being furnished to stockholders of SoftKey International Inc., a Delaware corporation ("SoftKey"), in connection with the solicitation of proxies by the Board of Directors of SoftKey for use at the special meeting of stockholders of SoftKey in lieu of an annual meeting to be held on May 16, 1996, at 1:30 p.m., local time, at The Ritz-Carlton, Boston, located at 15 Arlington Street, Boston, Massachusetts (the "SoftKey Special Meeting"), or any adjournments or postponements thereof. This Joint Proxy Statement-Prospectus is also being furnished to shareholders of Minnesota Educational Computing Corporation (MECC), a Minnesota corporation ("MECC"), in connection with the solicitation of proxies by the Board of Directors of MECC for use at the special meeting of shareholders of MECC to be held on May 16, 1996, at 9:00 a.m., local time, at MECC's principal offices located at 6160 Summit Drive North, Minneapolis, Minnesota (the "MECC Special Meeting").

  The Joint Proxy Statement-Prospectus describes the terms of the proposed merger (the "Merger") of SchoolCo Inc. ("Sub"), a Minnesota corporation and a wholly owned subsidiary of SoftKey, with and into MECC, pursuant to the Agreement and Plan of Merger dated as of October 30, 1995 (the "Merger Agreement") by and among SoftKey, Sub and MECC.

  Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), among other things, (i) each issued and outstanding common share, par value $.01 per share, of MECC ("MECC Common Shares") (other than shares to be cancelled in accordance with clause (ii) below and shares as to which dissenters' rights have been duly demanded under Minnesota law) will be converted into the right to receive a number of shares (and cash in lieu of fractional shares) of fully paid and nonassessable shares of common stock, $.01 par value per share, of SoftKey ("SoftKey Common Stock") equal to the Exchange Ratio (as hereinafter defined),
(ii) all MECC Common Shares that are held by MECC as treasury shares and any MECC Common Shares owned by SoftKey, Sub or any other wholly owned subsidiary of SoftKey will be cancelled and retired and shall cease to exist and no stock of SoftKey or other consideration shall be delivered in exchange therefor and
(iii) Sub will be merged with and into MECC, with MECC surviving the Merger as a wholly owned subsidiary of SoftKey.

  Pursuant to the Merger Agreement, the Exchange Ratio will be determined by dividing $40 by the volume weighted average of the closing prices for the SoftKey Common Stock on the Nasdaq National Market (the "NNM") for the twenty full trading days ending on the third full trading day prior to the Effective Time (the "Average SoftKey Share Price"), except that if the Average SoftKey Share Price is equal to or greater than $45 the Exchange Ratio will equal
 .88889, and if the Average SoftKey Share Price is equal to or less than $35, the Exchange Ratio will be 1.14286. The closing price per share of SoftKey Common Stock on the NNM on April 10, 1996 (the last full trading day for which closing prices were available at the time of the printing of this Joint Proxy Statement-Prospectus) was $22.50. If the closing price per share of SoftKey Common Stock on the closing date of the Merger is $22.50 (and assuming that the Average SoftKey Share Price is below $35), each MECC Common Share would be converted in the Merger into 1.14286 shares of SoftKey Common Stock having a market value, based on such closing price, of $25.71.

  At the SoftKey Special Meeting, stockholders of SoftKey will be asked to consider and vote upon a proposal to approve the issuance of up to 10,500,000 shares of SoftKey Common Stock in connection with the Merger (such number of shares or any portion thereof are referred to herein as the "Merger Shares"). Approval of such issuance by the stockholders of SoftKey is required by the rules of the National Association of Securities Dealers, Inc. ("NASD") because shares of SoftKey Common Stock are traded on the NNM and the number of shares to be issued in the Merger will exceed 20% of the issued and outstanding shares of SoftKey Common Stock. Stockholders of SoftKey are not voting upon approval of the Merger Agreement because such approval is not required under Delaware law. In addition to the proposal regarding the issuance of the Merger Shares, at the SoftKey Special Meeting, stockholders of SoftKey will be asked to consider and vote upon (i) the election of directors, (ii) a proposal to amend the SoftKey International Inc. Long Term Equity Incentive Plan (the "LTIP") to increase the number of shares of SoftKey Common Stock authorized to be issued under the LTIP from 5,450,000 to 7,000,000, (iii) in connection with the proposals regarding the Merger Shares and the amendment to the LTIP, a proposal to amend SoftKey's Restated Certificate of Incorporation (the "SoftKey Charter") to increase the number of authorized shares of SoftKey Common Stock from 60,000,000 to 120,000,000 and (iv) the selection of Coopers & Lybrand L.L.P. as independent public accountants for SoftKey for the 1996 fiscal year.

  At the MECC Special Meeting, shareholders of MECC will be asked to consider and vote upon a proposal to approve the Merger Agreement.

  This Joint Proxy Statement-Prospectus also serves as a prospectus of SoftKey under the Securities Act of 1933, as amended, with respect to the Merger Shares. SEE "RISK FACTORS" ON PAGE 19 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED CAREFULLY BY SHAREHOLDERS OF MECC IN EVALUATING THE MERGER.

  This Joint Proxy Statement-Prospectus and the accompanying forms of proxy are first being sent to stockholders of SoftKey and shareholders of MECC on or about April 15, 1996.

                                --------------

THE  SECURITIES TO WHICH  THIS JOINT  PROXY STATEMENT-PROSPECTUS RELATES  HAVE
 NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES  AND EXCHANGE COMMISSION
  OR ANY  STATE SECURITIES COMMISSION,  NOR HAS THE SECURITIES  AND EXCHANGE
   COMMISSION OR ANY  STATE SECURITIES COMMISSION PASSED  UPON THE ACCURACY
    OR ADEQUACY OF THIS  JOINT PROXY STATEMENT-PROSPECTUS. ANY REPRESENTA-
     TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                --------------

     The date of this Joint Proxy Statement-Prospectus is April 11, 1996.

                                --------------

  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT-PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS JOINT PROXY STATEMENT-PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE SECURITIES OFFERED BY THIS JOINT PROXY STATEMENT-PROSPECTUS, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OF AN OFFER OR PROXY SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT- PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES PURSUANT TO THIS JOINT PROXY STATEMENT-PROSPECTUS SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH OR INCORPORATED HEREIN BY REFERENCE OR IN THE AFFAIRS OF SOFTKEY OR MECC SINCE THE DATE OF THIS JOINT PROXY STATEMENT-PROSPECTUS. THE INFORMATION CONTAINED HEREIN WITH RESPECT TO SOFTKEY AND ITS SUBSIDIARIES HAS BEEN PROVIDED BY SOFTKEY AND THE INFORMATION CONTAINED HEREIN WITH RESPECT TO MECC HAS BEEN PROVIDED BY MECC.

                             AVAILABLE INFORMATION

  SoftKey and MECC are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Copies of such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional Offices of the SEC: Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can also be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. SoftKey Common Stock and MECC Common Shares are traded on the NNM. Reports, proxy statements and other information concerning SoftKey and MECC may be inspected at the offices of the NASD, Reports Section, 1735 K Street, N.W., Washington, D.C. 20006. SoftKey Common Stock is also listed and traded on the Toronto Stock Exchange.

  SoftKey has filed with the SEC a registration statement on Form S-4 (together with all amendments, supplements and exhibits thereto, the "Registration Statement") under the Securities Act with respect to the SoftKey Common Stock to be issued in connection with the Merger. This Joint Proxy Statement-Prospectus constitutes the prospectus of SoftKey filed as part of the Registration Statement. The Joint Proxy Statement- Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. The Registration Statement is available for inspection and copying as set forth above.

                          INCORPORATION BY REFERENCE

  THIS JOINT PROXY STATEMENT-PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SOFTKEY AND MECC HEREBY UNDERTAKE TO PROVIDE, WITHOUT CHARGE, TO EACH PERSON, INCLUDING ANY BENEFICIAL OWNER OF SOFTKEY COMMON STOCK OR MECC COMMON SHARES, RESPECTIVELY, TO WHOM A COPY OF THIS JOINT PROXY STATEMENT-PROSPECTUS HAS BEEN DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF ANY AND ALL OF THE DOCUMENTS THAT HAVE BEEN INCORPORATED BY REFERENCE IN SUCH DOCUMENTS, OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED HEREIN BY REFERENCE. REQUESTS FOR SUCH DOCUMENTS SHOULD BE DIRECTED, IN THE CASE OF DOCUMENTS RELATING TO SOFTKEY OR ANY OF ITS SUBSIDIARIES, TO SOFTKEY INTERNATIONAL INC., ONE ATHENAEUM STREET, CAMBRIDGE, MASSACHUSETTS 02142, ATTENTION: SECRETARY (TELEPHONE NUMBER (617) 494-1200) AND, IN THE CASE OF DOCUMENTS RELATING TO MECC, TO MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC), 6160 SUMMIT DRIVE NORTH, MINNEAPOLIS, MINNESOTA 55430-4003, ATTENTION: CHIEF FINANCIAL OFFICER (TELEPHONE NUMBER (612) 569-
1500). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY MAY 6, 1996.

  The following documents, which have been filed with the SEC, are hereby incorporated herein by reference:

  (a) SoftKey's Annual Report on Form 10-K for the fiscal year ended January 6, 1996;

  (b) SoftKey's Current Reports on Form 8-K/A dated October 4, 1995 and January 25, 1996;

  (c) the description of SoftKey Common Stock set forth in SoftKey's Registration Statement filed pursuant to Section 12(g) of the Exchange Act, including any amendment or reports filed for the purpose of updating such description;

  (d) MECC's Annual Report on Form 10-K for the year ended March 31, 1995, as amended by Amendment No. 1 on Form 10-K/A dated July 26, 1995, Amendment No. 2 on Form 10-K/A dated August 14, 1995 and Amendment No. 3 on Form 10-K/A dated August 17, 1995;

  (e) MECC's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 1995, September 30, 1995 and December 31, 1995;

  (f) the description of MECC Common Shares set forth in MECC's Registration Statement on Form 8-A, File No. 0-23614, filed March 11, 1994, and any amendment or report filed for the purpose of updating any such description;

  (g) TLC's Annual Report on Form 10-K for the fiscal year ended June 30, 1995, as amended by Form 10-K/A dated November 7, 1995; and

  (h) TLC's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

  All documents filed by SoftKey or MECC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meetings, in the case of MECC, or the date on which the offering terminates, in the case of SoftKey, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

  Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement-Prospectus to the extent that a statement contained herein or any other subsequently filed document that is deemed to be incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement-Prospectus.

                               TABLE OF CONTENTS

AVAILABLE INFORMATION.......................................................   2
INCORPORATION BY REFERENCE..................................................   2
SUMMARY.....................................................................   7
RISK FACTORS................................................................  19
  Intense Competitive Environment...........................................  19
  Intense Competition for Distribution Channels.............................  19
  Acquisitions, Business Combinations and Strategic Alliances...............  20
  Integration of Acquired Businesses; Management of Growth..................  21
  New Products and Rapid Technological Change...............................  22
  Competition for Shelf Space and Promotional Support.......................  23
  Significant Price Reductions in Personal Computer Software................  23
  Risk of International Operations..........................................  23
  Protection of Proprietary Rights; Risk of Infringement Claims.............  24
  Dependence on Major Supplier..............................................  24
  Dependence on Continued Personal Computer Sales...........................  25
  History of Operating Losses...............................................  25
  Capital Resources.........................................................  25
  Volatility of Stock Price and Depth of Trading Market.....................  25
RECENT DEVELOPMENTS.........................................................  25
  Acquisition of The Learning Company.......................................  25
  Acquisition of Compton's NewMedia, Inc. and Compton's Learning Company....  26
  Acquisition of tewi Verlag GmbH...........................................  26
THE SOFTKEY SPECIAL MEETING.................................................  26
  Date, Time and Place......................................................  26
  Purpose of the SoftKey Special Meeting....................................  26
  Record Date...............................................................  27
  Required Vote.............................................................  27
  Proxies...................................................................  28
  Availability of Principal Accountants.....................................  28
THE MECC SPECIAL MEETING....................................................  29
  Date, Time and Place......................................................  29
  Purpose of the MECC Special Meeting.......................................  29
  Record Date...............................................................  29
  Required Vote.............................................................  29
  Proxies...................................................................  30
  Availability of Principal Accountants.....................................  31
THE MERGER..................................................................  32
  Background of the Merger..................................................  32
  SoftKey's Reasons for the Merger; Recommendation of the SoftKey Board.....  35
  MECC's Reasons for the Merger; Recommendation of the MECC Board...........  37
  Opinion of SoftKey's Financial Advisor....................................  40
  Opinion of MECC's Financial Advisor.......................................  45
  Closing; Effective Time...................................................  53
  Form of the Merger; Merger Consideration..................................  54
  Exchange of Stock Certificates............................................  54
  Interests of Certain Persons in the Merger................................  55
  Certain Federal Income Tax Consequences of the Merger.....................  56
  Accounting Treatment......................................................  58
  Regulatory Filings and Approvals..........................................  58
  Restrictions on Sale of Shares by Affiliates..............................  59

  Quotation of SoftKey Common Stock on the NNM.............................  59
  Dissenters' Rights.......................................................  59
  Delisting and Deregistration of MECC Common Shares After the Merger......  61
  The Merger Agreement.....................................................  62
    Conversion of Shares; Exchange Ratio...................................  62
    Representations and Warranties.........................................  62
    Conduct of Business Prior to the Effective Time........................  63
    No Other Negotiations..................................................  64
    Indemnification........................................................  64
    MECC Stock Options.....................................................  65
    Conditions to Consummation of the Merger...............................  65
    Termination and Termination Fee........................................  66
    Extension, Waiver and Amendment........................................  67
  Related Agreements.......................................................  67
      Voting Agreement.....................................................  67
      Employment Agreements................................................  68
      Distribution Agreement...............................................  69
  Operations After the Merger..............................................  69
INFORMATION CONCERNING SOFTKEY.............................................  69
INFORMATION CONCERNING MECC................................................  70
COMPARATIVE PER SHARE MARKET PRICE DATA....................................  71
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS...  72
COMPARISON OF RIGHTS OF HOLDERS OF SOFTKEY COMMON STOCK AND MECC COMMON
 SHARES....................................................................  78
  Introduction.............................................................  78
  Authorized Capital Stock.................................................  78
  Board or Stockholder Approved Preferred Stock............................  78
  Voting Rights............................................................  79
  Number of Directors......................................................  79
  Election of Board of Directors...........................................  79
  Vote on Merger, Consolidation or Sale of Substantially All Assets........  80
  Special Meetings of Stockholders.........................................  80
  Stockholder Action by Written Consent....................................  81
  Amendment of Certificate or Articles of Incorporation....................  81
  Amendment of By-laws.....................................................  81
  Liability and Indemnification of Officers and Directors..................  82
  Payment of Dividends.....................................................  83
  Anti-Takeover Protection.................................................  83
  Appraisal Rights.........................................................  84
ELECTION OF SOFTKEY DIRECTORS..............................................  85
MANAGEMENT OF SOFTKEY......................................................  85
OWNERSHIP OF SOFTKEY COMMON STOCK..........................................  87
SOFTKEY EXECUTIVE COMPENSATION.............................................  89
  Compensation of Directors................................................  89
  The SoftKey Board and its Committees.....................................  89
  Compensation Committee Interlocks and Insider Participation..............  89
  Compensation Committee Report............................................  90
  Executive Compensation...................................................  92
  Employment and Severance Arrangements....................................  93
  Stock Options Granted in 1995............................................  94
  Option Exercises and Values for 1995.....................................  94

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF SOFTKEY..................   95
SOFTKEY COMPARATIVE STOCK PERFORMANCE......................................   96
PROPOSAL TO AMEND THE SOFTKEY INTERNATIONAL INC. LONG TERM EQUITY INCENTIVE
 PLAN......................................................................   97
  Approval of the Amendment to the SoftKey International Inc. Long Term
   Equity Incentive Plan...................................................   97
  Summary of the LTIP......................................................   98
  Federal Income Tax Consequences of the LTIP..............................   99
PROPOSAL TO AMEND SOFTKEY'S RESTATED CERTIFICATE OF INCORPORATION TO
 AUTHORIZE ADDITIONAL SHARES...............................................  101
SELECTION OF SOFTKEY'S INDEPENDENT PUBLIC ACCOUNTANTS......................  102
OWNERSHIP OF MECC COMMON SHARES............................................  104
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF MECC.....................  106
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.......  106
LEGAL OPINION..............................................................  106
EXPERTS....................................................................  106
STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING OF SOFTKEY STOCKHOLDERS..  107
SHAREHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING OF MECC SHAREHOLDERS.....  107
MANAGEMENT AND ADDITIONAL INFORMATION......................................  108

APPENDIX A--Agreement and Plan of Merger by and among SoftKey International
            Inc., SchoolCo Inc. and Minnesota Educational Computing Corporation
            (MECC) dated as of October 30, 1995

APPENDIX B--Opinion of Bear, Stearns & Co. Inc.

APPENDIX C--Opinion of Allen & Company Incorporated

APPENDIX D--Confirmation of Opinion of Allen & Company Incorporated

APPENDIX E--Voting Agreement dated as of October 30, 1995 between North
            American Fund II, L.P. and SoftKey International Inc.

APPENDIX F--Sections 302A.471 and 302A.473 of the Minnesota Business
            Corporation Act Relating to Rights of Dissenting Shareholders

                                    SUMMARY

  The following summary is not intended to be complete and is qualified in its entirety by more detailed information appearing elsewhere in this Joint Proxy Statement-Prospectus, including the Appendices hereto, or in the documents incorporated herein by reference. Unless otherwise indicated, (i) all share and per share data with respect to SoftKey Common Stock included in this Joint Proxy Statement-Prospectus give effect to a 1-for-10 reverse stock split effected on February 4, 1994, and all share and per share data with respect to MECC Common Shares included in this Joint Proxy Statement-Prospectus give effect to a 3-for-2 stock split effected on June 30, 1995 and (ii) for ease of reference in this Joint Proxy Statement-Prospectus, the period from January 1, 1995 to January 6, 1996 (SoftKey's fiscal year 1995) is in certain instances referred to as the "year ended December 31, 1995." Stockholders of SoftKey and shareholders of MECC are urged to read carefully this Joint Proxy Statement-Prospectus, including the Appendices hereto, and the documents incorporated herein by reference, in their entirety.

                                 THE COMPANIES

SOFTKEY INTERNATIONAL INC.

  SoftKey International Inc., a Delaware corporation ("SoftKey"), is a developer and publisher of high-quality consumer software for personal computers ("PCs"), primarily produced on CD-ROM. SoftKey currently offers over 500 software titles in consumer-oriented categories, including education, lifestyle, edutainment, productivity, entertainment and, to a lesser extent, entertainment, in North America. SoftKey distributes additional products internationally. SoftKey's products include titles such as: Calendar Creator Plus(TM), Infopedia(TM), Sports Illustrated(R) Swimsuit Calendar, Time Almanac, BodyWorks (R) 4.0, The American Heritage (R) Talking Dictionary, PC
Paintbrush (R), Leonardo--the Inventor(TM), Key 3D Design Center(TM) and Compton's Interactive Encyclopedia. As a result of SoftKey's recent acquisition of The Learning Company ("TLC") (see "Recent Developments--Acquisition of The Learning Company"), SoftKey added a number of educational products, classified into several product "families," to its offerings. The mailing address of SoftKey's principal executive offices is One Athenaeum Street, Cambridge, Massachusetts 02142, and its telephone number is (617) 494-1200.

SCHOOLCO INC.

  SchoolCo Inc., a Minnesota corporation and wholly owned subsidiary of SoftKey ("Sub"), was incorporated in October 1995 for purposes of the transactions contemplated by the Merger Agreement (as defined below). Sub engages in no other business. The mailing address of Sub's principal executive offices is c/o SoftKey International Inc., One Athenaeum Street, Cambridge, Massachusetts 02142, and its telephone number is (617) 494-1200.

MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC)

  Minnesota Educational Computing Corporation (MECC), a Minnesota corporation ("MECC" or the "Surviving Corporation"), is a developer, publisher and distributor of fun, high-quality, educational software for use by children in the school and at home. MECC's products are principally designed for children ages 5 to 18, or in grades kindergarten through 12. MECC has been developing educational software and providing technology solutions for the classroom needs of teachers and children since 1973. The mailing address of the principal executive offices of MECC is 6160 Summit Drive North, Minneapolis, Minnesota 55430-4003, and its telephone number is (612) 569-1500.

                          THE SOFTKEY SPECIAL MEETING

DATE, TIME AND PLACE

  The special meeting of stockholders of SoftKey in lieu of an annual meeting (the "SoftKey Special Meeting") is scheduled to be held on May 16, 1996 at 1:30 p.m., local time, at The Ritz-Carlton, Boston, located at 15 Arlington Street, Boston, Massachusetts.

PURPOSE

  At the SoftKey Special Meeting, the stockholders of SoftKey will be asked to consider and vote upon a proposal to approve the issuance of up to 10,500,00 shares of common stock, par value $.01 per share, of SoftKey ("SoftKey Common Stock") (such number of shares or any portion thereof are referred to herein as the "Merger Shares") pursuant to the Agreement and Plan of Merger, dated as of October 30, 1995 (the "Merger Agreement"), by and among SoftKey, Sub and MECC providing for, among other things, the merger of Sub with and into MECC (the "Merger"), a copy of which is attached as Appendix A to this Joint Proxy Statement-Prospectus. Approval of such issuance is required by the rules of the National Association of Securities Dealers, Inc. because shares of SoftKey Common Stock are traded on the Nasdaq National Market ("NNM") and the number of shares to be issued in the Merger will exceed 20% of the issued and outstanding shares of SoftKey Common Stock.

  In addition to the proposal regarding the issuance of the Merger Shares, at the SoftKey Special Meeting, stockholders of SoftKey will be asked to consider and vote upon (i) the election of directors, (ii) a proposal to amend the SoftKey International Inc. Long Term Equity Incentive Plan (the "LTIP") to increase the number of shares of SoftKey Common Stock authorized to be issued under the LTIP from 5,450,000 to 7,000,000, (iii) in connection with the proposals regarding the Merger Shares and the amendment to the LTIP, a proposal to amend SoftKey's Restated Certificate of Incorporation (the "SoftKey Charter") to increase the number of authorized shares of SoftKey Common Stock from 60,000,000 to 120,000,000 and (iv) the selection of Coopers & Lybrand L.L.P. as independent public accountants for SoftKey for the 1996 fiscal year.

RECORD DATE

  The Board of Directors of SoftKey (the "SoftKey Board") has fixed the close of business on March 20, 1996 as the record date (the "SoftKey Record Date") for the determination of stockholders of SoftKey entitled to notice of and to vote at the SoftKey Special Meeting. In addition, holders of Exchangeable Non-Voting Shares of SoftKey Software Products Inc. (the "Exchangeable Shares") of record at the close of business on the SoftKey Record Date will be entitled to notice of the SoftKey Special Meeting and to direct the vote of The R-M Trust Company, the holder as trustee for such persons, of the one outstanding share of special voting stock of SoftKey, par value $1.00 per share (the "SoftKey Special Voting Share"). As of the SoftKey Record Date, there were issued and outstanding 31,848,980 shares of SoftKey Common Stock, and the one SoftKey Special Voting Share, which share represented votes equal to 1,595,338 shares of SoftKey Common Stock. For a more complete description of the SoftKey Special Voting Share, see "The SoftKey Special Meeting--Required Vote."

REQUIRED VOTE

  The representation in person or by proxy of at least a majority of the votes represented by the outstanding shares of SoftKey Common Stock and the SoftKey Special Voting Share entitled to be cast at the SoftKey Special Meeting is necessary to establish a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present or represented for purposes of determining whether a quorum is present on any matter. The approval of the issuance of shares of SoftKey Common Stock in the Merger requires the affirmative vote of a majority of the votes cast at the SoftKey Special Meeting by the holders of the shares of SoftKey Common Stock and the holder of the SoftKey Special Voting Share. The approval of all other matters to be considered and voted upon at the SoftKey Special Meeting requires the affirmative vote of a majority of the votes represented by the shares of SoftKey Common Stock and the SoftKey Special Voting Share present in person or represented by proxy and entitled to vote at the SoftKey Special Meeting, except for approval of the amendment to the SoftKey Charter, which requires the affirmative vote of a majority of the votes represented by the outstanding shares of SoftKey Common Stock and the SoftKey Special Voting Share, whether or not present or represented by proxy at the SoftKey Special Meeting. As of April 6, 1996, directors and executive officers of

SoftKey and their affiliates had the right to cast votes representing approximately 1.61% of all votes represented by the issued and outstanding shares of SoftKey Common Stock and the SoftKey Special Voting Share entitled to be cast at the SoftKey Special Meeting. See "The SoftKey Special Meeting-- Required Vote."

PROXIES

  Shares of SoftKey Common Stock represented by properly executed proxies (or, in the case of the SoftKey Special Voting Share, properly executed voting directions) received prior to or at the SoftKey Special Meeting will, unless such proxies or voting directions shall have been revoked, be voted in accordance with the instructions indicated therein. If no instructions are indicated on a properly executed proxy or voting directions, the shares will be voted FOR approval of each of the proposals listed on such proxy or voting directions. See "The SoftKey Special Meeting--Proxies."

                            THE MECC SPECIAL MEETING

DATE, TIME AND PLACE

  The Special Meeting of shareholders of MECC (the "MECC Special Meeting") is scheduled to be held on May 16, 1996 at 9:00 a.m., local time, at MECC's principal offices located at 6160 Summit Drive North, Minneapolis, Minnesota.

PURPOSE

  At the MECC Special Meeting, the shareholders of MECC will be asked to consider and vote upon the proposal to approve the Merger Agreement.

RECORD DATE

  The Board of Directors of MECC (the "MECC Board") has fixed the close of business on March 20, 1996 as the record date (the "MECC Record Date") for the determination of shareholders of MECC entitled to notice of and to vote at the MECC Special Meeting. As of the MECC Record Date, there were 8,043,286 common shares, par value $.01 per share, of MECC ("MECC Common Shares") issued and outstanding.

REQUIRED VOTE

  The affirmative vote of the holders of at least a majority of the issued and outstanding MECC Common Shares entitled to vote at the MECC Special Meeting is required to approve the Merger Agreement. As of the MECC Record Date, directors and executive officers of MECC and their affiliates had the right to vote approximately 20.7% of all issued and outstanding MECC Common Shares entitled to vote at the MECC Special Meeting. North American Fund II, L.P., a shareholder of MECC (the "Fund") the principals of the general partner of which are directors of MECC and which held approximately 18.2% of the MECC Common Shares outstanding as of the MECC Record Date, is a party to a Voting Agreement with SoftKey dated as of October 30, 1995 (the "Voting Agreement") pursuant to which the Fund has agreed, subject to the terms and conditions of the Voting Agreement, to vote 794,284 MECC Common Shares beneficially owned by it (representing approximately 9.9% of the MECC Common Shares outstanding as of the MECC Record Date), in favor of approval of the Merger Agreement. The obligation of the Fund under the Voting Agreement to vote the 794,284 MECC Common Shares in favor of approval of the Merger Agreement is conditioned upon the volume weighted average of the closing prices of SoftKey Common Stock on the NNM for the twenty full trading days immediately preceding the MECC Special Meeting (or any adjournment thereof) being at least $30. The Fund has advised MECC that it intends to vote all of the 1,461,762 MECC Common Shares beneficially owned by it

(representing approximately 18.2% of the MECC Common Shares outstanding as of the MECC Record Date), in favor of approval of the Merger Agreement. See "The MECC Special Meeting--Required Vote" and "The Merger--Related Agreements."

PROXIES

  MECC Common Shares represented by properly executed proxies received prior to or at the MECC Special Meeting will, unless such proxies shall have been revoked, be voted in accordance with the instructions indicated therein. If no instructions are indicated on a properly executed proxy, the shares will be voted FOR approval of the Merger Agreement. See "The MECC Special Meeting-- Proxies."

                                   THE MERGER

CLOSING; EFFECTIVE TIME

  The closing of the transactions contemplated by the Merger Agreement (the "Closing") will take place on the day on which each of certain conditions to the Merger set forth in the Merger Agreement is satisfied or waived, or on such other date and at such other time and place as SoftKey and MECC shall agree (the "Closing Date"). The Merger will become effective upon the filing of the Articles of Merger with the Office of the Secretary of State of the State of Minnesota as required by Minnesota law (the "Effective Time"). Such filing will be made as soon as practicable on or after the Closing Date. See "The Merger-- Closing; Effective Time" and "The Merger--The Merger Agreement--Conditions to Consummation of the Merger."

FORM OF THE MERGER; MERGER CONSIDERATION

  At the Effective Time, Sub will merge with and into MECC and MECC will survive the Merger as a wholly owned subsidiary of SoftKey.

  In addition, at the Effective Time, among other things, (i) each issued and outstanding common share, par value $.01 per share, of MECC ("MECC Common Shares") (other than shares to be cancelled in accordance with clause (ii) below and shares as to which dissenters' rights have been duly demanded under Minnesota law) will be converted into the right to receive a number of shares (and cash in lieu of fractional shares) of fully paid and nonassessable shares of SoftKey Common Stock equal to the result (the "Exchange Ratio") obtained by dividing $40 by the volume weighted average of the closing prices for SoftKey Common Stock on the NNM for the twenty full trading days ending on the third full trading day prior to the Effective Time (the "Average SoftKey Share Price") (but in no event will the Exchange Ratio be greater than 1.14286 or less than .88889), and (ii) all MECC Common Shares that are held by MECC as treasury shares and any MECC Common Shares owned by SoftKey, Sub or any other wholly owned subsidiary of SoftKey will be cancelled and retired and shall cease to exist and no stock of SoftKey or other consideration shall be delivered in exchange therefor. The number of shares of SoftKey Common Stock to be received by shareholders of MECC in the Merger for each MECC Common Share held by them will depend on the Average SoftKey Share Price. The closing price per share of SoftKey Common Stock on the NNM on April 10, 1996 (the last full trading day for which closing prices were available at the time of the printing of this Joint Proxy Statement-Prospectus) was $22.50. If the closing price per share of SoftKey Common Stock on the closing date of the Merger is $22.50 (and assuming that the Average SoftKey Share Price is below $35), each MECC Common Share would be converted in the Merger into 1.14286 shares of SoftKey Common Stock having a market value, based on such closing price, of $25.71. See "The Merger--Form of the Merger; Merger Consideration."

EXCHANGE OF STOCK CERTIFICATES

  As soon as practicable after the Effective Time, The First National Bank of Boston (the "Exchange Agent") will mail transmittal instructions and a form of letter of transmittal to each person who was, at the Effective Time, a holder of record of MECC Common Shares. The transmittal instructions will describe the procedures for surrendering certificates that prior to the Merger represented MECC Common Shares ("MECC Certificates") in exchange for certificates representing shares of SoftKey Common Stock. MECC SHAREHOLDERS SHOULD NOT SUBMIT THEIR MECC CERTIFICATES FOR EXCHANGE UNLESS AND UNTIL THEY HAVE RECEIVED THE TRANSMITTAL INSTRUCTIONS AND A FORM OF LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT. See "The Merger--Exchange of Stock Certificates" and "The Merger--The Merger Agreement--Conversion of Shares; Exchange Ratio."

CONDITIONS TO THE MERGER

  The respective obligations of SoftKey, Sub and MECC to consummate the Merger are subject to the fulfillment or waiver (where permissible) of certain conditions set forth in the Merger Agreement. See "The Merger--The Merger Agreement--Conditions to Consummation of the Merger."

TERMINATION

  The Merger Agreement is subject to termination at the option of either SoftKey or MECC if the Effective Time has not occurred before June 30, 1996, and prior to such time upon the occurrence of certain events. Under certain circumstances, if SoftKey or MECC terminates the Merger Agreement, one party will be required to pay the other party a fee in the amount of $10 million. See "The Merger--The Merger Agreement--Termination and Termination Fee."

RELATED AGREEMENTS--VOTING AGREEMENT

  On October 30, 1995, concurrently with entering into the Merger Agreement, SoftKey entered into the Voting Agreement with the Fund. The Voting Agreement was entered into by the Fund as an inducement to SoftKey to enter into the Merger Agreement.

  Pursuant to the Voting Agreement, the Fund has agreed, among other things, subject to certain conditions set forth in the Voting Agreement, to vote 794,284 MECC Common Shares (constituting 9.9% of the MECC Common Shares issued and outstanding on October 30, 1995) (a) in favor of the approval and adoption of the Merger Agreement and the Merger at every meeting of the shareholders of MECC at which such matters are considered and at every adjournment thereof, and
(b) against any other acquisition or proposed acquisition of MECC (whether by way of merger, purchase of capital stock, purchase of assets or otherwise). The obligation of the Fund under the Voting Agreement to vote the 794,284 MECC Common Shares in favor of approval of the Merger Agreement is conditioned upon the volume weighted average of the closing prices of SoftKey Common Stock on the NNM for the twenty full trading days immediately preceding the MECC Special Meeting (or any adjournment thereof) being at least $30. The Fund has advised MECC that it intends to vote all of the 1,461,762 MECC Common Shares beneficially owned by it (representing approximately 18.2% of the MECC Common Shares outstanding as of the MECC Record Date), in favor of approval of the Merger Agreement. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached as Appendix E hereto. See "The Merger--Related Agreements" and Appendix E hereto.

RECOMMENDATION OF THE SOFTKEY BOARD

  The SoftKey Board has approved the Merger Agreement and the issuance of the Merger Shares and unanimously recommends that stockholders of SoftKey vote FOR approval of such issuance. The SoftKey Board's recommendation is based upon a number of factors described in this Joint Proxy Statement-Prospectus. See "The Merger--SoftKey's Reasons for the Merger; Recommendation of the SoftKey Board."

RECOMMENDATION OF THE MECC BOARD

  The MECC Board has approved the Merger Agreement and unanimously recommends that shareholders of MECC vote FOR approval of the Merger Agreement. The MECC Board's recommendation is based upon a number of factors described in this Joint Proxy Statement-Prospectus. See "The Merger--MECC's Reasons for the Merger; Recommendation of the MECC Board."

OPINION OF THE FINANCIAL ADVISOR TO THE SOFTKEY BOARD

  Bear, Stearns & Co. Inc., SoftKey's financial advisor ("Bear Stearns"), has delivered a written opinion to the SoftKey Board to the effect that, based upon and subject to the conditions set forth in its opinion, as of October 29, 1995, the Merger is fair, from a financial point of view, to stockholders of SoftKey. The full text of the Bear Stearns opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix B to this Joint Proxy Statement-Prospectus. SoftKey stockholders are urged to read the Bear Stearns opinion in its entirety. See "The Merger-- Opinion of SoftKey's Financial Advisor" and Appendix B hereto.

OPINION OF THE FINANCIAL ADVISOR TO THE MECC BOARD

  Allen & Company Incorporated, MECC's financial advisor ("Allen & Company"), has delivered a written opinion to the MECC Board, and a written confirmation thereof, to the effect that, based upon and subject to the matters set forth in its opinion and in the confirmation thereof, as of October 30, 1995 and as of March 6, 1996, respectively, the consideration to be received by the MECC shareholders in the Merger is fair, from a financial point of view, to such shareholders. The full texts of the Allen & Company opinion and the confirmation thereof, which set forth the assumptions made, matters considered and limitations on the reviews undertaken, are attached as Appendix C and Appendix D to this Joint Proxy Statement-Prospectus, respectively. MECC shareholders are urged to read the Allen & Company opinion and the confirmation thereof in their entirety. See "The Merger--Opinion of MECC's Financial Advisor" and Appendices C and D hereto.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendation of the MECC Board with respect to the Merger Agreement, shareholders should be aware that certain members of MECC management and the MECC Board have certain interests in the Merger that are in addition to the interests of shareholders of MECC generally. See "The Merger-- Interests of Certain Persons in the Merger."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

  No ruling has been (or will be) sought from the Internal Revenue Service as to the anticipated federal income tax consequences of the Merger. Consummation of the Merger is conditioned upon SoftKey's receipt of an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to SoftKey, and MECC's receipt of an opinion from Gardner, Carton & Douglas, counsel to MECC, to the effect that, based upon certain facts, representations and assumptions, for federal income tax purposes the Merger will constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. MECC shareholders are urged to consult their tax advisors as to the specific tax consequences to them of the Merger. See "The Merger--Certain Federal Income Tax Consequences of the Merger."

ACCOUNTING TREATMENT

  SoftKey intends to treat the Merger as a "purchase" for accounting and financial reporting purposes. See "The Merger--Accounting Treatment."

CERTAIN REGULATORY MATTERS

  Certain federal and state regulatory requirements must be complied with before the Merger is consummated.

  SoftKey and MECC filed pre-merger Notification and Report Forms and requests for early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations promulgated thereunder, on November 1, 1995. SoftKey's and MECC's request for early termination of the waiting period under the HSR Act was granted and such termination became effective on November 24, 1995. However, at any time before or after the Effective Time, the Federal Trade Commission, the Antitrust Division of the Department of Justice, any state or a private person or entity could seek under the antitrust laws, among other things, to enjoin the Merger. There can be no assurance that a challenge to the Merger will not be made or that, if such a challenge is made, SoftKey and MECC will prevail. See "The Merger--Regulatory Filings and Approvals."

  Neither SoftKey nor MECC is aware of any other material governmental or regulatory approval required for consummation of the Merger, other than compliance with applicable securities laws and filings under the Minnesota Business Corporation Act (the "MBCA").

RESALE RESTRICTIONS

  All shares of SoftKey Common Stock received in connection with the Merger by shareholders of MECC will be freely transferable, except that shares of SoftKey Common Stock received by persons who are deemed to be "affiliates" (as such term is defined for purposes of Rule 145 under the Securities Act of 1933, as amended) of MECC at the time of the Special Meetings may be resold by such persons only in certain permitted circumstances. See "The Merger--Restrictions on Sales of Shares by Affiliates."

DISSENTERS' RIGHTS

  Under the MBCA, each holder of MECC Common Shares will be entitled to object to the Merger and demand payment for such holder's MECC Common Shares. See "The Merger--Dissenters' Rights" and Appendix F hereto. Holders of SoftKey Common Stock are not entitled to object to the Merger or to demand payment for their shares under the Delaware General Corporation Law. See "The Merger--Dissenters' Rights."

           SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF SOFTKEY

  The following presents selected consolidated financial data for SoftKey for the years ended June 30, 1991, 1992 and 1993, the transition period ended December 31, 1993 and the years ended December 31, 1994 and 1995 and as of June 30, 1991, 1992 and 1993 and December 31, 1993, 1994 and 1995. The balance sheet data as of June 30, 1991, 1992 and 1993 and as of December 31, 1993, and the operating data for the years ended June 30, 1991, 1992 and 1993, and the transition period ended December 31, 1993 were derived from SoftKey's audited financial statements which are not included or incorporated by reference herein. The balance sheet data as of December 31, 1994 and 1995 and the operating data for the years ended December 31, 1994 and 1995 were derived from SoftKey's audited Consolidated Financial Statements, which are included in documents incorporated by reference herein. See "Experts." The following selected financial information should be read in conjunction with both the Consolidated Financial Statements of SoftKey and the Notes thereto which are included in documents incorporated by reference in this Joint Proxy Statement-Prospectus (see "Incorporation By Reference") and with the information contained herein under the caption "Unaudited Pro Forma Combined Condensed Consolidated Financial Statements."

                                                        TRANSITION
                                                       PERIOD ENDED    YEARS ENDED
                            YEARS ENDED JUNE 30,       DECEMBER 31,   DECEMBER 31,
                          ---------------------------  ------------ -----------------
                           1991      1992      1993        1993       1994     1995
                          -------  --------  --------  ------------ -------- --------
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING INFORMATION:
Revenues................  $76,037  $119,518  $109,704    $ 41,645   $121,287 $167,042
Operating income (loss).   (3,847)     (599)  (56,981)    (69,057)    25,741  (60,870)
Net income (loss).......   (6,148)   (4,983)  (57,250)    (73,258)    21,145  (65,960)
Net income (loss) per
 share--fully diluted...  $ (0.78) $  (0.47) $  (4.36)   $  (5.01)  $   1.04 $  (2.65)
Shares used in computing
 fully diluted net
 income (loss) per
 share..................    7,893    10,502    13,129      14,618     21,115   24,855

                                    JUNE 30,                DECEMBER 31,
                            ------------------------- --------------------------
                             1991     1992     1993     1993     1994     1995
                            ------- -------- -------- --------  ------- --------
BALANCE SHEET INFORMATION:
Total assets..............  $89,238 $132,862 $128,474  $79,334  $90,815 $900,413
Total long-term
 obligations, less current
 portion (1)..............   16,173   23,449   30,248   24,687   21,859  554,947
Total stockholders' equity
 (deficit)................  $58,501 $ 87,049 $ 61,933 $ (8,632) $37,485 $214,519

- --------
(1) Includes deferred income taxes.

                        SELECTED FINANCIAL DATA OF MECC

  The following presents the pro forma statement of operations data for the year ended March 31, 1991, and the historical statements of operations data for the years ended March 31, 1992, 1993, 1994 and 1995, and the nine-month periods ended December 31, 1994 and 1995 of MECC. Also presented are MECC's historical balance sheet data as of March 31, 1991, 1992, 1993, 1994 and 1995, and December 31, 1995. The balance sheet data as of March 31, 1991, 1992 and 1993, and the statement of operations data for the year ended March 31, 1992 were derived from MECC's audited financial statements which are not included or incorporated by reference herein. The balance sheet data as of March 31, 1994 and 1995, and the statement of operations data for the years ended March 31, 1993, 1994 and 1995, were derived from MECC's audited financial statements which are incorporated by reference in this Joint Proxy Statement-Prospectus. The balance sheet data as of December 31, 1995, and the statement of operations data for the nine-month periods ended December 31, 1994 and 1995 were derived from MECC's unaudited financial statements which are incorporated by reference in this Joint Proxy Statement-Prospectus and which, in the opinion of MECC's management, contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation. Financial information for the interim periods presented is not necessarily indicative of financial information anticipated for the full fiscal year. The following selected financial data should be read in conjunction with the Financial Statements of MECC and the Notes thereto which are included in documents incorporated by reference in this Joint Proxy Statement-Prospectus. See "Incorporation By Reference."

                          PRO FORMA                                      NINE MONTHS
                          YEAR ENDED                                   ENDED DECEMBER
                          MARCH 31,       YEARS ENDED MARCH 31,              31,
                          ---------- --------------------------------- ---------------
                           1991(1)    1992     1993     1994    1995    1994    1995
                          ---------- -------  -------  ------- ------- ------- -------
                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING INFORMATION:
Revenues................   $13,973   $17,053  $18,021  $21,681 $28,046 $20,997 $26,766
Operating (loss) income.    (1,446)      506     (326)   2,045   4,490   4,238   5,525
Net (loss) income.......    (1,390)      390     (497)   1,860   3,795   3,370   4,343
Net (loss) income
 applicable to common
 shareholders...........    (1,870)      (90)    (977)   1,388   3,795   3,370   4,343
Net (loss) income per
 share..................   $ (0.37)  $ (0.02) $ (0.19) $  0.26 $  0.46 $  0.41 $  0.50
Shares used in computing
 net (loss) income per
 share..................     5,079     5,177    5,194    5,421   8,225   8,228   8,637

                                         MARCH 31,                   DECEMBER 31,
                          ------------------------------------------ ------------
                           1991     1992     1993     1994    1995       1995
                          -------  -------  -------  ------- ------- ------------
BALANCE SHEET
 INFORMATION:
Total assets............  $ 4,487  $ 6,451  $ 6,288  $20,065 $24,524   $37,297
Total long-term
 obligations, less
 current portion(2).....      148      953      825      791     608       498
Series A redeemable pre-
 ferred shares..........    5,120    5,600    6,080      --      --        --
Total shareholders'
 (deficit) equity.......  $(2,761) $(2,852) $(3,860) $16,986 $20,923   $31,693

- --------
(1) On January 3, 1991, MECC was acquired by North American Fund II, L.P. (the "Fund Acquisition"). Financial information regarding MECC's predecessor and for the three-month period ended March 31, 1991 and a Pro Forma Statement of Operations for the twelve-month period ended March 31, 1991, giving effect to the Fund Acquisition as though it occurred on April 1, 1990, are included in MECC's 1995 Annual Report on Form 10-K which is incorporated herein by reference.
(2) Includes deferred income taxes and deferred lease incentives.

 SOFTKEY UNAUDITED SELECTED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL
                                    DATA(1)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

  The following unaudited selected pro forma combined condensed consolidated financial data give effect to the Merger under the purchase method of accounting. The unaudited pro forma combined balance sheet data combine selected data from SoftKey's consolidated balance sheet and selected data from MECC's unaudited balance sheet at December 31, 1995 as if the Merger occurred on December 31, 1995. The unaudited pro forma combined statements of operations data combine selected data from the historical results of operations of SoftKey, MECC, Compton's NewMedia, Inc. and Compton's Learning Company (collectively, "Compton's"), The Learning Company ("TLC") and tewi Verlag GmbH ("tewi") for the year ended December 31, 1995, as if each of (i) the Merger,
(ii) the acquisition by SoftKey of Compton's, (iii) the acquisition by SoftKey of TLC, (iv) the acquisition by SoftKey of tewi, (v) SoftKey's October 23, 1995 issuance of $350 million 5 1/2% Senior Convertible Notes Due 2000 (the "October Notes") and (vi) the issuance of $150 million principal amount of 5 1/2% Convertible/Exchangeable Notes Due 2000 (the "Tribune Notes," and together with the October Notes, the "Notes") to Tribune Company in connection with the acquisition of TLC by SoftKey had occurred at the beginning of such period. See "Recent Developments." The unaudited pro forma combined statements of operations data for the year ended December 31, 1995 combines selected data from the pro forma results of SoftKey for the year ended December 31, 1995 and selected data from the results of MECC for the twelve months ended December 31, 1995.

  The unaudited selected pro forma combined condensed consolidated financial data do not reflect cost savings and synergies which might be achieved from the Merger. The unaudited selected pro forma combined condensed consolidated financial data do not purport to be indicative of the operating results or financial position that would have been achieved had the Merger been effected for the periods indicated or the results or financial position which may be obtained in the future.

  The unaudited selected pro forma combined condensed consolidated financial data are based on and should be read in conjunction with the audited consolidated financial statements of SoftKey, the audited and unaudited financial statements of MECC, the audited and unaudited consolidated financial statements of TLC, the audited combined financial statements of Compton's and the audited financial statements of tewi, in each case, including the notes thereto, which are included in documents incorporated by reference in this Joint Proxy Statement-Prospectus. See "Incorporation By Reference."

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    1995
                                                                ------------
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS DATA:
REVENUES.......................................................  $  288,479
COSTS AND EXPENSES:
 Costs of production...........................................      91,091
 Sales, marketing and support..................................      79,334
 General and administrative....................................      42,342
 Amortization and acquisition related costs....................     539,539
 Research and development......................................      31,911
                                                                 ----------
                                                                    784,217
                                                                 ----------
OPERATING INCOME (LOSS)........................................    (495,738)
OTHER INCOME (EXPENSE), net....................................     (21,869)
                                                                 ----------
INCOME (LOSS) BEFORE TAXES.....................................    (517,607)
BENEFIT FOR INCOME TAXES.......................................     (28,236)
                                                                 ----------
NET INCOME (LOSS)..............................................    (489,371)
                                                                 ==========
NET INCOME (LOSS) PER SHARE--FULLY DILUTED.....................  $   (12.65)
                                                                 ==========
WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING--FULLY DILUTED....................................  38,687,000
                                                                 ==========

                                                               DECEMBER 31, 1995
                                                               -----------------
UNAUDITED PRO FORMA COMBINED BALANCE SHEET DATA:
Total assets..................................................    $1,162,102
Long-term obligations, less current portion (2)...............       555,445
Total stockholders' equity....................................    $  455,804

- --------
(1) See the unaudited pro forma combined condensed consolidated financial statements of SoftKey elsewhere in this Joint Proxy Statement-Prospectus.
(2) Includes deferred income taxes and deferred lease incentives.

          COMPARATIVE HISTORICAL AND PRO FORMA COMBINED PER SHARE DATA

  The following table sets forth (1) historical net income per share from continuing operations and historical book value per share data of SoftKey, (2) historical net income per share from continuing operations and historical book value per share data of MECC, (3) unaudited pro forma combined net income
(loss) per share from continuing operations and unaudited pro forma book value per share data of SoftKey after giving effect to SoftKey's acquisition of Compton's, TLC and tewi on a purchase basis and the issuance of the Notes ("SoftKey Pro Forma Combined I"), (4) unaudited pro forma combined net income
(loss) per share from continuing operations and unaudited pro forma book value per share data of SoftKey after giving effect to SoftKey Pro Forma Combined I and the Merger on a purchase basis ("SoftKey Pro Forma Combined II") and (5) unaudited equivalent pro forma combined net income (loss) per share from continuing operations and unaudited equivalent pro forma combined book value per share data of MECC based on an Exchange Ratio of 1.14286 shares of SoftKey Common Stock for each MECC Common Share. The information in the table should be read in conjunction with the audited consolidated financial statements of SoftKey, the audited and unaudited financial statements of MECC, the audited and unaudited consolidated financial statements of TLC, the audited combined financial statements of Compton's and the audited financial statements of tewi, in each case, including the notes thereto, which are included in documents incorporated by reference herein, and the unaudited pro forma combined condensed consolidated financial statements of SoftKey and the notes thereto appearing elsewhere in this Joint Proxy Statement-Prospectus. See "Incorporation By Reference." SoftKey and MECC have not paid any cash dividends on the SoftKey Common Stock or the MECC Common Shares, respectively.

  The unaudited pro forma combined financial data are not necessarily indicative of the net income (loss) per share from continuing operations or book value per share that would have been achieved had the Merger been consummated as of the beginning of the periods presented and should not be construed as representative of such amounts for any future dates or periods.

                                                                        MECC
                                HISTORICAL     SOFTKEY     SOFTKEY   EQUIVALENT
                               -------------- PRO FORMA   PRO FORMA   PRO FORMA
                               SOFTKEY  MECC  COMBINED I COMBINED II COMBINED(1)
                               -------  ----- ---------- ----------- -----------
NET INCOME (LOSS) PER SHARE FROM
 CONTINUING
 OPERATIONS:
For the year ended December
 31,
  1995........................ $(2.65)  $0.55  $(12.95)    $(12.65)    $(14.46)
BOOK VALUE PER SHARE(2):
  December 31, 1995........... $ 6.71   $3.94    N/A       $ 11.07     $ 12.65

- --------
(1) The unaudited MECC equivalent pro forma combined per share amounts are calculated by multiplying the SoftKey Pro Forma Combined II per share amounts by the Exchange Ratio of 1.14286 shares of SoftKey Common Stock for each MECC Common Share.
(2) Historical book value per share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at the end of each period. SoftKey pro forma book value per share is computed by dividing pro forma stockholders' equity by the pro forma combined number of shares of SoftKey Common Stock which would have been outstanding had the Merger been consummated as of the balance sheet date, assuming an Exchange Ratio of 1.14286 shares of SoftKey Common Stock for each MECC Common Share.

                    COMPARATIVE PER SHARE MARKET PRICE DATA

  SoftKey Common Stock is traded on the NNM under the symbol "SKEY." MECC Common Shares are traded on the NNM under the symbol "MECC."

  The following table sets forth the closing prices per share of SoftKey Common Stock and MECC Common Shares as reported on the NNM on October 27, 1995, the business day preceding public announcement of the Merger, and on April 10, 1996, and the equivalent per share prices (as explained below) of MECC Common Shares on such dates.

                                       SOFTKEY COMMON MECC COMMON EQUIVALENT PER
                                           STOCK        SHARES     SHARE PRICE
                                       -------------- ----------- --------------
October 27, 1995......................    $38.125       $21.250      $40.000
April 10, 1996........................    $22.500       $25.250      $25.714

  The equivalent per share price of a MECC Common Share represents the closing price of a share of SoftKey Common Stock on such date multiplied by the Exchange Ratio computed as of such date.

  Because the market price of SoftKey Common Stock that holders of MECC Common Shares will receive in the Merger may increase or decrease prior to the Merger, stockholders are urged to obtain current market quotations.

                                 RISK FACTORS

  As a result of the Merger, shareholders of MECC will become stockholders of SoftKey. In addition to the other information contained in this Joint Proxy Statement-Prospectus and the appendices hereto, the following risk factors should be considered carefully in evaluating the Merger.

INTENSE COMPETITIVE ENVIRONMENT

  The personal computer ("PC") consumer software industry is intensely competitive and is characterized by rapid changes in technology and customer requirements. The changing nature of the consumer software industry and rapidly changing demand for products make it difficult to predict the future success of SoftKey in the business of producing packaged software products for the retail market. SoftKey competes for retail shelf space and general consumer awareness with a number of companies that market software products. SoftKey encounters competition from both established companies, including the largest companies in the industry, and new companies that may develop comparable products. A number of SoftKey's competitors and potential competitors possess significantly greater capital, marketing resources and brand recognition than SoftKey. Rapid changes in technology, product obsolescence and advances in computer software and hardware require SoftKey to develop or acquire new products and to enhance its existing products on a timely basis. SoftKey's marketplace has recently experienced a higher emphasis on on-line and Internet related services and content tailored for this new delivery vehicle. To the extent that demand increases for on-line products and content, the demand for SoftKey's existing products may change and SoftKey's future performance could be adversely affected.

  Many large companies with sophisticated product marketing and technical abilities and financial resources that do not presently compete with SoftKey may enter the PC software market. For example, technology companies have begun to acquire greater access to content, and content-oriented companies have begun to acquire greater technological capabilities. Competitors in these areas include Microsoft Corporation ("Microsoft"), Sony, The Walt Disney Company, Viacom, IBM/Eduquest, Fisher-Price, Jostens, Electronic Arts, Sierra On-Line, Inc., Davidson & Associates, Mindscape, GT Interactive Software, Edmark and Broderbund Software, Inc. To the extent that competitors achieve a performance, price or distribution advantage, SoftKey could be adversely affected. Consolidation in the consumer software industry creates new, larger competitors. For example, CUC International, Inc. recently announced proposed mergers with Sierra On-Line, Inc. and Davidson & Associates. This increased consolidation of the consumer software market may impact future growth potential and performance.

  Microsoft is the dominant supplier of computer operating systems and frequently coordinates its operating system marketing efforts with those for its applications software. Competition in Microsoft's WindowsTM application segment from major software publishers is intensifying, and the "competitive upgrade" price discounting among the major firms is eroding the traditional pricing structures that had previously existed in the software industry. Microsoft launched the Windows 95 operating system in 1995. As a result, SoftKey has embarked on a program to transition many of its titles to Windows 95 format. In 1995, Microsoft announced that it was reducing the price of a number of its common titles from $69.95 to $49.95. Competitive pressures have resulted in price reductions throughout the industry with the result that industry-wide operating margins are likely to be adversely affected.

  There is no assurance that SoftKey will have the resources required to respond to market or technological changes or to compete successfully in the future.

INTENSE COMPETITION FOR DISTRIBUTION CHANNELS

  SoftKey competes with other companies for access to retail shelf space and inclusion in OEM sales programs. Competition in this aspect of the industry is intense, and the type and number of distribution channels is increasing to include non-traditional software retailers such as book, music, video, magazine, toy, gift, convenience, drug and grocery store chains. Additionally, as technology changes, the type and number of distribution channels will further change and new types of competitors, such as cable or telephone companies, are likely to emerge. The current trend toward deregulation of the telecommunications industry may also impact the type and number of distribution channels and the competition for those channels.

  The traditional channels of distribution in the software industry have experienced increasing concentration during the past several years, in particular with respect to PC chain stores and software distributors. With increasing concentration in the traditional channels of distribution, SoftKey's customers have increased leverage in negotiating favorable terms of sale, including price discounts and product return policies. In addition, a number of SoftKey's competitors, such as Davidson & Associates (through New Media Express) and GT Interactive Software, have attempted, with some success, to enter into exclusive software distribution arrangements with certain retail outlets. If the occurrence of these exclusive arrangements increases and SoftKey is not able to offer a competing product line or arrangement, SoftKey's operating results may be negatively impacted. There can be no assurance that SoftKey will be able to continue to have access to sufficient retail marketing distribution channels or obtain adequate distribution for all of its products in the future. Accordingly, such concentration may have an adverse effect in the future on the profitability of SoftKey's operations.

  Regardless of the retail strategy chosen by SoftKey, the retail channels of distribution available for products will be subject to rapid changes as retailers and distributors enter and exit the software market segments or alter their product inventory preferences. Other types of retail outlets and methods of product distribution may become important in the future. These new methods may include delivery of software using on-line services or the Internet, which will necessitate certain changes in SoftKey's business and operations, including without limitation addressing operational challenges such as improving download time for pictures, images and programs, ensuring proper regulation of content quality and developing sophisticated security for transmitting payments. Should on-line distribution channels increase, SoftKey will be required to modify its existing technology basis in order for its products to be compatible and remain competitive. It is critical to the success of SoftKey that, as these changes occur, it maintain access to those channels of distribution offering software in its market segments.

ACQUISITIONS, BUSINESS COMBINATIONS AND STRATEGIC ALLIANCES

  SoftKey has historically expanded its business through, among other strategies, acquisitions, business combinations and strategic alliances. Moreover, the consumer software industry as a whole has recently experienced consolidation. SoftKey believes that its customers will in the future demand that SoftKey offer increasing numbers of titles throughout SoftKey's existing product categories and, in particular, the education and entertainment categories. SoftKey believes that in many cases the most efficient means to acquire such titles or the ability to develop or license such titles is to enter into acquisitions, business combinations or strategic alliances with consumer software companies and others.

  SoftKey continuously evaluates and considers other businesses of varying sizes as potential strategic partners and candidates for acquisition (whether negotiated or non-negotiated) and has engaged in discussions with certain businesses in pursuit of possible transactions. Certain of these businesses may be substantial in size compared to SoftKey. Except as otherwise disclosed in this Joint Proxy Statement-Prospectus, there are currently no understandings, agreements or commitments with respect to any acquisition, business combination or strategic alliance. Moreover, there can be no assurance that SoftKey will enter into any such transaction or, if SoftKey does identify and consummate such a transaction, that the transaction will enable SoftKey to achieve its goals.

  Acquisitions or business combination transactions that would result in further expansion of SoftKey's business in the entertainment and educational product areas may result in a higher degree of product acceptance risk and longer development cycles for SoftKey's products. In addition, companies that develop entertainment software (for PC, Sega, Nintendo and 3DO platforms) typically experience lower gross margins than SoftKey has experienced from its current operations. Further, should purchase accounting be used by SoftKey for future acquisitions or business combination transactions (as is being done by SoftKey in connection with the Merger), such accounting treatment may result in large, one-time expense charges for in-process research and development costs and short amortization periods for acquired technology and other intangible assets acquired in the transaction.

  Competition for suitable acquisitions, business combinations and strategic alliances and the cost of these transactions have recently been increasing. The future availability of desirable prospects for these transactions in the computer software industry is uncertain. In addition, assuming that SoftKey is able to identify appropriate transaction prospects, the execution and implementation of acquisitions, business combinations and strategic alliances involves a significant time commitment from senior management and can result in large restructuring costs. There can be no assurance that suitable opportunities will be identified, that transactions can be consummated or that assets, businesses or relationships acquired in such transactions can be integrated successfully into SoftKey's operations.

  As part of its strategy of acquisitions and business combinations, in December 1995, in a two-step, all cash transaction, SoftKey acquired The Learning Company, a Delaware corporation and a developer of educational personal computer software products ("TLC"). See "Recent Developments-- Acquisition of The Learning Company." Also in December 1995, in a stock-for-stock transaction, SoftKey acquired Compton's NewMedia, Inc. and Compton's Learning Company (collectively, "Compton's"), developers and publishers of educational multimedia titles and each a wholly owned subsidiary of Tribune Company. See "Recent Developments--Acquisition of Compton's NewMedia, Inc. and Compton's Learning Company." There can be no assurance that SoftKey will be able to successfully integrate the operations of TLC and Compton's with those of SoftKey.

  Since February 4, 1994, the date of the three-party business combination among SoftKey Software Products Inc., WordStar International Incorporated and Spinnaker Software Corporation, SoftKey has issued an aggregate of approximately 8,023,000 shares of SoftKey Common Stock and $503 million of notes and other indebtedness in connection with acquisitions and business combinations. The Indebtedness issued includes $350 million principal amount of 5 1/2% Senior Convertible unsecured Notes Due 2000 (the "October Notes"). The October Notes will be redeemable by SoftKey on or after November 2, 1998 at declining redemption prices of 102.2% on November 2, 1998, 101.1% on November 1, 1999 and 100% on or after November 1, 2000. The October Notes are convertible into SoftKey Common Stock at a price of $53 per share and interest is payable thereon on May 1 and November 1 of each year. In addition, in connection with the acquisition of TLC, Tribune Company made a strategic investment in SoftKey in the form of $150 million principal amount 5 1/2% Senior Convertible/Exchangeable Notes Due 2000 (the "Tribune Notes," and together with the October Notes, the "Notes"). The Tribune Notes will be redeemable by SoftKey on or after November 2, 1998 at declining redemption prices of 102.2% on November 2, 1998, 101.7% on November 1, 1999 and 100% on or after November 1, 2000. The Tribune Notes are convertible into SoftKey Common Stock at a price of $53 per share and interest is payable thereon on May 1 and November 1 of each year. The Tribune Notes are unsecured and rank pari passu with the October Notes. Further, in connection with the acquisition of Compton's, SoftKey issued a note to Tribune Company for $3 million at an interest rate of 6 1/2% in cancellation of certain intercompany indebtedness which, in accordance with its terms, was settled as of April 5, 1996 by the issuance of approximately 158,099 shares of SoftKey Common Stock to Tribune Company. In the event that all of the Notes are converted into shares of SoftKey Common Stock in accordance with their terms, Softkey will be obligated to issue an aggregate of approximately 9,433,963 shares of SoftKey Common Stock, representing approximately 22.1% of the shares of SoftKey Common Stock issued and outstanding as of April 6, 1996. Principal payments with respect to the Notes are expected to be funded from cash generated from operations or a subsequent equity or debt financing or a combination of the foregoing.

INTEGRATION OF ACQUIRED BUSINESSES; MANAGEMENT OF GROWTH

  The integration of SoftKey's and MECC's operations following the Merger will require the dedication of management resources which will temporarily detract from attention to the day-to-day business of the combined company. The combination of the two companies will also require integration of the companies' product offerings and the coordination of their research and development and sales and marketing efforts. The difficulties of assimilation, in particular, the possible loss of key personnel, may be increased by the necessity of coordinating geographically separated organizations, integrating personnel with disparate business backgrounds and combining two different corporate cultures. The process of combining the two organizations may cause an interruption of, or a loss of momentum in, the activities of either or both of the companies' businesses, which could have an adverse effect on the revenues and operating results of the combined company, at least in the near term. There can be no assurance that the combined entity will be able to retain its key technical and management personnel or that the combined entity will realize any of the other anticipated benefits of the Merger. Both SoftKey and MECC have experienced periods of significant growth. The combined company's ability to manage its growth effectively will require it to continue to improve its operational, financial and information management systems and controls, and to attract, retain, motivate and manage employees effectively. The failure of the combined company to manage growth in multiple areas of its business effectively would have a material adverse effect on its results of operations.

  As a result of the acquisitions of TLC and Compton's, SoftKey expects to reduce certain of its annual operating costs by approximately $7-8 million, including approximately $3-4 million in cost savings on CD-ROM production, assembly and fulfillment as a result of increased production volume, a cost reduction of approximately $2-3 million as a result of pricing concessions and increased efficiencies related to increased production volume and a cost savings of approximately $1 million from efficiencies resulting from the combination of the corporate organizations of SoftKey, TLC and Compton's. The anticipated cost savings are based in part upon anticipated annual production of at least 15 million CD-ROMs, as compared to a production of approximately eight million CD-ROMs in SoftKey's fiscal year ended January 6, 1996.

  As a result of the acquisition of each of Compton's and TLC by SoftKey, SoftKey faces challenges relating to integration of operations which are similar to those which will be faced by SoftKey following the Merger, and there can be no assurance that SoftKey will be successful in achieving or maintaining the foregoing cost savings or integrating the operations of Compton's or TLC with those of SoftKey.

NEW PRODUCTS AND RAPID TECHNOLOGICAL CHANGE

  SoftKey operates in a highly competitive and technology driven environment. The consumer software industry is undergoing substantial change and is subject to a high level of uncertainty. Software companies must continue to develop or acquire new products or upgrade existing products on a timely basis to sustain revenues and profitable operations. Factors contributing to the short life span of PC software have included rapid technological change and an expanded demand for content-rich products. Software companies must continue to create or acquire innovative new products reflecting technological changes in hardware and software and translate current products into newly accepted hardware and software formats, in order to gain and maintain a viable market for their products. PC hardware, in particular, is steadily advancing in power and function, expanding the market for increasingly complex and flexible software products. This has also resulted in longer periods necessary for research and development of new products and a greater degree of unpredictability in the time necessary to develop products. Furthermore, the rapid changes in the market and the increasing number of new products available to consumers have increased the degree of consumer acceptance risk with respect to any specific title that SoftKey may publish. It is expected that this trend will continue and may become more pronounced in the future.

  In the past, SoftKey has focused primarily on the productivity, lifestyle and edutainment product categories. These product categories have a lower development cost and are not considered as "hit" driven as the high-end, 16-bit and 32-bit entertainment and games software category (including products offered on the Sega, Nintendo and 3DO platforms) and the high-end, PC-based CD-ROM game category. Additionally, the high-end entertainment and games category requires higher development and marketing costs and a higher cost of goods sold than SoftKey's traditional software business, is dominated by a number of very large competitors and is subject to rapid change in consumer preference. Should SoftKey substantially increase its presence in the high-end entertainment and games industry segment, it will experience these additional risks and competitive pressures.

  Similarly, SoftKey's new product-content focus and enhanced presence in the educational software market will require SoftKey to evaluate and adopt appropriate development and marketing strategies and methods, which may differ from those historically employed by SoftKey and subject SoftKey to the risks and competitive pressures associated with those new strategies.

  SoftKey's rights to license many of its software products are non-exclusive and, generally, of limited duration, and there is no assurance SoftKey will be able to continue to obtain new products from developers or to maintain or expand its market share in the event that a competitor offers the same or similar software products. If SoftKey is unable to develop or acquire new products in a timely manner as revenues decrease from products reaching the end of their natural life cycle, SoftKey's results of operations will be adversely affected.

COMPETITION FOR SHELF SPACE AND PROMOTIONAL SUPPORT

  Retailers of SoftKey's products typically have a limited amount of shelf space and promotional resources, and there is intense competition among high-quality educational software products for adequate levels of shelf space and promotional support from retailers. To the extent that the number of consumer software products and computer platforms increases, this competition for shelf space may intensify. Due to increased competition for limited shelf space, retailers and distributors are increasingly in a better position to negotiate favorable terms of sale, including price discounts and product return policies, as well as cooperative market development funds. Retailers often require software publishers to pay fees in exchange for preferred shelf space. The amounts paid to retailers by software publishers for preferred shelf space are customarily determined by an arms-length negotiation on a case by case basis, and there is no general formula or industry standard for determining such fees. Amounts typically paid by SoftKey for shelf space, cooperative advertising, promotional costs and market developments funds represent approximately 4-5% of gross sales. There can be no assurance that such retailers will continue to purchase SoftKey's products, provide SoftKey's products with adequate levels and quality of shelf space or continue to participate with SoftKey in cooperative advertising, promotional or market development arrangements.

SIGNIFICANT PRICE REDUCTIONS IN PERSONAL COMPUTER SOFTWARE

  Recently, several major publishers of PC software have significantly reduced the prices of their products with the goal of gaining greater market share, to the extent that at least one company (which is not a competitor of SoftKey) distributed its product at no cost (except what it represented as shipping and handling charges) in order to gain market share upon its entrance into a new market. The retail and wholesale prices of many of SoftKey's products have declined and SoftKey has introduced new lines of lower-priced software products. There can be no assurance that such price reductions or new product lines will result in an increase in unit sales volume or that prices will not continue to decline in the future. Such a decline would lead to a decrease in the revenues from, and gross margins on, sales of such products in the future and could result in lower cash flow or operating margins.

RISK OF INTERNATIONAL OPERATIONS

  SoftKey derived approximately 15% of its revenues in the year ended January 6, 1996 from sales occurring outside North America. SoftKey's international revenues increased by 96% in 1995 as compared to 1994. This increase was driven by both the acquisition of tewi Verlag GmbH, a German company, on July 21, 1995 and increased penetration of personal computers in Europe, which in turn caused an increase in demand for and sales of consumer software products. These revenues are subject to the risks normally associated with international operations, including currency conversion risks, limitations (including taxes) on the repatriation of earnings, slower and more difficult accounts receivable collection, greater difficulty and expense in administering business abroad, complications in complying with foreign laws and the necessity of obtaining requisite export licenses, which on occasion may be delayed or difficult to obtain. In addition, while U.S. copyright law, international conventions and international treaties may provide meaningful protection against unauthorized duplication of software, the laws of foreign jurisdictions may not protect SoftKey's proprietary rights to the same extent as the laws of the United States. Software piracy has been, and can be expected to be, a persistent problem for participants in the "shrink-wrap" software industry, including SoftKey. These problems are particularly acute in certain international markets such as South America, the Middle East, the Pacific Rim and the Far East.

PROTECTION OF PROPRIETARY RIGHTS; RISK OF INFRINGEMENT CLAIMS

  SoftKey relies on a combination of trade secret, copyright, trademark and other proprietary rights laws and license agreements to protect its rights to its software products and related documentation. SoftKey does not have any patents. United States copyright law, international conventions and international treaties, however, may not provide meaningful protection against unauthorized duplication of SoftKey's software. SoftKey generally licenses its externally developed products rather than transferring title and has relied on contractual arrangements with recipients and users of its products to establish certain proprietary rights and to maintain confidentiality of those products protected by trade secret law. Consistent with standard industry practice, SoftKey's products generally are licensed pursuant to "shrink-wrap" licenses that are not signed by the licensee. The enforceability of such licenses has not been conclusively determined. SoftKey's products do not contain any mechanisms to prevent or inhibit unauthorized copying.

  SoftKey has registered numerous trademarks in the United States and Canada, and a small number in other countries, for titles or components of its products and has trademark registrations pending in the United States and other countries for various new products.

  Policing unauthorized use of a broadly disseminated product such as PC software is very difficult. Software piracy can be expected to be a persistent problem for the "shrink-wrap" software industry. These problems are particularly acute in certain international markets such as South America, the Middle East, the Pacific Rim and the Far East.

  SoftKey periodically receives communications alleging or suggesting that its products may incorporate material covered by the copyrights, trademarks or other proprietary rights of third parties. With the increased use of music and animation in CD-ROM products and the increased number of software products on the market generally, SoftKey is likely to experience an increase in the number of infringement claims asserted against it in the future. With respect to licensed products, SoftKey is generally indemnified against liability on these matters. SoftKey's policy is to investigate the factual basis of such communications and to resolve such matters promptly by enforcing its rights, negotiating licenses (if necessary) or taking other appropriate actions.

  In certain circumstances, litigation may be necessary to enforce SoftKey's proprietary rights, to protect copyrights, trademarks and trade secrets and other intellectual property rights owned by SoftKey or its licensors, to defend SoftKey against claimed infringements of the rights of others and to determine the scope and validity of the proprietary rights of SoftKey and others. Any such litigation, whether with or without merit, could be costly and a diversion of management's attention, which could have an adverse effect on SoftKey's business, operating results or financial condition. Adverse determinations in litigation relating to any of SoftKey's products could result in the loss of SoftKey's proprietary rights, subject SoftKey to liabilities, require SoftKey to seek licenses from third parties or prevent SoftKey from selling that product.

DEPENDENCE ON MAJOR SUPPLIER

  All duplication, assembly and fulfillment, with certain exceptions (including CD-ROMs and products reproduced by OEMs), for all of SoftKey's U.S. products are provided by one supplier, Stream International Inc., formerly known as the Global Software Services business unit of R.R. Donnelley & Sons Company ("Stream"), at facilities in Crawfordsville, Indiana. Any interruption in Stream's manufacturing, assembly and fulfillment services could have a material adverse impact on SoftKey's business. SoftKey's agreement with Stream expires in April 1997, and there can be no assurance that such agreement will be renewed or that the terms of any renewal will be the same as those currently in effect. Although SoftKey believes that suitable alternative suppliers exist, there can be no assurance that any termination or modification of the agreement with Stream would not result in a short-term business interruption for SoftKey.

DEPENDENCE ON CONTINUED PERSONAL COMPUTER SALES

  The success of SoftKey is dependent upon the continuing use of PCs, and especially multimedia PCs, in the consumer and school market. A general decrease in unit sales of PCs or a shift to an alternative means of delivery could adversely affect SoftKey's future results of operations.

HISTORY OF OPERATING LOSSES

  A variety of factors may cause period-to-period fluctuations in SoftKey's operating results, including integration of operations resulting from acquisitions of companies, products or technologies, revenues and expenses related to the introduction of new products or new versions of existing products, changes in selling prices, delays in purchases in anticipation of upgrades to existing products, currency fluctuations, dealer and distributor order patterns, general economic trends or a slowdown of PC sales and seasonality of customer buying patterns. Historical operating results of SoftKey and its predecessors cannot be relied upon as indicative of the future performance of SoftKey. On an historical basis, SoftKey incurred net losses of $57,250,000 for the year ended June 30, 1993 and $73,258,000 for the transition period from July 4, 1993 to January 1, 1994 and $65,960,000 for the year ended January 6, 1996 (after amortization of $18,229,000 of goodwill). SoftKey had net income of $21,145,000 for the year ended December 31, 1994. There can be no assurance that SoftKey will be profitable in the future. SoftKey expects to treat a portion of the purchase price of MECC as in-process research and development costs (which are expensed at the time of the acquisition), a portion as purchased technology (which SoftKey has a policy of amortizing over a one to two year period), and the remainder as goodwill (which is expected to be amortized over a period of two years). This treatment of the purchase price for accounting purposes is expected to result in substantial losses for SoftKey.

CAPITAL RESOURCES

  The expansion of SoftKey's current business involves significant financial risk and capital investment. There is no assurance that capital will be available in the future to meet the needs of SoftKey for additional investment.

VOLATILITY OF STOCK PRICE AND DEPTH OF TRADING MARKET

  SoftKey Common Stock trades on the Nasdaq National Market ("NNM"). The market price of the SoftKey Common Stock, like the shares of many other high technology companies, has been and may continue to be volatile. Recently, the stock market in general and the shares of PC software companies in particular have experienced significant price fluctuations. These broad market and industry fluctuations may adversely affect the market price of the SoftKey Common Stock. Factors such as quarterly fluctuations in results of operations, the announcement of technological innovations, the introduction of new products by SoftKey or its competitors and general conditions in the computer hardware and software industries may have a significant impact on the market price of the SoftKey Common Stock. There can be no assurance as to the effect of the consummation or failure to consummate the Merger on the market price of SoftKey Common Stock.

                              RECENT DEVELOPMENTS

ACQUISITION OF THE LEARNING COMPANY

  As part of its strategy of acquisitions and business combination transactions, on December 22, 1995, SoftKey acquired approximately a 95% interest in TLC, as the first step in a two-step, all cash transaction resulting in SoftKey owning, effective as of December 27, 1995, the entire equity interest of TLC. The total consideration for the transaction was approximately $684,066,000, including estimated transaction costs, value of stock options assumed and deferred income taxes related to certain identifiable intangible assets acquired. There can be no assurance that SoftKey will be able to successfully integrate TLC's operations with those of SoftKey.

  On December 22, 1995, SoftKey announced that, in connection with its acquisition of TLC, it had completed the sale to Tribune Company of $150 million principal amount of 5 1/2% Senior Convertible/ Exchangeable Notes Due 2000. These notes are either convertible into SoftKey Common Stock at a conversion price of $53 per share or exchangeable for shares of a newly designated series of preferred stock of SoftKey which is itself convertible into SoftKey Common Stock.

ACQUISITION OF COMPTON'S NEWMEDIA, INC. AND COMPTON'S LEARNING COMPANY

  On December 28, 1995, SoftKey purchased Compton's NewMedia Inc. and Compton's Learning Company (collectively, "Compton's"), developers and publishers of educational multimedia titles and each a wholly owned subsidiary of Tribune Company. In and in connection with the acquisition, SoftKey issued a total of 5,052,697 shares of common stock, which included 587,036 shares to settle $14,000,000 of intercompany debt to Tribune Company, and executed a promissory note to Tribune Company for $3,000,000 for cancellation of the remaining intercompany indebtedness, which note was, in accordance with its terms, settled as of April 5, 1996 by the issuance of approximately 158,099 shares of SoftKey Common Stock to Tribune Company. The total purchase price was $104,394,000, including estimated transaction costs, settlement of certain intercompany debt to Tribune Company, deferred income taxes related to certain identifiable assets acquired and assumption of the fair value of the net liabilities of Compton's. The transaction was accounted for as a purchase. There can be no assurance that SoftKey will be able to successfully integrate the operations of Compton's with those of SoftKey.

  Compton's NewMedia, Inc. is a leading developer, publisher and international distributor of interactive multimedia CD-ROM software in the areas of reference, including "Compton's Interactive Encyclopedia" and related education, entertainment and lifestyle titles. Compton's Learning Company owns or maintains rights to the content used in products of Compton's NewMedia, Inc.

ACQUISITION OF TEWI VERLAG GMBH

  On July 21, 1995, SoftKey acquired tewi Verlag GmbH, a publisher and distributor of CD-ROM software and computer-related books, located in Munich, Germany ("tewi"), in exchange for $12,688,000 in cash and 99,045 shares of SoftKey Common Stock valued at $3,640,000. One of the former shareholders of tewi is eligible to receive additional consideration for the purchase of his tewi shares, up to a maximum of DM1,080,000 (the "Earn-Out Amount") in each of fiscal 1996 and 1997, based upon achievement of certain revenue and profitability goals. Any Earn-Out Amount will be settled annually in shares of SoftKey Common Stock, the number of which will be determined based on a volume-weighted average of the closing stock price following the closing of each fiscal year.

                          THE SOFTKEY SPECIAL MEETING

DATE, TIME AND PLACE

  The special meeting of the stockholders of SoftKey in lieu of an annual meeting (the "SoftKey Special Meeting") is scheduled to be held on May 16, 1996, at 1:30 p.m., local time, at The Ritz-Carlton, Boston, located at 15 Arlington Street, Boston, Massachusetts.

PURPOSE OF THE SOFTKEY SPECIAL MEETING

  At the SoftKey Special Meeting, the stockholders of SoftKey will be asked to consider and vote upon a proposal to approve the issuance of up to 10,500,000 shares of SoftKey Common Stock in the Merger (such shares or any portion thereof are referred to herein as the "Merger Shares"). In addition to the proposal regarding the issuance of the Merger Shares, at the SoftKey Special Meeting stockholders of SoftKey will be asked to consider and vote upon (i) the election of directors, (ii) a proposal to amend the SoftKey International Inc. Long Term Equity Incentive Plan (the "LTIP") to increase the number of shares of SoftKey Common Stock authorized to be issued under the LTIP from 5,450,000 to 7,000,000, (iii) in connection with the proposals regarding the Merger Shares and the amendment to the LTIP, a proposal to amend SoftKey's Restated Certificate of Incorporation (the "SoftKey Charter") to increase the number of authorized shares of SoftKey Common Stock from 60,000,000 to 120,000,000 and (iv) the selection of Coopers & Lybrand L.L.P. as independent public accountants for SoftKey for the 1996 fiscal year.

RECORD DATE

  The Board of Directors of SoftKey (the "SoftKey Board") has fixed the close of business on March 20, 1996 as the record date (the "SoftKey Record Date") for the determination of holders of SoftKey Common Stock entitled to notice of and to vote at the SoftKey Special Meeting. In addition, holders of Exchangeable Non-Voting Shares (the "Exchangeable Shares") of SoftKey Software Products Inc., an Ontario corporation ("SoftKey Software") all of the voting securities of which are owned by SoftKey, of record at the close of business on the SoftKey Record Date will be entitled to notice of the SoftKey Special Meeting and to direct the vote of The R-M Trust Company, the holder as trustee for such persons, of the one outstanding share of special voting stock of SoftKey, par value $1.00 per share (the "SoftKey Special Voting Share"). As of the SoftKey Record Date, there were issued and outstanding 31,848,980 shares of SoftKey Common Stock, which were held by approximately 1,455 holders of record, and the one SoftKey Special Voting Share, which share represented 1,595,338 votes entitled to be cast at the SoftKey Special Meeting.

REQUIRED VOTE

  The representation in person or by proxy of at least a majority of the votes represented by the outstanding shares of SoftKey Common Stock and the SoftKey Special Voting Share entitled to be cast at the SoftKey Special Meeting is necessary to establish a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present or represented for purposes of determining whether a quorum is present on any matter. The approval of the issuance of shares of SoftKey Common Stock in the Merger requires the affirmative vote of a majority of the votes cast at the SoftKey Special Meeting by the holders of the shares of SoftKey Common Stock and the holder of the SoftKey Special Voting Share. The approval of all other matters to be considered and voted upon at the SoftKey Special Meeting (except the amendment to the SoftKey Charter) requires the affirmative vote of a majority of the votes represented by the shares of SoftKey Common Stock and the SoftKey Special Voting Share present in person or represented by proxy and entitled to vote at the SoftKey Special Meeting. The approval of the amendment to the SoftKey Charter requires the affirmative vote of a majority of the votes represented by the outstanding shares of SoftKey Common Stock and the SoftKey Special Voting Share, whether or not present or represented by proxy at the SoftKey Special Meeting.

  Holders of record of SoftKey Common Stock on the SoftKey Record Date are entitled to cast one vote on each proposal to be presented to stockholders of SoftKey at the SoftKey Special Meeting, and The R-M Trust Company, as the holder of record of the Special Voting Share, is entitled to cast 1,595,308 votes with respect to each such proposal. That number of votes represents the number of Exchangeable Shares that were outstanding on the SoftKey Record Date (other than Exchangeable Shares held by SoftKey, its subsidiaries or any entity controlled by SoftKey, if any). The Exchangeable Shares are exchangeable on a one-for-one basis for SoftKey Common Stock. The Exchangeable Shares were originally issued to certain holders of common shares of a predecessor corporation to SoftKey Software which was also called SoftKey Software Products Inc. ("Former SoftKey").

  The Special Voting Share has been issued to The R-M Trust Company, as trustee (the "Trustee"), under a Voting and Exchange Trust Agreement pursuant to which each holder of an Exchangeable Share (other than SoftKey, its subsidiaries or any entity controlled by SoftKey) is entitled to instruct the Trustee to exercise one of the votes attached to the SoftKey Special Voting Share for each Exchangeable Share held by such holder.

  The SoftKey Common Stock and the SoftKey Special Voting Share vote as a single class and, except as set forth above, are identical in all respects with respect to matters subject to the vote of SoftKey stockholders.

  As of April 6, 1996, directors and executive officers of SoftKey and their affiliates had the right to cast votes representing approximately 1.62% of all votes represented by the issued and outstanding shares of SoftKey Common Stock and the SoftKey Special Voting Share. Such persons have indicated to SoftKey that they intend to cast all of such votes in favor of each of the proposals listed on the proxy.

PROXIES

  All shares of SoftKey Common Stock represented by properly executed proxies (or, in the case of the SoftKey Special Voting Share, properly executed voting directions) received prior to or at the SoftKey Special Meeting and not revoked will be voted in accordance with the instructions indicated therein. Properly executed proxies (or voting directions) which do not contain voting instructions will be voted FOR approval of each of the proposals listed on such proxy or voting directions. Stockholders are urged to mark the box on the proxy to indicate how their shares are to be voted.

  If an executed proxy (or voting directions) is returned and the stockholder has abstained from voting on a matter listed on the proxy, the shares represented by such proxy (or voting directions) will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of approval of such matter. If an executed proxy (or voting directions) is returned by a broker holding shares of SoftKey Common Stock or Exchangeable Shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on any matter (a so-called "broker non-vote"), such shares will be considered present at the meeting for purposes of determining the presence of a quorum and of calculating the vote, but will not be considered to have been voted in favor of approval of such matters. Because approval of the proposals listed on the proxy (except the proposal relating to the issuance of the Merger Shares) requires the affirmative vote of at least a majority of the votes represented by the shares of SoftKey Common Stock and the SoftKey Special Voting Share present in person or represented by proxy and entitled to vote at the SoftKey Special Meeting, and because approval of the amendment to the SoftKey Charter requires the affirmative vote of at least a majority of the votes represented by the shares of SoftKey Common Stock outstanding and the SoftKey Special Voting Share entitled to vote at the SoftKey Special Meeting, whether or not present in person or represented by proxy at the SoftKey Special Meeting, abstentions and broker non-votes will have the same effect as a vote against approval of such proposals.

  It is not expected that any matter other than those referred to herein will be brought before the SoftKey Special Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters, unless authority to do so is withheld in the proxy. Shares represented by proxies which have been voted AGAINST approval of the issuance of the Merger Shares will not be voted in respect of any motion made for adjournment of the SoftKey Special Meeting for purposes of soliciting additional votes to approve such issuance.

  Any SoftKey stockholder who executes and returns a proxy (or voting directions) may revoke such proxy (or voting directions) at any time before it is voted by (i) notifying in writing the Secretary of SoftKey at One Athenaeum Street, Cambridge, Massachusetts 02142, (ii) granting a subsequent proxy (or voting directions) or (iii) appearing in person and voting at the SoftKey Special Meeting. Attendance at the SoftKey Special Meeting will not in and of itself constitute revocation of a proxy (or voting directions).

  Of the expenses incurred in connection with the printing and mailing of this Joint Proxy Statement- Prospectus, 60% will be borne by SoftKey and 40% will be borne by MECC. SoftKey has retained D.F. King & Co., Inc. ("D.F. King") at an estimated cost of $10,000 plus reimbursement of expenses, to assist in the solicitation of proxies by telephone and by mail. SoftKey and D.F. King will also request banks, brokers, and other intermediaries holding shares beneficially owned by others to send this Joint Proxy Statement-Prospectus to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

AVAILABILITY OF PRINCIPAL ACCOUNTANTS

  Representatives of Coopers & Lybrand L.L.P., principal accountants to SoftKey, will be present at the SoftKey Special Meeting, will have the opportunity to make a statement should they desire to do so and are expected to be available to respond to appropriate questions.

                           THE MECC SPECIAL MEETING

DATE, TIME AND PLACE

  The Special Meeting of the shareholders of MECC (the "MECC Special Meeting") is scheduled to be held on May 16, 1996 at 9:00 a.m., local time, at MECC's principal offices located at 6160 Summit Drive North, Minneapolis, Minnesota.

PURPOSE OF THE MECC SPECIAL MEETING

  At the MECC Special Meeting, the holders of common shares, par value $.01 per share, of MECC ("MECC Common Shares") will be asked to consider and vote upon a proposal to approve the Merger Agreement, pursuant to which, among other things, Sub will merge with and into MECC and MECC will survive the Merger as a wholly owned subsidiary of SoftKey. Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, among other things, (i) each issued and outstanding MECC Common Share (other than shares to be cancelled in accordance with clause (ii) below and shares as to which dissenters' rights have been duly demanded under Minnesota law) will be converted into the right to receive a number of shares (and cash in lieu of fractional shares) of fully paid and nonassessable shares of SoftKey Common Stock equal to the result (the "Exchange Ratio") obtained by dividing $40 by the volume weighted average of the closing prices for the SoftKey Common Stock on the NNM for the twenty full trading days ending on the third full trading day prior to the Effective Time (the "Average SoftKey Share Price"), except that if the Average SoftKey Share Price is equal to or greater than $45 the Exchange Ratio will equal .88889, and if the Average SoftKey Share Price is equal to or less than $35, the Exchange Ratio will be 1.14286, (ii) all MECC Common Shares that are held by MECC as treasury shares and any MECC Common Shares owned by SoftKey, Sub or any other wholly owned subsidiary of SoftKey will be cancelled and retired and shall cease to exist and no stock of SoftKey or other consideration shall be delivered in exchange therefor, and (iii) Sub will be merged with and into MECC, with MECC surviving the Merger as a wholly owned subsidiary of SoftKey. The number of shares of SoftKey Common Stock to be received by shareholders of MECC in the Merger for each MECC Common Share held by them will depend on the Average SoftKey Share Price. The closing price per share of SoftKey Common Stock on the NNM on April 10, 1996 (the last full trading day for which closing prices were available at the time of the printing of this Joint Proxy Statement-Prospectus) was $22.50. If the closing price per share of SoftKey Common Stock on the closing date of the Merger is $22.50 (and assuming that the Average SoftKey Share Price is below $35), each MECC Common Share would be converted in the Merger into 1.14286 shares of SoftKey Common Stock having a market value, based on such closing price, of $25.71. As indicated above, MECC shareholders will receive cash in lieu of any fractional shares of SoftKey Common Stock which would otherwise be issuable as a result of the Merger. As of the date of this Proxy Statement-Prospectus, neither SoftKey nor any wholly owned subsidiary of SoftKey owns any MECC Common Shares.

RECORD DATE

  The Board of Directors of MECC (the "MECC Board") has fixed the close of business on March 20, 1996 as the record date (the "MECC Record Date") for the determination of holders of MECC Common Shares entitled to notice of and to vote at the MECC Special Meeting. On the MECC Record Date, there were 8,043,286 MECC Common Shares issued and outstanding and held by approximately 69 holders of record.

REQUIRED VOTE

  A majority of the outstanding MECC Common Shares entitled to vote at the MECC Special Meeting must be present, either in person or by proxy to constitute a quorum at the MECC Special Meeting. Under the Minnesota Business Corporation Act (the "MBCA"), the affirmative vote of at least a majority of the MECC Common Shares issued and outstanding and entitled to vote at the MECC Special Meeting is required to approve the Merger Agreement.

  Since approval of the Merger Agreement requires the affirmative vote of a majority of all outstanding MECC Common Shares, whether or not such MECC Common Shares are voted at the MECC Special Meeting, abstentions, failures to vote and broker non-votes will have the same effect as votes against approval of the Merger Agreement for purposes of determining whether the requisite majority has been obtained.

  As of the MECC Record Date, directors and executive officers of MECC and their affiliates had the right to vote approximately 20.7% of all issued and outstanding MECC Common Shares entitled to vote at the MECC Special Meeting. North American Fund II, L.P., a shareholder of MECC (the "Fund") the principals of the general partner of which are directors of MECC and which held approximately 18.2% of the MECC Common Shares outstanding as of the MECC Record Date, is a party to a Voting Agreement dated as of October 30, 1995 (the "Voting Agreement") with SoftKey pursuant to which the Fund has agreed, subject to the terms and conditions of the Voting Agreement, to vote 794,284 MECC Common Shares beneficially owned by it (representing approximately 9.9% of the MECC Common Shares outstanding as of the MECC Record Date), in favor of approval of the Merger Agreement. The obligation of the Fund under the Voting Agreement to vote the 794,284 MECC Common Shares in favor of approval of the Merger Agreement is conditioned upon the volume weighted average of the closing prices of SoftKey Common Stock on the NNM for the twenty full trading days immediately preceding the MECC Special Meeting (or any adjournment thereof) being at least $30. The Fund has advised MECC that it intends to vote all of the 1,461,762 MECC Common Shares beneficially owned by it (representing approximately 18.2% of the MECC Common Shares outstanding as of the MECC Record Date), in favor of approval of the Merger Agreement. See "The Merger-- Related Agreements." Holders of record of MECC Common Shares on the MECC Record Date are entitled to one vote per share on each proposal to be presented to shareholders at the MECC Special Meeting.

  A MECC shareholder who has voted in favor of the Merger Agreement may be deemed to have ratified the terms of the Merger Agreement, including the fairness thereof, and, accordingly, may be precluded from challenging the fairness of the Merger Agreement in a subsequent legal proceeding. Moreover, since dissenters' rights are available to shareholders of MECC who comply with the Minnesota statutory provisions discussed below under the caption "The Merger--Dissenters' Rights," the MBCA provides that a shareholder of MECC (whether or not such shareholder votes for or against the Merger Agreement, or fails to vote, abstains or exercises dissenters' rights with respect to the Merger Agreement) has no right at law or in equity to set aside the approval of the Merger Agreement or the consummation of the Merger, except if such approval or consummation is fraudulent with respect to such shareholder or MECC. Accordingly, MECC may use a shareholder's vote with respect to the Merger Agreement as a defense to a subsequent challenge to the Merger.

PROXIES

  All MECC Common Shares represented by properly executed proxies received prior to or at the MECC Special Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies which do not contain voting instructions will be voted FOR approval of the Merger Agreement. Shareholders are urged to mark the box on the proxy to indicate how their shares are to be voted.

  If an executed proxy is returned and the shareholder has abstained from voting on approval of the Merger Agreement, the MECC Common Shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of approval of the Merger Agreement. If an executed proxy is returned by a broker holding MECC Common Shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on any matter (a so-called "broker non-vote"), such shares will not be considered present at the meeting for purposes of determining the presence of a quorum and of calculating the vote and will not be considered to have been voted in favor of approval of the Merger Agreement. Because approval of the Merger Agreement requires the affirmative vote of at least a majority of the MECC Common Shares issued and outstanding and entitled to vote at the MECC Special Meeting, abstentions and broker non-votes will have the same effect as a vote against approval of the Merger Agreement.

  It is not expected that any matter other than those referred to herein will be brought before the MECC Special Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters, unless authority to do so is withheld in the proxy. Shares represented by proxies which have been voted AGAINST approval of the Merger Agreement will not be voted in respect of any motion made for adjournment of the MECC Special Meeting for purposes of soliciting additional votes to approve the Merger Agreement.

  Any MECC shareholder who executes and returns a proxy may revoke such proxy at any time before it is voted by (i) notifying in writing the Secretary of MECC at 6160 Summit Drive North, Minneapolis, Minnesota 55430-4003, (ii) granting a subsequent proxy or (iii) appearing in person and voting at the MECC Special Meeting. Attendance at the MECC Special Meeting will not in and of itself constitute revocation of a proxy.

  The expenses incurred in connection with the printing and mailing of this Joint Proxy Statement-Prospectus will be borne 60% by SoftKey and 40% by MECC. MECC will request banks, brokers, and other intermediaries holding shares beneficially owned by others to send this Joint Proxy Statement-Prospectus to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of MECC.

AVAILABILITY OF PRINCIPAL ACCOUNTANTS

  Representatives of Deloitte & Touche LLP, principal accountants to MECC, will be present at the MECC Special Meeting, will have the opportunity to make a statement should they desire to do so and are expected to be available to respond to appropriate questions.

  MECC SHAREHOLDERS SHOULD NOT SEND IN ANY STOCK CERTIFICATES WITH THEIR PROXIES. A TRANSMITTAL FORM WITH INSTRUCTIONS FOR THE SURRENDER OF STOCK CERTIFICATES FOR MECC COMMON SHARES WILL BE MAILED AS SOON AS PRACTICABLE AFTER THE EFFECTIVE TIME OF THE MERGER.

                                  THE MERGER

  This section of the Joint Proxy Statement-Prospectus describes certain aspects of the proposed Merger, including the Merger Agreement. To the extent that it relates to the Merger Agreement, the following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Appendix A to this Joint Proxy Statement-Prospectus and is incorporated herein by reference. While SoftKey and MECC believe that such description covers the material terms of the Merger Agreement, all stockholders of SoftKey and shareholders of MECC are urged to read the Merger Agreement in its entirety.

BACKGROUND OF THE MERGER

  SoftKey has historically expanded its business through, among other strategies, acquisitions, business combinations and strategic alliances. SoftKey continuously evaluates and considers other businesses of varying sizes as potential strategic partners and candidates for acquisition and has engaged in discussions with certain businesses in pursuit of possible transactions.

  In July 1995, R. Scott Murray, Chief Financial Officer of SoftKey, contacted Charles L. Palmer, Chairman of the Board of Directors of MECC and a principal of the Fund, which was then a majority stockholder of MECC, and subsequently, Robert L. Underwood, a director of MECC and a principal of the Fund, to discuss the possibility of a combination of SoftKey and MECC. Messrs. Palmer and Underwood responded that the Fund was not then interested in engaging in discussions with SoftKey.

  In July 1995, the Fund was considering a secondary public offering of a large portion of its MECC Common Shares to provide liquidity for its partners. In August 1995, the Fund completed the sale of 3,000,000 MECC Common Shares in a public offering. As a result, the Fund's ownership of MECC was reduced from approximately 57% to approximately 18% of the outstanding MECC Common Shares. Since the Fund no longer owned a majority of the MECC Common Shares, the MECC Board believed it would be appropriate to have further discussions with SoftKey to determine whether a transaction between MECC and SoftKey would be in the best interests of the MECC shareholders. Since 1991, when the Fund acquired MECC, the Fund and MECC had from time to time considered other possible strategic alliances and business combinations.

  On September 21, 1995, Kevin O'Leary, President of SoftKey, and Mr. Murray met with Mr. Palmer to explore a possible business combination. On September 25, 1995, Mr. Murray and a representative of SoftKey's independent public accounting firm participated in a conference call with Mr. Palmer, Dale E. LaFrenz, President and Chief Executive Officer of MECC, Donald W. Anderson, Chief Financial Officer of MECC, R. David Bergonia, a director of MECC and a principal of the Fund, and representatives of MECC's independent public accounting firm to explore accounting issues in connection with any possible business combination. On September 29, 1995, Mr. O'Leary and Mr. Murray met with Mr. LaFrenz to continue to discuss business opportunities for SoftKey and MECC. At that time, there was no determination on the part of SoftKey to move forward with respect to a transaction with MECC. On October 17, 1995, SoftKey and MECC entered into a Confidentiality and Non-Disclosure Agreement pursuant to which each party agreed to keep confidential certain proprietary information received from the other party.

  Following the completion of SoftKey's private offering of $350 million principal amount 5 1/2% Senior Convertible Notes Due 2000, SoftKey reassessed its strategic alternatives in connection with its search for strategic partners and candidates for acquisition and identified the education category as the next direction of growth in its business. The identification of the education category as the next direction of growth for SoftKey's business was based upon, among other things, the high demand existing in the software market for education products, the fact that entry into the educational software segment entailed less risk than, for example, expansion in the entertainment segment, the fact that gross margins on education products are better than those obtainable on entertainment products and the fact that competition in the education segment of the industry was not as intense as in other segments of the consumer software market. On October 23, 1995, Mr. O'Leary and Mr. Murray telephoned Mr. Palmer, suggesting that SoftKey and MECC recommence discussions concerning a possible merger or other business combination between SoftKey and MECC. Messrs. Murray and O'Leary indicated that if a definitive agreement relating to a business combination between SoftKey and MECC could promptly be entered into, SoftKey would consider seeking to acquire TLC. Mr. O'Leary suggested that a prompt conclusion to the discussions between SoftKey and MECC was required because, among other things, (i) SoftKey would want to have the expertise of management of MECC in educational software and, in particular, school distribution channels available to assist SoftKey in the management of TLC, if SoftKey were to acquire TLC and (ii) TLC had entered into a merger agreement with Broderbund Software, Inc. (the "TLC/Broderbund Agreement") and had scheduled a November 9, 1995 meeting of its stockholders for the purpose of voting on approval of the TLC/Broderbund Agreement.

  On October 25, 1995, representatives of SoftKey, including Michael Perik, Chairman of the Board and Chief Executive Officer, Mr. O'Leary, Mr. Murray and Neal S. Winneg, Vice President, General Counsel and Secretary of SoftKey, and representatives of MECC, including Messrs. Palmer, Bergonia, Anderson and Underwood, together with representatives of Skadden, Arps, Slate, Meagher & Flom and Bear, Stearns & Co. Inc. ("Bear Stearns"), SoftKey's legal and financial advisors, respectively, and Gardner, Carton & Douglas and Allen & Company Incorporated ("Allen & Company"), MECC's legal and financial advisors, respectively, met to discuss proposed terms of a business combination between the two companies. The primary focus of the discussions was the potential price to be paid by SoftKey, particularly with respect to the recent public offering price of the MECC Common Shares, and the determination of the maximum and minimum number of shares of SoftKey Common Stock that would be issued to holders of MECC Common Shares in the Merger. Based on the discussions at the meeting, the parties agreed to continue to resolve issues between them and to proceed to negotiate a possible merger agreement. Prior to the meeting, SoftKey reached an understanding with Bear Stearns, formalized in an engagement letter dated October 29, 1995, that Bear Stearns would participate in the negotiations with MECC, advise SoftKey with respect thereto and deliver its opinion with respect to the fairness of the proposed acquisition of MECC by SoftKey to the stockholders of SoftKey.

  Following the October 25 meetings, representatives of each of MECC and SoftKey commenced due diligence investigations of the other and continued negotiations with respect to the Merger Agreement and the transactions contemplated thereby.

  On October 26, 1995, Messrs. LaFrenz and Anderson met with Messrs. Perik, O'Leary and Murray to discuss the proposed combination of SoftKey and MECC. That evening, Messrs. Perik, O'Leary and Murray met with Messrs. LaFrenz and Anderson, Paul Gullickson, Senior Vice President, Business Development and Operations, and Susan L. Schilling, then Senior Vice President, Development and Creative Director, to discuss the revenue enhancements and other synergistic benefits that SoftKey expected to result from the combination of SoftKey and MECC, in addition to the further benefit to the combined entity from an acquisition of TLC, as well as development and marketing strategies for the educational software market. The revenue enhancements and other synergistic benefits discussed included, among others, an expansion of MECC's current retail distribution, OEM sales opportunities, expansion of existing international sales and establishment of a direct mail business, increased sales through product line extensions and anticipated cost savings through consolidation of operations and elimination of overlapping cost structures.

  On October 27, 1995, the MECC Board held a meeting at which the discussions with the SoftKey representatives were outlined. The MECC Board, with the advice of its legal and financial advisors, considered the proposed terms of the transaction with SoftKey and discussed the issues relating thereto. On October 29, 1995, the MECC Board met again, together with its legal and financial advisors, to review in detail the status of the negotiations as to the Merger Agreement and the transactions contemplated thereby and to further evaluate the proposed terms thereof.

  Also on October 29, 1995, the SoftKey Board met to consider, among other things, the proposed transactions with MECC. The SoftKey Board reviewed in detail with the management of SoftKey and SoftKey's legal and financial advisers the Merger Agreement, the Voting Agreement and the other related agreements and matters. At this meeting, Bear Stearns delivered its opinion to the effect that, as of the date of such opinion and based upon and subject to the various conditions set forth therein, the Merger was fair, from a financial point of view, to the stockholders of SoftKey. The opinion of Bear Stearns is set forth in full on Appendix B to this Joint Proxy Statement-Prospectus. See "The Merger--Opinion of SoftKey's Financial Advisor."

  After consideration of the presentations of the management of SoftKey, Bear Stearns and SoftKey's legal advisors, the SoftKey Board unanimously approved the Merger Agreement and the Voting Agreement and the transactions contemplated thereby.

  On the morning of October 30, 1995, the MECC Board met again, with MECC's legal and financial advisors present. Allen & Company made a detailed presentation of the financial aspects of the Merger and delivered its opinion to the MECC Board that the consideration to be received by the MECC shareholders in the Merger is fair from a financial point of view. The Opinion of Allen & Company is set forth in full on Appendix C to this Joint Proxy Statement-Prospectus. See "The Merger--Opinion of MECC's Financial Advisor." Following the presentation by Allen & Company and further discussion by the MECC Board, the MECC Board unanimously approved the Merger Agreement and the transactions contemplated thereby.

  After execution of the Merger Agreement by SoftKey and MECC, SoftKey and MECC issued a press release announcing the Merger Agreement.

  Subsequent to public announcement of the Merger Agreement, the market for high-tech stocks generally has been subject to significant fluctuations. The market price for SoftKey Common Stock has also been subject to significant fluctuations and has ranged from $38.125 per share on October 27, 1995 (the last business day prior to public announcement of the Merger Agreement) to $13.625 per share on January 30, 1996.

  On January 15, 1996 the Fund learned that one of MECC's other major shareholders had expressed concern to SoftKey regarding the decline in the value of consideration to be received by the shareholders of MECC in the Merger. On February 7, 1996, another major shareholder of MECC was quoted in the media as saying that it did not intend to vote in favor of the Merger.

  During January and February of 1996, the Fund held discussions with representatives of SoftKey and indicated that the Fund believed that in order to induce the shareholders of MECC to vote in favor of the Merger, (i) an implementation plan to help facilitate the accomplishment of SoftKey's strategic plan would have to be defined, developed and a commitment thereto would have to be made by the managements of SoftKey and MECC, and (ii) SoftKey should consider issuing additional consideration to shareholders of MECC in the Merger. In such discussions, the Fund expressed its view that the focus of a possible implementation plan should be to realize the anticipated benefits of the acquisition of TLC and to successfully integrate SoftKey, MECC and TLC so as to create a leading educational software company. The SoftKey Board met on February 5, 1996 and, after considering the Fund's proposals, indicated that it would proceed with the transaction on the terms contemplated by the Merger Agreement.

  On February 19 and 20, 1996, representatives of SoftKey, including, among others, Messrs. Perik and O'Leary met with representatives of MECC, including, among others, Messrs. Palmer, LaFrenz and Anderson to discuss SoftKey's plans to integrate the operations of MECC, TLC and Compton's into those of SoftKey. At such meetings the participants reached agreement regarding the framework of a plan to implement SoftKey's strategic plan, including the maintenance of MECC as a separate business unit of SoftKey with Mr. LaFrenz as its President and the assignment to certain of MECC's senior management of the primary role of operating the school sales division for the combined company. MECC and SoftKey also agreed that the senior management of MECC would continue leading the development effort for the current MECC software titles and that, where feasible, certain functions, including manufacturing, consumer sales, finance and technical support services, would be consolidated.

  On the morning of March 8, 1996, the MECC Board met again, with MECC's legal and financial advisors present, to review its October 30, 1995 determination to recommend approval of the Merger Agreement by the

MECC shareholders. Allen & Company made a detailed presentation and delivered a confirmation, dated as of March 6, 1996, of its opinion dated October 30, 1995 to the MECC Board that the consideration to be received by the MECC shareholders in the Merger is fair from a financial point of view. The confirmation of the opinion of Allen & Company is set forth in full on Appendix D to this Joint Proxy Statement-Prospectus. See "The Merger--Opinion of MECC's Financial Advisor." Following the presentation by Allen & Company and further discussion by the MECC Board, the MECC Board unanimously resolved to recommend approval of the Merger Agreement by the MECC shareholders.

SOFTKEY'S REASONS FOR THE MERGER; RECOMMENDATION OF THE SOFTKEY BOARD

  SoftKey believes that the strategic combination of SoftKey and MECC would create a strong consumer software company with a broad range of titles, respected brand names, superior distribution system and employees with proven development talent, which is strengthened by SoftKey's acquisition of Compton's and TLC. SoftKey has identified substantial revenue enhancements, cost savings and other synergistic benefits that would result from the combination of SoftKey and MECC.

  The potential significant revenue enhancements include increased sales of the combined company's products through more retail outlets, an increased customer base, product line extensions, application of SoftKey's direct response experience (which involves a selling process where SoftKey does not go through a retailer but instead markets its products directly to the end user through such outlets as direct mail, catalog resellers, on-line services and a home-shopping television network) to MECC's business (which currently involves only a small amount of such direct response sales) and an expansion of MECC's minimal OEM business; reduced reliance on distributors with the resulting avoidance of distributor markdowns in price; increased international sales through utilization of SoftKey's international presence; and increased sales of SoftKey products into the school markets.

  The anticipated substantial cost savings resulting from the combination of SoftKey and MECC include reduced costs of goods sold through stronger purchasing power and the consolidation of internal manufacturing facilities; reduced sales and marketing costs through reductions in overlapping sales organizations and marketing programs, realization of economies of scale in trade allowance programs and consolidation of promotion costs and technical support costs; and lower general and administrative costs through elimination of overlapping cost structures and reduction of overhead.

  SoftKey also believes that the combined company would have enhanced research and development capabilities, and would increase the creative, animation and video element of the combined companies' products using existing expertise at MECC and utilizing SoftKey's cross platform approach to technology and engines.

  THE SOFTKEY BOARD HAS DETERMINED THE MERGER AND THE ISSUANCE OF THE MERGER SHARES TO BE IN THE BEST INTERESTS OF SOFTKEY AND ITS STOCKHOLDERS. ACCORDINGLY, THE SOFTKEY BOARD HAS APPROVED THE MERGER AGREEMENT AND THE ISSUANCE OF SUCH SHARES AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF SOFTKEY VOTE FOR APPROVAL OF THE ISSUANCE OF THE MERGER SHARES.

  In reaching its determination with respect to the Merger and the issuance of the Merger Shares, the SoftKey Board considered a variety of factors, although it did not assign any relative or specific weight to the factors considered. The factors considered by the SoftKey Board included, among others, the following:

    (1) that there is virtually no overlap in the MECC product mix with SoftKey, which means that the Merger is expected to significantly enhance SoftKey's shelf space in the retail channel with proprietary brand name educational titles in math, social studies, geography, language arts and science;

    (2) that MECC has 22 years of experience in the creation of high-quality, educational software for schools which will provide SoftKey with proven development talent;

    (3) that MECC has a large number of educational software titles that-- once integrated into current platforms, spliced into multiple products and merchandised into line extensions of existing product offerings--have the potential to further growth in existing sales channels and to advance SoftKey's goal to expand its on-line product offerings;

    (4) that SoftKey expects to achieve significant revenue enhancements, cost savings and other synergistic benefits by combining SoftKey and MECC, including those revenue enhancements and cost savings described above, which synergies and cost savings are expected to be increased as a result of the acquisition by SoftKey of TLC;

    (5) that SoftKey expects the Merger to be accretive to SoftKey on an operating cash flow per share basis;

    (6) information regarding the financial position, results of operation and stock prices of MECC, as well as the prospective financial performance of SoftKey and MECC on a combined basis;

    (7) the oral opinion of Bear Stearns delivered on October 29, 1995, confirmed by a written opinion as of the same date, that, as of the date of such opinion, the Merger is fair, from a financial point of view, to the stockholders of SoftKey, as well as the underlying financial analyses of Bear Stearns presented in connection therewith; and

    (8) a review with the SoftKey Board's outside counsel of the terms of the Merger Agreement, including the circumstances under which either SoftKey or MECC can terminate the Merger Agreement (and the fees triggered thereby) and the closing conditions to the Merger contained therein.

  After careful consideration of the foregoing factors and consultation with its outside financial and legal advisors, the SoftKey Board concluded that the Merger and the issuance of the Merger Shares is in the best interests of SoftKey's stockholders. In considering the foregoing factors and in reaching such conclusion, the SoftKey Board relied on the following:

    (1) the presentation of Bear Stearns and its opinion that the Merger is fair from a financial point of view to the stockholders of SoftKey;

    (2) the knowledge of, and ongoing review by, the SoftKey Board as to the consumer software market and the opportunities and strategies for the future growth of SoftKey;

    (3) the review by management of SoftKey of MECC's business, including its products, customers and employees, and the evaluation of the potential synergies resulting from the combination of SoftKey and MECC; and

    (4) a presentation by SoftKey's legal counsel summarizing the contractual terms of the Merger Agreement and the Voting Agreement.

  In connection with the presentation of Bear Stearns to the SoftKey Board, management of SoftKey provided to Bear Stearns certain operating and financial information relating to SoftKey's and MECC's businessess, including internal projections of future financial results used for budgeting purposes and certain projected financial results (the "Projections") prepared by the management of SoftKey relating to SoftKey and MECC individually and on a combined basis, utilizing information with respect to MECC furnished to the management of SoftKey by the management of MECC. The information provided to Bear Stearns did not include any estimated revenues or operating income before amortization from the operations of TLC or Compton's, which were acquired by SoftKey in late December 1995. The Projections included estimates for SoftKey (assuming consummation of the Merger) of 1996 revenues of $265 million and operating income before amortization and acquisition-related costs of $89 million. In addition, in connection with the preparation by Allen & Company of the confirmation, dated March 6, 1996, of its opinion dated October 30, 1995, SoftKey provided Allen & Company with certain 1996 projected calendar year pro forma financial statements for the combined company resulting from the Merger (including TLC and Compton's), which included estimated 1996 earnings per share ("EPS") of the combined company of a loss of $6.26 per share (or EPS of $2.13 without giving effect to goodwill and consolidation expenses created by the Merger but after taking into account anticipated synergies) (the "Estimates"). SoftKey's current budget (the "Forecast") prepared for internal budgeting purposes reflects expected 1996 revenues (including TLC and Compton's), based on the assumptions and estimates utilized in preparing the Forecast, including the consummation of the Merger, of approximately $350 million. SoftKey does not, as a matter of course, publicly disclose forward-looking information (such as the Projections, the Estimates or the Forecast) as to future revenues, earnings or other financial information. SoftKey's actual results may differ materially from those included in the Projections, the Estimates and the Forecast.

Important factors and assumptions that could cause SoftKey's actual results to differ materially from those included in the forward-looking statements made herein include the factors which are responsible for period-to-period fluctuations in SoftKey's operating results generally. These factors include without limitation the integration of operations resulting from acquisitions of companies (which would include, assuming consummation of the Merger, the integration of the operations of MECC into those of SoftKey), delays in customer purchases in anticipation of upgrades to existing products or release of competitive products, currency fluctuations, dealer and distributor order patterns and seasonality of buying patterns of customers and the historic and recurring pattern of SoftKey sales by which a disproportionate percentage of a quarter's total sales occur in the last month and weeks of each quarter, making predictions of revenues and earnings especially difficult and resulting in substantial risk of variance of actual results from those foregoing at any time prior to near the quarter close. Additional factors and assumptions that could generally cause SoftKey's actual results to differ materially from those included in the forward-looking statements made herein include without limitation SoftKey's ability to develop and introduce new products or new versions of existing products, the effects of general economic conditions, the impact of competitive products and pricing in the consumer software industry, the sufficiency of SoftKey's production capacity to meet future demand for its products, SoftKey's ability to keep pace with the evolution of the technology platforms for which SoftKey develops and produces products and SoftKey's ability to continue to exploit new channels of distribution for its products. Other factors and assumptions not identified above were also involved in the defivation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. SoftKey assumes no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. In light of the significant uncertainties inherent in projections of any kind, inclusion of the Projections, the Estimates and the Forecast in the Joint Proxy Statement-Prospectus should not be regarded as a representation by SoftKey, Bear Stearns, Allen & Company or any other person that the Projections, the Estimates or the Forecast will be achieved.

  INVESTORS ARE CAUTIONED THAT ANY FORWARD-LOOKING INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT-PROSPECTUS SHOULD NOT BE REGARDED AS FACT AND SHOULD NOT BE RELIED UPON AS AN ACCURATE REPRESENTATION OF FUTURE RESULTS. IN ADDITION, THE PROJECTIONS, THE ESTIMATES AND THE FORECAST WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE SEC OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS AND FORECASTS. THE PROJECTIONS AND THE ESTIMATES ARE INCLUDED IN THIS JOINT PROXY STATEMENT-PROSPECTUS ONLY BECAUSE SUCH INFORMATION WAS MADE AVAILABLE TO BEAR STEARNS OR ALLEN & COMPANY BY SOFTKEY. MOREOVER, THE PROJECTIONS, THE ESTIMATES AND THE FORECAST DO NOT PURPORT TO PRESENT OPERATIONS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND HAVE NOT BEEN AUDITED, COMPILED OR OTHERWISE EXAMINED BY COOPERS & LYBRAND L.L.P., SOFTKEY'S INDEPENDENT ACCOUNTANTS, OR BY ANY OTHER INDEPENDENT ACCOUNTANTS. ACCORDINGLY, NONE OF BEAR STEARNS, ALLEN & COMPANY, SOFTKEY, MECC OR COOPERS & LYBRAND L.L.P. OR ANY OTHER PARTY ASSUMES ANY RESPONSIBILITY FOR THE ACCURACY OR VALIDITY OF THE PROJECTIONS, THE ESTIMATES OR THE FORECAST.

MECC'S REASONS FOR THE MERGER; RECOMMENDATION OF THE MECC BOARD

  At its meeting on October 30, 1995, the MECC Board determined that the Merger is in the best interests of MECC and its shareholders, approved the Merger Agreement and determined to recommend approval and adoption of the Merger Agreement and the Merger by the MECC shareholders. In so voting, MECC's directors considered a variety of factors, including the factors set forth below. The MECC Board did not assign relative weights to these factors. Rather, the MECC Board viewed its determinations and recommendations as being based on the totality of the information presented and considered by it.

  The MECC Board believed that for any business combination involving MECC to be in the best interests of MECC and its shareholders, the consideration paid to all shareholders must be fair from a financial point of view and the combination must not be adverse to MECC's employees generally or to customers of MECC.

  Based on a detailed review of the Merger Agreement and discussion with management of SoftKey, the MECC Board determined that the Merger Agreement and the transactions contemplated thereby satisfied these criteria. The principal elements of the transactions and other matters that the MECC Board considered in reaching this conclusion include the following:

    (1) The $40 per MECC Common Share consideration contemplated by the Merger Agreement, which represents a premium of approximately 88.24% over the closing price per MECC Common Share on October 27, 1995, the last trading day prior to the public announcement of the Merger.

    (2) The terms of the Merger Agreement that are designed to protect, within certain limits, the value of SoftKey Common Stock to be received by a holder of MECC Common Shares in the Merger, represented by an exchange ratio that permits for an adjustment in the number of shares of SoftKey Common Stock issued for each MECC Common Share in the Merger, as long as the volume weighted average closing price of a share of SoftKey Common Stock during the 20 trading days ending on the third trading day prior to the Effective Time is not less than $35.00 nor more than $45.00 and the fact that under the Voting Agreement, North American Fund II, L.P. is not obligated to vote its MECC Common Shares which are subject to the Voting Agreement in favor of approval and adoption of the Merger Agreement and Merger if the volume weighted average closing price per share of SoftKey Common Stock for the 20 trading days immediately preceding the MECC Special Meeting is less than $30.00.

    (3) The fact that the Merger will be treated as a "tax-free reorganization" for federal income tax purposes, permitting MECC shareholders to avoid realizing a gain with respect to the receipt of SoftKey Common Stock in the Merger if such shareholders determine to remain stockholders in the larger, more diversified company.

    (4) The fact that the Merger Agreement, which generally prohibits MECC from soliciting, or engaging in discussions or negotiating with, any third party regarding any potential acquisition of MECC, including a merger, acquisition or exchange of all or any material portion of the assets of, or equity interest in, MECC, does permit MECC to furnish information to, and negotiate with, any third party that has submitted a proposal for such an acquisition, provided that certain conditions are met. See "The Merger--The Merger Agreement--No Other Negotiations." The MECC Board believes that these provisions of the Merger Agreement do not unduly restrict the ability of a third party to make a proposal meeting the applicable conditions relating to such an acquisition, or the MECC Board's ability to consider and act upon such a proposal if made.

    (5) The strategic fit of MECC with SoftKey, resulting from, among other things, (i) SoftKey's expansive access to retail distribution channels, including its strong presence in United States retail outlets, its presence in international markets, and its direct mail capabilities, (ii) complementary product lines offered by MECC and SoftKey with virtually no overlapping products, (iii) the need expressed by SoftKey management to expand SoftKey's product line to include more proprietary, higher-end products like those offered by MECC, (iv) the capability of expanding MECC's product line to include lower-priced educational software products sold through mass-merchandised distribution channels available to SoftKey and (v) SoftKey's expressed desire to gain access to the school market through MECC's well-established position in that market, including the ability to market certain SoftKey products in that market.

    (6) The fact that the MECC Board believes that the Merger will enhance MECC's ability to compete more effectively, particularly in the retail market, due to the strategic benefits identified in the immediately preceding paragraph.

    (7) The fact that holders of MECC Common Shares will have the opportunity to participate in the ownership of a larger, more diversified company, whose common stock historically has enjoyed a higher volume of trading than MECC's Common Shares, affording MECC shareholders who are interested in liquidity the opportunity to own a more liquid security than MECC Common Shares.

    (8) The fact that SoftKey management has indicated that MECC will operate as a separate subsidiary under the name Minnesota Educational Computing Corporation and that MECC management will be responsible for managing MECC's development of educational software and the distribution of such software through the school channel as a separate business unit of SoftKey.

    (9) The fact that SoftKey management indicated that it would be interested in soliciting employment agreements from the four existing executive officers of MECC to ensure that they continue to lead SoftKey's efforts to expand its educational software business.

    (10) The fact that the Merger Agreement provides that any unvested options held by 18 specified officers or key employees of MECC would vest immediately upon the termination by SoftKey of such persons' employment otherwise than for Cause, as defined in the Merger Agreement.

  In considering the foregoing factors and in reaching its conclusions with respect to the Merger Agreement and the Merger, the MECC Board relied on the following:

    (1) the presentation of Allen & Company and its opinion furnished to the MECC Board that, as of such date, the consideration to be received by MECC shareholders pursuant to the Merger was fair to the MECC shareholders from a financial point of view;

    (2) the knowledge of, and ongoing review by, the MECC directors of the business, financial condition and prospects of MECC;

    (3) the review of public information concerning SoftKey and the review of SoftKey's plans and proposals with regard to its expansion in the educational software market, including a review of SoftKey's proposed acquisition of TLC;

    (4) the knowledge of, and ongoing review by, the MECC directors of the nature of the educational software industry which has two distinct distribution channels--the school channel and the retail channel--and the ability of MECC to improve its access to the retail distribution channel through SoftKey;

    (5) Allen & Company's view that, even though the non-cash charges expected to be generated by the Merger will result in SoftKey's net income being substantially reduced or eliminated entirely over the next few years, the securities market will consider valuation methodologies that appropriately take into consideration the cash flow and operating income, before amortization, generated by SoftKey in determining the value of SoftKey Common Stock; and

    (6) a presentation by outside legal counsel to MECC to the MECC Board summarizing the contractual terms of the proposed transactions and reviewing the legal standards that should apply to the MECC Board in consideration of the Merger Agreement and the transactions contemplated thereby.

  On October 27, 1995, the business day preceding public announcement of the Merger, the closing price per share of SoftKey Common Stock on the NNM was $38.125, which, if the Average SoftKey Share Price and the closing price per share of SoftKey Common Stock on the closing date of the Merger were such price, would result in each MECC Common Share being converted in the Merger into shares of SoftKey Common Stock having a market value, based on such closing price, of $40.00. Subsequent to public announcement of the Merger Agreement, the market for high-tech stocks generally has been subject to significant fluctuations. The market price for SoftKey Common Stock has also been subject to significant fluctuations and has ranged from $38.125 per share on October 27, 1995 (the last business day prior to public announcement of the Merger Agreement) to $13.625 per share on January 30, 1996 which, if the Average SoftKey Share Price and the closing price per share of SoftKey Common Stock on the closing date of the Merger were such price, would result in each MECC Common Share being converted in the Merger into shares of SoftKey Common Stock having a market value, based on such closing price, of $15.57. In addition, during December 1995, SoftKey consummated its acquisitions of Compton's and TLC, as well as its sale to Tribune Company of $150 million principal amount of notes. See "Recent Developments."

  In view of these developments, the MECC Board determined that it was appropriate to review its October 30, 1995 determination to recommend approval of the Merger Agreement by the MECC shareholders. The MECC Board met on March 8, 1996 to conduct such a review, at which meeting Allen & Company made a presentation to the MECC Board regarding the fairness of the consideration to be received by MECC shareholders pursuant to the Merger in light of the developments that had occurred since October 30, 1995. At its meeting on March 8, 1996, the MECC Board determined once again (i) that the Merger is in the best interests of MECC and its shareholders and (ii) to recommend approval of the Merger Agreement by MECC shareholders. In so voting, MECC's directors considered a variety of factors. The MECC Board did not assign relative weights to the factors it considered. Rather, the MECC Board viewed its determinations and recommendations as being based on the totality of the information presented and considered by it. The principal elements of the transactions and other matters that the MECC Board considered in reaching the conclusion that the Merger Agreement and the transactions contemplated thereby continued to be in the best interests of MECC and its shareholders, in addition to those factors enumerated above, include the following:

    (1) that, although the closing price per share of SoftKey Common Stock on March 6, 1996 of $22.50 implied a merger consideration per MECC Common Share of $25.71, which was considerably lower than the $40.00 per MECC Common Share consideration considered by the MECC Board at its October 30, 1995 meeting, such consideration represents a premium over what the market price of a MECC Common Share would reasonably be expected to be on March 6, 1996 if the Merger Agreement were not in effect. This conclusion is based, in part, on a review and analysis performed by Allen & Company regarding
  (i) the significant decline in market prices generally of the common stock of several comparable software companies since October 27, 1995, the last trading day prior to the announcement of the Merger and (ii) the current trading multiples of companies deemed comparable to MECC as applied to certain financial performance criteria of MECC;

    (2) the fact that senior management of SoftKey and MECC had recently met and reached agreement regarding the framework of a plan to implement SoftKey's strategic plan, including the integration of SoftKey, MECC, TLC and Compton's and the maintenance of MECC as a separate business unit of SoftKey, with Mr. LaFrenz as its President, which will be responsible for managing the school channel and the development of simulation learning products of SoftKey; and

    (3) the further consolidation in the educational software industry since October 30, 1995 making it more difficult for MECC to compete effectively unless it becomes part of a larger organization with greater retail distribution capabilities than MECC would have as an independent company.

  In considering the foregoing factors and in reaching its conclusion at its March 8, 1996 meeting with respect to the Merger Agreement and the Merger, in addition to the information upon which it relied at its October 30, 1995 meeting, the MECC Board relied on the following:

    (1) the presentation of Allen & Company and its confirmation furnished to the MECC Board of its opinion dated October 30, 1995 that, as of March 6, 1996, the consideration to be received by MECC shareholders pursuant to the Merger continues to be fair to the MECC shareholders from a financial point of view;

    (2) a review with senior management of MECC of the status of SoftKey's implementation of its plan for integrating SoftKey, MECC, TLC and Compton's;

    (3) the knowledge and ongoing review by the MECC directors of the nature of the educational software industry and the further consolidation occurring in such industry; and

    (4) a presentation to the MECC Board by outside legal counsel to MECC reviewing the legal standards that should apply to the MECC Board in its consideration of whether to recommend approval and adoption of the Merger Agreement and the Merger by the MECC shareholders.

OPINION OF SOFTKEY'S FINANCIAL ADVISOR

  SoftKey retained Bear Stearns as its exclusive financial advisor in connection with SoftKey's proposed acquisition of MECC in accordance with the terms of an engagement letter between SoftKey and Bear Stearns (the "Bear Stearns Engagement Letter"). SoftKey did not consider or interview any other financial advisor candidates in connection with the Merger.

  At the October 29, 1995 meeting of the SoftKey Board, Bear Stearns delivered its opinion to the effect that, as of the date of such opinion and based upon and subject to the various conditions set forth therein, the Merger was fair, from a financial point of view, to the stockholders of SoftKey.

  The full text of the written opinion of Bear Stearns, dated October 29, 1995, is attached as Appendix B hereto and is incorporated herein by reference. SOFTKEY STOCKHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY BEAR STEARNS IN ARRIVING AT ITS OPINION. THE SUMMARY OF THE OPINION OF BEAR STEARNS SET FORTH IN THIS JOINT PROXY STATEMENT-PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION, WHICH IS ATTACHED AS APPENDIX B HERETO.

  No limitations were imposed by SoftKey on Bear Stearns with respect to the investigations made or the procedures followed by Bear Stearns in rendering its opinion. The opinion of Bear Stearns is directed to the SoftKey Board and addresses only the fairness of the Merger, from a financial point of view, to the stockholders of SoftKey and does not constitute a recommendation to any stockholder of SoftKey as to how such stockholder should vote at the SoftKey Special Meeting with respect to the issuance of SoftKey Common Stock pursuant to the Merger Agreement. Bear Stearns' opinion is necessarily based upon the economic, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion.

  The Exchange Ratio was determined by arm's length negotiation between SoftKey and MECC after consultation by each of such parties with their respective financial advisors and was not based on a recommendation by Bear Stearns, although Bear Stearns evaluated the financial terms of the Merger and participated in discussions concerning the Exchange Ratio.

  In connection with rendering its opinion, Bear Stearns, among other things:
(i) reviewed the Merger Agreement in substantially final form; (ii) reviewed SoftKey's Annual Reports to Shareholders and Annual Reports on Form 10-K for the years ended January 1 and December 31, 1994, and its Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 1995; (iii) reviewed MECC's Annual Reports to Shareholders and Annual Reports on Form 10-K for the years ended March 31, 1994 and 1995, and its Quarterly Report on Form 10-Q for the period ended June 30, 1995; (iv) reviewed certain operating and financial information provided by the management of SoftKey relating to SoftKey's and MECC's businesses, including internal projections of future financial results used for budgeting purposes and the Projections prepared by the management of SoftKey for SoftKey and MECC individually and on a combined basis, which information and Projections were represented by such management to be based upon historical results and management's best judgments as to future financial performance in light of current industry and market conditions relating to consumer demand, competition, retail channels, technological change and other factors but which did not include any estimated revenues or operating income before amortization from the operations of TLC or Compton's, which were acquired by SoftKey in late December 1995; (v) met with certain members of SoftKey's senior management to discuss SoftKey's operations, historical financial statements and future prospects, as well as their views with respect to the operations, historical financial statements and future prospects of MECC, and their views of the business, operational and strategic benefits, potential synergies and other implications of the Merger; (vi) met with certain members of MECC's senior management to discuss MECC'S operations, historical financial statements and future prospects, as well as their views of the business, operational and strategic benefits, potential synergies and other implications of the Merger; (vii) reviewed the pro forma financial impact of the Merger on SoftKey; (viii) reviewed the historical stock prices and trading volumes of SoftKey Common Stock and MECC Common Shares; (ix) reviewed certain publicly available financial information and stock market performance data of other publicly-held companies which it deemed generally comparable to SoftKey and to MECC; (x) reviewed the financial terms of certain other recent acquisitions of companies which it deemed generally comparable to MECC; and (xi) conducted such other studies, analyses, inquiries and investigations as it deemed appropriate.

  In the course of its review, Bear Stearns relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information provided to it and reviewed for it by SoftKey and MECC and the reasonableness of the assumptions made by the management of SoftKey with respect to the Projections. Bear Stearns did not assume any responsibility for independent verification of the information provided by SoftKey and MECC and further relied upon the assurances of the managements of SoftKey and

MECC that such managements were not aware of any facts that would make the information provided to Bear Stearns incomplete or misleading. In arriving at its opinion, Bear Stearns did not perform or obtain any independent appraisal of the assets of SoftKey or MECC nor was it furnished with any such appraisals.

  In arriving at its opinion dated October 29, 1995, Bear Stearns performed a variety of financial analyses. The summary of such analyses set forth below does not purport to be a complete description of the analyses underlying Bear Stearns' opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to summary description. Bear Stearns believes that all of its analyses must be considered together, and that selecting any one valuation analysis could create an incomplete view of the processes underlying Bear Stearns' opinion. Moreover, the estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Furthermore, no opinion is being expressed as to the prices at which shares of SoftKey Common Stock may trade at any future time.

  The following is a brief summary of the analyses performed by Bear Stearns in connection with its opinion dated October 29, 1995.

  Implied Transaction Multiples. Bear Stearns calculated market equity values for each of SoftKey and MECC of $1.098 billion and $191.7 million, respectively, based on SoftKey's and MECC's share prices as of October 27, 1995, of $38.125 and $21.25, respectively (the "Current Stock Prices"), and
28.800 million shares of SoftKey Common Stock and 9.023 million shares of MECC Common Shares, respectively, outstanding on a fully-diluted basis (using the treasury method, which assumes the use of option proceeds to repurchase shares). After applying the Exchange Ratio based on the Current Stock Prices to the market value thus calculated for MECC, Bear Stearns calculated an implied equity value, after giving effect to the Exchange Ratio, for MECC of $360.9 million, or $40.00 per MECC share on a fully-diluted basis. Bear Stearns calculated the enterprise value for SoftKey based on the Current Stock Prices of $1.025 billion by adjusting the previously calculated market equity value for SoftKey and adding $339.6 million of SoftKey pro forma debt outstanding and subtracting $427.5 million of pro forma cash on hand which includes $340.4 million in net proceeds from the sale of the October Notes. Bear Stearns also calculated enterprise values for MECC based on the Current Stock Prices ("MECC Market") and based on the Exchange Ratio (computed using the Current Stock Prices) ("MECC Transaction") of $170.4 million and $354.4 million for MECC, respectively, by subtracting $21.3 million in cash on hand from the market equity value for MECC and the implied equity value after giving effect to the Exchange Ratio (computed using the Current Stock Prices), respectively. Bear Stearns then calculated financial multiples for each of SoftKey, MECC Market and MECC Transaction for each of calendar years 1995 and 1996 based on such equity values and enterprise values, utilizing the Projections including the calculation of equity value as a multiple of estimated net income (1996 estimated multiples of 20.6x, 33.1x and 62.3x for SoftKey, MECC Market and MECC Transaction, respectively), enterprise value as a multiple of estimated revenue (1996 estimated multiples of 5.0x, 4.0x and 8.1x for SoftKey, MECC Market and MECC Transaction, respectively), enterprise value as a multiple of estimated operating cash flow (1996 estimated multiples of 14.4x, 15.5x and 31.0x for SoftKey, MECC Market and MECC Transaction, respectively), and enterprise value as a multiple of estimated operating income (1996 estimated multiples of 17.0x, 20.3x and 40.4x for SoftKey, MECC Market and MECC Transaction, respectively).

  Comparable Company Analysis. Bear Stearns reviewed and compared certain actual and estimated financial, operating and market information of MECC with that of five selected publicly traded companies in each of the personal computer software industry (Broderbund Software, Inc., Davidson & Associates, Inc., Edmark Corporation, Intuit Inc. and TLC; referred to herein as the "PC Software Comparable Companies") and the entertainment software industry (Acclaim Entertainment, Inc., Electronic Arts Inc., Maxis, Inc., Sierra On-Line, Inc. and Spectrum Holobyte, Inc. referred to herein as the "Entertainment Software Comparable Companies" and together with the PC Software Comparable Companies, the "Comparable Companies") that

Bear Stearns believed to be comparable in certain relevant respects (including, but not limited to, size, customer base, product portfolio and industry niche) to MECC. Bear Stearns calculated certain financial multiples for each of the Comparable Companies, including stock price to earnings per share ("P/E") multiples based on 1995 and 1996 EPS estimates (based on published reports) and enterprise value as a multiple of each of latest twelve months ("LTM") revenues, operating cash flow and operating income. This analysis resulted in (i) harmonic means for estimated P/E multiples for 1995 and 1996 of 61.0x and 43.1x, respectively, for the PC Software Comparable Companies, and 36.4x and 28.4x, respectively, for the Entertainment Software Comparable Companies, compared to 38.8x and 33.1x, respectively, for MECC based on the Current Stock Prices, and (ii) harmonic mean multiples of enterprise value to LTM revenues, LTM operating cash flow and LTM operating income of 6.43x, 26.2x and 43.0x, respectively, for the PC Software Comparable Companies, and 3.35x, 21.4x and 26.8x, respectively, for the Entertainment Software Comparable Companies compared with 5.56x, 24.8x and 33.3x, respectively, for MECC based on the Current Stock Prices. The harmonic mean is calculated by using the reciprocal value of the multiples. The harmonic mean measurement gives weight to equal dollar investments in the securities whose ratios have been averaged. This analysis also resulted in a range of (i) estimated P/E multiples for 1995 and 1996 of 152.2x to 36.1x and 69.9x to 27.9x, respectively, for the PC Software Comparable Companies and 69.3x to 19.7x and 46.4x to 16.4x, respectively, for the Entertainment Software Comparable Companies, and (ii) enterprise value to LTM revenues, LTM operating cash flow, and LTM operating income of 10.16x to 3.96x, 97.7x to 13.1x and 127.9x to 24.8x, respectively, for the PC Software Comparable Companies, and 9.71x to 1.67x, 66.7x to 9.7x and 114.3x to 10.6x, respectively, for the Entertainment Software Comparable Companies.

  Selected Acquisition Analysis. Bear Stearns also reviewed other transactions involving the acquisition or proposed acquisition of all or part of certain companies in each of the personal computer software industry (the "PC Software Selected Acquisitions") and the consumer software industry (the "Consumer Software Selected Acquisitions," and together with the PC Software Selected Acquisitions, the "Selected Acquisitions"). The Selected Acquisitions were comprised of Lotus Development/IBM ("Lotus Development"), SOFTIMAGE/ Microsoft Corporation ("SOFTIMAGE"), The Learning Company/Broderbund (proposed) ("The Learning Company") and The Software Toolworks/Pearson ("Software Toolworks") and were selected from a universe of 22 acquisitions in the personal computer software and consumer software industries. Bear Stearns believed the Selected Acquisitions were the most comparable to the proposed transaction on the basis of customer base, product portfolio and other market-related considerations. The Selected Acquisitions dated from 1992 or later; one was a proposed transaction that had not been consummated. Bear Stearns calculated certain financial multiples for each of the Selected Acquisitions, including equity value as a multiple of LTM net income (84.0x for the MECC Transaction and 44.3x, 70.4x and 76.5x for SOFTIMAGE, The Learning Company and Software Toolworks transactions, respectively) and most recently available book value (12.2x for the MECC Transaction and 7.0x, 5.3x, 8.0x and 10.6x for Lotus Development, SOFTIMAGE, The Learning Company and Software Toolworks transactions, respectively) and implied enterprise value as a multiple of LTM revenues (11.1x for the MECC Transaction and 3.10x, 4.13x, 8.11x and 3.55x for Lotus Development, SOFTIMAGE, The Learning Company and Software Toolworks transactions, respectively), LTM operating cash flow (49.4x for the MECC Transaction and 26.3x, 18.8x, 38.3x and 33.1x for Lotus Development, SOFTIMAGE, The Learning Company and Software Toolworks transactions, respectively) and LTM operating income (66.4x for the MECC Transaction and 131.6x, 21.6x, 46.1x and 54.3x for Lotus Development, SOFTIMAGE, The Learning Company and Software Toolworks transactions, respectively), in each case, as of the time of the announcement of the transaction, and compared the resulting multiples to the implied multiples of the MECC Transaction.

  Bear Stearns noted that no company used in the comparable company analysis summarized above is identical to MECC and no transaction utilized in the above selected acquisition analysis summarized above is identical to the Merger. Accordingly, any such analysis of the fairness of the Merger involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Companies and the Selected Acquisitions and other factors that could affect the public trading and acquisition values.

  Relative Contribution Analysis. Bear Stearns analyzed the respective projected contributions of each of SoftKey and MECC to, among other financial measures, the pro forma combined revenues and operating income of the two companies based on the Projections provided by SoftKey for fiscal years 1996 and 1997 assuming completion of the Merger on December 31, 1995, which Bear Stearns referred to as the "Management Case" (which include certain revenue increases and certain cost savings anticipated to be derived from the Merger). Such analysis indicated that MECC would contribute approximately 22.7% and 32.5%, respectively, to the estimated pro forma revenues and operating income of the combined entity after the Merger for fiscal year 1996 and approximately 22.0% and 32.6%, respectively, to the estimated pro forma revenues and operating income of the combined entity after the Merger for fiscal year 1997. Bear Stearns also analyzed similar projected contributions of SoftKey and MECC to pro forma revenues and operating income for fiscal 1996 and 1997 based on an Alternative I Case (which included no revenue increases and the same cost savings as the Management Case) and an Alternative II Case (which included no revenue enhancements and $2.0 million less in yearly cost savings than the Management Case).

  In all cases, Bear Stearns compared MECC's relative contribution to pro forma revenues and operating income (excluding, in each instance, purchase accounting adjustments expected to be made by the management of SoftKey) to the post-merger entity, to MECC and SoftKey's pro forma ownership of the combined company based on (i) the Exchange Ratio based on the Current Stock Prices which indicated ownership levels for SoftKey and MECC of 74.9% and 25.1%, respectively and (ii) a 1.143 exchange ratio, which assumes maximum dilution to SoftKey which indicated ownership levels for SoftKey and MECC of 73.3% and 26.7%, respectively. Bear Stearns noted that SoftKey's pro forma ownership of the combined company was less than its relative contribution to pro forma revenues and greater than SoftKey's relative contribution to pro forma operating profit based on the Management Case. Bear Stearns also noted that SoftKey's pro forma ownership of the combined company was less than SoftKey's relative contribution to pro forma revenues and operating income in the Alternative I Case and Alternative II Case.

  Pro Forma Merger Analysis. Bear Stearns also analyzed certain pro forma effects of the Merger on the combined entity's estimated EPS for each of the fiscal years 1996 and 1997 utilizing the Projections and certain pro forma assumptions provided by the management of SoftKey. The pro forma assumptions provided by the management of SoftKey assumed that the Merger would result in immediate revenue enhancements that would increase over time and cost savings which would be realized as the integration of SoftKey's and MECC's operations is implemented. Bear Stearns' analysis indicated that the Merger would be $.17 per share and $.22 per share accretive, respectively, in 1996 and 1997. Bear Stearns noted that the pro forma effects of the Merger are based on an exchange ratio of 1.143, which assumes maximum dilution to SoftKey, and did not take into account purchase accounting adjustments expected to be made by the management of SoftKey, which include adjustments to reflect the amortization excess purchase price of MECC over the estimated fair value of MECC's net assets.

  Historical Stock Trading Analysis. Bear Stearns reviewed the historical public trading prices of SoftKey Common Stock and MECC Common Shares for the period from October 27, 1994 through October 27, 1995, as well as the historical ratio of the public trading price per share of MECC Common Shares to the public trading price per share of SoftKey's Common Stock over the same time period. Such analysis indicated that market prices of SoftKey Common Stock and MECC Common Shares had highs of $50.25 and $36.25, respectively, and lows of $18.00 and $9.67, respectively, over the time periods analyzed. Such analysis also indicated that the ratio of the price per share of MECC Common Shares to the price per share of SoftKey Common Stock during the period from July 27, 1995 to October 27, 1995 ranged from 0.841 on August 3, 1995 to 0.521 on October 11, 1995.

  Other Analysis. In the course of its analysis for rendering its opinion, Bear Stearns conducted such other studies, analyses, inquiries and investigations as it deemed appropriate.

  Pursuant to the Bear Stearns Engagement Letter, SoftKey agreed to pay Bear Stearns a fee of $1,500,000 for rendering its opinion in connection with the Merger, payable at the time Bear Stearns indicated it was prepared to render such opinion. SoftKey has also agreed to pay Bear Stearns an additional fee, payable upon consummation of the Merger, of $1,000,000. SoftKey has also agreed to reimburse Bear Stearns for its reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel, and to indemnify Bear Stearns and certain related persons against certain liabilities in connection with its engagement, including certain liabilities under the federal securities laws.

  Bear Stearns is an internationally recognized investment banking firm and was selected as financial advisor to SoftKey in connection with the Merger because of its experience and expertise in the software industry and its familiarity with SoftKey. In addition to its assistance to SoftKey since August 1995 in connection with preliminarily assessing potential acquisitions and strategic alliances, including acting as financial advisor and Dealer Manager in connection with SoftKey's offer for TLC, Bear Stearns also acted as lead underwriter for the October 1995 issuance of the October Notes. As part of its investment banking business, Bear Stearns regularly is engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

  In the ordinary course of its business, Bear Stearns may actively trade the equity securities of SoftKey and MECC for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

OPINION OF MECC'S FINANCIAL ADVISOR

 October 30, 1995 Opinion

  At the meeting of the MECC Board on October 30, 1995, Allen & Company delivered its oral opinion (subsequently confirmed in writing) to the effect that, as of such date, the consideration to be received by holders of MECC Common Shares in connection with the Merger was fair to such holders from a financial point of view.

  The full text of the written opinion of Allen & Company, dated October 30, 1995, is set forth as Appendix C to this Joint Proxy Statement-Prospectus and describes the assumptions made, matters considered and limits on the review undertaken. MECC shareholders are urged to read the opinion in its entirety. Allen & Company's opinion is directed only to the fairness, from a financial point of view, of the consideration which the holders of MECC Common Shares would receive in the Merger and does not constitute a recommendation of the Merger over other courses of action that may be available to MECC or constitute a recommendation to any holder of MECC Common Shares concerning how such holder should vote with respect to the Merger. The summary of the opinion of Allen & Company set forth in this Joint Proxy Statement-Prospectus is qualified in its entirety by reference to the full text of such opinion.

  In arriving at its opinion, Allen & Company (i) reviewed the Merger Agreement and certain related documents; (ii) analyzed certain publicly available historical business and financial information relating to MECC as presented in documents filed with the SEC, including MECC's Annual Report to Shareholders and Annual Report on Form 10-K for its fiscal year ending March 31, 1995 and MECC's Quarterly Report on Form 10-Q for its quarter ended June 30, 1995; (iii) analyzed certain publicly available historical business and financial information relating to SoftKey as presented in documents filed with the SEC, including SoftKey's Annual Report to Stockholders and Annual Report on Form 10-K for its fiscal year ended December 31, 1994 and SoftKey's Quarterly Report on Form 10-Q for its quarter ended June 30, 1995; (iv) reviewed a draft of MECC's Quarterly Report on Form 10-Q for its quarter ended September 30, 1995; (v) analyzed certain internal financial and operating data concerning MECC and SoftKey prepared by the respective managements of such companies; (vi) reviewed certain financial forecasts and budgets for MECC and SoftKey prepared by the respective managements of such companies, which forecasts and budgets were based upon historical results and management's best judgments as to future financial performance in light of current industry and market conditions relating to consumer demand, competition, retail channels, technological change and other factors; (vii) conducted discussions with certain members of the senior management of MECC and SoftKey concerning their respective businesses, operations and strategic objectives, as well as the strategic implications and operating efficiencies that might be realized following the consummation of the Merger; (viii) compared the financial performance of MECC and SoftKey, and the price and trading activity of MECC Common Shares and SoftKey Common Stock with that of certain other publicly-traded companies which Allen & Company considered to be generally comparable to MECC and SoftKey; (ix) reviewed the trading history of MECC Common Shares and SoftKey Common Stock, including each company's performance in comparison to market indices and to selected companies in comparable businesses and the market reaction to selected public announcements regarding each company; (x) reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions Allen & Company considered to be comparable to the Merger; and (xi) performed such other analyses as Allen & Company considered appropriate.

  In connection with its review, Allen & Company assumed and relied on the accuracy and completeness of the information it reviewed for the purpose of its opinion and did not assume any responsibility for independent verification of such information or for any independent valuation or appraisal of the assets of MECC or SoftKey. With respect to MECC's and SoftKey's financial forecasts, Allen & Company assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of MECC and SoftKey, respectively, and Allen & Company expressed no opinion with respect to such forecasts or the assumptions on which they were based. Allen & Company's opinion was necessarily based upon business, market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Allen & Company's opinion does not imply any conclusion as to the likely trading range of SoftKey Common Stock following the consummation of the Merger, which may vary depending on, among other factors, changes in interests rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities.

  The following is a summary of the presentation made by Allen & Company to the MECC Board at its October 30, 1995 meeting in connection with the rendering of Allen & Company's fairness opinion.

  Transaction Overview and Analysis. Allen & Company presented an overview of the proposed transaction, noting the strategic fit of combining a leading software developer, licensor and distributor such as SoftKey with a software developer and publisher such as MECC. Allen & Company noted that, based upon its discussions with management of MECC and SoftKey relating to the companies and the strategic reasons for the Merger, the combination of MECC and SoftKey would create a leading educational software company with strong distribution channels. The combined entity would benefit from the ability to expand MECC's product offering, the potential for cross-marketing of MECC's and SoftKey's product lines and the creation of a strong base of operations for potential international expansion. The transaction, structured as a tax-free (for federal income tax purposes) exchange of stock and accounted for as a purchase, would permit MECC shareholders the ability to continue their investment in the combined company resulting from the Merger or, if they choose, to immediately sell the SoftKey Common Stock received pursuant to the terms of the Merger Agreement. Allen & Company also noted that the combined operations of MECC and SoftKey will benefit from the ability to capitalize on MECC's established reputation in the educational software market and SoftKey's extensive distribution channels in expanding MECC's product offerings.

  Allen & Company noted that the Merger Agreement provides that each outstanding MECC Common Share will be exchanged in the Merger for shares of SoftKey Common Stock valued at $40.00 if the Average SoftKey Share Price is between $35.00 and $45.00 and that the Exchange Ratio is fixed at 1.14286 if the Average SoftKey Share Price is equal to or less than $35.00 and is fixed at 0.88889 if the Average SoftKey Stock Price is equal to or greater than $45.00. Allen & Company noted that based on the October 27, 1995 closing price of SoftKey Common Stock ($38.12), the per share value of the consideration payable to the holders of MECC Common Shares was $40.00 (the "October 30 Offer Level"), an 88.24% premium based on the October 27, 1995 closing sale price of MECC Common Shares ($21.25). Allen & Company noted that, in its opinion, the closing sale price per MECC Common Share on October 27, 1995 ($21.25) was a representative price for such security as of such date, based upon Allen & Company's review of MECC's historical trading volume, the ownership profile of MECC shareholders, the effects of the MECC Common Share price of selected public announcements and the performance of the MECC Common Shares in relation to general and comparable company market indices.

  Allen & Company also analyzed the total enterprise value (the recent value of all equity securities plus long-term debt less cash) of MECC as of October 27, 1995 to the total enterprise value based on the October 30 Offer Level. This analysis indicated an enterprise value of MECC of $162.8 million without giving effect to the Merger, as compared to $334.8 million based on the October 30 Offer Level. Allen & Company also compared the total equity value (the recent value of all equity securities) of MECC as of October 27, 1995 to the total equity value based on the October 30 Offer Level. This analysis indicated an equity value of MECC of $184.1 million without giving effect to the Merger, as compared to $356.1 million based on the October 30 Offer Level.

  Allen & Company reviewed the 1996 projected calendar year pro forma financial statements for the combined company resulting from the Merger before and after giving effect to anticipated synergies, noting in particular the estimated 1996 EPS of the combined company without taking into account anticipated synergies of a loss of $1.76 per share (or EPS of $1.55 without giving effect to goodwill and consolidation expenses created by the Merger), as compared to the estimated 1996 EPS after taking into account anticipated synergies of a loss of $1.44 (or EPS of $1.88 without giving effect to goodwill and consolidation expenses created by the Merger). Allen & Company also examined the combined company's pro forma balance sheet at September 30, 1995.

  Allen & Company compared the premium of 88.24% payable to holders of MECC Common Shares based on the October 30 Offer Level to premiums paid in selected computer software industry transactions, in selected all-stock transactions and to the original offer by Broderbund to acquire TLC in a business combination (the "Original TLC Offer"). Allen & Company noted that the premiums, as compared to the trading prices on the day prior to announcement, in selected computer software industry transactions averaged 34.9% and ranged from -5.5% to 138.3%, in selected all-stock transactions averaged 30.1% and ranged from -24.9% to 181.2% and in the Original TLC Offer was 41.0%. Allen & Company also analyzed these premium ranges as of one and four weeks prior to the public announcement of the Merger and such selected transactions. These analyses indicated that the Merger consideration (based on the October 30 Offer Level) exceeds the average premiums paid in such selected comparable transactions.

  Allen & Company also noted that, while the per share closing price of SoftKey Common Stock was $38.12 on October 27, 1995, if the Average SoftKey Share Price is equal to or less than $35.00, the Exchange Ratio is fixed at
1.14286. At such Exchange Ratio, Allen & Company calculated that the market price of SoftKey Common Stock would have to fall to $18.59 for the value of the Merger consideration to equal the closing sale price of MECC Common Shares on October 27, 1995 and thereby eliminate any premium to be paid to holders of MECC Common Shares in the Merger.

  Allen & Company also analyzed the enterprise value represented by the consideration to be received by the MECC shareholders in the Merger based upon the closing sale price of MECC Common Shares on October 27, 1995 without giving effect to the Merger and at the October 30 Offer Level as multiples of various financial performance criteria, including LTM sales (4.9x at October 27, 1995 and 10.9x at the October 30 Offer Level) and LTM earnings before interest and taxes ("EBIT") (29.3x at October 27, 1995 and 65.5x at the October 30 Offer Level) and compared such multiples to multiples of LTM sales and LTM EBIT for (i) a selected group of directly comparable educational software companies (Broderbund Software, Inc., Davidson & Associates, Inc., Edmark Corporation, TLC, Maxis, Inc. and Sierra On-Line Incorporated; herein referred to as the "Direct Comparables Group"), (ii) a more universal selected group of comparable educational and entertainment software companies (Direct Comparables Group plus Acclaim Entertainment, Inc., Electronic Arts, Inc., Expert Software, Inc., Intuit, Inc., SoftKey and Spectrum Holobyte, Inc.; herein referred to as the "Comparable Universe Group"), (iii) selected computer software industry transactions, (iv) selected all-stock transactions and (v) the Original TLC Offer. Allen & Company noted such multiples of enterprise value to LTM sales and LTM EBIT averaged (i) 8.3x for LTM sales and 71.3x for LTM EBIT for the Direct Comparables Group, (ii) 6.5x for LTM sales and 56.0x for LTM EBIT for the Comparable Universe Group, (iii) 2.5x for LTM sales and 15.1x for LTM EBIT for selected computer software industry transactions, (iv) 2.1x for LTM sales and 13.9x for LTM EBIT for selected all-stock transactions and (v) 8.4x for LTM sales and 35.9x for LTM EBIT for the Original

TLC Offer. Allen & Company identified the companies included in the Direct Comparables Group based upon operations in the educational software market which are of similar nature to the operations of MECC, whereas the Comparable Universe Group included, in addition to the Direct Comparables Group, companies with a broader software product line, including entertainment software. In Allen & Company's judgment, the selected companies in such groups were sufficiently comparable to conduct a comparable company analysis. As a general trend, the Direct Comparables Group included newer, higher growth companies whose trading multiples, on average, exceeded those of the other companies in the Comparable Universe Group. Allen & Company also compared the equity value represented by the consideration to be received by the MECC shareholders in the Merger as multiples of various criteria, including LTM net income and LTM book value and compared such multiples to multiples for the selected groups of comparable companies and transactions. In performing such analyses, Allen & Company compared the average, median, high and low multiples in each of such categories. These analyses indicated that the Merger consideration based on the October 30 Offer Level results in valuation multiples which are generally higher than the multiples for both the Direct Comparables Group and the Comparable Universe Group and in selected all-stock transactions and in comparable transactions.

  Allen & Company also analyzed the relative contribution of SoftKey and MECC to pro forma revenues and operating income of the combined company based upon the Projections, before and after giving effect to anticipated synergies resulting from the Merger. This analysis showed that on a pro forma basis, before giving effect to anticipated synergies, SoftKey and MECC would account for approximately 83.2% and 16.8%, respectively, of the combined company's pro forma revenues and approximately 87.4% and 12.6%, respectively, of the combined company's pro forma operating income. In addition, Allen & Company noted that based on the October 30 Offer Level, stockholders of SoftKey and shareholders of MECC would own on a pro forma basis 74.8% and 25.2%, respectively, of the combined company's outstanding shares following the Merger.

  Overview of MECC. Allen & Company presented an overview of MECC, focusing particularly on MECC's established reputation in the educational software market and its strong product offerings. Allen & Company noted MECC's high growth prospects in existing markets and in potential new markets through the addition of new distribution channels.

  Allen & Company reviewed MECC's historical and estimated operating results for the four fiscal years ending March 31, 1996, noting particularly MECC's estimated EPS for 1996 of $0.62, compared to EPS of $0.46, $0.26 and a loss per share of $0.19 for its fiscal years ended March 31, 1995, 1994 and 1993, respectively. In addition, Allen & Company noted a 21.1% increase in MECC's EPS for the six months ended September 30, 1995, as compared to the corresponding prior year period. Allen & Company also reviewed MECC's historical balance sheet at September 30, 1995 and its operating results for the LTM ended on such date.

  Allen & Company reviewed stock price and trading volume data for MECC Common Shares, noting that MECC's general trading patterns have outperformed those of the S&P Index of Computer Software Companies and a general market index, which patterns are consistent with MECC's historical and projected growth rates over the periods examined. Allen & Company stated that MECC's relatively small market capitalization may have limited the interest in MECC Common Shares by some large institutional investors. Allen & Company also compared selected multiples and other performance criteria derived from the recent price of MECC Common Shares to multiples and other performance criteria derived from recent trading prices of the Direct Comparables Group and the Comparable Universe Group. The multiples compared included enterprise value to LTM revenues (which was 4.9x for MECC compared to a range of 5.9x to 10.2x for the Direct Comparables Group and a range of 1.6x to 10.2x for the Comparable Universe Group), equity value to 1996 estimated earnings (which was 29.5x for MECC compared to a range of 32.3x to 60.4x for the Direct Comparables Group and a range of 17.0x to 64.0x for the Comparable Universe Group) and market price to LTM EPS (which was 41.5x for MECC, which ranked ninth among the 12 companies in the Comparable Universe Group). Allen & Company identified the companies included in the Direct Comparables Group based upon operations in the educational software market which are of a similar nature to the operations of MECC, whereas the Comparable Universe Group included, in addition to the Direct Comparables Group, companies with a broader software product line, including entertainment software. In Allen & Company's judgment, the selected companies in such groups were sufficiently comparable to MECC to conduct a comparable company analysis. In performing such analyses, Allen & Company compared the average, median, high and low multiples in each of such categories. The performance criteria analyzed included gross profit margin (which was 79.8% for MECC, which ranked first among the 12 companies in the Comparable Universe Group). These analyses indicated that the closing sale price of the MECC Common Shares at October 27, 1995 ($21.25) represented market trading multiples that were within the range of multiples found for selected comparable educational and entertainment computer software companies.

  Overview of SoftKey. Allen & Company presented an overview of SoftKey, including a description of the wide variety of productivity, lifestyle, educational and entertainment software distributed by SoftKey. Allen & Company noted SoftKey's extensive domestic and international distribution channels. Allen & Company described the financial attributes of SoftKey's business, including SoftKey's level of net revenues, net income, earnings per share, EBIT and EBIT margins, and its strategy for growth which includes expanding its core business, leveraging across divisions, making strategic acquisitions and expanding internationally.

  Allen & Company reviewed SoftKey's historical and estimated operating results for its three fiscal years ending December 31, 1996. In addition, Allen & Company noted a 12.4% increase in SoftKey's EPS for the nine months ended September 30, 1995, as compared to the corresponding prior year period. Allen & Company also reviewed SoftKey's historical balance sheet and its LTM operating results as of September 30, 1995, as well as its equity and enterprise values as of October 27, 1995.

  Allen & Company also reviewed stock price and trading volume data for SoftKey Common Stock, noting that SoftKey's general trading patterns exceeded those of the S&P Index of Computer Software Companies and a general market index, which patterns are consistent with SoftKey's historical and projected growth rates over the periods examined. Allen & Company identified several companies which have operations in the educational and entertainment software markets which are of similar nature to the operations of SoftKey (Broderbund, Davidson & Associates, Inc., Edmark Corporation, TLC, Maxis, Inc., Sierra On-Line Incorporated, Acclaim Entertainment, Inc., Electronic Arts, Inc., Expert Software, Inc., Intuit, Inc., MECC and Spectrum Holobyte, Inc., referred to herein as the "SoftKey Comparable Universe Group"). In Allen & Company's judgment, the selected companies in the Softkey Comparable Universe Group were sufficiently comparable to SoftKey to conduct a comparable company analysis. Allen & Company also compared selected multiples derived from the recent price of SoftKey Common Stock to multiples derived from recent trading prices of the companies in the SoftKey Comparable Universe Group. The multiples compared included enterprise value to LTM Revenues (which was 5.9x for SoftKey compared to a range of 1.6x to 10.2x for the SoftKey Comparable Universe Group), equity value to LTM earnings (which was 33.6x for SoftKey compared to a range of 21.2x to 137.6x for the SoftKey Comparable Universe Group) and equity value to 1996 estimated earnings (which was 20.4x for SoftKey compared to a range of 17.0x to 64.0x for the SoftKey Comparable Universe Group). In performing such analyses, Allen & Company compared the average, median, high and low multiples in each of such categories. These analyses indicated that the closing per share price of SoftKey Common Stock on October 27, 1995 ($38.12) represented market trading multiples that were within the ranges found for the SoftKey Comparable Universe Group.

  At the request of the MECC Board, Allen & Company reviewed certain publicly available historical business and financial information relating to TLC and certain financial aspects of the proposed acquisition of TLC by SoftKey based upon the proposed terms of such transaction communicated by SoftKey to the MECC Board and Allen & Company, which were based, at such time, on a cash tender offer for 50.0% of the outstanding shares of common stock of TLC (the "TLC Transaction"). Allen & Company also compared certain transaction multiples implied by the value of the proposed consideration to be paid by SoftKey in the TLC Transaction to transaction multiples implied by the Merger consideration at the October 30 Offer Level. Allen & Company also reviewed certain pro forma financial information of the combined company resulting from the consummation of both the Merger and the TLC Transaction. Based upon the assumptions utilized by Allen &

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

Company, including the realization of anticipated synergies and the consummation of the Merger and the TLC Transaction, SoftKey's acquisition of TLC would be accretive before amortization of goodwill and acquisition costs. Without giving effect to the TLC Transaction, Allen & Company calculated that, after giving effect to the Merger, the pro forma EPS for 1996 of the combined MECC/SoftKey entity before giving effect to the amortization of goodwill and acquisition costs would be $1.88, as compared to pro forma EPS of -$1.44 after giving effect to such costs. Giving effect to both the Merger and the TLC Transaction, Allen & Company calculated that the pro forma EPS for 1996 of the combined MECC/SoftKey/TLC entity before giving effect to the amortization of goodwill and acquisition costs would be $1.92, as compared to pro forma EPS of
- -$5.70 after giving effect to such costs. Allen & Company noted for the MECC Board that given the non-cash charges to be generated by the Merger, the securities market will consider valuation methodologies that appropriately take into consideration the cash flow and operating income, before amortization and acquisition costs, generated by SoftKey in determining the value of SoftKey Common Stock.

 March 8, 1996 Confirmation

  At the request of the MECC Board, at the meeting of the MECC Board on March 8, 1996, Allen & Company confirmed, as of March 6, 1996, the conclusion set forth in its opinion of October 30, 1995 (the "Opinion") that the consideration to be received by the holders of MECC Common Shares in connection with the Merger was fair to such holders from a financial point of view.

  The full text of the written confirmation of Allen & Company, dated March 6, 1996 (the "Confirmation"), is set forth as Appendix D to this Proxy Statement-Prospectus and describes the assumptions made, matters considered and limits on the review undertaken. MECC shareholders are urged to read the Confirmation in its entirety.

  In arriving at its Confirmation, Allen & Company (i) reviewed factual developments since the date of the Opinion, including without limitation (a) SoftKey's acquisition of TLC, (b) the investment by Tribune Company ("Tribune") pursuant to which, among other things, Tribune has invested $150 million in SoftKey securities, and (c) SoftKey's acquisition from Tribune of Compton's; (ii) reviewed the strategic and financial considerations underlying the Merger, including the formation of a leading educational software company with strong distribution capabilities and the economic benefits of consolidation; (iii) reviewed developments in the financial markets since the date of the Opinion, including (a) the current market valuation and trading multiples of other publicly-traded educational and entertainment software companies which Allen & Company considered to be generally comparable to MECC and SoftKey, (b) the common stock prices and trading volume of SoftKey Common Stock and MECC Common Shares since the date of the Opinion, (c) the performance of SoftKey Common Stock and MECC Common Shares compared to other educational and entertainment software companies, (d) the S&P Computer Software Index and the S&P 500 since the date of the Opinion and
(e) comparable transactions occurring since the date of the Opinion; (iv) considered the possible impacts that the failure to consummate the Merger could have on the price of MECC Common Shares in light of current market conditions and the current valuations of other publicly-traded educational and entertainment software companies which Allen & Company considered to be generally comparable to MECC and SoftKey; (v) reviewed updated pro forma information provided by management of SoftKey as to pro forma revenues, net income, earnings per share, EBIT, EBIT margins and anticipated revenue enhancements and cost savings for the combined SoftKey (including TLC and Compton's) and MECC for calendar year 1996; and (vi) reviewed the terms and conditions of the Merger Agreement, the terms of SoftKey's acquisitions of TLC and Compton's, as well as the terms of Tribune's investment in SoftKey. With respect to the financial information referred to above, Allen & Company assumed that it was reasonably prepared on a basis reflecting the best currently available judgments of the management of SoftKey as to the future financial performance of SoftKey (including TLC and Compton's) and MECC.

  The following is a summary of the presentation made by Allen & Company to the MECC Board in connection with the rendering of Allen & Company's Confirmation.

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

  MECC Valuation Analysis. Allen & Company compared the total enterprise value of MECC as of October 27, 1995 (the last trading day prior to the public announcement of the Merger Agreement) to the total enterprise value based on the October 30 Offer Level and based upon the per share value of the consideration payable to holders of MECC Common Shares based on the closing price of SoftKey Common Stock on March 6, 1996 (the "March 6 Offer Level"). Allen & Company noted that because the closing price of SoftKey Common Stock on March 6, 1996 ($22.50) was below $35.00, the Exchange Ratio, if calculated as of such date, would be 1.14286, resulting in a March 6 Offer Level of $25.71. This analysis indicated an enterprise value of MECC of $162.8 million without giving effect to the Merger, as compared to $334.8 million based on the October 30 Offer Level and $204.1 million based on the March 6 Offer Level. Allen & Company also compared the total equity value of MECC as of October 27, 1995 to the total equity value based on the October 30 Offer Level and the March 6 Offer Level. This analysis indicated an equity value of MECC of $184.1 million as of October 27, 1995, as compared to $356.1 million based on the October 30 Offer Level and $225.3 million based on the March 6 Offer Level.

  Multiple and Premium Analyses. Allen & Company also analyzed the enterprise value represented by the consideration to be received by the MECC shareholders in the Merger ($25.71) based upon the March 6 Offer
Level as multiples of various financial performance criteria, including LTM sales (6.0x) and LTM EBIT (33.5x) and compared such multiples to multiples of LTM sales and LTM EBIT for (i) selected computer software industry transactions, (ii) selected all-stock transactions, (iii) the Direct Comparables Group, excluding TLC, Davidson & Associates, Inc. and Sierra On-Line, Inc. whose multiples reflected takeover premiums (herein referred to as the "Updated Direct Comparables Group"), (iv) the Comparable Universe Group (also excluding TLC, Davidson & Associates, Inc. and Sierra On-Line Inc., herein referred to as the "Updated Comparable Universe Group") and (v) certain specific merger transactions such as SoftKey's acquisitions of TLC and Compton's and CUC International Inc.'s ("CUC") announced acquisitions of Davidson & Associates, Inc. and Sierra On-Line Inc. Allen & Company noted such multiples of enterprise value to LTM sales and LTM EBIT averaged (i) 2.5x for LTM sales and 16.4x for LTM EBIT for selected computer software industry transactions, (ii) 2.2x for LTM sales and 14.0x for LTM EBIT for selected all-stock transactions, (iii) 5.0x for LTM sales and 39.5x for LTM EBIT for the Updated Direct Comparables Group and (iv) 3.8x for LTM sales and 27.7x for LTM EBIT for the Updated Comparable Universe Group. Allen & Company also noted such multiples in SoftKey's acquisitions of TLC (9.5x for LTM sales and 54.0x for LTM EBIT) and Compton's (3.3x for LTM sales) and CUC's announced acquisitions of Davidson & Associates, Inc. (7.0x for LTM sales and 55.5x for LTM EBIT) and Sierra On-Line Incorporated (8.0x for LTM sales and 75.3x for LTM EBIT), both as of the day prior to the public announcement of such transactions and based on CUC's closing price as of March 6, 1996. Allen & Company also compared the equity value represented by the consideration to be received by the MECC shareholders in the Merger at the March 6 Offer Level as multiples of various criteria, including LTM net income and LTM book value and compared such multiples to multiples for the selected groups of comparable companies and transactions. These analyses indicated that the Merger consideration based on the March 6 Offer Level results in valuation multiples which are generally within the range of multiples for selected comparable companies and in selected all-stock transactions and in comparable transactions.

  Pro Forma Analysis. Allen & Company reviewed the 1996 projected calendar year pro forma financial statements for the combined company resulting from the Merger (including TLC and Compton's) based upon information provided by SoftKey management, noting in particular the Estimates.

  Allen & Company also analyzed the relative contribution of SoftKey, MECC, TLC and Compton's to 1996 calendar year pro forma revenues of the combined company. This analysis showed that on a pro forma basis, SoftKey (including TLC and Compton's) and MECC would account for approximately 88.8% and 11.2%, respectively, of the combined company's pro forma revenues. In addition, Allen & Company noted that based on the March 6 Offer Level, stockholders of SoftKey and MECC would own on a pro forma basis 77.8% and 22.2%, respectively, of the combined company's fully diluted shares following the Merger.

  Updated Overview of MECC. Allen & Company reviewed stock price and trading volume data for MECC Common Shares since October 27, 1995 (the last trading day prior to the announcement of the Merger) and compared it to the trading patterns of the S&P Index of Computer Software Companies, the S&P 500 and to companies included in the Comparable Universe Group (other than TLC, which has been acquired by SoftKey). Allen & Company noted that since October 27, 1995 the S&P Index of Computer Software Companies and the S&P 500 have increased by 6.7% and 11.1%, respectively, but that on average the stock price of the companies in the SoftKey Comparable Universe Group declined 32.1% since such time. Allen & Company also compared selected multiples derived from the recent price of MECC Common Shares to multiples derived from recent trading prices of the Direct Comparables Group (other than TLC) and the Comparable Universe Group (other than TLC). The multiples compared included enterprise value to LTM revenues (which was 5.7x for MECC compared to an average of 5.0x for such Updated Direct Comparables Group and 3.8x for such Updated Comparable Universe Group), enterprise value to LTM EBIT (which was 31.6x for MECC compared to an average of 39.5x for such Updated Direct Comparables Group and 27.7x for such Updated Comparable Universe Group) and equity value to 1996 estimated earnings (which was 34.0x for MECC compared to an average of 28.3x for such Updated Direct Comparables Group and 26.4x for such Updated Comparable Universe Group).

  Allen & Company also analyzed the potential stock trading range of MECC Common Shares in the absence of the Merger by applying the average trading multiples derived from the Updated Direct Comparables Group and the Updated Comparable Universe Group to certain of MECC's performance criteria such as LTM revenues, LTM operating income and LTM EPS and projected 1996 EPS. Allen & Company noted that such computations generated an average potential stock price of MECC Common Shares of $16.12 based upon the average multiples of the Updated Comparable Universe Group and $21.15 based upon the average multiples of the Updated Direct Comparable Group. Allen & Company noted that the March 6 Offer Level represented a premium of 59.5% over a potential stock price of $16.12 and a 21.6% premium over a potential stock price of $21.15.

  Updated Overview of SoftKey. Allen & Company also reviewed stock price and trading volume data for SoftKey Common Stock since October 27, 1995 (the last trading day prior to the announcement of the Merger) and compared it to the trading patterns of the S&P Index of Computer Software Companies, the S&P 500 and to companies included in the SoftKey Comparable Universe Group (other than TLC which has been acquired by SoftKey). Allen & Company noted that since October 27, 1995 the price of SoftKey Common Stock has declined by 41.0% and that similarly the stock price of the companies in the SoftKey Comparable Universe Group declined an average of 31.9% since such time. Allen & Company also compared selected multiples derived from the recent price of SoftKey Common Stock to multiples derived from recent trading prices of the SoftKey Comparable Universe Group. The multiples compared included market price to each of revenues, EBITDA and EBIT (which was 3.7x, 13.5x and 16.5x, respectively, for SoftKey and was on average 3.9x, 30.8x and 29.5x, respectively, for the SoftKey Comparable Universe Group).

  No company used in the comparable company analyses summarized above is identical to MECC or SoftKey, and no transaction used in the comparable transaction analysis summarized above is identical to the Merger. Accordingly, any such analysis of the value of the consideration to be received by the holders of MECC Common Shares pursuant to the Merger involves judgments concerning differences in the potential financial and operating characteristics of the comparable companies and transactions and other factors in relation to the trading and acquisition values of the comparable companies.

  The preparation of a fairness opinion is not susceptible to partial analysis or summary description. Allen & Company believes that its analyses and the summaries set forth above must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the processes underlying the analysis set forth in its opinion and its confirmation. Allen & Company has not indicated that any of the analyses which it performed had a greater significance than any other.

  In determining the appropriate analyses to conduct and when performing those analyses, Allen & Company made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of MECC or SoftKey. For instance, Allen & Company's analyses and procedures were based on current valuations and trading multiples of educational and entertainment software companies, which could be affected by a general downturn in the economy or the securities markets. The analyses which Allen & Company performed are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Allen & Company's analysis of the fairness, from a financial point of view, of the consideration which the holders of MECC Common Shares would receive pursuant to the Merger Agreement. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future.

  Allen & Company's opinion does not constitute a recommendation with respect to whether any shareholder of MECC should, upon the consummation of the Merger, continue its investment in the shares of SoftKey Common Stock received as consideration in the Merger or sell such shares of SoftKey Common Stock immediately or at any time. Allen & Company did not specifically analyze the impact on any individual MECC shareholder of continuing its investment in the SoftKey Common Stock after the Merger because it is believed that MECC shareholders would make such decision only after careful consideration of their respective tax consequences affecting such decision.

  Allen & Company is a nationally recognized investment banking firm that is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Ms. Nancy B. Peretsman, a Managing Director of Allen & Company, had worked closely with MECC in connection with MECC's initial public offering in 1994. At the time she was a managing director of one of the managing underwriters of that offering. MECC retained Allen & Company based on Ms. Peretsman's background and understanding of MECC and Allen & Company's reputation as an investment banking firm with substantial knowledge of, and contacts in, the publishing, entertainment and media industries. MECC did not consider or interview any other financial advisor candidates in connection with the Merger. As a part of its investment banking and securities trading business, Allen & Company may hold positions in and trade in the securities of MECC from time to time.

  MECC had preliminary discussions with Allen & Company in mid-October 1995 regarding the possibility of Allen & Company serving as a financial advisor to MECC generally. Based on those discussions, Allen & Company served as MECC's financial advisor throughout the negotiating process with SoftKey, and pursuant to an engagement letter dated as of October 29, 1995 (the "Allen & Company Engagement Letter"), agreed, among other things, to act as MECC's financial advisor in connection with the Merger and to render an opinion as to the fairness from a financial point of view of the consideration to be received by MECC's shareholders pursuant to the Merger. Pursuant to the Allen & Company Engagement Letter, MECC agreed to pay Allen & Company a fee of $150,000 upon submission of Allen & Company's fairness opinion to the MECC Board and $1,850,000 upon consummation of the Merger. Whether or not the Merger is consummated, MECC has agreed, pursuant to the Allen & Company Engagement Letter, to reimburse Allen & Company for all its reasonable out-of-pocket expenses, including the fees and disbursements of its counsel, incurred in connection with its engagement by MECC and to indemnify Allen & Company against certain liabilities and expenses in connection with its engagement.

CLOSING; EFFECTIVE TIME

  The closing of the transactions contemplated by the Merger Agreement (the "Closing") will take place on the day on which each of certain conditions to the Merger (as defined below) set forth in the Merger Agreement is satisfied or waived, or on such other date and at such other time and place as SoftKey and MECC shall agree (the "Closing Date"). The Merger will become effective upon the filing of the Articles of Merger with the Office of the Secretary of State of the State of Minnesota as required by Minnesota law (the "Effective Time"). Such filing will be made as soon as practicable on or after the Closing Date.

FORM OF THE MERGER; MERGER CONSIDERATION

  At the Effective Time, Sub will merge with and into MECC and MECC will survive the Merger as a wholly owned subsidiary of SoftKey.

  In addition, at the Effective Time, among other things, (i) each issued and outstanding common share, par value $.01 per share, of MECC ("MECC Common Shares") (other than shares to be cancelled in accordance with clause (ii) below and shares as to which dissenters' rights have been duly demanded under Minnesota law) will be converted into the right to receive a number of shares (and cash in lieu of fractional shares) of fully paid and nonassessable shares of SoftKey Common Stock equal to the Exchange Ratio, and (ii) all MECC Common Shares that are held by MECC as treasury shares and any MECC Common Shares owned by SoftKey, Sub or any other wholly owned subsidiary of SoftKey will be cancelled and retired and shall cease to exist and no stock of SoftKey or other consideration shall be delivered in exchange therefor.

  As indicated above, no fractional shares of SoftKey Common Stock will be issued in the Merger. The Merger Agreement provides that, in lieu of any fractional share, SoftKey will pay to each holder of MECC Common Shares who otherwise would be entitled to receive a fractional share of SoftKey Common Stock an amount of cash (without interest) determined by multiplying (i) the average of the per share closing prices for SoftKey Common Stock on the NNM for the five trading days immediately preceding the Effective Time, by
(ii) the fractional share interest of SoftKey Common Stock to which such holder would otherwise be entitled.

  A description of the relative rights, privileges and preferences of the SoftKey Common Stock, including certain material differences between the rights of holders of MECC Common Shares and SoftKey Common Stock, is set forth under the caption "Comparison of Rights of Holders of SoftKey Common Stock and MECC Common Shares."

EXCHANGE OF STOCK CERTIFICATES

  As soon as practicable after the Effective Time, The First National Bank of Boston (the "Exchange Agent") will mail transmittal instructions and a form of letter of transmittal to each person who was, at the Effective Time, a holder of record of MECC Common Shares. The transmittal instructions will describe the procedures for surrendering certificates which prior to the Effective Time represented MECC Common Shares ("MECC Certificates") in exchange for certificates representing SoftKey Common Stock ("SoftKey Certificates"). SHAREHOLDERS OF MECC SHOULD NOT SUBMIT THEIR MECC CERTIFICATES FOR EXCHANGE UNLESS AND UNTIL THEY HAVE RECEIVED THE TRANSMITTAL INSTRUCTIONS AND A FORM OF LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT.

  When a holder of MECC Common Shares delivers his or her MECC Certificates to the Exchange Agent along with a properly executed letter of transmittal and any other required documents, such MECC Certificates will be cancelled and such holder will receive SoftKey Certificates representing the number of full shares of SoftKey Common Stock to which such holder is entitled under the Merger Agreement and payment in cash in lieu of any fractional shares of SoftKey Common Stock which would have been otherwise issuable to such holder as a result of the Merger. If any SoftKey Certificate is to be issued in a name other than that in which the corresponding MECC Certificate is registered, it is a condition to the exchange of the MECC Certificate that the holder of such certificate comply with applicable transfer requirements and pay any applicable transfer or other taxes.

  Holders of MECC Common Shares will not be entitled to receive any dividends or other distributions on the SoftKey Common Stock until the Merger has been consummated and they have surrendered their MECC Certificates in exchange for SoftKey Certificates. Subject to applicable laws, such dividends and distributions, if any, which have a record date on or after the Effective Time and a payment date prior to surrender will be paid upon surrender of the stockholder's MECC Certificates, and such dividends and distributions, if any, which have a record date on or after the Effective Time and a payment date subsequent to such surrender will be paid at the appropriate payment date following surrender of the holder's MECC Certificates.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendation of the MECC Board with respect to the Merger and the Merger Agreement, MECC shareholders should be aware that certain members of MECC's management and the MECC Board have certain interests in the Merger that are in addition to the interests of shareholders of MECC generally. The MECC Board was aware of these interests and considered them, among other matters, in approving the Merger and the Merger Agreement. As of the date of this Joint Proxy Statement-Prospectus, MECC's executive officers are as follows: Dale E. LaFrenz (President and Chief Executive Officer), Donald W. Anderson (Senior Vice President, Finance, Chief Financial Officer and Secretary) and Paul K. Gullickson (Senior Vice President, Business Development and Operations). As of the date of this Joint Proxy Statement-Prospectus, the members of the MECC Board are as follows: Charles L. Palmer, Mr. LaFrenz, R. David Bergonia, Craig Dougherty and Robert L. Underwood.

  Restricted Shares. MECC has outstanding MECC Common Shares that are subject to restrictions on transfer and risk of forfeiture ("Restricted Shares") which were previously granted to Mr. LaFrenz and Mr. Anderson under the 1991 Restricted Stock Purchase and Non-Qualified Option Plan (as amended, the "1991 Plan"). Pursuant to "change in control" provisions in the Stock Purchase Agreements pursuant to which the Restricted Shares were granted (which would have been triggered by the Merger if the Merger had been consummated prior to February 20, 1996), upon consummation of the Merger, all forfeiture provisions applicable to the Restricted Shares will immediately lapse. Since the Merger will not be consummated prior to February 20, 1996, MECC intends to amend the Stock Purchase Agreements to provide that all forfeiture provisions applicable to the Restricted Shares will immediately lapse upon a "change in control," regardless of when such "change in control" occurs. As of the date of this Joint Proxy Statement-Prospectus, Mr. LaFrenz owned 51,975 unvested Restricted Shares and Mr. Anderson owned 12,600 unvested Restricted Shares.

  Stock Options. MECC has granted stock options pursuant to the 1991 Plan and pursuant to the Amended and Restated 1995 Stock Incentive Plan (the "1995 Plan"). Pursuant to "change in control" provisions contained in the Stock Option Agreements relating to options granted under the 1991 Plan, each unvested stock option granted under the 1991 Plan will immediately vest and become fully exercisable upon a "change in control" (including the Merger) occurring within five years of the date of grant of such option. Since the Merger will not be consummated prior to February 20, 1996 (five years from the grant date of the first options granted under the 1991 Plan), MECC intends to amend those Stock Option Agreements pursuant to which options were granted more than five years prior to the date the Merger will be consummated, to provide that such options will immediately vest and become fully exercisable upon a "change in control," regardless of when such "change in control" occurs. As of the date of this Joint Proxy Statement-Prospectus, Mr. LaFrenz held 17,325 unvested options under the 1991 Plan at a per share exercise price of $1.19, Mr. Anderson held 16,800 unvested options under the 1991 Plan at an average per share exercise price of $1.90, Mr. Gullickson held 9,027 unvested options under the 1991 Plan at an average per share exercise price of $1.60 and Mr. Dougherty held 12,600 unvested options under the 1991 Plan at a per share exercise price of $1.43. If the closing price per share of SoftKey Common Stock on the closing date of the Merger is $22.50 (which was the closing price on April 10, 1996), and assuming that the Average SoftKey Share Price is below $35 (as it was on April 10, 1996), the value (calculated by subtracting the exercise price per share from the per share Merger consideration (given the assumptions described above), and multiplying by the number of shares subject to the option), on the closing date of the Merger, of the currently unvested options under the 1991 Plan held by Messrs. LaFrenz, Anderson, Gullickson and Dougherty would be $424,884, $400,081, $217,680 and $305,983, respectively.

  Under the 1995 Plan, MECC has granted two types of stock options: (i) options that provide for accelerated vesting upon satisfaction of specified performance goals ("Performance Options"), and (ii) options that vest 20% on each of the first through fifth anniversaries of the date of grant ("Time Options"). Prior to the Effective Time, MECC intends to equitably adjust each Performance Option to establish performance goals that will more accurately reflect MECC's performance as a result of extraordinary items in connection with the Merger, if consented to by the holder thereof. As of the date of this Joint Proxy Statement-Prospectus, Mr. LaFrenz held 75,000 unvested Performance Options at a per share exercise price of $11.67 and Mr. Anderson, and Mr. Gullickson each held 25,000 unvested Performance Options at a per share exercise price of $11.67. Prior to the

Effective Time, MECC intends to amend each Time Option to provide that such options shall vest 33 1/3% on each of the first through third anniversaries of the date of grant, if such amendment would not result in the holder being deemed to receive "parachute payments" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), unless the holder requested such an amendment notwithstanding such result. As of the date of this Proxy Statement-Prospectus, Mr. Gullickson held 90,299 Time Options, 79,949 of which were unvested, at an average per share exercise price of $13.30. If the closing price per share of SoftKey Common Stock on the closing date of the Merger is $22.50 (which was the closing price on April 10, 1996), and assuming that the Average SoftKey Share Price is below $35 (as it was on April 10, 1996), the value (calculated by subtracting the exercise price per share from the per share Merger consideration (given the assumptions described above), and multiplying by the number of shares subject to the option), on the closing date of the Merger, of the currently unvested options under the 1995 Plan held by Messrs. LaFrenz, Anderson and Gullickson would be $1,053,326, $351,109 and $1,343,624, respectively.

  Under the terms of the Merger Agreement, each MECC stock option that is outstanding immediately prior to the Effective Time shall be converted into an option (a "New Option") to purchase the number of shares of SoftKey Common Stock equal to the product of (i) the number of MECC Common Shares subject to such MECC stock option and (ii) the Exchange Ratio, at a per share exercise price equal to (x) the per share exercise price of such MECC stock option, divided by (y) the Exchange Ratio. After the Effective Time, each New Option shall be exercisable and shall vest upon the same terms and conditions as were applicable to the related MECC stock option immediately prior to the Effective Time. In addition, under the terms of the Merger Agreement, SoftKey has agreed to take all necessary action to provide that upon the termination of employment of any of certain employees of MECC (including Mr. LaFrenz, Mr. Anderson and Mr. Gullickson) with SoftKey or any subsidiary of SoftKey, other than a voluntary termination or a termination for Cause (as defined in the Merger Agreement), such employee's New Options shall (to the extent not already vested) become fully vested.

  Employment Agreements. It is currently anticipated that MECC will enter into employment agreements with Mr. LaFrenz, Mr. Anderson, Mr. Gullickson, Gregory Holey (Vice President, Development of MECC) and David Samuelson (Vice President, Development and Creative Director of MECC) each of which shall become effective at the Effective Time. See "The Merger--Related Agreements-- Employment Agreements."

  Directorships. SoftKey has indicated to Mr. Palmer and Mr. LaFrenz that, at the Effective Time, they will be offered positions on the SoftKey Board, joining the then current seven members of the SoftKey Board.

  Indemnification. The Merger Agreement provides that all rights to indemnification, advancement of litigation expenses and limitation of personal liability existing in favor of the directors and officers of MECC under the provisions existing as of the date of the Merger Agreement, in MECC's Articles of Incorporation or By-Laws shall, with respect to any matter existing or occurring at or prior to the Effective Time (including the transactions contemplated by the Merger Agreement), survive the Effective Time, and, as of the Effective Time, the Surviving Corporation shall assume all obligations of MECC in respect thereof as to any claim or claims asserted prior to or within a six-year period immediately after the Effective Time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

  The following summary, based upon current law, is a general discussion of certain federal income tax consequences of the Merger to SoftKey, MECC and holders of MECC Common Shares assuming the Merger is consummated as contemplated herein. This summary is based upon the Code, applicable Treasury regulations thereunder and administrative rulings and judicial authority as of the date hereof, all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this summary. This summary applies to holders of MECC Common Shares who hold their MECC Common Shares as capital assets. This summary does not discuss all aspects of income taxation that may be relevant to a particular holder of MECC Common Shares in light of such holder's specific circumstances or to certain types of holders subject to special treatment under the federal income tax laws (for example, foreign persons, dealers in securities, banks and other financial institutions, insurance companies, tax-exempt organizations, and holders who acquired MECC Common Shares pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan), and it does not discuss any aspect of state, local, foreign or other tax laws.

  No ruling has been (or will be) sought from the Internal Revenue Service as to the anticipated tax consequences of the Merger. Skadden, Arps, Slate, Meagher & Flom, counsel to SoftKey, has advised SoftKey and Gardner, Carton & Douglas, counsel to MECC, has advised MECC, that set forth below are in their respective opinions the material U.S. federal income tax consequences of the Merger to SoftKey, MECC and holders of MECC Common Shares assuming the Merger is consummated as contemplated herein. HOLDERS OF MECC COMMON SHARES SHOULD CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

  The Merger. It is a condition to the consummation of the Merger that SoftKey receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom, and that MECC receive an opinion of its counsel, Gardner, Carton & Douglas, that the Merger, in accordance with the terms of the Merger Agreement, of Sub with and into MECC, with MECC surviving the Merger as a wholly owned subsidiary of SoftKey, will constitute a reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code. The opinions of Skadden, Arps, Slate, Meagher & Flom and Gardner, Carton & Douglas will be expressly based upon the accuracy of certain assumptions and truth and accuracy of certain representations made to such counsel by SoftKey, MECC and certain holders of MECC Common Shares regarding, among other things, the retention of a significant continuing equity interest in SoftKey by the historic shareholders of MECC and the retention by MECC of substantially all of its own assets and any assets held by Sub. As a reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code, the Merger will result in the following general federal income tax consequences:

    1. SoftKey, MECC and Sub will not recognize any gain or loss as a result of the Merger.

    2. No gain or loss will be recognized by holders of MECC Common Shares who exchange their MECC Common Shares for Softkey Common Stock, except with respect to any cash received by MECC shareholders in lieu of fractional shares of SoftKey Common Stock.

    3. A holder of MECC Common Shares who receives cash in lieu of a fractional share of SoftKey Common Stock in the Merger generally will be treated as if the fractional share had been distributed to such holder as part of the Merger and then redeemed by SoftKey in exchange for the cash distributed in lieu of the fractional share in a transaction qualifying as an exchange under Section 302 of the Code. As a result, a holder of MECC Common Shares generally will recognize capital gain or loss with respect to the cash payment received in lieu of a fractional share.

    4. Each holder's aggregate tax basis in the SoftKey Common Stock received in the Merger will equal his aggregate tax basis in the MECC Common Shares exchanged therefor, decreased by the amount of any tax basis allocable to any fractional share interest for which cash is received.

    5. Provided that the MECC Common Shares are held as a capital asset at the Effective Time, the holding period of SoftKey Common Stock received in the Merger in exchange therefor will include the holding period of such MECC Common Shares.

  Backup Withholding. To prevent "backup withholding" of federal income tax on any payments of cash to a holder of MECC Common Shares in the Merger, a holder of MECC Common Shares must, unless an exception applies under the applicable law and regulations, provide the payor of such cash with such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9 and certify under penalties of perjury that such number is correct and that such holder is not subject to backup withholding. A Substitute Form W-9 will be provided to each holder of MECC Common Shares in the letter of transmittal to be mailed to each holder after the Effective Time. If the correct TIN and certifications are not provided, a $50 penalty may be imposed on a holder of MECC Common Shares by the Internal Revenue Service, and any cash received by such holder may be subject to backup withholding at a rate of 31%.

  Federal Income Tax Consequences to Dissenters. The payment of cash to a holder of MECC Common Shares who exercises dissenters' rights under the MBCA with respect to such shares will result in a taxable transaction to such holder. See "The Merger--Dissenters' Rights." Such payment will be treated as a distribution in redemption of the MECC Common Shares with respect to which dissenters' rights were exercised and perfected, the consequences of which will be determined in accordance with Section 302 of the Code.

  THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND IS BASED ON EXISTING LAW AS OF THE DATE OF THIS JOINT PROXY STATEMENT-PROSPECTUS. SHAREHOLDERS OF MECC ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER (INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS).

ACCOUNTING TREATMENT

  SoftKey intends to treat the Merger as a "purchase" for accounting and financial reporting purposes. Purchase accounting requires the acquiror to determine the purchase price based on the consideration paid in the acquisition. The fair value of the acquired net tangible assets is recorded by the acquiror as of the date on which the acquisition is consummated. The excess of purchase price over net tangible assets acquired is required to be allocated among identifiable intangible assets. These identifiable intangible assets may include, among other things, incomplete technology, complete technology, brands and trademarks, customer lists, employment contracts and copyrights. Any excess purchase price over the acquired net tangible assets that is not allocated to identifiable intangible assets is classified as goodwill. The amounts recorded for intangible assets and goodwill are required to be amortized by systematic charges to income over the estimated periods of benefit and estimated useful life. The amortization periods for intangible assets and goodwill related to the acquisitions of software companies are typically short due to the effects of obsolescence, competition and technology changes.

REGULATORY FILINGS AND APPROVALS

  Certain federal and state regulatory requirements must be complied with before the Merger is consummated.

  The Merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations thereunder, which provide that certain transactions may not be consummated until required information and materials have been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and certain waiting periods have expired or been terminated. On November 1, 1995, SoftKey and MECC filed the required information and materials with the Antitrust Division and the FTC and requested early termination of the waiting period under the HSR Act. SoftKey's and MECC's request for early termination of the waiting period under the HSR Act was granted and such termination became effective on November 24, 1995. The requirements of the HSR Act will be satisfied if the Merger is consummated within one year from the termination of the waiting period.

  However, the Antitrust Division or the FTC may challenge the Merger on antitrust grounds either before or after expiration of the waiting period. Accordingly, at any time before or after the Effective Time, either the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, or certain other persons could take action under the antitrust laws, including seeking to enjoin the Merger. Additionally, at any time before or after the Effective Time, notwithstanding that the waiting period under the HSR Act has been terminated, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. There can be no assurance that a challenge to the Merger will not be made or that, if such a challenge is made, SoftKey and MECC will prevail.

  Neither SoftKey nor MECC is aware of any other material governmental or regulatory approval required for consummation of the Merger, other than compliance with applicable securities law and filings under the MBCA.

RESTRICTIONS ON SALE OF SHARES BY AFFILIATES

  The shares of SoftKey Common Stock to be issued in connection with the Merger will have been registered under the Securities Act. Such shares will be freely transferable under the Securities Act of 1933, as amended (the "Securities Act"), except for shares issued to any person who is deemed to be an affiliate (as such term is defined for purposes of Rule 145 under the Securities Act, an "Affiliate") of MECC at the time of the MECC Special Meeting. Persons who may be deemed to be Affiliates of MECC include individuals or entities that control, are controlled by, or are under common control with MECC and may include certain officers and directors of MECC as well as principal shareholders of MECC. Affiliates may not sell their shares of SoftKey Common Stock acquired in connection with the Merger except pursuant to (i) an effective registration statement under the Securities Act covering the resale of such shares, (ii) paragraph (d) of Rule 145 under the Securities Act or (iii) any other applicable exemption under the Securities Act. The registration statement filed by SoftKey under the Securities Act in connection with the Merger, of which this Joint Proxy Statement-Prospectus forms a part, does not cover the resale of shares of SoftKey Common Stock to be received by affiliates of MECC in the Merger.

  Pursuant to the Merger Agreement, MECC has agreed that at least 30 days prior to the Effective Time, MECC will cause to be delivered to SoftKey a letter identifying all persons who are or will be, at the time of the MECC Record Date, Affiliates of MECC. MECC is obligated under the Merger Agreement to use reasonable best efforts to procure written agreements ("Affiliate Agreements") from such persons containing appropriate representations and covenants intended to ensure compliance with the Securities Act. SoftKey's obligations under the Merger Agreement to effect the Merger are conditioned upon the receipt of an Affiliate Agreement from each Affiliate so identified by MECC.

QUOTATION OF SOFTKEY COMMON STOCK ON THE NNM

  SoftKey has agreed to use its reasonable best efforts to cause the Merger Shares to be listed for quotation on the NNM.

DISSENTERS' RIGHTS

  Sections 302A.471 and 302A.473 of the MBCA entitle any holder of MECC Common Shares who objects to the Merger, in lieu of receiving the shares of SoftKey Common Stock to which he or she would otherwise be entitled pursuant to the Merger Agreement, to dissent from the Merger and obtain payment in cash for the "fair value" of his or her MECC Common Shares. ANY SHAREHOLDER CONTEMPLATING THE EXERCISE OF THESE DISSENTERS' RIGHTS SHOULD REVIEW CAREFULLY THE PROVISIONS OF SECTIONS 302A.471 AND 302A.473 OF THE MBCA (COPIES OF WHICH ARE ATTACHED AS APPENDIX F TO THIS JOINT PROXY STATEMENT-PROSPECTUS), PARTICULARLY THE SPECIFIC PROCEDURAL STEPS REQUIRED TO PERFECT SUCH RIGHTS. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTION 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED.

  Set forth below (to be read in conjunction with the full text of Section 302A.473 appearing in Appendix F to this Joint Proxy Statement-Prospectus) is a brief description of the procedures relating to the exercise of dissenters' rights. The following description does not purport to be a complete statement of the provisions of Section 302A.473 and is qualified in its entirety by reference thereto.

  Under Section 302A.473, Subd. 3, a shareholder who wishes to exercise dissenters' rights (a "Dissenter") must file with MECC (at MECC's address, 6160 Summit Drive North, Minneapolis, Minnesota 55430-4003, Attention: Donald
W. Anderson, Secretary), before the vote on the Merger, a written notice of intent to demand the "fair value" of the MECC Common Shares owned by the shareholder. IN ADDITION, THE SHAREHOLDER MUST NOT VOTE HIS OR HER SHARES IN FAVOR OF THE MERGER. A VOTE AGAINST THE MERGER WILL NOT IN ITSELF CONSTITUTE SUCH A WRITTEN NOTICE AND A FAILURE TO VOTE WILL NOT AFFECT THE VALIDITY OF A TIMELY WRITTEN NOTICE.

HOWEVER, THE SUBMISSION OF A BLANK PROXY WILL CONSTITUTE A VOTE IN FAVOR OF THE MERGER AND A WAIVER OF STATUTORY DISSENTERS' RIGHTS.

  If the Merger is approved by the shareholders of MECC, MECC will send to all Dissenters who filed the necessary notice of intent to demand the fair value of their shares and who did not vote their shares in favor of the Merger a notice containing certain information required by Section 302A.473, Subd. 4, including without limitation (i) the address to which a Dissenter must send a demand for payment and certificates representing shares in order to obtain payment for such shares and the date by which they must be received and (ii) a form to be used to certify the date on which the Dissenter (or the beneficial owner on whose behalf the Dissenter dissents) acquired such MECC Common Shares (or an interest in them) and to demand payment. In order to receive the fair value of the shares under Section 302A.473, a Dissenter must demand payment and deposit certificates representing the shares within 30 days after such notice from MECC is given. Under Minnesota law, notice by mail is given by MECC when deposited in the United States mail. A SHAREHOLDER WHO FAILS TO MAKE DEMAND FOR PAYMENT AND TO DEPOSIT CERTIFICATES AS REQUIRED BY SECTION 302A.473, SUBD. 4, WILL LOSE THE RIGHT TO RECEIVE THE FAIR VALUE OF HIS OR HER SHARES UNDER SUCH SECTION NOTWITHSTANDING THE TIMELY FILING OF NOTICE OF INTENT TO DEMAND PAYMENT UNDER SECTION 302A.473, SUBD. 3.

  Except as provided below, if demand for payment and deposit of stock certificates is duly made by a Dissenter with MECC as required by the notice, then after the Effective Time or the receipt of the demand, whichever is later, MECC will pay the Dissenter an amount which MECC estimates to be the fair value of the Dissenter's MECC Common Shares, with interest, if any. The MECC estimate of fair value of the MECC Common Shares held by a Dissenter may be less than, equal to or greater than the value of the shares of SoftKey Common Stock that would have been issued with respect to such MECC Common Shares in the Merger if such shareholder had not dissented. For the purpose of a Dissenter's rights under Section 302A.471 and 302A.473, "fair value" means the value of the MECC Common Shares immediately before the effective date of the Merger and "interest" means interest commencing five days after the effective date of the Merger until the date of payment, calculated at the rate provided in Minnesota Statutes Section 549.09 (presently 5%). The payment must be accompanied by MECC's closing balance sheet and statement of income for a fiscal year ending not more than 16 months prior to the Effective Time and MECC's latest available interim financial statement and a brief description of the method used by MECC to compute such estimated payment. If the Dissenter believes the payment received from MECC is less than the fair value of the MECC Common Shares, with interest, if any, such Dissenter must give written notice to MECC of his or her own estimate of the fair value of the MECC Common Shares, with interest, if any, within 30 days after the date of MECC's remittance, and must demand payment of the difference between his or her estimate and MECC's remittance. If the Dissenter fails to give written notice of such estimate to MECC within the 30-day time period, such Dissenter will be entitled only to the amount remitted by MECC.

  MECC may withhold such remittance with respect to MECC Common Shares for which the Dissenter demanding payment was not the registered owner (or the person on whose behalf such Dissenter acts was not the beneficial owner) as of the first public announcement date of the Merger (the "Public Announcement Date"). As to each such Dissenter who has validly demanded payment, following the Effective Time or the receipt of demand, whichever is later, MECC will mail its estimate of the fair value of such Dissenter's MECC Common Shares and offer to pay this amount with interest, if any, to the Dissenter upon receipt of such Dissenter's agreement to accept this amount in full satisfaction. The estimate and offer must be accompanied by MECC's closing balance sheet and statement of income for a fiscal year ending not more than 16 months prior to the Effective Time and MECC's latest available interim financial statement and a brief description of the method used by MECC to compute such estimate. If such Dissenter believes that MECC's offer is for less than the fair value of the MECC Common Shares, with interest, if any, such Dissenter must give written notice to MECC of his or her own estimate of the fair value of the MECC Common Shares, with interest, if any, and demand payment of this amount within 30 days after the mailing of MECC's offer. If the Dissenter fails to give written notice of such estimate to MECC within the 30-day time period, such Dissenter will be entitled only to the amount offered by MECC.

  If MECC and the Dissenter (including both a Dissenter who purchased MECC Common Shares on or prior to the Public Announcement Date and a Dissenter who purchased MECC Common Shares after the Public Announcement Date who have complied with their respective demand requirements) cannot settle the Dissenter's demand within 60 days after MECC receives the Dissenter's estimate of the fair value of his or her MECC Common Shares, then MECC will file a petition in a court of competent jurisdiction in Hennepin County, Minnesota, requesting that the court determine the statutory fair value of MECC Common Shares with interest, if any. All Dissenters whose demands are not settled within the applicable 60-day settlement period will be made parties to this proceeding.

  The court will then determine whether each Dissenter in question has fully complied with the provisions of Section 302A.473, and for all Dissenters who have fully complied and not forfeited statutory dissenters' rights, will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including, without limitation, the recommendation of any appraisers which may have been appointed by the court), computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by MECC or a Dissenter. The fair value of the shares as determined by the court is binding on all shareholders and may be less than, equal to or greater than the value of the shares of SoftKey Common Stock to be issued in the Merger. Each Dissenter is entitled to judgment in cash for the amount by which the fair value of the MECC Common Shares as determined by the court, plus interest, exceeds the estimated payment previously remitted by MECC to the Dissenter. However, under the statute, Dissenters are not liable to MECC for the amount, if any, by which payments remitted by MECC to the Dissenters exceed the fair value of such shares determined by the court, plus interest. The costs and expenses of the court proceeding will be assessed against MECC, except that the court may assess part or all of those costs and expenses against a Dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

  If the court finds that MECC has failed to comply substantially with Section 302A.473, the court also may assess against MECC such fees and expenses, if any, of attorneys or experts as the court deems equitable. Such fees and expenses may also be assessed against any person who has acted arbitrarily, vexatiously or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

  Under Section 302A.471, Subd. 2, a shareholder of MECC may not assert dissenters' rights with respect to less than all of the MECC Common Shares registered in the shareholder's name, unless the shareholder dissents with respect to all shares beneficially owned by another person and discloses the name and address of such other person. Under Section 302A.471, Subd. 2, beneficial owners of shares who desire to exercise statutory dissenters' rights themselves must obtain and submit the registered owner's written consent at or before the time they file the notice of intent to demand fair value.

  Under Section 302A.471, Subd. 4, a shareholder of MECC has no right at law or equity to set aside the approval of the Merger Agreement or the consummation of the Merger, except if such approval or consummation is fraudulent with respect to such shareholder or MECC.

  Holders of shares of SoftKey Common Stock are not entitled to exercise dissenters' or appraisal rights pursuant to any provision of the DGCL with regard to the Merger. Pursuant to Section 262 of the DGCL, a stockholder may, under certain circumstances, dissent and exercise appraisal rights only if a proposed merger or consolidation is to be submitted for approval by such stockholders. The holders of SoftKey Common Stock are not being asked to approve the Merger.

DELISTING AND DEREGISTRATION OF MECC COMMON SHARES AFTER THE MERGER

  If the Merger is consummated, the MECC Common Shares will be delisted from the NNM and will be deregistered under the Exchange Act.

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

THE MERGER AGREEMENT

 Conversion of Shares; Exchange Ratio

  As soon as practicable after the Effective Time, The First National Bank of Boston, the Exchange Agent, will send a notice and transmittal form, with instructions, to each holder of MECC Common Shares of record at the Effective Time advising such holder of the effectiveness of the Merger and of the procedure for surrendering to the Exchange Agent the MECC Certificates in exchange for (i) SoftKey Certificates and (ii) cash in lieu of fractional shares. MECC SHAREHOLDERS SHOULD NOT SEND IN THEIR MECC CERTIFICATES UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL FORM AND INSTRUCTIONS FROM THE EXCHANGE AGENT.

  Upon surrender to the Exchange Agent of one or more MECC Certificates, together with a properly completed and signed letter of transmittal, there will be issued and mailed to the holder thereof a SoftKey Certificate or Certificates representing the number of whole shares of SoftKey Common Stock to which such holder is entitled under the Merger Agreement and, where applicable, a check for the amount of cash payable in lieu of a fractional share of SoftKey Common Stock (after giving effect to any required tax withholding). Until surrendered as described above, MECC Certificates will, after the Effective Time, represent only the right to receive, upon such surrender, a SoftKey Certificate or Certificates and, if applicable, cash in lieu of fractional shares, as described above. No dividends or distributions that are declared on shares of SoftKey Common Stock will be paid to persons entitled to receive certificates representing shares of SoftKey Common Stock until such persons surrender their MECC Certificates.

  A SoftKey Certificate or a check in lieu of a fractional share will be issued in a name other than the name in which the surrendered MECC Certificate was registered only if (i) the MECC Certificate surrendered is properly endorsed or accompanied by appropriate stock powers and is otherwise in proper form for transfer, and (ii) the person requesting the issuance of such certificate or check either pays to the Exchange Agent any transfer or other taxes required by reason of the issuance of such certificate or check in a name other than that of the registered holder of the certificate surrendered or establishes to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

  Pursuant to the Merger Agreement, the Exchange Ratio will be determined by dividing $40 by the volume weighted average of the closing prices for the SoftKey Common Stock on the NNM for the twenty full trading days ending on the third full trading day prior to the Effective Time (the "Average SoftKey Share Price"), except that if the Average SoftKey Share Price is equal to or greater than $45 the Exchange Ratio will equal .88889, and if the Average SoftKey Share Price is equal to or less than $35, the Exchange Ratio will be 1.14286.

 Representations and Warranties

  The Merger Agreement contains various customary representations and warranties of SoftKey and MECC made to each other relating to, among other things: (i) each of SoftKey's, Sub's and MECC's organization and similar corporate matters and the organization and similar corporate matters regarding subsidiaries of SoftKey; (ii) each of SoftKey's, Sub's and MECC's capital structure; (iii) authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters; (iv) conflicts under certificates of incorporation or bylaws, required consents or approvals and violations of certain instruments or law; (v) documents filed with the SEC and the accuracy of the information contained therein; (vi) absence of certain specified material changes, material undisclosed liabilities or material defaults; (vii) in the case of MECC, (A) absence of material litigation, (B) certain tax and employee benefit matters and (C) certain intellectual property matters; (viii) compliance with applicable law; (ix) the accuracy of information supplied by each of SoftKey and MECC in connection with the preparation of the Registration Statement and this Joint Proxy Statement-Prospectus; (x) the receipt of fairness opinions from their respective financial advisors; (xi) in the case of MECC, that it has not proposed, adopted, approved or implemented any stockholder rights plan, or authorized the issuance of any similar dividend or the distribution of any securities to its stockholders, or entered into any agreement with respect to the foregoing (any such plan, authorization, dividend, distribution or agreement being referred to herein as a "Stockholder Rights

Plan"), which could have the effect of restricting, prohibiting, impeding or otherwise affecting the consummation of the transactions contemplated by the Merger Agreement or the Voting Agreement; and (xii) in the case of MECC, the approval of the Merger Agreement by the MECC Board and the inapplicability of the provisions of Sections 302A.671 and 302A.673 of the MBCA (concerning control share acquisitions and business combinations with interested stockholders) to the transactions contemplated thereby.

 Conduct of Business Prior to the Effective Time

  The Merger Agreement provides that from the date thereof to the Effective Time, except as otherwise permitted by the Merger Agreement or agreed to in writing by SoftKey: (i) MECC will conduct its business in the ordinary and usual course consistent with past practice, and will use its reasonable efforts to preserve intact the present business organization, will keep available the services of its present officers and key employees, will preserve the goodwill of those having business relationships with it and will not hire any person as an employee or consultant where such person's annual compensation would exceed $75,000; and (ii) MECC will not: amend its charter, bylaws or other organization documents; split, combine or reclassify any shares of its outstanding capital stock; declare, set aside, or pay any dividend or other distribution payable in cash, stock or property; directly or indirectly redeem or otherwise acquire any shares of its capital stock; authorize for issuance, issue or sell or agree to issue or sell any shares of, or rights or securities of any kind to acquire, rights or securities convertible into any shares of, its capital stock (except the issuance or shares upon the exercise of outstanding options); merge or consolidate with another entity; acquire or purchase an equity interest in or a substantial portion of the assets of another organization or enter into any material contract, except in the ordinary and usual course of business consistent with past practice; sell or dispose of any of its assets outside the ordinary and usual course of business and consistent with past practice; incur, assume or prepay any material indebtedness other than in the ordinary course of business and consistent with past practice; assume, guarantee or otherwise become liable or responsible for the obligations of any other persons other than in the ordinary course of business and consistent with past practice; make any loans, advances or capital contributions to or investments in any other person; authorize any capital expenditures in excess of the amounts currently budgeted; permit any insurance policy naming MECC as a beneficiary or loss payee to be cancelled or terminated other than in the ordinary course of business; enter into any contract, commitment or arrangement with respect to any of the foregoing; adopt, enter into, terminate or amend any benefit plan or other arrangement for the current or future benefit or welfare of any director, officer or current or former employee of MECC; increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, officer or employee, except for normal increases in salary compensation in the ordinary course of business and consistent with past practice; take any action to fund or in any way secure, or to accelerate or otherwise remove restrictions with respect to, the payment of compensation or benefits under any employee plan, agreement, contract, arrangement or other benefit plan; take any action with respect to, or make any material change in, its accounting policies or procedures; knowingly take any action which would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code; make any tax elections or settle or compromise any tax liability or file any income tax return prior to the last day (including extensions) prescribed by law, in the case of any of the foregoing, material to the business, financial condition or results of operations of MECC; or propose, adopt, approve or implement any Stockholder Rights Plan which could have the effect of restricting, prohibiting, impeding or otherwise affecting the consummation of the transactions contemplated by the Merger Agreement or the Voting Agreement.

  The Merger Agreement provides that from the date thereof to the Effective Time, except as otherwise permitted by the Merger Agreement or agreed to in writing by MECC: (i) SoftKey will conduct its business (and that of its subsidiaries) in the ordinary and usual course consistent with past practice, and will use its reasonable efforts to preserve intact the present business organization, keep available the services of its present officers and key employees, and preserve the goodwill of those having business relationships with it; and (ii) SoftKey will not: split, combine or reclassify any shares of its outstanding capital stock; declare, set aside or pay any dividend or other distribution payable in cash, stock or property; take any action with respect to, or make any material change in, its accounting policies or procedures; or knowingly take any action which would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

  The Merger Agreement also provides that, from the date thereof until the Effective Time, Sub will not engage in any activities of any nature except as contemplated by the Merger Agreement.

 No Other Negotiations

  The Merger Agreement provides that, upon execution of the Merger Agreement, MECC was not engaged in or would immediately terminate any discussions with any third party concerning an Alternative Acquisition (as defined below). The Merger Agreement provides further that, from and after the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, MECC will not, directly or indirectly, (a) solicit, engage in discussions or negotiate with any person or take any other action intended or designed to facilitate the efforts of any person, other than SoftKey, relating to the possible acquisition of MECC (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets (any such efforts by any such person, including a firm proposal to make such an acquisition, being referred to herein as an "Alternative Acquisition"), (b) provide information with respect to MECC to any person, other than SoftKey, relating to a possible Alternative Acquisition by any person, other than SoftKey, (c) enter into an agreement with any person, other than SoftKey, providing for a possible Alternative Acquisition, or (d) make or authorize any statement, recommendation or solicitation in support of any possible Alternative Acquisition by any person, other than by SoftKey.

  The Merger Agreement provides that, notwithstanding the foregoing, the restrictions set forth in the Merger Agreement will not prevent the MECC Board (or its agents pursuant to its instructions) from taking any of the following actions: (a) furnishing information concerning MECC and its business, properties and assets to any third party; or (b) negotiating with such third party concerning an Alternative Acquisition provided that certain events shall have occurred, including: that such third party shall have made a written proposal to the MECC Board to consummate an Alternative Acquisition which proposal meets certain specified criteria, and if consummated, based on the advice of MECC's investment bankers, the MECC Board determines is financially more favorable to the shareholders of MECC than the terms of the Merger (a "Superior Proposal"); that the MECC Board shall have determined, based on the advice of its investment bankers, that such third party is financially capable of consummating such Superior Proposal; that the MECC Board shall have determined, after consultation with its outside legal counsel, that the fiduciary duties of the MECC Board require MECC to furnish information to and negotiate with such third party; and SoftKey shall have been notified in writing of such Superior Proposal, including all of its terms and conditions, and shall have been given copies of such proposal.

  In addition to the foregoing, the Merger Agreement provides that MECC may not accept or enter into any agreement concerning an Alternative Acquisition for a period of not less than 48 hours after SoftKey's receipt of a copy of such proposal of an Alternative Acquisition. Upon compliance with the foregoing, MECC will be entitled to (i) not recommend or change its recommendation to the MECC shareholders concerning the Merger; and (ii) enter into an agreement with such third party concerning an Alternative Acquisition provided that MECC shall immediately make payment in full to SoftKey of a $10 million termination fee. See "The Merger--The Merger Agreement--Termination and Termination Fee."

 Indemnification

  The Merger Agreement provides that all rights to indemnification, advancement of litigation expenses and limitation of personal liability existing in favor of the directors and officers of MECC under the provisions existing as of the date of the Merger Agreement, in MECC's Articles of Incorporation or By-Laws shall, with respect to any matter existing or occurring at or prior to the Effective Time (including the transactions contemplated by the Merger Agreement), survive the Effective Time, and, as of the Effective Time, the Surviving Corporation shall assume all obligations of MECC in respect thereof as to any claim or claims asserted prior to or within a six-year period immediately after the Effective Time.

 MECC Stock Options

  MECC has granted stock options pursuant to the 1991 Plan and the 1995 Plan. Pursuant to "change in control" provisions contained in the Stock Option Agreements relating to options granted under the 1991 Plan, each unvested stock option granted under the 1991 Plan will immediately vest and become fully exercisable upon a "change in control" (which the Merger will be) occurring within five years of the date of grant of such option. MECC may, but is under no obligation to, amend the Stock Option Agreements pursuant to which options were granted more than five years prior to the date the Merger will be consummated, to provide that such options will immediately vest and become fully exercisable upon a "change in control," regardless of when such "change in control" occurs.

  Under the 1995 Plan, MECC has granted two types of stock options: (i) options that provide for accelerated vesting upon satisfaction of specified performance goals ("Performance Options"); and (ii) options that vest 20% on each of the first through fifth anniversaries of the date of grant ("Time Options"). Prior to the Effective Time, MECC may, but is under no obligation to, if consented to by the holder thereof, (i) equitably adjust each Performance Option to establish performance goals that will more accurately reflect MECC's performance as a result of extraordinary items in connection with the Merger, and (ii) amend each Time Option to provide that such options shall vest 33 1/3% on each of the first through third anniversaries of the date of grant of such option.

  Under the terms of the Merger Agreement, each MECC stock option that is outstanding immediately prior to the Effective Time shall be converted into a New Option to purchase the number of shares of SoftKey Common Stock equal to the product of (i) the number of MECC Common Shares subject to such MECC stock option and (ii) the Exchange Ratio, at a per share exercise price equal to (x) the per share exercise price of such MECC stock option, divided by (y) the Exchange Ratio. After the Effective Time, each New Option shall be exercisable and shall vest upon the same terms and conditions as were applicable to the related MECC stock option immediately prior to the Effective Time. In addition, under the terms of the Merger Agreement, SoftKey has agreed to take all necessary action to provide that upon the termination of employment of any of certain employees of MECC (including Mr. LaFrenz, Mr. Anderson and Mr. Gullickson) with SoftKey or any subsidiary of SoftKey, other than a voluntary termination or a termination for Cause (as defined in the Merger Agreement), such employee's New Options shall (to the extent not already vested) become fully vested.

 Conditions to Consummation of the Merger

  The Merger will occur only if the Merger Agreement is approved by the requisite vote of holders of MECC Common Shares and the issuance of the Merger Shares is approved by the requisite vote of holders of SoftKey Common Stock. In addition, consummation of the Merger is subject to the satisfaction or waiver (to the extent such waiver is permitted by law) of certain other conditions. A failure of any such condition to be satisfied, if not waived, would prevent consummation of the Merger.

  The obligations of both SoftKey and MECC to consummate the Merger are subject to satisfaction of the following conditions: (i) any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and no action shall have been instituted and not withdrawn or terminated by the FTC or the Antitrust Division challenging or seeking to enjoin the Merger; (ii) no governmental entity (including a federal or state court) of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Merger or any transaction contemplated by the Merger Agreement; (iii) all filings with and approvals and consents of any governmental entity, the failure of which to make or obtain would have a material adverse effect at or after the effective time of the Merger on either SoftKey or the Surviving Corporation, shall have been made or obtained; (iv) the Registration Statement of which this Joint Proxy Statement-Prospectus is a part shall have become effective under the Securities Act and shall not be subject to a stop order or proceeding of the SEC seeking a stop order, and SoftKey shall have received all state securities or "blue sky" permits and other authorizations necessary to issue the Merger Shares; and (v) the Merger Shares shall have been approved for listing on the NNM, upon official notice of issuance.

  In addition to the foregoing conditions, the obligation of SoftKey to consummate the Merger is subject to satisfaction or waiver of the following conditions: (i) the representations and warranties of MECC set forth in the Merger Agreement that are qualified with reference to materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of the Merger Agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the Effective Time, and the aggregate effect of all inaccuracies in the representations and warranties of MECC set forth in the Merger Agreement does not and will not have a material adverse effect on the business, operations, prospects, properties, assets (including intangible assets), liabilities (including contingent liabilities), condition (financial or other) or results of operations of MECC; (ii) MECC shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time; (iii) SoftKey shall have received a certificate of the Chief Executive Officer or the Chief Financial Officer of MECC to the effect that the conditions set forth in (i) and (ii) above have been fulfilled; (iv) SoftKey shall have received from each "affiliate" of MECC a written agreement whereby such affiliate agrees not to sell, transfer or otherwise dispose of any shares of SoftKey Common Stock received in the Merger except in compliance with the requirements of the Securities Act. See "The Merger--Restrictions on Sale of Shares by Affiliates;" and (v) SoftKey shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to SoftKey, to the effect that for federal income tax purposes, the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

  In addition to the foregoing conditions, the obligation of MECC to consummate the Merger is subject to satisfaction or waiver of the following conditions: (i) the representations and warranties of SoftKey set forth in the Merger Agreement that are qualified with reference to materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of such agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the Effective Time, and the aggregate effect of all inaccuracies in the representations and warranties of SoftKey set forth in the Merger Agreement does not and will not have a material adverse effect on the business, operations, prospects, properties, assets (including intangible assets), liabilities (including contingent liabilities), condition (financial or other) or results of operations of SoftKey; (ii) SoftKey shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time; (iii) MECC shall have received a certificate of the Chief Executive Officer or the Chief Financial Officer of SoftKey to the effect that the conditions set forth in (i) and (ii) above have been fulfilled; and (iv) MECC shall have received an opinion of Gardner, Carton & Douglas, counsel to MECC, to the effect that for federal income tax purposes, the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

 Termination and Termination Fee

  The Merger Agreement may be terminated at any time before the Merger becomes effective: (i) by mutual consent of SoftKey and MECC; (ii) by either SoftKey or MECC if the Merger has not become effective before June 30, 1996 (unless caused by the action or failure to act of the party seeking to terminate the Merger Agreement in breach of such party's obligations thereunder); (iii) by either SoftKey or MECC if any permanent injunction or action by any governmental entity of competent jurisdiction preventing the consummation of the Merger has become final and non-appealable; (iv) by either SoftKey or MECC if there has been a breach of any representation or warranty of the other party which would have a material adverse affect on that other party or if there has been a breach in any material respect of any agreement or covenant to be performed and complied with by that other party under the Merger Agreement which breach is not curable, or if curable, is not cured within 30 days after written notice of such breach is given to that other party by the party not in breach; (v) by SoftKey if the MECC Board (x) fails to recommend approval of the Merger Agreement by the shareholders of MECC or withdraws or amend or modifies in a manner adverse to SoftKey and Sub its recommendation or approval in respect of the Merger Agreement, (y) makes any recommendation with respect to an Alternative Acquisition other than a recommendation to reject such Alternative Acquisition or (z) takes any action with respect to an Alternative Acquisition that would be prohibited by the "no solicitation" provisions of the Merger

Agreement; or (vi) by MECC if such termination is necessary to allow MECC to enter into an agreement with respect to a Superior Proposal (subject to prior payment of the termination fee as described below).

  In the event the Merger Agreement is terminated pursuant to any of the foregoing provisions, the Merger will be deemed abandoned and such termination will be without liability of any party thereto except for liability for breach of the Merger Agreement and except as set forth below in the following paragraph. In the event of such a termination, the provisions of the Merger Agreement regarding confidentiality and fees and expenses shall survive.

  If the Merger Agreement is terminated by SoftKey by reason of the circumstances described in clause (v) above, or by MECC by reason of the circumstances described in clause (vi) above, then MECC shall pay to SoftKey promptly, but in no event later than two business days after such termination, a fee of $10 million. If (a) the Merger Agreement is terminated by SoftKey by reason of the circumstances described in clause (iv) above or (b) the Merger Agreement is terminated by reason of the circumstances described in clause (i) or (ii) above, and the Merger Agreement shall have failed to receive the requisite vote of the shareholders of MECC at the meeting of the shareholders of MECC called to vote thereon, then MECC shall promptly reimburse SoftKey for all out-of-pocket expenses, up to an amount of $2 million, incurred by SoftKey in connection with the transactions contemplated by the Merger Agreement. If
(a) the Merger Agreement is terminated by MECC by reason of the circumstances described in clause (iv) above or (b) the Merger Agreement is terminated by reason of the circumstances described in clause (i) or (ii) above, and the issuance of the Merger Shares shall have failed to receive the requisite vote of the stockholders of SoftKey at the meeting of the stockholders of SoftKey called to vote thereon, then SoftKey shall promptly reimburse MECC for all out-of-pocket expenses, up to an amount of $2 million, incurred by MECC in connection with the transactions contemplated by the Merger Agreement. If the Merger Agreement is terminated by reason of the circumstances described in clause (i) or (ii) above and the SoftKey Board (A) withdraws or amends or modifies in any manner adverse to MECC its recommendation to the SoftKey stockholders with respect to the Merger Agreement or (B) makes any recommendation with respect to any proposed acquisition of SoftKey (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of SoftKey's capital stock or assets (an "Acquisition Transaction") other than a recommendation to reject such Acquisition Transaction and in either such case the stockholders of SoftKey do not approve the issuance of the Merger Shares, then SoftKey shall promptly, but in no event later than two business days after the date of such termination, pay to MECC a fee of $10 million.

 Extension, Waiver and Amendment

  At any time prior to the Effective Time, SoftKey or MECC may (i) extend the time for performance of any obligations or other acts of the other under the Merger Agreement; (ii) waive any inaccuracies in the representations and warranties of the other contained in the Merger Agreement; or (iii) waive compliance by the other with any agreements contained in the Merger Agreement or with any conditions contained therein which may legally be waived.

  The Merger Agreement may not be amended except in writing signed by each of the parties thereto. The Merger Agreement may be amended without the approval of holders of SoftKey Common Stock or MECC shareholders, except that no such amendment will be made following approval and adoption of the Merger Agreement by MECC shareholders if such amendment would require further shareholder approval under applicable law, unless such further approval has been obtained.

RELATED AGREEMENTS

 Voting Agreement

  On October 30, 1995, concurrently with entering into the Merger Agreement, SoftKey entered into a Voting Agreement (the "Voting Agreement") with North American Fund II, L.P. (the "Fund"). The Voting Agreement was entered into by the Fund as an inducement to SoftKey to enter into the Merger Agreement.

  Pursuant to the Voting Agreement, the Fund has agreed, among other things, subject to certain conditions set forth in the Voting Agreement, during the term of the voting Agreement, to vote 794,284 MECC Common Shares (constituting 9.9% of the MECC Common Shares issued and outstanding on October 30, 1995) (the "Voting Agreement Shares") (a) in favor of the approval and adoption of the Merger Agreement and the Merger at every meeting of the shareholders of MECC at which such matters are considered and at every adjournment thereof, and (b) against any other acquisition or proposed acquisition of MECC (whether by way of merger, purchase of capital stock, purchase of assets or otherwise). The Fund has agreed to deliver to SoftKey upon request immediately prior to any vote contemplated by clause (a) or (b) above a proxy substantially in the form attached to the Voting Agreement as Annex A (the "Fund Proxy"), which Fund Proxy shall be irrevocable during the term of the Voting Agreement to the extent permitted under Minnesota law and subject to the conditions set forth in the Voting Agreement.

  Pursuant to the Voting Agreement, during the term of the Voting Agreement, the Fund has agreed not to sell, assign, pledge, transfer or otherwise dispose of, or grant any proxies with respect to (except for a Fund Proxy or a proxy which is not inconsistent with the Voting Agreement) any of the Voting Agreement Shares.

  In addition, the Fund has agreed that it will not, nor will it permit any entity under its control to, deposit any of the Voting Agreement Shares in a voting trust or subject any of such shares to any arrangement with respect to the voting of such shares inconsistent with the Voting Agreement.

  The Voting Agreement terminates upon the earliest to occur of (i) the Effective Time, and (ii) the date on which the Merger Agreement is terminated in accordance with its terms. In addition, the obligation of the Fund to vote the Voting Agreement Shares in accordance with the terms of the Voting Agreement and to deliver the Fund Proxy, and the validity of a Fund Proxy delivered under the Voting Agreement, is conditional on the Parent Price (as hereinafter defined) being at least $30. The "Parent Price," as used in the Voting Agreement, refers to the volume weighted average of the closing prices of SoftKey Common Stock on the NNM for the twenty full trading days immediately preceding the meeting of the shareholders of MECC (or adjournment thereof) at which the Merger and the Merger Agreement are considered.

  The summary of the Voting Agreement contained herein is qualified in its entirety by the text of the Voting Agreement, a copy of which is attached as Appendix E hereto and which is hereby incorporated herein by reference.

 Employment Agreements

  In connection with the Merger, SoftKey and MECC anticipate that MECC will enter into employment agreements with Mr. LaFrenz, Mr. Anderson, Mr. Gullickson, Mr. Holey and Mr. Samuelson each of which would become effective at the Effective Time. As currently proposed by SoftKey, Mr. LaFrenz's employment agreement would provide for Mr. LaFrenz to serve as President of the Surviving Corporation for a four-year term and for, among other things, an annual base salary of not less than $200,000, the grant to Mr. LaFrenz of options to purchase 330,000 shares of SoftKey Common Stock at a per share exercise price equal to the closing price of SoftKey Common Stock as quoted on the NNM on the closing date of the Merger, and a bonus of up to 50% of Mr. LaFrenz's base salary, based upon certain financial targets. Mr. LaFrenz's employment agreement would also provide that if MECC terminates
Mr. LaFrenz's employment with MECC other than for just cause, Mr. LaFrenz will be entitled to severance payments (in addition to accrued and unpaid salary) for a period equal to the greater of eighteen months or the balance of the term of his employment agreement.

  As currently proposed by SoftKey, the employment agreements for each of Mr. Anderson, Mr. Gullickson, Mr. Holey and Mr. Samuelson would be for a three-year term and provide for them to serve in the capacities of Vice President-- Finance, Vice President--Sales and Marketing, Vice President--Development and Vice President and Creative Director, respectively, of the Surviving Corporation. The employment agreements of Mr. Anderson and Mr. Gullickson would provide for, among other things, an annual base salary of not less than $150,000, the grant to each of them of options to purchase 100,000 shares of SoftKey Common Stock, in each case at a per share exercise price equal to the closing price of SoftKey Common Stock as quoted on the NNM on the closing date of the Merger, and a bonus of up to 40% of their respective base salaries, based upon certain financial targets. The employment agreements of Mr. Holey and Mr. Samuelson would provide for, among other things, an annual base salary of not less than $125,000, the grant to each of them of options to purchase 75,000 shares of SoftKey Common Stock, in each case at an exercise price equal to the closing price of SoftKey Common Stock as quoted on the NNM on the closing date of the Merger, and a bonus of up to 40% of their respective base salaries, based upon certain financial targets. The employment agreements of Mr. Anderson, Mr. Gullickson, Mr. Holey and Mr. Samuelson also would provide that if MECC terminates the executive's employment with MECC other than for just cause, the executive will be entitled to severance payments (in addition to accrued and unpaid salary) for a period equal to the greater of twelve months or the balance of the term of his or her employment agreement. There can be no assurance that SoftKey, MECC and the executive officers will be able to agree on mutually acceptable provisions in the respective employment agreements or that such agreements will be finalized.

 Distribution Agreement

  On November 20, 1995, SoftKey announced that it would commence selling educational software titles on CD-ROM in partnership with MECC. Shipments of approximately 12 titles began in early 1996. Such arrangement is pursuant to a distribution agreement arrived at in an arms-length negotiation.

OPERATIONS AFTER THE MERGER

  Pursuant to the Merger Agreement, at the Effective Time, the directors of Sub at the Effective Time will become the directors of the Surviving Corporation and the officers of MECC at the Effective Time will become the officers of the Surviving Corporation.

  Following the Merger, SoftKey plans to maintain MECC as a separate business unit of SoftKey, with Mr. LaFrenz as President, which will be responsible for managing the school channel and the development of simulation learning products of SoftKey. SoftKey plans to expand MECC's distribution of its software through SoftKey's direct retail sales force, introduce new educational software offerings by further developing existing products and line extensions, introduce MECC's titles into SoftKey's direct response and OEM sales channels and expand MECC's sales of its international versions of its titles through SoftKey's existing operations in Germany, the United Kingdom, France, Ireland and Japan and use its sales agents in Latin America, Central Europe and the Pacific Rim to increase penetration of the products.

  SoftKey plans to consider centralizing certain functions that operate independently in the two companies. These include manufacturing, sales operations, marketing and technical support. In addition, SoftKey intends to conduct an evaluation of existing administrative functions, such as finance, human resources, information technology, legal and general overhead costs of both companies and consolidate these functions in SoftKey's existing corporate headquarters to the extent operationally feasible. The integration of the operations of SoftKey and MECC will create opportunities for employees of MECC to compete generally on a merit basis for a broad pool of available positions within the surviving entity.

  Certain executive officers of MECC are expected to enter into employment arrangements with MECC effective as of the Effective Time. These individuals are expected to have management positions in the educational business unit of SoftKey and assist in the integration of the businesses. See "The Merger-- Related Agreements--Employment Agreements."

                        INFORMATION CONCERNING SOFTKEY

  SoftKey International Inc., a Delaware corporation ("SoftKey"), is a developer and publisher of high-quality consumer software for personal computers ("PCs"), primarily produced on CD-ROM. SoftKey currently offers over 500 software titles in consumer-oriented categories, including education, lifestyle, edutainment, reference, productivity and, to a lesser extent, entertainment, in North America. SoftKey distributes additional products internationally. SoftKey's premium line of products includes titles such as: Calendar Creator Plus(TM), Infopedia(TM), Sports Illustrated(R) Swimsuit Calendar, Time Almanac, BodyWorks(R) 4.0, The American Heritage(R) Talking Dictionary, Leonardo--the Inventor(TM), PC Paintbrush(R), Key 3D Design Center(TM) and Compton's Interactive Encyclopedia. SoftKey also publishes lower priced boxed products under the "Key" brand and a line of jewel-case only products under the "Platinum" brand. As a result of SoftKey's recent acquisition of TLC, SoftKey added a number of educational products, classified into several product "families," to its offerings, including those in TLC's "Rabbit" family (including the Reader Rabbit series), "Treasure" family, "Super Solvers" family, "Writing Tools" family, "College Prep" family and the "Foreign Languages" family. SoftKey publishes school editions of a number of these products. SoftKey has relationships with over 50 national retailers and direct distributors with access to over 22,000 individual storefronts, including the retailers and distributors responsible for most of the nation's software sales. The mailing address of SoftKey's principal executive offices is One Athenaeum Street, Cambridge, Massachusetts 02142, and its telephone number is (617) 494-1200.

  SoftKey was created through a combination of three corporations (the "Three-Party Combination"). On February 4, 1994, SoftKey (which was then known as WordStar International Incorporated ("WordStar")) completed a three-way business combination transaction with SoftKey Software Products Inc. ("SoftKey Software") and Spinnaker Software Corporation ("Spinnaker"). Effective February 4, 1994, the Company changed its name to SoftKey International Inc.

                          INFORMATION CONCERNING MECC

  Minnesota Educational Computing Corporation (MECC), a Minnesota corporation ("MECC"), is a developer, publisher and distributor of fun, high-quality, educational software for use by children in the school and at home. MECC's products are principally designed for children ages 5 to 18, or in grades kindergarten through 12. MECC has been developing educational software and providing technology solutions for the classroom needs of teachers and children since 1973. The mailing address of the principal executive offices of MECC is 6160 Summit Drive North, Minneapolis, Minnesota 55430-4003, and its telephone number is (612) 569-1500.

                    COMPARATIVE PER SHARE MARKET PRICE DATA

  SoftKey Common Stock is traded on the Nasdaq National Market (the "NNM") under the symbol "SKEY." MECC Common Shares are traded on the NNM under the symbol "MECC."

  The following table sets forth, for the calendar quarters indicated, the high and low sales prices per share of SoftKey Common Stock and MECC Common Shares as quoted on the NNM.

                                                   SOFTKEY           MECC
                                               COMMON STOCK(1) COMMON SHARES(2)
                                               --------------- -----------------
                                                HIGH     LOW     HIGH     LOW
                                               --------------- -------- --------
1994:
  First Quarter...............................  14.375   9.750    9.672    7.328
  Second Quarter..............................  14.625   9.750    7.328    5.328
  Third Quarter...............................  15.125  11.500   10.672    5.000
  Fourth Quarter..............................  27.250  14.625   12.000    8.172
1995:
  First Quarter...............................  29.125  22.000   15.672   10.422
  Second Quarter..............................  32.125  21.000   24.500   14.672
  Third Quarter...............................  51.750  30.375   36.250   23.750
  Fourth Quarter..............................  45.625  20.375   35.250   19.750
1996:
  First Quarter...............................  27.750  13.375   30.500   15.250
  Second Quarter (through April 10, 1996).....  23.750  19.375   26.000   21.500

- --------
(1) Prices of SoftKey Common Stock prior to February 4, 1994 have been adjusted to reflect a 1-for-10 reverse stock split effected on such date.
(2) Prices of MECC Common Shares prior to June 30, 1995 have been adjusted to reflect a 3-for-2 stock split effected on such date.

  The following table sets forth the closing prices per share of SoftKey Common Stock and MECC Common Shares as reported on the NNM on October 27, 1995, the business day preceding public announcement of the Merger, and on April 10, 1996, and the equivalent per share prices (as explained below) of MECC Common Shares on such dates.

                                       SOFTKEY COMMON MECC COMMON EQUIVALENT PER
                                           STOCK        SHARES     SHARE PRICE
                                       -------------- ----------- --------------
October 27, 1995......................    $38.125       $21.250      $40.000
April 10, 1996........................     22.500        25.250       25.714

  The equivalent per share price of a MECC Common Share represents the closing price of a share of SoftKey Common Stock on such date multiplied by the Exchange Ratio computed as of such date.

  Because the market price of SoftKey Common Stock that holders of MECC Common Shares will receive in the Merger may increase or decrease prior to the Merger, stockholders are urged to obtain current market quotations.

   UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  The following unaudited pro forma combined condensed consolidated financial statements give effect to the Merger under the purchase method of accounting. The unaudited pro forma combined condensed consolidated balance sheet combines SoftKey's consolidated balance sheet and MECC's unaudited balance sheet at December 31, 1995 as if the Merger occurred on December 31, 1995. The unaudited pro forma combined condensed consolidated statements of operations combine the historical results of operations of SoftKey, MECC, Compton's, TLC and tewi for the year ended December 31, 1995, as if each of (i) the Merger,
(ii) the acquisition by SoftKey of Compton's, (iii) the acquisition by SoftKey of TLC, (iv) the acquisition by SoftKey of tewi, (v) SoftKey's October 23, 1995 issuance of the October Notes and (vi) the issuance of the Tribune Notes to Tribune Company in connection with the acquisition of TLC by SoftKey had occurred at the beginning of such period. See "Recent Developments." The unaudited pro forma combined condensed consolidated statement of operations for the year ended December 31, 1995 combines the pro forma results of SoftKey for the year ended December 31, 1995 and the results of MECC for the twelve months ended December 31, 1995.

  The unaudited pro forma combined condensed consolidated financial statements do not reflect cost savings and synergies which might be achieved from the Merger. The unaudited pro forma combined condensed consolidated financial statements do not purport to be indicative of the operating results or financial position that would have been achieved had the Merger been effected for the periods indicated or the results or financial position which may be obtained in the future.

  These combined condensed consolidated pro forma statements are based on and should be read in conjunction with the audited consolidated financial statements of SoftKey, including the notes thereto, and the audited and unaudited financial statements of MECC, including the notes thereto, which are included in documents incorporated by reference in this Joint Proxy Statement-Prospectus. See "Incorporation By Reference."

                           SOFTKEY INTERNATIONAL INC.

            PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1995
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                         PRO FORMA     COMBINED
                                       SOFTKEY   MECC   ADJUSTMENTS   PRO FORMA
                                       -------- ------- -----------   ----------
ASSETS
Current Assets:
  Cash and cash equivalents........... $ 77,832 $21,214  $    --      $   99,046
  Accounts receivable, net............   32,402   8,975       --          41,377
  Inventories.........................   18,997   1,952       --          20,949
  Other current assets................   23,627     851       --          24,478
                                       -------- -------  --------     ----------
                                        152,858  32,992       --         185,850
Property and equipment, net...........   19,621   3,237       --          22,858
Goodwill and intangible assets, net...  727,934   1,068   224,392(a)     953,394
                                       -------- -------  --------     ----------
                                       $900,413 $37,297  $224,392     $1,162,102
                                       ======== =======  ========     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued
   liabilities........................ $117,022 $ 5,106  $ 14,800(a)  $  136,928
  Current portion of long-term
   obligations
   and other current liabilities......   13,925     --        --          13,925
                                       -------- -------  --------     ----------
                                        130,947   5,106    14,800        150,853
Long-term obligations.................  503,982     338       --         504,320
Deferred income taxes.................   50,965     160       --          51,125
                                       -------- -------  --------     ----------
                                        554,947     498       --         555,445
Stockholders' Equity..................  214,519  31,693   209,592(a)     455,804
                                       -------- -------  --------     ----------
                                       $900,413 $37,297  $224,392     $1,162,102
                                       ======== =======  ========     ==========


    The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           SOFTKEY INTERNATIONAL INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

                                                                                      SOFTKEY,
                                                                                        THE
                                                THE                                   LEARNING
                                              LEARNING                                COMPANY,
                                   TEWI       COMPANY     COMPTON'S                  COMPTON'S
                                  (PRE-        (PRE-        (PRE-      PRO FORMA      AND TEWI            PRO FORMA     COMBINED
                    SOFTKEY    ACQUISITION) ACQUISITION) ACQUISITION) ADJUSTMENTS     COMBINED    MECC   ADJUSTMENTS   PRO FORMA
                   ----------  ------------ ------------ ------------ -----------    ----------  ------- -----------   ----------
REVENUES.........  $  167,042    $ 3,720      $60,698      $23,204     $     --      $  254,664  $33,815  $     --     $  288,479
COSTS AND
 EXPENSES:
 Costs of
  production.....      53,070      5,161       13,217       12,874           --          84,322    6,769        --         91,091
 Sales, marketing
  and support....      38,370      1,439       16,545       11,392           --          67,746   11,588        --         79,334
 General and
  administrative.      20,813        709        8,324        9,559           --          39,405    2,937        --         42,342
 Amortization and
  merger related
  charges........     103,172        --           --         2,039       321,830 (b)    427,041      302    112,196(b)    539,539
 Research and
  development....      12,487        --        11,738        1,244           --          25,469    6,442        --         31,911
                   ----------    -------      -------      -------     ---------     ----------  -------  ---------    ----------
                      227,912      7,309       49,824       37,108       321,830        643,983   28,038    112,196       784,217
                   ----------    -------      -------      -------     ---------     ----------  -------  ---------    ----------
OPERATING INCOME
 (LOSS)..........     (60,870)    (3,589)      10,874      (13,904)     (321,830)      (389,319)   5,777   (112,196)     (495,738)
OTHER INCOME
 (EXPENSE), net..         705        (54)         686         (856)      (23,319)(c)    (22,838)     969        --        (21,869)
                   ----------    -------      -------      -------     ---------     ----------  -------  ---------    ----------
INCOME (LOSS)
 BEFORE TAXES....     (60,165)    (3,643)      11,560      (14,760)     (345,149)      (412,157)   6,746   (112,196)     (517,607)
PROVISION
 (BENEFIT) FOR
 INCOME TAXES....       5,795        --         4,162       (5,134)      (35,037)       (30,214)   1,978        --        (28,236)
                   ----------    -------      -------      -------     ---------     ----------  -------  ---------    ----------
NET INCOME
 (LOSS)..........  $  (65,960)   $(3,643)     $ 7,398      $(9,626)    $(310,112)    $ (381,943) $ 4,768  $(112,196)   $ (489,371)
                   ==========    =======      =======      =======     =========     ==========  =======  =========    ==========
NET INCOME (LOSS)
 PER SHARE--Fully
 diluted.........  $    (2.65)                                                       $   (12.95)                       $   (12.65)
                   ==========                                                        ==========                        ==========
WEIGHTED AVERAGE
 NUMBER OF SHARES
 OUTSTANDING--
 Fully diluted...  24,855,000                                          4,632,000(d)  29,487,000           9,200,000(d) 38,687,000
                   ==========                                          =========     ==========           =========    ==========


    The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                          SOFTKEY INTERNATIONAL INC.

    NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

A. PRO FORMA BASIS OF PRESENTATION AND ADJUSTMENTS

  On October 30, 1995, SoftKey International Inc. (the "Company" or "SoftKey") entered into a definitive merger agreement (the "Merger Agreement") with Minnesota Educational Computing Corporation (MECC) ("MECC"), a publisher and distributor of high quality educational software for children, pursuant to which SoftKey is expected to acquire MECC in exchange for approximately 9,200,000 shares of common stock, par value $.01 per share, of SoftKey ("SoftKey Common Stock") and other consideration and costs with a total estimated purchase price of approximately $260,000 (based on the market value of SoftKey Common Stock at the time the parties reached agreement regarding the framework of a plan to implement SoftKey's strategic plan with respect to the integration of the operations of MECC and other acquired businesses of SoftKey into those of SoftKey). The ultimate purchase price will be conditional upon the number of shares of SoftKey Common Stock issued to acquire MECC (which number could be increased to up to approximately 10,500,000 to the extent that outstanding options to purchase common shares of MECC, par value $.01 per share, are exercised prior to the effective time of the Merger (as defined below)), which will be dependent upon the volume-weighted average of the closing prices for SoftKey Common Stock on the Nasdaq National Market ("NNM") for the twenty full trading days ending on the third full trading day prior to the effective time of the merger (the "Merger") of a wholly owned subsidiary of SoftKey with MECC, as contemplated by the Merger Agreement. The transaction will be accounted for as a purchase.

  On December 28, 1995, SoftKey purchased Compton's NewMedia, Inc. and Compton's Learning Company (collectively, "Compton's"), developers and publishers of educational multimedia titles and each a wholly owned subsidiary of Tribune Company, in exchange for a total of 5,052,697 shares of SoftKey Common Stock (which included 587,036 shares issued to settle $14,000 of intercompany debt to Tribune Company) and executed a promissory note to Tribune Company for $3,000 for cancellation of intercompany indebtedness. Total purchase price was $104,394, including transaction costs, deferred income taxes related to identifiable intangible assets acquired, settlement of certain intercompany debt to Tribune Company and assumption of net liabilities of Compton's. The transaction was accounted for as a purchase.

  On December 22, 1995, SoftKey acquired approximately a 95% interest in The Learning Company, a leading developer of education software products for use at home and school, as the first step in a two-step, all cash transaction resulting in SoftKey owning, effective as of December 27, 1995, the entire equity interest of The Learning Company. Under the terms of the merger agreement between SoftKey and TLC, SoftKey purchased all of the outstanding shares of The Learning Company for total consideration of $684,066, including estimated transaction and other related costs, value of stock options acquired and deferred income taxes related to identifiable intangible assets acquired. These shares represent all of The Learning Company shares outstanding, including vested stock options, as of December 27, 1995. Approximately 1.1 million unvested The Learning Company stock options were converted into options to purchase 3,123,000 shares of SoftKey Common Stock, based on the merger consideration of $67.50 per share, and were vested on January 26, 1996.

  In addition, on December 28, 1995, SoftKey announced that Tribune Company had made a strategic $150,000 investment in SoftKey in connection with SoftKey's acquisition of The Learning Company. Tribune Company's investment is in the form of $150,000 principal amount of 5 1/2% Senior Convertible/Exchangeable Notes Due 2000. The notes are either convertible into SoftKey Common Stock at a conversion price of $53 per share or exchangeable for shares of a newly designated series of preferred stock of SoftKey which is itself convertible into SoftKey Common Stock.

                          SOFTKEY INTERNATIONAL INC.

   NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                  (CONTINUED)

  On July 21, 1995, SoftKey acquired tewi Verlag GmbH, a distributor of CD-ROM software and computer-related books, located in Munich, Germany ("tewi"). The purchase price was settled by a combination of cash and issuance of common stock. SoftKey issued 99,045 shares of SoftKey Common Stock valued at $3,640 and may issue additional shares of SoftKey Common Stock to a former shareholder of tewi pursuant to an earn-out agreement. SoftKey paid cash consideration of $12,688 for tewi. The additional shares issuable under the earn-out agreement have been treated as contingent consideration and will be recorded as goodwill if and when certain future conditions are met.

  The pro forma combined condensed consolidated balance sheet includes the financial statements of SoftKey and MECC at December 31, 1995, as if the acquisition had occurred on December 31, 1995.

  The pro forma combined condensed consolidated statements of operations set forth the results of operations for the year ended December 31, 1995, as if the acquisition of MECC, Compton's, tewi and The Learning Company by SoftKey had occurred at the beginning of such period.

  The pro forma combined condensed consolidated financial statements are intended for information purposes and are not necessarily indicative of the future consolidated financial position or future results of operations of the combined entity. These combined condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in SoftKey's Current Reports on Form 8-K/A dated October 4, 1995 and January 25, 1996 and Annual Report on Form 10-K for the year ended January 6, 1996, MECC's Form 10-K for the period ended March 31, 1995 and Form 10-Q for the nine month period ended December 31, 1995, The Learning Company's Annual Report on Form 10-K for the year ended June 30, 1995, as amended by Form 10-K/A dated November 7, 1995, and Form 10-Q for the three month period ended September 30, 1995.

B. PRO FORMA ADJUSTMENTS TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  (a) The pro forma combined condensed consolidated balance sheet reflects the purchase of MECC, as if the transaction had occurred on December 31, 1995. The pro forma adjustment to reflect the excess purchase price over the estimated fair value of net assets of $224,392 for MECC is reflected in goodwill and other assets. The ultimate allocation of the purchase price for each of the acquisitions to the net assets acquired, goodwill, other intangible assets and a charge for incomplete technology is subject to final determination of their respective fair values. Approximately $14,800 has been included in the purchase price related to estimated transaction related costs, including investment banking and legal fees, related out-of-pocket expenses and restructuring costs.

  (b) The pro forma combined condensed consolidated statements of operations have been prepared assuming the acquisitions of MECC, Compton's, The Learning Company and tewi were consummated at the beginning of the fiscal year ended December 31, 1995. Pro forma adjustments for each of the acquisitions reflect the amortization of the identifiable intangible assets acquired and goodwill related to The Learning Company and Compton's over the estimated useful life of two years on a straight-line basis. Pro forma adjustments also include amortization of the excess purchase price over the estimated fair value of the net assets acquired of MECC over the estimated useful life of two years on a straight-line basis. Any allocation of the purchase price to the fair value of incomplete technology related to MECC could result in a material charge to operations at consummation of the transactions and a corresponding reduction in the amounts to be amortized. There were no intercorporate transactions that required elimination.

  SoftKey has performed an evaluation of the estimated period of benefit and the estimated useful life of goodwill and other identifiable intangible assets acquired in and resulting from the acquisition of MECC and

                          SOFTKEY INTERNATIONAL INC.

   NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                  (CONTINUED)
completed its evaluation of the estimated useful life of goodwill and other identifiable intangible assets acquired in and resulting from the acquisition of The Learning Company and Compton's based upon the following factors. The consumer software industry has recently undergone significant change evidenced by increased competition, changes in technology platforms, the increase of on-line and Internet usage, reductions in product life cycles and a rapidly changing demand preference of its customer base. These factors limit SoftKey's ability to predict the degree of success of future performance beyond a short period of time. SoftKey also intends to implement or is in the process of a corporate restructuring of the businesses acquired that will result in closure of certain facilities, reduction in personnel and consolidation of practices. There is no guarantee that the Company will be successful in this restructuring. These uncertainties and factors are reflected in the period of time that SoftKey can reasonably estimate for the estimated useful life of goodwill and other identifiable intangible assets. Accordingly, SoftKey has determined that estimated useful life of goodwill to be two years and certain other intangible assets to be in the range of two to seven years.

  SoftKey is currently in the process of determining the value of the identifiable intangible assets acquired in the acquisition of MECC.

  (c) The adjustment for $27,500 represents the related interest cost associated with the issuance of the October Notes and the Tribune Notes described below.

  The combined condensed consolidated balance sheet reflects SoftKey's issuance of $350,000 5 1/2% Senior Convertible Notes Due 2000 (the "October Notes") on October 23, 1995. The pro forma combined consolidated statements of operations include the interest expense associated with the October Notes as if the issuance occurred at the beginning of the period indicated. Interest income associated with the proceeds from the October Notes which would substantially offset the interest expense is not included in the pro forma statements of operations. Transaction related costs of $11,625 for investment banker fees, accounting and legal fees, and other various transaction costs have been included in other long-term assets and are being amortized over the term of the October Notes.

  On December 28, 1995, Tribune Company made a $150,000 strategic investment in SoftKey in the form of $150,000 principal amount of 5 1/2% Senior Convertible/Exchangeable Notes Due 2000 (the "Tribune Notes"). The pro forma combined condensed consolidated statements of operations include the interest expense associated with the Tribune Notes as if the issuance occurred at the beginning of the period indicated. Transaction related costs of $1,000 for accounting and legal fees, and other various transaction costs have been included in other long-term assets and are being amortized over the term of the Tribune Notes.

  (d) The pro forma combined condensed consolidated statements of operations for the year ended December 31, 1995 include an adjustment to add back the common stock equivalents in the fully diluted earnings per share computation as the combined entity is in a loss position, and therefore the inclusion of common stock equivalents would be antidilutive.

  In connection with acquisition of Compton's, SoftKey repaid $14,000 of intercompany debt to Tribune Company by issuing 587,036 additional shares of SoftKey Common Stock and executed a promissory note to Tribune Company for $3,000 related to cancellation of intercompany debt.

  The pro forma share adjustments include, among other things, the issuance of 4,465,661 shares of SoftKey Common Stock for the acquisition of Compton's, and approximately 9,200,000 shares for the acquisition of MECC based on the maximum exchange ratio under the Merger Agreement of 1.14286 shares of SoftKey Common Stock per MECC Common Share.

                      COMPARISON OF RIGHTS OF HOLDERS OF
                  SOFTKEY COMMON STOCK AND MECC COMMON SHARES

INTRODUCTION

  SoftKey is incorporated under the laws of the State of Delaware and MECC is incorporated under the laws of the State of Minnesota. If the Merger is consummated, the holders of MECC Common Shares, whose rights as shareholders are currently governed by Minnesota law, the MECC Articles of Incorporation (the "MECC Articles"), and the By-Laws of MECC (the "MECC By-Laws"), will, upon the exchange of their MECC Common Shares pursuant to the Merger Agreement, become holders of shares of SoftKey Common Stock, and their rights as such will be governed by Delaware law, by the SoftKey Charter and the Bylaws of SoftKey (the "SoftKey Bylaws"). The material differences between the rights of holders of MECC Common Shares and of the rights of holders of SoftKey Common Stock, resulting from differences in their governing documents and the application of Minnesota or Delaware law thereto, are summarized below.

  The following summary does not purport to be a complete statement of the rights of holders of SoftKey Common Stock under applicable Delaware laws, the SoftKey Charter and the SoftKey Bylaws or a comprehensive comparison with the rights of the holders of MECC Common Shares under applicable Minnesota laws, the MECC Articles and the MECC By-Laws, or a complete description of the specific provisions referred to herein. The identification of specific differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the Delaware General Corporation Law ("DGCL") and the governing corporate instruments of SoftKey, to the MBCA and the governing corporate instruments of MECC to which holders of MECC Common Shares are referred. For information as to how such documents may be obtained, see "Incorporation By Reference."

AUTHORIZED CAPITAL STOCK

  The DGCL requires that a corporation's certificate of incorporation set forth the total number of shares of all classes of stock which the corporation has authority to issue and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof. The SoftKey Charter provides that SoftKey has authority to issue 65,000,001 shares of capital stock, of which 60,000,000 shares are shares of SoftKey Common Stock, 5,000,000 shares are Preferred Stock, par value $.01 per share, and one share is designated as Special Voting Stock, par value $1.00 per share. If the proposed amendment to the SoftKey Charter is approved, the SoftKey Charter will provide SoftKey with the authority to issue 120,000,000 shares of SoftKey Common Stock. See "Proposal to Amend SoftKey's Restated Certificate of Incorporation to Authorize Additional Shares."

  The MBCA requires that a corporation's articles of incorporation set forth the aggregate number of shares of stock which the corporation has authority to issue, and, if separate classes or series are to be issued, the articles shall set forth (or allow the board to establish) the classes or series into which such stock may be divided and the number of shares of each class which the corporation is authorized to issue and, if there is more than one class or series, the relative rights and preferences of each class or series. The MECC Articles provide that MECC has authority to issue 20,000,000 MECC Common Shares, and 10,000,000 Preferred Shares, par value $5.00 per share, including 1,000,000 Series A Preferred Shares.

BOARD OR STOCKHOLDER APPROVED PREFERRED STOCK

  The DGCL permits a corporation's certificate of incorporation to allow its board of directors to issue, without stockholder approval, series of preferred or preference stock and to designate their rights, preferences, privileges and restrictions. The SoftKey Charter grants such power to the SoftKey Board. Currently, there are no shares of preferred stock of SoftKey issued or outstanding; however, in connection with the purchase by Tribune Company of $150 million principal amount of 5 1/2% Senior Convertible/Exchangeable Notes Due 2000, SoftKey has designated a new series of preferred stock convertible into SoftKey Common Stock. See "Recent Developments--Acquisition of The Learning Company."

  The MBCA permits a corporation's articles of incorporation to allow its directors to determine the designation of a class or series and to fix the relative rights and preferences of a class or series of stock. The MECC Articles grant such power to the MECC Board. Currently, there are no preferred shares of MECC outstanding.

VOTING RIGHTS

  The DGCL states that, unless a corporation's certificate of incorporation or, with respect to clauses (ii) and (iii) below, the by-laws specify otherwise, (i) each share of its capital stock is entitled to one vote, (ii) a majority of voting power of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a stockholders meeting and
(iii) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares, present in person or represented by proxy at the meeting and entitled to vote on the subject matter, shall be the act of the stockholders. The holders of shares of SoftKey Common Stock are entitled to one vote per share on all matters to be voted on by the stockholders of SoftKey. In addition, the holders of Exchangeable Non-Voting Shares of SoftKey Software Products Inc. are entitled to direct the vote of The R-M Trust Company, the holder as trustee for such persons, of the one outstanding share of SoftKey's Special Voting Stock on a one vote-per-Exchangeable Non-Voting Share basis.

  The MBCA states that, unless a corporation's articles of incorporation or, in the case of clause (i) below, the terms of the shares (or, in the case of clause (ii) below, the corporation's by-laws) specify otherwise, (i) each share of its capital stock is entitled to one vote, (ii) a majority of voting power of the shares entitled to vote constitutes a quorum and (iii) action on a matter (other than matters, such as mergers and sales of substantially all assets, which require the affirmative vote described below) is approved by the greater of (a) a majority of the voting power of the shares present and entitled to vote on such matter or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. Holders of MECC Common Shares are entitled to one vote per share on all matters as to which stockholders are entitled to vote. The holders of Series A Preferred Shares are not entitled to vote on any matter as to which holders of MECC Common Shares are entitled to vote, except as otherwise required by the MBCA.

NUMBER OF DIRECTORS

  Under the DGCL, unless a corporation's certificate of incorporation specifies the number of directors, such number shall be fixed by, or in the manner provided in, its by-laws. If a corporation's certificate of incorporation expressly authorizes its board of directors to amend its by-laws, its board of directors may change the authorized number of directors by an amendment to the corporation's by-laws, if fixed therein, or in such manner as is provided therein. If such certificate of incorporation specifies the number of directors, the number of directors can only be changed by amending the certificate of incorporation. The SoftKey Bylaws provide that the number of members of the board of directors shall consist of not less than six nor more than 11 directors, such number to be established by the Board of Directors of SoftKey or its stockholders. The number of directors on the SoftKey Board is currently seven.

  The MBCA provides that the number of directors shall be fixed by or determined in the manner provided in the articles of incorporation or the by-laws. The MECC By-Laws state that the Board of Directors has the power to fix the number of directors from time to time. The MECC Board currently consists of five members.

ELECTION OF BOARD OF DIRECTORS

  The DGCL provides that a corporation's directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Under the DGCL, a corporation's certificate of incorporation may provide that stockholders of a corporation can elect directors by cumulative voting. The SoftKey Charter does not provide for cumulative voting. See "Comparison of Rights of Holders of Softkey Common Stock and MECC Common Shares--Voting Rights."

  The DGCL permits, but does not require, the adoption of a "classified" board of directors with staggered terms under which part of the board of directors is elected each year for a maximum term of three years. In general, under the DGCL, any or all of the directors of a corporation may be removed, with or without cause, by vote of the holders of a majority of the shares then entitled to vote at an election of directors, except that the DGCL authorizes removal of a member of a classified board by the stockholders only for cause. The SoftKey Charter does not provide for a classified board of directors.

  Under the MBCA, the method of election for directors may be imposed by or in the manner provided in the articles of incorporation or by-laws. The MBCA provides that unless the articles of incorporation provide otherwise, the shareholders of a corporation can elect directors by cumulative voting. The MECC Articles provide that there shall be no cumulative voting.

  The MBCA permits, but does not require, a corporation to divide its directors into classes as provided in its articles of incorporation and by-laws. In general, under the MBCA any or all of the directors of a corporation may be removed, with or without cause, by vote of the holders of the proportion or number of voting power of the shares of the classes or series the director represents sufficient to elect them, unless the articles of incorporation or by-laws otherwise provide. The MECC Articles and By-Laws do not provide for staggered terms for directors and do not modify the statutory removal provisions.

VOTE ON MERGER, CONSOLIDATION OR SALE OF SUBSTANTIALLY ALL ASSETS

  The DGCL generally requires approval of any merger, consolidation or sale of substantially all the assets of a corporation at a meeting of stockholders by vote of the holders of a majority of all outstanding shares of the corporation entitled to vote thereon. The certificate of incorporation of a Delaware corporation may provide for a greater vote. The SoftKey Charter does not contain such a provision.

  The MBCA also generally requires approval of any merger or sale of substantially all the assets of a corporation that is not in the usual and regular course of business by a majority of the voting power of all shares entitled to vote. Under the MBCA, the articles of incorporation may provide for a greater vote. The MECC Articles do not contain such a provision.

SPECIAL MEETINGS OF STOCKHOLDERS

  Under the DGCL, special stockholder meetings of a corporation may be called by its board of directors and by any person or persons authorized to do so by its certificate of incorporation or by-laws. Under the SoftKey Charter and Bylaws, special meetings of SoftKey's stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the SoftKey Board, the Chairman of the Board or the President or by holders of shares entitled to cast not less than fifteen percent (15%) of the votes at the meeting. Written notice of a special meeting shall be given not less than ten nor more than sixty days before the date on which the meeting is to be held.

  Under the MBCA, a special meeting of shareholders may be called by the chief executive officer, the chief financial officer, two or more directors, the person or persons authorized by the articles of incorporation or by-laws to call a special meeting, or upon demand of a shareholder or shareholders holding ten percent (10%) or more of the voting power of the shares entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called upon demand of a shareholder or shareholders holding twenty-five percent (25%) or more of the voting power of the shares entitled to vote. Such shareholders must deliver to the chief executive officer or the chief financial officer one or more written demands for the meeting, stating the purpose or purposes for which it is to be held. The MECC By-Laws state that a special meeting of shareholders may be called by the President, the Chief Financial Officer, the Chairman, two or more directors, or holders of at least ten percent (10%) of the outstanding voting shares. Written notice of a special meeting shall be given not less than ten days (or in the case involving a merger, share exchange or sale, lease or exchange of assets, not less than fourteen days) nor more than sixty days before the meeting.

STOCKHOLDER ACTION BY WRITTEN CONSENT

  Under the DGCL, any action by a corporation's stockholders must be taken at a meeting of such stockholders, unless a consent in writing setting forth the action so taken is signed by the stockholders having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Actions by written consent, however, may not be taken if otherwise provided for in the certificate of incorporation. The SoftKey Charter contains no such prohibition.

  The MBCA provides that any action required or permitted to be taken at any meeting of the shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing. The MECC By-Laws follow the MBCA provision.

AMENDMENT OF CERTIFICATE OR ARTICLES OF INCORPORATION

  The DGCL allows amendment of a corporation's certificate of incorporation if its board of directors adopts a resolution setting forth the amendment proposed, declaring its advisability, and the stockholders thereafter approve such proposed amendment either at a special meeting called by the board for the purpose of approval of such amendment by the stockholders or, if so directed by the board, at the next annual stockholders' meeting. At any such meeting, the proposed amendment generally must be approved by a majority of the outstanding shares entitled to vote. The holders of the outstanding shares of a class are entitled to vote as a separate class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences, or special rights of one or more series of any class so as to affect them adversely, but not affect the entire class, then only the shares of the series so affected by the amendment will be considered a separate class for the purposes of a vote on the amendment. Under the DGCL, a corporation's certificate of incorporation also may require, for action by the board or by the holders of any class or series of voting securities, the vote of a greater number or proportion than is required by the DGCL and the provision of the certificate of incorporation requiring such greater vote cannot be altered, amended or repealed except by such greater vote. The SoftKey Charter does not contain provisions requiring a vote greater than that specified in the DGCL to amend the SoftKey Charter.

  Except as otherwise provided in the MBCA, the MBCA requires shareholder approval of amendments to a corporation's articles of incorporation. To amend the articles of incorporation a resolution approved by the affirmative vote of a majority of the directors present, or proposed by a shareholder or shareholders holding three percent (3%) or more of the voting power of shares entitled to vote (and, in the event that the corporation is publicly held, this provision does not conflict with federal securities laws), that sets forth the proposed amendment shall be submitted to the shareholders. The amendment is generally approved by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote, except that if the articles of incorporation or the MBCA provide for a greater number of votes to adopt such an amendment, such greater number shall be necessary to amend that provision. A separate vote by class or series to approve an amendment to the articles of incorporation must be held if the proposed amendment would, among other things, (i) change the rights or preferences of the shares of the class or series or (ii) change the aggregate number of authorized shares of the class or series. The MECC Articles do not contain any provisions regarding amendments which depart from those described above in the MBCA.

AMENDMENT OF BY-LAWS

  Under the DGCL, the power to adopt, amend or repeal a corporation's by-laws resides with the stockholders entitled to vote thereon, and with the directors of such corporation if such power is conferred upon the board of directors by the certificate of incorporation. The SoftKey Charter authorizes the SoftKey Board or stockholders at any meeting to make, alter or repeal the corporation's Bylaws.

  Under the MBCA, a corporation's shareholders retain the power to amend the corporation's by-laws at any time, and the board of directors also has the power to amend the by-laws, except for certain provisions relating to quorums of stockholders and certain matters relating to directors. The MECC By-Laws permit the shareholders or the MECC Board to alter, amend or repeal the MECC By-Laws.

LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

  The DGCL provides that a corporation may limit or eliminate a director's personal liability for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to such corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying a dividend or approving a stock repurchase in violation of Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. The SoftKey Charter so provides.

  Under the DGCL, directors and officers as well as other employees and individuals may be indemnified against expenses (including attorney's fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation as a derivative action) if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. The SoftKey Bylaws provide to directors, officers and legal representatives of SoftKey indemnification to the full extent provided by law. The SoftKey Charter also provides that expenses incurred by a person in defending a civil or criminal action, suit or proceeding by reason of the fact that he or she is a director, officer, employee or agent may be paid in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by SoftKey as authorized by relevant Delaware law.

  The MBCA permits a corporation to eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director through a provision in the corporation's articles of incorporation, except liability for (i) breach of the director's duty of loyalty, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) the payment of unlawful distributions or violations of the Minnesota securities laws, (iv) any transaction from which the director received an improper personal benefit or (v) any act or omission occurring prior to the adoption of the article providing for such limitation of liability. The MECC Articles provide for such limitation of liability.

  Under the MBCA, unless the articles of incorporation or by-laws otherwise provide, directors as well as officers and employees shall be indemnified against judgments, penalties, fines, settlements and expenses (including attorneys' fees) incurred in connection with legal proceedings if (i) they have not been indemnified by another organization, (ii) they acted in good faith, (iii) they received no improper personal benefit, (iv) in the case of any criminal proceeding, they had no reasonable cause to believe their conduct was unlawful and (v) generally speaking, they reasonably believed their conduct to be in the corporation's best interest. A corporation shall advance expenses if (i) the director, officer or other individual furnishes a written affirmation of his or her good faith belief that he or she has met the applicable statutory standards for indemnification, (ii) he or she furnishes a written undertaking to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation and (iii) a determination is made on behalf of the corporation, in the manner provided in the MBCA, that the facts then known would not preclude indemnification. The MECC By-Laws provide to directors, officers, employees and agents indemnification to the full extent provided by the MBCA.

PAYMENT OF DIVIDENDS

  The DGCL permits the payment of dividends and the redemption of shares out of its surplus. Under the DGCL, if a dividend is paid out of capital surplus, stockholders need not be so notified, and dividends may in certain cases also be paid out of net profits for the fiscal year in which declared or out of net profits for the preceding fiscal year. The holders of SoftKey Common Stock are entitled to receive, pursuant to the SoftKey Charter, dividends payable either in cash, in property, or in Shares of Capital Stock. The SoftKey Charter prohibits the distribution of dividends to holders of Special Voting Stock.

  The MBCA permits distributions by a corporation if, after giving effect to such distribution, the corporation will be able to pay its debts in the ordinary course of business, unless the articles of incorporation or by-laws otherwise limit distributions and subject to certain limitations for the benefit of certain preferred shares. The MECC Articles allow the MECC Board to pay dividends to holders of MECC Commons Shares out of funds legally available. The MECC Articles prohibit the payment of dividends on any date to holders of the issued and outstanding MECC Common Shares if any dividends accumulated on the Series A Preferred Shares through such date have not been paid.

ANTI-TAKEOVER PROTECTION

  Both Minnesota and Delaware have enacted legislation aimed at regulating takeovers of certain corporations and protecting shareholders of such corporations in connection with certain business combinations. Under the MBCA, if a publicly-held corporation has an interested shareholder (a beneficial holder of at least 10 percent of the outstanding voting shares, including an affiliate or associate of the corporation who, within the preceding four years, was a 10 percent shareholder regardless of such person's present shareholdings), the corporation is precluded from entering into certain specified business combinations (including mergers and sales of substantially all assets) with, or proposed by, or on behalf of, the interested shareholder (or affiliated or associated persons) for at least four years after the shareholder acquired its 10 percent stock interest. The four year restriction does not apply, however, if a committee of the board of directors consisting of all of its disinterested directors (excluding current officers and employees of the corporation and persons who were officers or employees of the corporation within the preceding five years) approved the acquisition of the 10 percent stock interest or the business combination before the date on which the shareholder acquires its 10 percent interest.

  A Minnesota corporation is also subject to the control share acquisition provisions of the MBCA which, subject to certain exceptions, require the approval of the holders of a majority of the corporation's voting shares and a majority of the corporation's voting shares held by disinterested shareholders before a person purchasing 20 percent or more of the corporation's voting shares can vote the shares in excess of 20 percent. Similar shareholder approvals are required at the 33 1/3 percent and majority thresholds.

  The MBCA also contains "anti-greenmail" provisions which, under certain circumstances, restrict the ability of publicly-held corporations to repurchase shares for more than the market value thereof from a person or group holding shares constituting five percent or more of the corporation's voting power if such person or group has beneficially owned such shares for less than two years.

  Finally, the MBCA also contains a fair price provision, which provides that an offeror may not acquire shares of a publicly-held Minnesota corporation within two years following the offeror's last purchase of shares pursuant to a takeover offer with respect to that class, unless the shareholder is afforded, at the time of the acquisition, a reasonable opportunity to dispose of the shares to the offeror upon terms substantially equivalent to those provided in the earlier takeover offer. Share acquisitions covered by the fair price provision of the MBCA include those made by purchase, exchange, merger, consolidation, partial or complete liquidation, redemption, reverse stock split, recapitalization, reorganization, or any other similar transaction. The MBCA's fair price provision does not apply, however, if the acquisition of shares is approved by a committee of the board's disinterested directors before the purchase of any shares by the offeror pursuant to a takeover offer. Also, for purposes of the fair price provision, certain transactions are expressly excluded from the definition of a "takeover offer." Such exempted transactions include (a) repurchase offers by the corporation, unless made in response to a hostile takeover bid; (b) tender offers which, if consummated, including the offeror's other share acquisitions within the preceding 12 months, would not result in the acquisition of more than two percent of a class of stock; and (c) offers for shares of certain regulated entities, including insurance companies, financial institutions and public service utilities.

  Although Delaware has not enacted provisions similar to the Minnesota control share acquisition provisions or "anti-greenmail" provisions contained in the MBCA, it has enacted provisions that limit certain business combinations of Delaware corporations (without regard to any nexus with Delaware) with interested stockholders. Under the DGCL, an interested stockholder (a stockholder whose beneficial ownership in the corporation is at least 15 percent of the outstanding voting securities, rather than the 10 percent provided in the MBCA) is precluded from entering into certain business combinations with the corporation for a period of three years (rather than the four year restriction provided in the MBCA) following the date on which the stockholder became an interested stockholder unless, among other exceptions, prior to such date the board of directors (rather than the committee of disinterested directors as provided in the MBCA) approves either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Unlike the MBCA, the DGCL provides that the business combination provisions have no effect if (i) the tender offer or other transaction by which the stockholder became an interested stockholder results in such stockholder beneficially owning at least 85 percent of the voting securities of the corporation (exclusive of shares owned by directors who are also officers and shares owned by certain employee stock option plans), or
(ii) the business combination is approved by the board of directors and two-thirds of the shares held by stockholders other than the interested stockholder.

  Neither SoftKey nor MECC has opted out of any of the foregoing provisions, to the extent such an "opt out" is permissible.

APPRAISAL RIGHTS

  Under the DGCL, stockholders of corporations being acquired pursuant to a merger have the right to serve upon the corporation a written demand for appraisal of their shares when the stockholders receive any form of consideration for their shares other than (a) shares of the surviving corporation, (b) shares of any other corporation (i) listed on a national securities exchange, (ii) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (iii) held of record by more than 2,000 shareholders or (c) cash in lieu of fractional shares or any combination thereof. Stockholders entitled to appraisal rights subsequently receive cash from the corporation equal to the value of their shares as established by judicial appraisal. Corporations may enlarge these statutory rights by including in their certificate of incorporation a provision allowing appraisal rights in any merger in which the corporation is a constituent corporation. The SoftKey Charter contains no such provision.

  The MBCA grants shareholders the right to dissent and receive payment of the fair value of their shares in the event of certain amendments or changes to the articles of incorporation adversely affecting their shares, or certain business transactions, including certain mergers. Unless the articles of incorporation, by-laws or a resolution approved by the board of directors otherwise provide, this right is not available to a shareholder of the surviving corporation in a merger if his shares are not entitled to vote on the merger. The MECC Articles and MECC By-Laws do not modify this limitation on dissenters' appraisal rights. See "The Merger--Dissenters' Rights" for a more detailed discussion of dissenter's rights under the MBCA.

                         ELECTION OF SOFTKEY DIRECTORS

  The SoftKey Board currently consists of seven members. On December 22, 1995, the SoftKey Board, pursuant to an agreement entered into by SoftKey and Tribune Company in connection with Tribune Company's purchase of the Tribune Notes and SoftKey's acquisition of Compton's, voted to increase the number of directors from six to seven, and appointed James C. Dowdle to fill the vacancy created by such increase effective December 28, 1995 (upon consummation of SoftKey's acquisition of Compton's). Mr. Dowdle's nomination for re-election is pursuant to such agreement. All nominees for election as directors are incumbent directors. These nominees are, in addition to Mr. Dowdle, Michael A. Bell, Robert Gagnon, Kevin O'Leary, Michael J. Perik, Robert Rubinoff and Scott M. Sperling. Each nominee is standing for re-election to serve for the following year and until his successor is duly elected and qualified or until his earlier resignation or removal. The name, age and principal occupation of each nominee, business experience for at least the past five years and certain other information concerning each nominee has been furnished by the nominee and is set forth below under "Management of SoftKey."

  THE SOFTKEY BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS.

  SoftKey has indicated to Mr. Palmer and Mr. LaFrenz that, at the Effective Time, the SoftKey Board will increase the number of directors from seven to nine and that they will be offered positions on the SoftKey Board to fill the vacancies created by such increase.

                             MANAGEMENT OF SOFTKEY

  The following table provides information as of the date of this Joint Proxy Statement-Prospectus with respect to each of SoftKey's directors, director nominees and executive officers.

                        DIRECTORS AND DIRECTOR NOMINEES

  NAME                        AGE                         POSITION
  ----                        ---                         --------
Michael J. Perik............   38 Chairman of the Board and Chief Executive Officer
Kevin O'Leary...............   41 President and Director
Robert Gagnon...............   58 Executive Vice President of SoftKey Software and Director
Michael A. Bell.............   40 Director
James C. Dowdle.............   62 Director
Robert Rubinoff.............   56 Director
Scott M. Sperling...........   38 Director

                           OTHER EXECUTIVE OFFICERS

Les Schmidt.................   41 Chief Operating Officer
David E. Patrick............   40 President, International
R. Scott Murray.............   32 Chief Financial Officer
Neal S. Winneg..............   35 Vice President, General Counsel and Secretary

  Michael J. Perik became Chairman of the Board and Chief Executive Officer of SoftKey in February 1994. He is also President and a director of SoftKey Software. Prior to the Three-Party Combination, Mr. Perik had been Chief Executive Officer and a director of Former SoftKey since 1991. From 1988 until 1991, he was Vice President of Investments of Denbridge Capital Corporation, a Canadian investment company.

  Kevin O'Leary became President and a director of SoftKey in February 1994. He is a founder of SoftKey Software and, prior to the Three-Party Combination, was President and a director of Former SoftKey and its predecessors since 1984.

  Robert Gagnon became a director of SoftKey in February 1994 and has been a director and Executive Vice President of SoftKey Software since February 1994. Prior to the Three-Party Combination, he had been a director of Former SoftKey from 1991 and Vice President, Finance, of Informatrix 2000, Inc., a Canadian predecessor of Former SoftKey from 1987.

  Michael A. Bell became a director of SoftKey in February 1994. He has been a director and officer of Monitor Company, Inc., a management consulting firm, and a group of affiliated companies since 1983.

  James C. Dowdle became a director of SoftKey in December 1995. He is Executive Vice President/Media Operations of Tribune Company and has been a director of Tribune Company since 1985.

  Robert Rubinoff became a director of SoftKey in February 1994. Mr. Rubinoff is also a director of SoftKey Software. Prior to the Three-Party Combination he had been a director of Former SoftKey and its predecessors from 1987. Since 1986 and 1979, respectively, he has been the President of Inglewood Holdings Inc. and Daray Holdings Ltd., each of which is a private Canadian investment firm. Mr. Rubinoff is a director of National Fibretech, Inc., a Canadian carpet manufacturer, and Place Resources Ltd., a Canadian oil and gas company, and is also a director of several private corporations.

  Scott M. Sperling became a director of SoftKey in February 1994. He had been a director of Spinnaker from 1987. Mr. Sperling has been Managing Director of the Thomas H. Lee Company, a private investment company, since September 1994. Prior thereto, he was Managing Partner of Aeneas Group, Inc., an investment company and a wholly owned subsidiary of Harvard Management Company, Inc., where he was an officer from 1984 to September 1994. Mr. Sperling is also a director of Beacon Properties Corporation, a real estate company, and Kurzweil Applied Intelligence, Inc., a software company, Livent, Inc., a theatre production company, and is a director of several private corporations.

  Les Schmidt became Chief Operating Officer of SoftKey in February 1996. Prior to becoming an officer of SoftKey, from October 1994 until February 1996, Mr. Schmidt served as Chief Operating Officer of TLC. From May 1988 to October 1994, Mr. Schmidt served as Chief Financial Officer, and Vice President, Finance, Administration and Operations, and Secretary of TLC. From January 1987 to May 1988, Mr. Schmidt acted as a director of Finance and Operations at TLC. Prior to joining TLC, Mr. Schmidt held senior management positions at Applied Immune Sciences, Inc. and Coopers & Lybrand L.L.P.

  David E. Patrick became President, International in February 1996. Prior thereto, from August 1994 until February 1996, he served as Executive Vice President, Worldwide Sales. Mr. Patrick joined SoftKey in October 1990 as Vice President of Marketing, Development and Strategic Planning. In May 1992, he became Executive Vice President of SoftKey, and in August 1993, he became Chief Operating Officer of SoftKey. From September 1988 to October 1990, Mr. Patrick was Vice President of World-Wide Sales and Marketing of Sitka Corporation, formerly Tops, a wholly owned subsidiary of Sun Microsystems.

  R. Scott Murray became Chief Financial Officer in May 1994 after having joined SoftKey in February 1994 as Vice President, Corporate Acquisitions. Prior thereto, Mr. Murray was a manager with Arthur Andersen & Co. from September 1985 until February 1994.

  Neal S. Winneg joined SoftKey in April 1994 as Vice President, General Counsel and Secretary. From 1986 to 1989 and again from 1990 to 1993, Mr. Winneg was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. From 1989 to 1990, Mr. Winneg was Vice President and a director of Dimensional Foods Corporation, a food technology company.

                       OWNERSHIP OF SOFTKEY COMMON STOCK

  The following table sets forth as of April 6, 1996 certain information with respect to beneficial ownership of: (i) SoftKey's Chief Executive Officer and each of SoftKey's other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 in 1995 (collectively the "Named Executive Officers"), (ii) each of SoftKey's Directors, (iii) all directors and executive officers of SoftKey as a group and (iv) each other person (or group of affiliated persons) who is known by SoftKey to own beneficially 5% or more of the SoftKey Common Stock.

                                                      SHARES BENEFICIALLY
NAME AND ADDRESS(1) OF BENEFICIAL OWNER                    OWNED(2)
- ---------------------------------------               --------------------------
                                                        NUMBER        PERCENT
                                                      -----------     ----------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Michael A. Bell......................................      38,888            *
James C. Dowdle......................................           0            0
Robert Gagnon........................................     362,289(3)      1.12%
Kevin O'Leary........................................   1,437,657(4)      4.31%
R. Scott Murray......................................     159,817(5)         *
David E. Patrick.....................................     165,001(6)         *
Michael J. Perik.....................................   1,677,901(7)      4.96%
Robert Rubinoff......................................      98,888(8)         *
Edward J. Sattizahn..................................      55,749            *
Scott M. Sperling....................................      38,888            *
All executive officers and directors as a group (12
 persons)............................................   4,563,160        12.43%
A I M Management Group Inc.
 11 Greenway Plaza, Suite 1919
 Houston, TX 77046...................................   2,900,083(9)       9.0%
FMR Corp.
 82 Devonshire Street
 Boston, MA 02109....................................   2,233,462(10)      7.0%
Putnam Investments, Inc.
 One Post Office Square
 Boston, MA 02109....................................   3,723,210(11)     11.6%
Tribune Company
 435 North Michigan Avenue
 Chicago, IL 60611...................................   7,882,885(12)     22.5%
Metropolitan Life Insurance Company
 One Madison Avenue
 New York, NY 10010..................................   1,581,400(13)      4.9%
State Street Research & Management Company
 One Financial Center
 Boston, MA 02111....................................   1,581,400(14)      4.9%

- --------
*Represents less than 1% of the outstanding shares of SoftKey Common Stock.
(1) Addresses are given only for beneficial owners of more than 5% of the outstanding shares of SoftKey Common Stock.
(2) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power, except to the extent authority is shared by spouses under applicable law. Shares of SoftKey Common Stock not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days are treated as outstanding only for purposes of determining the number and percent of shares of SoftKey Common Stock owned by such person or group.
(3) Includes 240,485 shares of SoftKey Common Stock issuable upon exchange of Exchangeable Shares owned of record by a corporation wholly owned by Mr. Gagnon.

(4) Includes 212,158 shares of SoftKey Common Stock issuable upon exchange of Exchangeable Shares owned of record by a corporation wholly owned by Mr. O'Leary. Includes 1,000,000 shares of SoftKey Common Stock subject to options that could become exercisable within 60 days if the market price of the SoftKey Common Stock reaches certain levels and if a specified portion of SoftKey's outstanding indebtedness is repaid.
(5) Includes 860 shares of SoftKey Common Stock issuable upon exchange of Exchangeable Shares owned of record by Mr. Murray. Includes 100,000 shares of SoftKey Common Stock subject to options that could become exercisable within 60 days if the market price of the SoftKey Common Stock reaches certain levels and if a specified portion of SoftKey's outstanding indebtedness is repaid.
(6) Includes 100,000 shares of SoftKey Common Stock subject to options that could become execisable within 60 days if the market price of the SoftKey Common Stock reaches certain levels and if a specified portion of SoftKey's outstanding indebtedness is repaid.
(7) Includes 3,121 shares of SoftKey Common Stock issuable upon exchange of Exchangeable Shares owned of record by Mr. Perik. Includes 1,000,000 shares of SoftKey Common Stock subject to options that could become exercisable within 60 days if the market price of the SoftKey Common Stock reaches certain levels and if a specified portion of SoftKey's outstanding indebtedness is repaid.
(8) Includes 60,000 shares of SoftKey Common Stock issuable upon exchange of Exchangeable Shares owned by a corporation over which Mr. Rubinoff exercises investment and voting power.
(9) Based upon information contained in a Schedule 13G dated February 12, 1996 filed with the SEC by A I M Management Group Inc. ("A I M"), on behalf of itself and its wholly owned subsidiaries, A I M Advisors, Inc. and A I M Capital Management, Inc., A I M has reported that it has shared voting power and shared dispositive power with respect to all such shares.
(10) Based upon information contained in a Schedule 13G dated February 14, 1996 filed with the SEC by FMR Corp. (jointly with Fidelity Management and Research Company, Edward C. Johnson 3rd, (Chairman of FMR Corp.), and Abigail P. Johnson, FMR Corp. has reported that it has sole voting power over 241,284 shares of SoftKey Common Stock and sole investment power over 2,233,462 shares of SoftKey Common Stock.
(11) Based upon information contained in a Schedule 13G dated February 12, 1996 filed jointly with the SEC by Putnam Investments, Inc. ("Putnam"), on behalf of itself and Marsh & McLennan Companies, Inc., Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc., Putnam has shared voting power with respect to 254,604 shares and shared dispositive power with respect to 3,723,210 shares. Assumes 32,145,964 shares outstanding.
(12) Based upon information contained in Amendment No. 1 to Schedule 13D dated January 8, 1996 filed with the SEC by Tribune Company. Includes 2,830,188 shares issuable to Tribune Company upon conversion of the Tribune Notes.
(13) Based upon information contained in a Schedule 13G dated February 9, 1996 filed with the SEC by Metropolitan Life Insurance Company ("Metropolitan"), Metropolitan has sole voting power with respect to 1,574,300 shares of SoftKey Common Stock and sole investment power with respect to 1,581,400 shares of SoftKey Common Stock.
(14) Based upon information contained in a Schedule 13G dated February 13, 1996 filed with the SEC by State Street Research & Management Company ("State Street"), State Street has sole voting power with respect to 1,574,300 shares of SoftKey Common Stock and sole investment power with respect to 1,581,400 shares of SoftKey Common Stock.

                        SOFTKEY EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

  Directors receive no fees for their service as directors of SoftKey, but each director who is not an employee of SoftKey or any affiliate of SoftKey and was not designated for nomination or appointment to the SoftKey Board by, or by agreement or arrangement with, any person or entity (other than SoftKey) (a "Non-Employee Director") received a one-time automatic grant of an option to purchase 20,000 shares of SoftKey Common Stock (the "Initial Grant") pursuant to SoftKey's 1994 Non-Employee Director Stock Option Plan (the "1994 Plan"). In addition, on November 28, 1995, each Non-Employee Director received an additional automatic grant (the "First Continuation Grant") of an option to purchase 100,000 shares of SoftKey Common Stock. On February 5, 1995, each Non-Employee Director received a further automatic grant (the "Second Continuation Grant") of an option to purchase 26,666 shares of SoftKey Common Stock. Initial Grants vested immediately, and First Continuation Grants and Second Continuation Grants vest quarterly over a three-year period. The per share exercise price for an option under the 1994 Plan is equal to 100% of the fair market value per share on the date of grant. As of January 3, 1996, three Non-Employee Directors were eligible for, and had been granted, options under the 1994 Plan. The 1994 Plan was terminated effective February 6, 1996.

  Michael Nobrega, a former director of SoftKey, is an officer, director and shareholder of Pan-Capital Corporation, a private corporation which provided consulting services to SoftKey in 1995, for which SoftKey has been billed C$147,260.

THE SOFTKEY BOARD AND ITS COMMITTEES

  The SoftKey Board held twelve meetings in 1995. Each director attended 75% or more of all meetings of the SoftKey Board and the committees on which he served, except for Mr. Gagnon, who attended 67%, and Mr. Sperling, who attended 62% of all the meetings. The standing committees of the SoftKey Board are the Compensation Committee and the Audit Committee.

  Compensation Committee. The Compensation Committee of the SoftKey Board determines the compensation of the President and Chief Executive Officer of SoftKey and approves the compensation of directors and certain executive officers of SoftKey. The Compensation Committee also administers SoftKey's stock option plans. The Compensation Committee's current members are Michael
A. Bell, Robert Rubinoff and Scott M. Sperling. The Compensation Committee did not meet formally in 1995 but held a number of informal meetings and acted by unanimous written consent six times in 1995.

  Audit Committee. The Audit Committee of the SoftKey Board recommends the appointment of SoftKey's independent public accountants and reviews and approves the results, findings and recommendations of audits performed by the independent public accountants. The Audit Committee also reviews SoftKey's system of internal accounting controls, the significant accounting policies of SoftKey as the apply to the consolidated financial statements, the audit fees to be paid to the independent public accountants and the nature of non-audit services performed by the independent public accounts. The Audit Committee's current members are Michael J. Perik, Robert Rubinoff and Scott M. Sperling. The Audit Committee met once in 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation Committee of the SoftKey Board, which, among other things, determines the compensation of the President and Chief Executive Officer of SoftKey and administers SoftKey's stock option and incentive plans, are Michael A. Bell, Robert Rubinoff and Scott M. Sperling, none of whom is an employee of SoftKey or has any direct or indirect material interest in or relationship to SoftKey, other than their receipt of stock options granted under the 1994 Plan or, in the case of Mr. Rubinoff, options granted under a former stock option plan of a predecessor of SoftKey. None of the executive officers of SoftKey has served on the Board of Directors or compensation committee of any other entity, any of whose officers served either on the SoftKey Board or the Compensation Committee.

COMPENSATION COMMITTEE REPORT

  The Compensation Committee is furnishing the following report to stockholders on the compensation policies applicable to SoftKey's executive officers with respect to compensation reported for the year ended January 6, 1996:

  Executive Officer Compensation.

  The objective of SoftKey's executive compensation program is to attract and retain key executives critical to the success of SoftKey. To closely align the interests of such executives with those of SoftKey's stockholders, SoftKey relies on the use of stock-based compensation plans to comprise a high proportion of executive officers' total compensation. In addition, SoftKey uses discretionary bonuses to ensure that an individual's compensation is directly related to SoftKey's financial and other goals.

  Base Salary. Salaries paid to executive officers, other than the President and Chief Executive Officer, are reviewed annually by the Chief Executive Officer based upon his assessment of the nature of the position and the contribution, experience and tenure of the executive officer. At the request of the Chief Executive Officer, the Compensation Committee reviews any recommendations of the Chief Executive Officer resulting from such review. The Compensation Committee is responsible for determining the salaries of the President and Chief Executive Officer.

  Discretionary Bonus. Periodically during the year, the Chief Executive Officer may grant or recommend the payment of discretionary bonuses to executive officers (other than himself and the President) based upon his evaluation of such executive officer's tangible and direct contribution to SoftKey's performance.

  Stock Options. SoftKey believes that the most effective way to align the interests of executives with those of SoftKey's stockholders is to ensure that the executive officers hold equity stakes in SoftKey. Accordingly, the Compensation Committee and management have determined that continued use of stock options is the best mechanism for long term incentive compensation of executive officers. The Compensation Committee administers the LTIP, under which options are granted to executive officers as well as other employees of SoftKey. Generally, option grants are approved by the Compensation Committee upon the recommendation of the Chief Executive Officer, who determines the amount of such grants based upon factors similar to those used to determine salary and any bonus. Options are granted at fair market value on the date of grant, have ten-year terms and generally have vesting periods between two and four years.

  Chief Executive and President Compensation.

  Michael J. Perik and Kevin O'Leary, the Chief Executive Officer and President of SoftKey, respectively, are compensated pursuant to employment agreements. See "SoftKey Executive Compensation--Employment and Severance Agreements." The terms of such agreements were reviewed by the SoftKey Board and approved by the Compensation Committee. The base salaries under these agreements are subject to review by the Compensation Committee annually. In June 1995, the Compensation Committee granted to each of Mr. Perik and Mr. O'Leary options under the LTIP to purchase 275,000 shares of SoftKey Common Stock. The excercisability of these options is subject to both a time-based vesting schedule as well as the market price of SoftKey Common Stock attaining certain levels over specified periods. In addition, the Compensation Committee granted to each of Messrs. Perik and O'Leary options to purchase an additional 200,000 shares of SoftKey Common Stock which were intended as "reload" options to replace options which were exercised by Messrs. Perik and O'Leary. The Compensation Committee granted all these options in recognition of Messrs. Perik's and O'Leary's important contribution to the success of SoftKey and to further align their interests with those of SoftKey's stockholders. The option awards were designed to incorporate a number of features to lessen their immediate value and appeal, while providing a large potential gain if significant stockholder value is created.

  Compliance with Internal Revenue Code Section 162(m).

  Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to a corporation's Chief Executive Officer and four other most highly compensated executed officers. The Compensation Committee believes that it is in the best interests of SoftKey's stockholders to comply with the tax law while still maintaining the goals of SoftKey's executive compensation program, thereby maximizing the deductibility of SoftKey's executive compensation payments. SoftKey currently intends to structure grants under future stock option plans in a manner that complies with this statute.

                                          Michael A. Bell
                                          Robert Rubinoff
                                          Scott M. Sperling

  The preceding Compensation Committee Report shall not be deemed filed with the SEC under the Securities Act or the Exchange Act, and shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under such acts, except to the extent that SoftKey specifically incorporates this information by reference.

EXECUTIVE COMPENSATION

  The following table sets forth compensation paid to the Named Executive Officers for each of the 1995, 1994 and 1993 fiscal years, as well as a six month transition period resulting from a change in fiscal year ends, for services rendered in all capacities to SoftKey. Information is furnished for each fiscal period during which such persons were executive officers. Except for Mr. Patrick, none of the Named Executive Officers were executive officers prior to 1994.

                        1995 SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                   COMPENSATION
                                         ANNUAL COMPENSATION        SECURITIES
                                     ----------------------------   UNDERLYING
                                                     OTHER ANNUAL   OPTIONS'/    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR     SALARY  BONUS  COMPENSATION    SARS(#)    COMPENSATION
- ---------------------------  ----    -------- ------ ------------  ------------ ------------
Michael J. Perik........     1995    $300,000    --        --        475,000      $ 33,847(1)
 Chief Executive             1994     200,000    --        --        535,000        98,059(2)
 Officer, Chairman
Kevin O'Leary...........     1995     300,000    --        --        475,000         4,574(3)
 President, Director         1994     200,000    --        --          1,152        41,796(4)
R. Scott Murray.........     1995     230,000 30,000       --        100,000        37,260(5)
 Chief Financial Officer     1994     123,264 17,000       --         70,000        45,683(6)
David E. Patrick........     1995     181,008    --        --         80,000       109,237(7)
 Executive Vice              1994     182,258 85,000       --         10,000        98,460(8)
 President
                             1993(9)   79,646 96,259       --         50,000           --
                             1993     145,288    --        --            --            --
Edward J. Sattizahn.....     1995     220,833    --        --         80,000           --
 Executive Vice              1994     197,640 46,667    28,000(10)    40,000
 President                                                                             --

- -------
 (1) Represents amounts paid to reimburse Mr. Perik for income taxes incurred as a result of payments for rent and moving expenses which are described below.
 (2) Includes $57,600 for rent of Mr. Perik's apartment in Boston and certain moving expenses, and $40,459 to reimburse Mr. Perik for income taxes incurred as a result of such payments for rent and moving expenses.
 (3) Represents amounts paid to reimburse Mr. O'Leary for income taxes incurred as a result of payments for moving expenses which are described below.
 (4) Includes $27,239 for expenses incurred by Mr. O'Leary in connection with moving his family to the Boston area and $14,557 to reimburse Mr. O'Leary for income taxes incurred as a result of such payments for moving expenses.
 (5) Reflects amounts paid to reimburse Mr. Murray for income taxes incurred as a result of payments for moving expenses which are described below.
 (6) Includes $34,091 paid to reimburse Mr. Murray for expenses incurred in connection with moving his family to the Boston area and $11,592 in fees paid for consulting services provided by Mr. Murray prior to his becoming an employee of SoftKey.
 (7) Represents commissions.
 (8) Includes $58,197 for expenses incurred by Mr. Patrick in connection with moving his family to the Boston area, including reimbursement for a loss on the sale of his former residence in California, and $40,263 to reimburse Mr. Patrick for income taxes incurred as a result of such payments.
 (9) Represents compensation for the six month transition period ended December 31, 1993.
(10) Represents final payment under an earn-out agreement between Mr. Sattizahn and Wordstar entered into in connection with Wordstar's acquisition of a software company owned by Mr. Sattizahn.

  SoftKey did not make any awards during 1995 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS

  On October 8, 1993, Mr. Patrick entered into a three-year employment agreement with SoftKey as an Executive Vice President, which provides for, among other things, an annual base salary of not less than $175,000, the grant to Mr. Patrick of an option to purchase 50,000 shares of SoftKey Common Stock at $9.375 per share (the per share fair market value of SoftKey Common Stock on October 13, 1993, the day of the grant, as adjusted for a subsequent 1-for-10 reverse stock split), a bonus of $75,000 paid when the agreement became effective and eligibility for a target bonus of $85,000 per year payable on a quarterly basis on such terms as the SoftKey Board determines. The agreement also provides for reimbursement of expenses related to Mr. Patrick's relocation to SoftKey's headquarters in Cambridge, Massachusetts. Mr. Patrick's employment agreement also provides that if SoftKey terminates Mr. Patrick's employment with SoftKey other than for just cause, Mr. Patrick will be entitled to severance payments (in addition to accrued and unpaid salary) in an aggregate amount equal to his annual base salary then in effect.

  On February 1, 1994, Mr. Murray entered into a three-year employment agreement with SoftKey as a Vice President, which was amended as of March 1, 1995. Mr. Murray's employment agreement provides for, among other things, an annual base salary of not less than $170,000, and the grant to Mr. Murray of an option to purchase 35,000 shares of SoftKey Common Stock at $10.375 per share (the per share fair market value of SoftKey Common Stock on April 26, 1994, the day of the grant). The agreement also provides for a relocation allowance of C$45,000 (which amount is to be adjusted to compensate Mr. Murray for any income taxes related to such allowance), as well as the reimbursement of certain travel and hotel expenses related to Mr. Murray's relocation to SoftKey's headquarters in Cambridge, Massachusetts. Mr. Murray's employment agreement also provides that if SoftKey terminates Mr. Murray's employment with SoftKey other than for just cause, Mr. Murray will be entitled to severance payments (in addition to accrued and unpaid salary) in an aggregate amount equal to two times his annual base salary then in effect, plus the maximum annual bonus payable under the employment agreement, if any.

  On May 27, 1994, Messrs. Perik and O'Leary each entered into employment agreements with SoftKey, effective as of January 1, 1994 (except as otherwise set forth therein), which provide for their continued employment by SoftKey in their present capacities through December 31, 1996. Pursuant to the terms of his employment agreement, Mr. Perik is entitled to receive an annual base salary of not less than $205,000. In addition, Mr. Perik is entitled to a monthly automobile allowance reimbursement of certain specified relocation expenses and, beginning September 15, 1993 and for a period of one year thereafter, a monthly housing subsidy. Under Mr. O'Leary's employment agreement, he is entitled to receive an annual base salary of not less than $205,000. In addition, Mr. O'Leary is entitled to a monthly automobile allowance and reimbursement of relocation expenses.

  The employment agreements for Messrs. Perik and O'Leary provide (a) for severance payments (in addition to accrued and unpaid salary) in the event of termination of employment by SoftKey other than for just cause or by the executive for good reason in an amount equal to the executive's annual base salary then in effect plus 1/12 of such amount for each year of employment of the executive with SoftKey or any predecessor, provided that in no event shall such amount be less than two times the executive's annual base salary then in effect, and (b) that SoftKey shall take all action necessary, consistent with applicable stock option and incentive plans, to permit immediate vesting of the executive's then outstanding options for the purchase of capital stock of SoftKey and continued exercise of any such options until the first to occur of
(i) the date five years from termination of the executive's employment thereunder or (ii) the date on which such options would otherwise expire, in each such case as if the employment of the executive were not terminated.

STOCK OPTIONS GRANTED IN 1995

  The following table provides information concerning stock options granted in 1995 to the Named Executive Officers. No SARs were granted to executive officers in 1995.

                                                                               POTENTIAL
                                        INDIVIDUAL GRANTS                  REALIZABLE VALUE
                         ------------------------------------------------  AT ASSUMED ANNUAL
                             NUMBER OF     % OF TOTAL                       RATES OF STOCK
                            SECURITIES      OPTIONS   EXERCISE            PRICE APPRECIATION
                            UNDERLYING     GRANTED TO OR BASE               FOR OPTION TERM
                          OPTIONS GRANTED  EMPLOYEES   PRICE   EXPIRATION -------------------
NAME                     (# OF SHARES) (1)  IN 1995    ($/SH)     DATE      5%($)    10%($)
- ----                     ----------------- ---------- -------- ---------- --------- ---------
Michael J. Perik........      200,000(2)     10.13     22.75    6/2/2005  3,472,306 8,224,182
                              275,000(3)     13.92     22.75    6/2/2000  2,386,569 4,649,922
Kevin O'Leary...........      200,000(2)     10.13     22.75    6/2/2005  3,472,306 8,224,182
                              275,000(3)     13.92     22.75    6/2/2000  2,386,569 4,649,922
R. Scott Murray.........      100,000(4)      5.06     22.75    6/2/2005  1,736,153 4,112,091
David E. Patrick........       80,000(4)      4.05     22.75    6/2/2005  1,388,922 3,289,673
Edward J. Sattizahn.....       80,000(4)      4.05     22.75    6/2/2005  1,388,922 3,289,673

- --------
(1) All options were granted under the LTIP at fair market value on the date of the grant.
(2) Option was fully exercisable on date of grant.
(3) Option vests (a) as to 137,500 shares, quarterly over a two year period beginning on September 2, 2000 unless, prior to June 2, 1998 the weighted average closing price of SoftKey Common Stock as quoted by the NNM for any twenty consecutive trading days equals or exceeds $30.00 (the "$30.00 Performance Target" (which has occurred)), in which case such option shall vest on the later of (i) quarterly over a one year period beginning on September 2, 1996 or (ii) the date the $30.00 Performance Target is achieved and (b) as to 137,500 shares, quarterly over a two year period beginning on September 2, 2000 unless, prior to June 2, 1998 the weighted average closing price of SoftKey Common Stock as quoted by the NNM for any twenty consecutive trading days equals or exceeds $35.00 (the "$35.00 Performance Target"(which has occurred)), in which case such option shall vest on the later of (i) quarterly over a one year period beginning on September 2, 1996 or (ii) the date the $35.00 Performance Target is achieved.
(4) Option vests quarterly over a three-year period.

OPTION EXERCISES AND VALUES FOR 1995

  The following table provides information concerning the aggregate number of options exercised and the number and value of all unexercised options held by the Named Executive Officers at January 6, 1996. No Named Executive Officer currently holds any SARs.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING           VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS/      IN-THE-MONEY OPTIONS
                            SHARES                       SARS AT FISCAL YEAR-END    AT FISCAL YEAR-END($)
                         ACQUIRED ON                    ------------------------- -------------------------
NAME                     EXERCISE (#) VALUE REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ----                     ------------ ----------------- ----------- ------------- ----------- -------------
Michael J. Perik........   245,080        4,061,983       674,780      275,000     5,581,507     103,125
Kevin O'Leary...........   161,233        2,238,628       225,499      275,000       319,663     103,125
R. Scott Murray.........    40,000          635,000        33,541       96,459       187,656     172,344
David E. Patrick........    50,000          882,813        45,834       71,666       446,875      71,666
Edward J. Sattizahn.....    47,000          790,328        43,665       81,666       364,809     186,250

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF SOFTKEY

  Peter Hamilton, a former Executive Vice President of SoftKey, is the President and the owner of a majority of the outstanding capital stock of Insight Business Consultants Inc. ("Insight"). Insight is a computer services integration, implementation and support services business which was formerly owned by SoftKey and which was sold to Mr. Hamilton and two other individuals in June 1993. During the 1995 fiscal year, SoftKey and its subsidiaries paid approximately $1,633,000 for fees related to services rendered by Insight in developing and implementing a management information system covering substantially all of SoftKey's financial operations. Insight continues to provide a small amount of such services to SoftKey in the 1996 fiscal year.

  On September 30, 1994, SoftKey Software Products of Florida, Inc., an indirect wholly owned subsidiary of SoftKey, sold all of the outstanding capital stock of LANSA USA Inc., an Illinois corporation, to Insight for an aggregate of $650,000 pursuant to a Stock Purchase Agreement dated as of the same date. Pursuant to the Stock Purchase Agreement, the purchase price was paid by way of a $250,000 reduction in the amount payable by SoftKey to Insight in connection with the services rendered by Insight referred to in the preceding paragraph and by delivery to SoftKey of a promissory note of Insight in the principal amount of $400,000, payable in eight monthly installments of $50,000 beginning on October 30, 1994, which were fully paid as of December 31, 1995.

  Helen Wright, SoftKey's Director of Investor Relations, is indebted to SoftKey under a loan agreement entered into on June 30, 1991 between Former SoftKey and Ms. Wright pursuant to which Former SoftKey loaned Ms. Wright C$267,000 to assist Ms. Wright in paying the exercise price of certain employee stock options. As of January 6, 1996, the aggregate principal amount of the loan outstanding was $203,000. The loan is interest free and payable on demand. In addition, as of January 6, 1996, Ms. Wright was also indebted to SoftKey in the principal amount of C$77,500 pursuant to a loan by Former SoftKey to Ms. Wright for the purchase of common shares of Former SoftKey. The loan is interest-free and payable on demand. Ms. Wright is Mr. Perik's sister.

  Michael Nobrega, a former director of SoftKey, is an officer, director and shareholder of Pan Capital Corporation, a private corporation which provided consulting services to SoftKey in 1995. See "SoftKey Executive Compensation-- Compensation of Directors."

  In connection with SoftKey's acquisition of Compton's, SoftKey issued a promissory note to Tribune Company in the principal amount of $3,000,000. In connection with SoftKey's acquisition of TLC, Tribune Company made a $150 million investment in SoftKey in the form of 5 1/2% Convertible/Exchangeable Notes Due 2000. James C. Dowdle, a director of SoftKey, is a director and officer of Tribune Company. See "Recent Developments."

                     SOFTKEY COMPARATIVE STOCK PERFORMANCE

  The following graph compares the performance of SoftKey Common Stock with the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and an industry index (the "Industry Index") over the period from June 30, 1990. The graph assumes that $100 was invested on June 30, 1990 in each of the SoftKey Common Stock, the S&P 500 Index and the Industry Index, and that all dividends were reinvested. The Industry Index includes companies listed on the NNM with the standard industrial code 7372 (Computer and Data Processing Services). The performance shown in the graph is not necessarily indicative of future performance.

                    COMPARISON OF 66 MONTH CUMULATIVE TOTAL
                   RETURN AMONG SOFTKEY INTERNATIONAL INC.,
                       THE S&P 500 INDEX AND THE NASDAQ
                      COMPUTER AND DATA PROCESSING INDEX


                                     SKEY

                                                 Cumulative Total Return
                               ---------------------------------------------------------
                                6/90    6/91    6/92    6/93    12/93    12/94    12/95
Softkey Intl Inc         SKEY    100     306     275     150      118      255      231

S & P 500                1500    100     107     122     138      145      147      203
                               ---------------------------------------------------------
                                6/90    6/91    6/92    6/93    12/93    12/94    11/95
NASDAQ COMPUTER & DP     INAD    100     106     146     186      187      228      352

  The preceding performance graph shall not be deemed filed with the SEC under the Securities Act or the Exchange Act, and shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under such acts, except to the extent that SoftKey specifically incorporates this information by reference.

               PROPOSAL TO AMEND THE SOFTKEY INTERNATIONAL INC.
                        LONG TERM EQUITY INCENTIVE PLAN

APPROVAL OF THE AMENDMENT TO THE SOFTKEY INTERNATIONAL INC. LONG TERM EQUITY INCENTIVE PLAN

  On July 26, 1990, the SoftKey Board adopted the LTIP, which was approved by the stockholders of SoftKey on October 10, 1990. On May 30, 1991, the stockholders of SoftKey approved an amendment to the LTIP to increase the number of shares of SoftKey Common Stock issuable under the LTIP from 2,500,000 to 4,000,000. Subsequently, on January 10, 1993, the stockholders of SoftKey approved an amendment to the LTIP to increase the number of shares of SoftKey Common Stock issuable under the LTIP from 4,000,000 to 5,000,000. On January 27, 1994, in connection with the Three-Party Combination, the stockholders of SoftKey approved an amendment to the LTIP to give the administrator of the LTIP discretion to determine the period after "Termination" (as that term is defined in the LTIP) of employment of a participant during which the participant may exercise an Option (as defined below) or other award granted under the LTIP (although not beyond the term of the Option or other award) and an amendment to increase the number of shares of SoftKey Common Stock issuable under the LTIP from 5,000,000 to 30,000,000. Effective immediately after the closing of the Three-Party Combination, SoftKey effected a one-for-10 reverse stock split of the SoftKey Common Stock, reducing the number of shares issuable under the LTIP to 3,000,000. On May 25, 1995, the stockholders of SoftKey approved the amendment and restatement of the LTIP. The amendment and restatement of the LTIP added to the LTIP terms and provisions which enable Options and awards granted under the LTIP, as amended and restated, to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (relating to deduction limitations on executive compensation). Accordingly, provided such conditions are met (e.g.,
(i) awards are granted with exercise prices no less than the fair market value of the SoftKey Common Stock as of the date of the grant and (ii) requisite disclosure is provided to stockholders), compensation attributable to Options and SARs granted under the LTIP to the chief executive officer and the four most highly compensated executive officers (other than the chef executive officer) for whom compensation disclosure is required under the proxy rules will not be included in calculating amounts subject to the $1 million per year deduction limit of Section 162(m) of the Code. Additionally, provided certain conditions are met, other performance-based compensation awarded under the LTIP may also not be subject to the deduction limit of Section 162(m) of the Code. In addition to the foregoing, pursuant to the amendment and restatement of the LTIP, all awards granted thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, the principal place of business of SoftKey. The LTIP was also amended to provide for the increase in the number of shares of SoftKey Common Stock issuable under the LTIP from 3,000,000 to 5,000,000.

  On June 2, 1995, the SoftKey Board approved an amendment to the LTIP to increase the number of shares of SoftKey Common Stock issuable under the LTIP from 5,000,000 to 5,450,000. Such increase did not constitute a material increase (i.e., more than 10%) in the number of securities which may be issued under the LTIP and, accordingly, was not subject to stockholder approval.

  On February 5, 1996, the SoftKey Board approved an amendment to the LTIP to increase the number of shares of SoftKey Common Stock issuable under the LTIP from 5,450,000 to 7,000,000. Of the 5,450,000 shares of SoftKey Common Stock currently issuable under the LTIP, as of April 6, 1996, 3,433,451 were reserved for issuance pursuant to previously granted options and none were available for future grants. SoftKey relies on the use of the LTIP to attract and retain qualified personnel with the abilities to further SoftKey's continued growth. SoftKey believes that continued use of stock options is an important means of providing appropriate incentives to employees of SoftKey and MECC and other businesses acquired by SoftKey who are necessary for the future success of SoftKey and for the realization of the potential benefits of the Merger. As a result of SoftKey's growth, including in connection with the Merger, SoftKey believes it will require additional shares available for issuance under the LTIP to effectively motivate its personnel. Accordingly, the SoftKey Board recommends that the stockholders of SoftKey approve the amendment to authorize the issuance of an additional 1,550,000 shares of SoftKey Common Stock under the LTIP. If the stockholders of SoftKey do not approve the amendment to the LTIP, the amendment will be of no force or effect.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE SOFTKEY INTERNATIONAL INC. LONG TERM EQUITY INCENTIVE PLAN.

SUMMARY OF THE LTIP

  A summary of the terms and provisions of the LTIP and the proposed amendment thereto is set forth below and is qualified in its entirety by reference to the full text of the LTIP, as proposed to be amended. Capitalized terms used and not otherwise defined in this summary have the meanings ascribed to them in the LTIP.

  General. The purpose of the LTIP is to provide selected eligible employees of and consultants to SoftKey, its subsidiaries and its affiliates an opportunity to participate in SoftKey's future by offering them long-term, performance-based and other incentives and equity interests in SoftKey so as to retain, attract and motivate management personnel. Awards under the LTIP may be granted to officers and other employees of, and consultants to, SoftKey, its subsidiaries and its affiliates as the Compensation Committee, in its sole discretion, may from time to time authorize, based on such factors as the Compensation Committee deems appropriate, such as merit and seniority.

  The LTIP provides for grants to eligible employees and consultants of awards including (a) options to purchase shares of SoftKey Common Stock ("Options") at or below the fair market value of such shares at the time such Options are granted, consisting of (i) options which qualify for special tax treatment under Section 422 of the Code ("Incentive Stock Options" or "ISOs"), (ii) NQSOs (i.e., options which do not qualify as ISOs), (iii) Deep Discount Options (i.e., NQSOs with exercise prices at less than 50% of fair market value of SoftKey Common Stock on the date of the grant) and (iv) any type of Option (in each case with or without Stock Appreciation Rights ("SARs")); (b) SARs, which are rights to receive an amount equal to the increase, between the date of its grant and the date of its exercise, in the fair market value of the number of shares of SoftKey Common Stock subject to the SAR; (c) "Stock Purchase Rights," similar in certain respects to Options, which allow a grantee to purchase a number of shares of SoftKey Common Stock at a pre-determined price during a period not to exceed 30 days; and (d) "Performance Shares," which are equivalent in value to shares of SoftKey Common Stock and may be awarded based on the extent to which a participant achieves selected performance objectives over a specified period of time.

  The LTIP is administered by the Compensation Committee. The Compensation Committee has the authority to (x) select the eligible participants to whom awards under the LTIP shall be granted, (y) determine the nature and extent of such awards granted and (z) determine the terms and conditions applicable to such awards. In administering the LTIP, the Compensation Committee may (a) adopt, alter or repeal administrative rules, guidelines and practices governing the LTIP, as it deems advisable, (b) interpret the terms and provisions of the LTIP and (c) adjust performance goals and measurements applicable to awards to account for (i) continued compliance with applicable laws, tax regulations and accounting rules, (ii) unusual or extraordinary items, events or occurrences (including Changes in Control) in order to avoid windfall or hardship, (iii) material changes in business conditions and (iv) such other changes as it deems appropriate in the exercise of its discretion.

  The Compensation Committee may also amend, alter or discontinue the LTIP as it deems advisable, provided that any such action which would impair the rights of a participant under an outstanding award requires such participant's consent. In addition, to the extent necessary to comply with certain federal securities and income tax laws including without limitation Section 162(m) of the Code, stockholder approval is required for any amendment, alteration or discontinuance of the LTIP by the SoftKey Board where such action would
(i) increase the number of shares of SoftKey Common Stock reserved for issuance pursuant to awards under the LTIP, (ii) change certain minimum price terms for Options or Stock Purchase Rights, (iii) change the class of employees and consultants eligible to participate in the LTIP, (iv) extend the maximum term of an Option or a Stock Purchase Right exercise period or (v) materially increase the LTIP benefits accruing to LTIP participants.

  The Compensation Committee may also, at any time without stockholder approval, amend the LTIP and the terms of any outstanding award (a) to maximize certain federal income tax benefits accorded to awards or (b) to comply with federal securities laws, provided that any such amendment with respect to outstanding awards requires the consent of the participants whose awards are affected thereby.

  Unless earlier terminated by the SoftKey Board, the LTIP will terminate on July 1, 2000, but any award granted pursuant to the LTIP prior to July 1, 2000 may extend beyond such date, in accordance with its terms.

  The LTIP is designed and intended to conform to Section 162(m) of the Code,
Section 422 of the Code (relating to qualifications of Options as ISOs) and Rule 16b-3 under the Securities Exchange Act of 1934, as amended (relating to employee benefit plan transactions by "Insiders," within the meaning of such rule), and should be construed in a manner so as to comply with such Sections and such Rule, such that (a) in any year during the term of the LTIP (commencing January 1, 1995), no participant can receive stock-based awards, including Option, Restricted Stock, Stock Purchase Rights and Performance Shares relating to shares of SoftKey Common Stock which in the aggregate exceed 20% of the total number of shares of SoftKey Common Stock authorized for issuance under the LTIP, as adjusted pursuant to the terms of the LTIP;
(b) in the event of any change in corporate structure affecting the SoftKey Common Stock, any adjustment in the number and kind of shares reserved for issuance under the LTIP with respect to ISOs shall be made in accordance with
Section 424 of the Code (which provides guidance on how ISOs may be adjusted without losing their ISO status under the Code in the event of such a change or corporate structure); (c) awards of restricted stock to employees subject to Section 162(m) of the Code (x) shall have restrictions which will lapse only upon the attainment of certain performance goals related to SoftKey profitability and (y) shall not exceed in fair market value the lesser of
(i) 100% of such employee's annual base salary and (ii) $500,000; (d) neither awards of Stock Purchase Rights nor awards of Performance Shares shall be granted to any employee whom the Compensation Committee determines is likely to be an employee subject to Section 162(m) of the Code at the end of the year; and (e) the amount of consideration payable to a participant with respect to Performance Shares may not exceed the lesser of (x) 50% of a participant's annual base salary and (y) $500,000; and (2) the LTIP and all awards shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, the principal place of business of SoftKey.

  Amendment. Pursuant to the amendment to the LTIP proposed to be approved at the SoftKey Special Meeting, the number of shares of SoftKey Common Stock reserved and available for issuance pursuant to awards shall be increased from 5,450,000 to 7,000,000.

  Plan Benefits. Inasmuch as awards under the LTIP will be granted at the sole discretion of the Compensation Committee and that performance goal criteria may vary from year to year and from one plan participant to another, benefits under the LTIP are not determinable.

FEDERAL INCOME TAX CONSEQUENCES OF THE LTIP

  The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the LTIP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

  Nonqualified Stock Options. An optionee will not be subject to tax upon the grant of an NQSO. Generally, an optionee will realize ordinary income in the year in which he or she exercises an NQSO in an amount equal to the excess of the fair market value of the shares of SoftKey Common Stock on the date of exercise and the exercise price for such shares. Generally, SoftKey will be entitled to deduct such amount for federal income tax purposes in the year in which such NQSO was exercised. Upon disposition of the shares acquired upon exercise of an NQSO, any appreciation or depreciation in the stock value after the date of exercise will be treated as capital gain or loss to the optionee.

  If an optionee pays the exercise price of an NQSO, in whole or in part, with previously acquired shares of SoftKey Common Stock, this should not affect the tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized upon the delivery of the previously acquired shares of SoftKey Common Stock to SoftKey, and the shares received by the optionee equal in number to the previously acquired shares exchanged therefor will have the same basis for gain or loss purposes as the previously acquired shares. Shares of SoftKey Common Stock received by the optionee in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized by the optionee.

  Incentive Stock Options. No taxable income will be realized by an optionee upon the grant or exercise of an ISO. If shares of SoftKey Common Stock are issued to an optionee pursuant to the exercise of an ISO, then in general, and except as otherwise provided below, (i) upon a sale of such shares, any amount realized in excess of the exercise price of such shares will be taxed to such optionee as a long-term capital gain and any amount realized which is less than the exercise price will be a long-term capital loss and (ii) no deduction will be allowed to SoftKey. However, if shares of SoftKey Common Stock acquired upon the exercise of an ISO are disposed of in a Disqualifying Disposition (as defined below), generally (x) the optionee will realize ordinary income in the year of the Disqualifying Disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price of such shares and (y) SoftKey will be entitled to deduct an amount equal to such income in the year of such Disqualifying Disposition, subject to certain withholding and reporting requirements. Any additional gain recognized by the optionee upon a Disqualifying Disposition will be taxed as a short-term or long-term capital gain, as the case may be, and will not result in any deduction by SoftKey. A "Disqualifying Disposition" occurs if an optionee disposes of shares of SoftKey Common Stock received upon exercise of an ISO within two years after the date of grant of the ISO or within one year after the receipt of such shares by such optionee.

  Subject to certain exceptions, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following termination of employment. If an ISO is otherwise exercised at a time when it no longer qualifies as an ISO, the optionee will be taxed as if the option were an NQSO, as set forth above.

  Proposed regulations would modify the foregoing discussion if the optionee pays the exercise price, in full or in part, with previously acquired shares. The proposed regulations provide that if the shares surrendered in payment of the exercise price of an ISO are shares that were acquired pursuant to the exercise of an ISO, and if the surrender constitutes a Disqualifying Disposition of those shares (as would be the case, for example, if in satisfaction of the exercise price SoftKey withholds shares of SoftKey Common Stock which otherwise would be delivered to the employee upon exercise of an
ISO), then all or a portion of any gain realized as a result of the surrender could be taxable to the optionee as ordinary income, as discussed above. If surrender of the shares upon exercise of the ISO does not constitute a Disqualifying Disposition, in general, (i) no gain or loss will be recognized as a result of the surrender and (ii) for purposes of determining the amount and character of any gain or loss on the ultimate disposition of the shares received upon exercise, (x) the number of shares received that is equal in number to the shares surrendered will have a basis equal to that of the shares surrendered and (except for purposes of determining whether a disposition will be a Disqualifying Disposition) will have a holding period that includes the holding period of the shares exchanged and (y) any additional shares received will have a zero basis and will have a holding period that begins on the date of the surrender. Where the exercise price is satisfied through the withholding by SoftKey of shares of SoftKey Common Stock that otherwise would be delivered to the employee upon exercise of an ISO, the withheld shares should be treated as if they had been issued to the employee and immediately redeemed. In general, this deemed issuance and redemption should not give rise to any additional tax consequences, but may in the case of certain individuals give rise to dividend income equal to the fair market value of the withheld shares. If any of the shares of SoftKey Common Stock received are later disposed of in a Disqualifying Disposition, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will give rise to ordinary income as discussed above.

  In general, SoftKey will not be required to withhold income or payroll taxes on exercise of an ISO that qualifies as an ISO as of the exercise date.

PROPOSAL TO AMEND SOFTKEY'S RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE
                               ADDITIONAL SHARES

PROPOSED AMENDMENT TO THE SOFTKEY CHARTER

  By resolution adopted on December 22, 1995, the SoftKey Board proposed the adoption of an amendment to the Restated Certificate of Incorporation of SoftKey (the "SoftKey Charter") pursuant to which the number of authorized shares of SoftKey Common Stock would be increased from 60,000,000 to 120,000,000, and the SoftKey Board directed that the proposed amendment be submitted for adoption by the stockholders at the SoftKey Special Meeting.

  If stockholders of SoftKey adopt the amendment, the SoftKey Charter will be amended as proposed by the SoftKey Board, and the number of authorized shares of SoftKey Common Stock will be increased to 120,000,000.

  Of the 60,000,000 currently authorized shares of SoftKey Common Stock, as of April 6, 1996, 32,146,964 were issued and outstanding. An additional 1,595,308 shares were reserved for issuance upon exchange of the Exchangeable Shares, approximately 10,370,000 shares were reserved for issuance upon exercise of stock options under SoftKey's stock option plans, 9,433,963 shares were reserved for issuance upon conversion of the Notes and 158,800 shares were reserved for issuance upon exercise of certain warrants issued by SoftKey. Except for (i) the issuance of these reserved shares and the Merger Shares and
(ii) the issuance of shares of SoftKey Common Stock (the amounts of which are not yet determinable) pursuant to two earn-out agreements entered into by SoftKey in connection with recent acquisitions of foreign publishers and distributors of software products, SoftKey does not now have any present understanding or agreement to issue additional shares of SoftKey Common Stock. Although currently authorized shares are sufficient to meet all known present requirements, the SoftKey Board believes that it is desirable that SoftKey have the flexibility to issue additional shares of SoftKey Common Stock without further stockholder action. In particular, SoftKey continuously evaluates products and technologies for acquisition, including acquisitions payable in whole or in part in SoftKey Common Stock. In addition, the availability of additional shares of SoftKey Common Stock will enhance SoftKey's flexibility in connection with possible future actions such as stock dividends, stock splits, financings, employee benefit programs, acquisitions of property, corporate mergers, the possible funding of new product programs or businesses or for other corporate purposes. Authorized shares of SoftKey Common Stock in excess of those shares outstanding also could be used to make more difficult a change in control of SoftKey. The SoftKey Board will determine whether, when and on what terms the issuance of shares of SoftKey Common Stock may be warranted in connection with any of the foregoing purposes.

  If the proposed amendment to the SoftKey Charter is adopted, all or any of the authorized shares of SoftKey Common Stock may be issued in the future for such corporate purposes and such consideration as the SoftKey Board deems advisable from time to time, without further action by the stockholders of SoftKey and without first offering such shares to the stockholders for subscription. The issuance of shares otherwise than on a pro rata basis to all current stockholders would reduce the current stockholders' proportionate interests in SoftKey and could therefore be dilutive to the financial and voting interests of current stockholders. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases. SoftKey does not believe that the issuance of authorized, unissued SoftKey Common Stock will have any other effect on the rights of holders of the SoftKey Common Stock.

ADOPTION OF AMENDMENT TO THE SOFTKEY CHARTER BY STOCKHOLDERS

  The affirmative vote of a majority of the outstanding shares of SoftKey Common Stock entitled to vote at the SoftKey Special Meeting is required for adoption of the proposed amendment to the SoftKey Charter. If the proposed amendment is adopted by the stockholders, it will become effective upon filing and recording a Certificate of Amendment as required by the DGCL.

  THE SOFTKEY BOARD RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE SOFTKEY CHARTER.

             SELECTION OF SOFTKEY'S INDEPENDENT PUBLIC ACCOUNTANTS

  On February 5, 1996, the SoftKey Board appointed Coopers & Lybrand L.L.P. as independent public accountants for SoftKey for the 1996 fiscal year.

  Although the SoftKey Charter and the SoftKey Bylaws do not require it, the SoftKey Board has proposed that the selection of independent public accountants for SoftKey for 1996 be approved by SoftKey's stockholders. If the stockholders do not ratify the selection of SoftKey's independent public accountants, the SoftKey board will reconsider its selection. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting with the opportunity to make a statement if they so desire and to respond to appropriate questions.

  The decision to appoint Coopers & Lybrand L.L.P. as independent public accountants for SoftKey commencing with fiscal year 1994 was originally approved by the Audit Committee of the SoftKey Board as of February 6, 1995. Coopers & Lybrand L.L.P. replaced the firm of Arthur Andersen L.L.P. ("Andersen"), whose engagement as SoftKey's independent public accountants was terminated effective February 6, 1995.

  Except as set forth in the following paragraph, the Andersen report dated January 16, 1995 on the consolidated financial statements of SoftKey as of December 31, 1993, June 30, 1993 and June 30, 1992 and for the Transition Period from July 4, 1993 to December 31, 1993 (the "Transition Period") and each year in the three year period ended June 30, 1993 (the "Andersen Report") did not contain an adverse opinion or a disclaimer of opinion, nor was the Andersen Report qualified or modified as to uncertainty, audit scope or accounting principles.

  The Three-Party Combination, consummated on February 4, 1994, has been accounted for as a pooling of interests. In the Andersen Report, Andersen stated that it did not audit the financial statements and schedules of Spinnaker or WorkStar as of June 30, 1993 or 1992, or for any of the years in the three year period ended June 30, 1993. The financial statements of Spinnaker and WordStar were audited by other auditors whose reports were furnished to Andersen, and the Andersen Report, insofar as it relates to amounts included for Spinnaker or WordStar, is based solely on the reports of the other auditors. In the Andersen Report, Andersen also stated that the report of Price Waterhouse LLP on the consolidated financial statements of Spinnaker as of June 30, 1993 and for the year then ended contains an explanatory paragraph relating to Spinnaker's ability to continue as a going concern as described in Note 12 of the consolidated financial statements of Spinnaker. The report of Deloitte & Touche LLP on the consolidated financial statements of Spinnaker as of June 30, 1992 and for the two years then ended expresses an unqualified opinion and includes an explanatory paragraph referring to an uncertainty in connection with an arbitration proceeding referred to in Note 12 of the consolidated financial statements of Spinnaker.

  During the Transition Period and the two years ended June 30, 1993 and through February 6, 1995, there were no "disagreements" between SoftKey and Andersen as described in Item 304(a) (1) (iv) of Regulation S-K. As a result of management changes, reduction in work force and the consolidation of the finance functions of SoftKey's formerly separate constituent corporations, SoftKey requested that Andersen consult with and advise SoftKey in connection with the closing of its books in the first quarter of 1994. Andersen also performed certain review of procedures of SoftKey's financial statements for the second quarter of 1994 and discussed with management the results of those review procedures. As a result of the work performed, Andersen communicated certain matters and recommendations to SoftKey's management concerning the design and implementation of its internal financial controls, including the need to further develop and document formal policies and procedures, to develop integrated financial reporting systems and to improve the analysis supporting recorded amounts. These matters were discussed with the Audit Committee of the SoftKey Board, and SoftKey has authorized Andersen to respond fully to Coopers & Lybrand L.L.P.'s inquiries regarding these matters.

  During 1994, SoftKey implemented organizational and operational procedures designed to supplement its existing internal financial controls and, in late 1994, implemented a new management information system covering substantially all of SoftKey's financial operations. SoftKey believes that it has fully considered the matters and recommendations communicated by Andersen relating to SoftKey's internal financial controls and that it has appropriately addressed these matters.

  In connection with the Three-Party Combination, Andersen had been appointed as independent auditors for SoftKey on April 7, 1994, commencing with the Transition Period. Andersen had replaced SoftKey's previous independent accountants, KPMG Peat Marwick. During the two years ended June 30, 1993 and through April 7, 1994, the date of KPMG Peat Marwick's termination, there were no "disagreements" between SoftKey and KPMG Peat Marwick as described in Item 304(a)(1)(iv) of Regulation S-K or "reportable events" as defined in Item 304(a)(1)(iv) of Regulation S-K.

  THE SOFTKEY BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR SOFTKEY FOR THE 1996 FISCAL YEAR.

                        OWNERSHIP OF MECC COMMON SHARES

  The following table sets forth certain information regarding the beneficial ownership of MECC Common Shares as of April 6, 1996, by (i) each person who is known to MECC to own beneficially more than 5% of the outstanding MECC Common Shares, (ii) each director, (iii) MECC's Chief Executive Officer and each of MECC's four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 in fiscal 1995, and (iv) all executive officers and directors as a group.

                                                                  BENEFICIAL
                                                                  OWNERSHIP
                                                              ------------------
                                                              NUMBER OF PERCENT
NAME AND ADDRESS                                              SHARES(1) OF CLASS
- ----------------                                              --------- --------
North American Fund II, L.P.(2).............................. 1,461,762  18.2%
 135 South LaSalle Street, Suite 4000
 Chicago, Illinois 60603
North American Business Development Company, L.L.C.(2)....... 1,461,762  18.2%
 135 South LaSalle Street, Suite 4000
 Chicago, Illinois 60603
North American Company Ltd.(2)............................... 1,461,762  18.2%
 312 S.E. 17th Street, Suite 300
 Fort Lauderdale, Florida 33316
Charles L. Palmer(2)......................................... 1,476,762  18.4%
 c/o North American Fund II, L.P.
 312 S.E. 17th Street, Suite 300
 Fort Lauderdale, Florida 33316
GeoCapital Corporation.......................................   509,450   6.3%
 767 Fifth Avenue
 New York, NY 10153
Dale E. LaFrenz(3)(4)........................................   266,675   3.3%
 c/o MECC
 6160 Summit Drive North
 Minneapolis, Minnesota 55430
Donald W. Anderson(3)(4).....................................    59,300   0.7%
 c/o MECC
 6160 Summit Drive North
 Minneapolis, Minnesota 55430
Susan L. Schilling(3)(5).....................................    59,750   0.7%
 c/o MECC
 6160 Summit Drive North
 Minneapolis, Minnesota 55430
R. David Bergonia(2)......................................... 1,463,262  18.2%
 c/o North American Fund II, L.P.
 135 South LaSalle Street, Suite 4000
 Chicago, Illinois 60603
Craig Dougherty(3)...........................................     8,400   0.1%
 c/o Craig Dougherty & Associates
 R.D. #7, Box 166
 Fulton, New York 13069

                                                                 BENEFICIAL
                                                                 OWNERSHIP
                                                             ------------------
                                                             NUMBER OF PERCENT
NAME AND ADDRESS                                             SHARES(1) OF CLASS
- ----------------                                             --------- --------
Robert L. Underwood(2)...................................... 1,461,762  18.2%
 c/o North American Fund II, L.P.
 135 South LaSalle Street, Suite 4000
 Chicago, Illinois 60603
Paul K. Gullickson(3).......................................    33,495   0.4%
 c/o MECC
 6160 Summit Drive North
 Minneapolis, Minnesota 55430
SoftKey International Inc.(6)...............................   794,284   9.9%
 One Athenaeum Street
 Cambridge, Massachusetts 02142
Wyser-Pratte & Co., Inc.....................................   430,100   5.4%
Wyser-Pratte Management Co., Inc.
 63 Wall Street
 New York, New York 10005
All directors and executive officers as a group (7 per-      1,846,132  22.5%
 sons)(2)(3)(4).............................................

- --------
(1) Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them.
(2) All shares shown as beneficially owned by North American Business Development Company, L.L.C., North American Company Ltd., Charles L. Palmer (except for 15,000 shares that Mr. Palmer owns directly). Robert L. Underwood and R. David Bergonia (except for 1,500 shares that Mr. Bergonia owns directly) are owned of record by North American Fund II, L.P., a Delaware limited partnership. North American Business Development Company, L.L.C., a Delaware limited liability company, is the general partner of North American Fund II, L.P. North American Company Ltd., a Florida limited partnership of which Mr. Palmer is the managing general partner, and Messrs. Palmer, Underwood and Bergonia are members of North American Business Development Company, L.L.C., and Messrs. Palmer, Underwood and Bergonia are officers of North American Business Development Company, L.L.C. Mr. Palmer could be deemed to have sole voting and investment power with respect to all such shares shown as beneficially owned by him, and Messrs. Underwood and Bergonia could be deemed to have shared voting and investment power with respect to all such shares shown as beneficially owned by each of them.
(3) Includes 105,800 shares (Mr. LaFrenz), 29,300 shares (Mr. Anderson), 33,500 shares (Ms. Schilling), 8,400 shares (Mr. Dougherty), 33,495 shares (Mr. Gullickson) and 176,995 shares (all directors and executive officers as a group) subject to presently exercisable options or options exercisable within 60 days and excludes 92,325 shares (Mr. LaFrenz), 37,600 shares (Mr. Anderson), 12,600 shares (Mr. Dougherty), 103,331 shares (Mr. Gullickson) and 245,856 shares (all directors and executive officers as a group) subject to options which are not presently exercisable or exercisable within 60 days.
(4) Includes 159,875 restricted shares owned by Mr. LaFrenz, 30,000 restricted shares owned by Mr. Anderson, and 189,875 restricted shares owned by all directors and executive officers as a group. The unvested portion of the restricted shares are subject to repurchase by MECC at a price of $0.0476 per share upon termination of employment of the holder thereof.
(5) Ms. Schilling's employment with MECC terminated effective March 15, 1996.
(6) The shares shown as beneficially owned by SoftKey are the Voting Agreement Shares.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF MECC

  In March 1994, MECC and the Fund entered into an agreement pursuant to which each agreed to contribute to any joint and several liability incurred by either of them to the underwriters or others in connection with MECC's initial public offering in March 1994. The agreement provides generally that MECC and the Fund will allocate between them such liability in relative proportion to the proceeds received by each of them from the underwriters in MECC's initial public offering. In July 1995, MECC entered into a Registration Rights Agreement with the Fund that provides the Fund with certain demand and piggyback rights to register MECC Common Shares pursuant to registration statements under the Securities Act, and provides for MECC to pay for the expenses of such registration in certain circumstances and to indemnify the Fund against certain liabilities it might incur pursuant to the offers and sales under such registration statements. In July 1995, MECC entered into an Indemnification Agreement with Mr. LaFrenz, Mr. Anderson and Ms. Schilling, pursuant to which MECC agreed to indemnify them against certain liabilities that they might incur under the Securities Act in connection with the proposed sale of MECC Common Shares by them pursuant to a registration statement. On August 21, 1995, the Fund, Mr. LaFrenz, Mr. Anderson and Ms. Schilling sold 3,000,000, 100,000, 20,000 and 20,000 MECC Common Shares, respectively, to the underwriters of a public offering of MECC Common Shares pursuant to a registration statement under the Securities Act, at a per share price of $29.53.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Exchange Act requires SoftKey's directors and executive officers, and persons who own more than ten percent of a registered class of SoftKey's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of SoftKey Common Stock and other equity securities. Officers, directors and greater than ten percent beneficial owners of SoftKey Common Stock are required by SEC regulation to furnish SoftKey with copies of all forms filed by them under Section 16(a) of the Exchange Act.

  To SoftKey's knowledge, based solely on a review of the copies of such reports furnished to SoftKey for the fiscal year ended January 6, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one report covering a transaction was inadvertently filed late by Peter Hamilton, formerly an executive officer of the Company.

                                 LEGAL OPINION

  The validity of the shares of SoftKey Common Stock offered hereby will be passed upon for SoftKey by Neal S. Winneg, General Counsel of SoftKey. Mr. Winneg owns options to purchase an aggregate of 99,375 shares of SoftKey Common Stock, which are or become exercisable in periodic installments through January 1999.

                                    EXPERTS

  The consolidated financial statements and related schedule of SoftKey as of and for the years ended January 6, 1996 and December 31, 1994 included in SoftKey's Annual Report on Form 10-K for the year ended January 6, 1996, have been audited by Coopers & Lybrand L.L.P., independent public accountants, as set forth in their report therein dated February 20, 1996, and incorporated herein by reference in reliance on such report, given on the authority of that firm as experts in accounting and auditing. The consolidated statements of operations, stockholders' equity (deficit) and cash flows and the related financial statement schedule of SoftKey for the six month transition period from July 4, 1993 to January 1, 1994 and for the year ended June 30, 1993, included in SoftKey's Annual Report on Form 10-K for the year ended January 6, 1996, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report therein dated January 16,

1995 and incorporated herein by reference. In its report, Arthur Andersen LLP states that with respect to the consolidated statements of operations, stockholders' equity (deficit) and cash flows and the related financial statement schedule of WordStar and Spinnaker for the year ended June 30, 1993, its opinion based on the reports of other independent accountants, namely KPMG Peat Marwick LLP and Price Waterhouse LLP, respectively. The consolidated statements of operations, stockholders' equity (deficit) and cash flows and the related financial statement schedule of SoftKey have been included therein in reliance upon the authority of those firms as experts in accounting and auditing. The report of Price Waterhouse LLP on the consolidated financial statements of Spinnaker for the year ended June 30, 1993 contains an explanatory paragraph relating to Spinnaker's ability to continue as a going concern as described in Note 12 of the consolidated financial statements of Spinnaker (not included herein).

  The financial statements and related financial statement schedules of MECC as of March 31, 1995 and for each of the three years in the period ended March 31, 1995, incorporated in this Joint Proxy Statement- Prospectus by reference to MECC's Annual Report on Form 10-K for the year ended March 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

  The consolidated balance sheets of TLC as of June 30, 1995 and the consolidated statements of income, retained earnings and cash flows of TLC for each of the three years in the period ended June 30, 1995 incorporated by reference in this Joint Proxy Statement-Prospectus, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  The combined financial statements of Compton's as of December 25, 1994 and for the fiscal year then ended included in the Current Report on Form 8-K/A of SoftKey dated January 25, 1996, incorporated by reference in this Joint Proxy Statement-Prospectus, have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

  The audited annual financial statements of tewi as of December 31, 1994, incorporated by reference in this Joint Proxy Statement-Prospectus by reference to SoftKey's Current report on Form 8-K/A dated October 4, 1995, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING OF SOFTKEY STOCKHOLDERS

  It is currently anticipated that the 1997 Annual Meeting of stockholders of SoftKey will be held in May 1997. Stockholder proposals intended to be presented at such meeting must by received by SoftKey not later than November 26, 1996 for inclusion in the proxy materials for such meeting.

    SHAREHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING OF MECC SHAREHOLDERS

  If the Merger is not consummated, it is currently anticipated that the 1996 Annual Meeting of shareholders of MECC will be held on or about November 15, 1996. If such meeting is held, shareholder proposals intended to be presented at such meeting must by received by MECC not later than June 18, 1996 for inclusion in the proxy materials for such meeting.

                     MANAGEMENT AND ADDITIONAL INFORMATION

  Certain information relating to the management, executive compensation, various benefit plans (including stock plans), voting securities and the principal holders thereof, certain relationships and related transactions and other related matters as to SoftKey and MECC may be set forth in or incorporated herein by reference to, in the case of SoftKey, its Annual Report on Form 10-K for the year ended January 6, 1996, and, in the case of MECC, its Annual Report on Form 10-K for the fiscal year ended March 31, 1995, which are incorporated by reference in this Joint Proxy Statement-Prospectus. All documents filed by SoftKey or MECC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meetings, in the case of MECC, or the date on which the offering terminates, in the case of SoftKey, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. See "Incorporation By Reference." SoftKey stockholders and MECC shareholders who wish to obtain copies of these documents may contact SoftKey or MECC, as applicable, at its address or telephone number set forth under "Incorporation by Reference."

                                                                      APPENDIX A

                                                                  CONFORMED COPY


                          AGREEMENT AND PLAN OF MERGER


                                  BY AND AMONG


                          SOFTKEY INTERNATIONAL INC.,

                                 SCHOOLCO INC.

                                      AND

               MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC)

                          DATED AS OF OCTOBER 30, 1995

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
 ARTICLE I     THE MERGER................................................   A-1
  Section 1.1  The Merger ...............................................   A-1
  Section 1.2  Effective Time of the Merger .............................   A-1
  Section 1.3  Closing ..................................................   A-1
 ARTICLE II    THE SURVIVING CORPORATION ................................   A-2
  Section 2.1  Articles of Incorporation ................................   A-2
  Section 2.2  By-Laws ..................................................   A-2
  Section 2.3  Directors and Officers of Surviving Corporation ..........   A-2
 ARTICLE III   CONVERSION OF SHARES .....................................   A-2
  Section 3.1  Exchange Ratio ...........................................   A-2
  Section 3.2  Exchange of Company Common Stock; Procedures .............   A-3
  Section 3.3  Dividends; Escheat .......................................   A-3
  Section 3.4  No Fractional Securities .................................   A-4
  Section 3.5  Closing of Company Transfer Books ........................   A-4
  Section 3.6  Further Assurances .......................................   A-4
 ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF THE COMPANY ............   A-4
  Section 4.1  Corporate Organization; Related Entities .................   A-4
  Section 4.2  Capitalization ...........................................   A-5
  Section 4.3  Authority Relative to This Agreement .....................   A-5
  Section 4.4  Consents and Approvals; No Violations ....................   A-5
  Section 4.5  Reports and Financial Statements .........................   A-6
  Section 4.6  Absence of Certain Changes or Events .....................   A-6
  Section 4.7  Litigation ...............................................   A-6
  Section 4.8  Absence of Undisclosed Liabilities .......................   A-7
  Section 4.9  No Default ...............................................   A-7
  Section 4.10 Taxes ....................................................   A-7
  Section 4.11 Intellectual Property ....................................   A-9
  Section 4.12 Stockholder Rights Plan ..................................  A-10
               Information in Disclosure Documents and Registration
  Section 4.13 Statement ................................................  A-10
  Section 4.14 Employee Benefit Plans; ERISA ............................  A-11
  Section 4.15 Vote Required ............................................  A-11
  Section 4.16 Opinion of Financial Advisor .............................  A-12
  Section 4.17 MBCA Sections 302A.671 and 302A.673 ......................  A-12
  Section 4.18 Affiliate Transactions ...................................  A-12
  Section 4.19 Brokers ..................................................  A-12
 ARTICLE V     REPRESENTATIONS AND WARRANTIES OF PARENT .................  A-12
  Section 5.1  Organization .............................................  A-12
  Section 5.2  Capitalization ...........................................  A-13
  Section 5.3  Authority Relative to This Agreement .....................  A-13
  Section 5.4  Consents and Approvals; No Violations ....................  A-14
  Section 5.5  Reports and Financial Statements .........................  A-14
               Absence of Certain Changes or Events; Material Agreements
  Section 5.6  ..........................................................  A-14
  Section 5.7  Absence of Undisclosed Liabilities .......................  A-14
  Section 5.8  No Default ...............................................  A-15
               Information in Disclosure Documents and Registration
  Section 5.9  Statement ................................................  A-15
  Section 5.10 Vote Required ............................................  A-15
  Section 5.11 Opinion of Financial Advisor .............................  A-15
 ARTICLE VI    CONDUCT OF BUSINESS PENDING THE MERGER ...................  A-15
  Section 6.1  Conduct of Business by the Company Pending the Merger ....  A-15

                                                                            PAGE
                                                                            ----
  Section 6.2  Conduct of Business by Parent Pending the Merger .........   A-16
  Section 6.3  Conduct of Business of Sub ...............................   A-17
 ARTICLE VII   ADDITIONAL AGREEMENTS ....................................   A-17
  Section 7.1  Access and Information ...................................   A-17
  Section 7.2  No Other Negotiations ....................................   A-17
  Section 7.3  Registration Statement ...................................   A-18
  Section 7.4  Proxy Statement-Prospectus; Stockholder Approvals ........   A-18
  Section 7.5  Compliance with the Securities Act .......................   A-19
  Section 7.6  Best Efforts .............................................   A-19
  Section 7.7  Voting Agreement .........................................   A-20
  Section 7.8  Company Stock Options ....................................   A-20
  Section 7.9  Public Announcements .....................................   A-21
  Section 7.10 Directors' and Officers' Indemnification .................   A-21
  Section 7.11 Expenses .................................................   A-21
  Section 7.12 Listing Application ......................................   A-21
  Section 7.13 Supplemental Disclosure ..................................   A-21
  Section 7.14 Letters of Accountants ...................................   A-21
  Section 7.15 Conveyance Taxes .........................................   A-22
  Section 7.16 Non-solicitation of Employees ............................   A-22
  Section 7.17 Exchange Act Filings .....................................   A-22
 ARTICLE VIII  CONDITIONS TO CONSUMMATION OF THE MERGER .................   A-22
               Conditions to Each Party's Obligation to Effect the Merger
  Section 8.1  ..........................................................   A-22
               Conditions to Obligations of Parent and Sub to Effect the
  Section 8.2  Merger ...................................................   A-23
               Conditions to Obligation of the Company to Effect the
  Section 8.3  Merger ...................................................   A-23
 ARTICLE IX    TERMINATION ..............................................   A-24
  Section 9.1  Termination ..............................................   A-24
  Section 9.2  Effect of Termination ....................................   A-24
 ARTICLE X     GENERAL PROVISIONS .......................................   A-25
  Section 10.1 Amendment and Modification ...............................   A-25
  Section 10.2 Waiver ...................................................   A-25
  Section 10.3 Survivability; Investigations ............................   A-26
  Section 10.4 Notices ..................................................   A-26
  Section 10.5 Descriptive Headings; Interpretation .....................   A-26
  Section 10.6 Entire Agreement; Assignment .............................   A-27
  Section 10.7 Governing Law ............................................   A-27
  Section 10.8 Severability .............................................   A-27
  Section 10.9 Counterparts .............................................   A-27

Exhibits

A Voting Agreement

B Form of Affiliate Letter

                           GLOSSARY OF DEFINED TERMS

TERM                                                                   SECTION
- ----                                                                   --------
Acquisition Transaction...............................................    9.2(b)
Affiliates............................................................    7.5(a)
Affiliate Letters.....................................................    7.5(b)
Agreement............................................................. Preamble
Allen & Company.......................................................     4.16
Alternative Acquisition...............................................    7.2(a)
Bear Stearns..........................................................     5.11
Certificates..........................................................    3.2(b)
Closing...............................................................      1.3
Closing Date..........................................................      1.3
Code.................................................................. Preamble
Company............................................................... Preamble
Company Common Stock.................................................. Preamble
Company Material Adverse Effect.......................................    4.1(d)
Company Plans.........................................................   4.14(a)
Company SEC Reports...................................................      4.5
Company Stock Option..................................................    3.1(d)
Confidentiality Agreement.............................................      7.1
Contract..............................................................      4.4
DGCL.................................................................. Preamble
Dissenting Shares.....................................................    3.1(a)
Effective Time........................................................      1.2
ERISA.................................................................   4.14(a)
ERISA Affiliate.......................................................   4.14(a)
Exchange Act..........................................................      4.4
Exchange Agent........................................................    3.2(a)
Exchange Ratio........................................................    3.1(a)
GAAP..................................................................      4.5
Gardner, Carton.......................................................    8.3(c)
Governmental Entity...................................................      4.4
HSR Act...............................................................      4.4
Intellectual Property.................................................     4.11
Liens.................................................................      4.4
MBCA.................................................................. Preamble
Merger................................................................      1.1
NASD..................................................................      4.4
New Option............................................................      7.8
NNM...................................................................      3.1
North American........................................................      7.7
Parent................................................................ Preamble
Parent Common Stock...................................................    3.1(a)
Parent Material Adverse Effect........................................      5.1
Parent SEC Reports....................................................      5.5
Parent Stock Options..................................................    5.2(a)
Parent Subsidiaries...................................................    5.1(b)
Person................................................................     10.5
Proxy Statement-Prospectus............................................     4.13
Registration Statement................................................     4.13
SEC...................................................................      4.5

TERM                                                                  SECTION
- ----                                                                 ----------
Securities Act......................................................        4.4
Service............................................................. 4.10(b)(iv)
Skadden, Arps.......................................................      8.2(d)
Stockholder Rights Plan.............................................       4.12
Sub.................................................................   Preamble
Sub Common Stock....................................................      3.1(c)
Subsidiary..........................................................      3.1(b)
Superior Proposal...................................................      7.2(a)
Surviving Corporation...............................................        1.1
Tax(es).............................................................     4.10(c)
Tax Returns.........................................................  4.10(b)(i)
Voting Agreement....................................................   Preamble

                         AGREEMENT AND PLAN OF MERGER

  AGREEMENT AND PLAN OF MERGER, dated as of October 30, 1995 (this "Agreement"), by and among SoftKey International Inc., a Delaware corporation ("Parent"), SchoolCo Inc., a Minnesota corporation and a wholly owned subsidiary of Parent ("Sub"), and Minnesota Educational Computing Corporation
(MECC), a Minnesota corporation (the "Company").

  WHEREAS, the Boards of Directors of Parent and Sub and the Company deem it advisable and in the best interests of their respective stockholders that Parent acquire the Company pursuant to the terms and conditions of this Agreement, and, in furtherance of such acquisition, such Boards of Directors (and Parent as the sole stockholder of Sub) have approved this Agreement and the merger of Sub with and into the Company in accordance with the terms of this Agreement and, in the case of Parent, the General Corporation Law of the State of Delaware (the "DGCL") and, in the case of Sub and the Company, the Minnesota Business Corporation Act (the "MBCA"); and

  WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to Parent's willingness to enter into this Agreement, a holder of shares of the Common Stock, par value $.01 per share (the "Company Common Stock"), of the Company, is entering into an agreement with Parent in the form attached hereto as Exhibit A (the "Voting Agreement") to vote certain shares of Company Common Stock according to the terms set forth in the Voting Agreement; and

  WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  The Merger

  Section 1.1 The Merger. In accordance with the provisions of this Agreement and the MBCA, at the Effective Time (as defined in Section 1.2), Sub shall be merged with and into the Company (the "Merger"), the separate existence of Sub shall thereupon cease, and the Company shall be the surviving corporation in the Merger (sometimes hereinafter called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Minnesota. The Merger shall have the effects set forth in Section 302A.641 of the MBCA. At Parent's option, the Merger may be structured so that (i) any direct subsidiary of Parent other than Sub is merged with and into the Company or (ii) the Company is merged with and into Parent or any direct subsidiary of Parent. In the event of such an election by Parent, the parties hereto agree to execute an appropriate amendment to this Agreement in order to reflect such election.

  Section 1.2 Effective Time of the Merger. The Merger shall become effective at the time of filing of properly executed Articles of Merger in the form required by and executed in accordance with the provisions of Section 302A.615 of the MBCA. The parties hereto shall cause such filing to be made as soon as practicable after the Closing (as defined in Section 1.3). When used in this Agreement, the term "Effective Time" shall mean the date and time at which the Merger shall become effective.

  Section 1.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom, One Beacon Street, Boston, Massachusetts, at 10:00 a.m., local time, on the day on which all of the conditions set forth in
Article VIII are satisfied or waived or on such other date and at such other time and place as Parent and the Company shall agree (such date, the "Closing Date").

                                  ARTICLE II

                           The Surviving Corporation

  Section 2.1 Articles of Incorporation. The Articles of Incorporation of Sub in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until amended in accordance with applicable law, except that the name of the Surviving Corporation shall be "Minnesota Educational Computing Corporation (MECC)."

  Section 2.2 By-Laws. The By-Laws of Sub as in effect at the Effective Time shall be the By-Laws of the Surviving Corporation until amended in accordance with applicable law.

  Section 2.3 Directors and Officers of Surviving Corporation.

  (a) The directors of Sub at the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation or By-Laws of the Surviving Corporation or as otherwise provided by law.

  (b) The officers of the Company at the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation or By-Laws of the Surviving Corporation or as otherwise provided by law.

                                  ARTICLE III

                             Conversion of Shares

  Section 3.1 Exchange Ratio. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

    (a) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares to be cancelled in accordance with Section 3.1(b) and (ii) shares as to which dissenters rights shall have been duly demanded pursuant to Sections 302A.471 and 302A.473 of the MBCA ("Dissenting Shares")) shall be converted into the right to receive a number of shares of Common Stock, par value $.01 per share (the "Parent Common Stock"), of Parent, equal to the result obtained by dividing $40 by the volume weighted average of the closing prices for the Parent Common Stock on the Nasdaq National Market ("NNM") for the twenty full trading days ending on the third full trading day prior to the Effective Time (the "Exchange Ratio"), payable upon the surrender of the certificate formerly representing such share of Company Common Stock in accordance with Section 3.2 hereof; provided, however, that in no event shall the Exchange Ratio be greater than 1.14286 or less than .88889;

    (b) All shares of Company Common Stock that, in either case, are (i) held by the Company as treasury shares or (ii) owned by Parent or any wholly-owned Subsidiary of Parent, shall be cancelled and retired and cease to exist, and no securities of Parent or other consideration shall be delivered in exchange therefor. As used in this Agreement, the term "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (x) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (y) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party and/or one or more of its Subsidiaries.

    (c) The share of Common Stock, no par value per share ("Sub Common Stock"), of Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Surviving Corporation.

    (d) Each outstanding option to purchase Company Common Stock (each, a "Company Stock Option") shall be assumed by Parent as more specifically provided in Section 7.8.

    (e) The holders of Dissenting Shares, if any, shall be entitled to payment by the Surviving Corporation (or at the election of Parent, by Parent or an affiliate of Parent) of the fair value of such shares in cash to the extent permitted by and in accordance with the provisions of Sections 302A.471 and 302A.473 of the MBCA; provided, however, that (i) if any holder of Dissenting Shares shall deliver a written withdrawal of such holder's demand for fair value of such shares, or (ii) if any holder fails to establish such holder's entitlement to rights to payment as provided in such Section 302A.473, such holder or holders (as the case may be) shall forfeit such right to payment for such shares and such shares shall thereupon be deemed to have been converted into the right to receive shares of Parent Common Stock pursuant to Section 3.1(a) as of the Effective Time. Unless Parent shall have made the election referred to in the first sentence of this Section 3.2(e), the Surviving Corporation shall be solely responsible for, and shall pay out of its own funds, any amounts which become due and payable to holders of Dissenting Shares, and such amounts shall not be paid directly or indirectly by Parent. The Company shall notify Parent of each demand for dissenters' rights under the MBCA promptly after such demand is received by the Company.

  Section 3.2 Exchange of Company Common Stock; Procedures.

  (a) Prior to the Closing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as Exchange Agent hereunder (the "Exchange Agent"). As soon as practicable after the Effective Time, Parent shall deposit with or for the account of the Exchange Agent stock certificates representing the number of shares of Parent Common Stock issuable pursuant to Section 3.1 in exchange for outstanding shares of Company Common Stock, which shares of Parent Common Stock shall be deemed to have been issued at the Effective Time.

  (b) As soon as practicable after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates") that were converted pursuant to Section 3.1 into the right to receive shares of Parent Common Stock (i) a form of letter of transmittal specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and (ii) instructions for use in surrendering such Certificates in exchange for certificates representing shares of Parent Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to the provisions of this Article III, (y) cash in lieu of any fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 3.4, after giving effect to any required tax withholdings, and the Certificate so surrendered shall forthwith be cancelled and (z) any dividends or distributions to which such holder may be entitled pursuant to
Section 3.3. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a certificate representing the proper number of shares of Parent Common Stock may be issued to a transferee if the Certificate representing such Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer, and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this
Section 3.2(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender a certificate representing shares of Parent Common Stock, cash in lieu of any fractional shares of Parent Common Stock and any dividends or distributions, which may be payable pursuant to Section 3.3 hereof.

  Section 3.3 Dividends; Escheat. No dividends or distributions that are declared on shares of Parent Common Stock will be paid to persons entitled to receive certificates representing shares of Parent Common

Stock until such persons surrender their Certificates. Upon such surrender, there shall be paid to the person in whose name the certificates representing such shares of Parent Common Stock shall be issued, any dividends or distributions with respect to such shares of Parent Common Stock which have a record date on or after the Effective Time and shall have become payable between the Effective Time and the time of such surrender. In no event shall the person entitled to receive such dividends or distributions be entitled to receive interest thereon. Promptly following the date which is six months after the Effective Time, the Exchange Agent shall deliver to the Surviving Corporation all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and any holders of Company Common Stock who have not theretofore complied with this Article III shall look thereafter only to the Surviving Corporation for the shares of Parent Common Stock, any dividends or distributions thereon, and any cash in lieu of fractional shares thereof to which they are entitled pursuant to this
Article III. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of Company Common Stock for any shares of Parent Common Stock, any dividends or distributions thereon or any cash in lieu of fractional shares thereof delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

  Section 3.4 No Fractional Securities. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder. In lieu of any such fractional securities, each holder of Company Common Stock who would otherwise have been entitled to a fraction of a share of Parent Common Stock upon surrender of such holder's Certificates will be entitled to receive a cash payment (without interest) determined by multiplying (i) the fractional interest to which such holder would otherwise be entitled (after taking into account all shares of Company Common Stock then held of record by such holder) and (ii) the average of the per share closing prices for Parent Common Stock on the NNM for the five trading days immediately preceding the Effective Time.

  Section 3.5 Closing of Company Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Common Stock shall thereafter be made. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided in this Article III.

  Section 3.6 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of Sub or the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of Sub and the Company or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in such names and on such behalves or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the purposes of this Agreement.

                                  ARTICLE IV

                 Representations and Warranties of the Company

  The Company represents and warrants to Parent and Sub as follows:

  Section 4.1 Corporate Organization; Related Entities.

  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the corporate power and authority to own or lease its properties and to carry on its business as it is presently being conducted. Schedule 4.1(a) lists, and the Company is duly qualified or licensed as a foreign corporation to do business and is in good standing in, every jurisdiction where the character of the Company's properties (owned or leased) or the nature of its activities makes such qualification or licensure necessary, except for failures, if any, to be so qualified or licensed which would not in the aggregate have a Company Material Adverse Effect (as hereinafter defined).

  (b) Except as set forth on Schedule 4.1(b), the Company does not own, directly or indirectly, any capital stock of any corporation or have any direct or indirect equity or ownership interest of any kind in any business, joint venture, partnership or other entity.

  (c) The copies of the Articles of Incorporation and By-Laws of the Company heretofore delivered to Parent are complete and correct copies of such instruments as presently in effect.

  (d) As used in this Agreement, any reference to any event, change or effect having a "Company Material Adverse Effect" shall mean that such event, change or effect is, individually or in the aggregate, materially adverse to the business, operations, prospects, properties, assets (including intangible assets), liabilities (including contingent liabilities), condition (financial or other) or results of operations of the Company or to the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement.

  Section 4.2 Capitalization.

  (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock, 8,023,080 of which are issued and outstanding; 1,000,000 shares of Series A redeemable preferred shares, par value $5.00 per share, none of which are issued or outstanding; and 9,000,000 undesignated preferred shares, par value $5.00 per share, none of which are issued or outstanding. As of the date of this Agreement, 1,365,002 shares of Company Common Stock are reserved for issuance pursuant to the Company Stock Options and all other employee benefit plans of the Company. All of the issued and outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable.

  (b) Except as disclosed in this Section 4.2 or on Schedule 4.2(b), (i) there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement or arrangement of any kind to purchase or otherwise to receive from the Company any of the outstanding authorized but unissued or treasury shares of the capital stock or any other security of the Company, (ii) there is no outstanding security of any kind convertible into or exchangeable for such capital stock, and (iii) there is no voting trust or other agreement or understanding to which the Company is a party or is bound with respect to the voting of the capital stock of the Company.

  (c) Except as set forth on Schedule 4.2(c), none of the awards, grants or other agreements pursuant to which Company Stock Options were issued have provisions which accelerate the vesting or right to exercise such options upon the execution of this Agreement (including the documents attached as Exhibits hereto), the consummation of the transactions contemplated hereby (or thereby) or any other "change of control" or similar events.

  Section 4.3 Authority Relative to This Agreement. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated on its part hereby have been duly authorized by the Company's Board of Directors and, except for the approval of its stockholders to be sought at the stockholders meeting contemplated by
Section 7.4(a) with respect to this Agreement, no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or for the Company to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

  Section 4.4 Consents and Approvals; No Violations. Neither the execution, delivery and performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will (i) conflict with or result in any breach of any provisions of the charter, by-laws or other organizational documents of the Company, (ii) require a filing with, or a permit, authorization, consent or approval of, any federal, state, local or foreign court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or administrative agency or commission (a "Governmental Entity"), except in connection with or in order to comply with the applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), for the filing of a registration statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act") with respect to Parent Common Stock to be offered to the Company stockholders, the filing of the Proxy Statement-Prospectus under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), filings or approvals required under state securities or "blue sky" laws, the By-Laws of the National Association of Securities Dealers (the "NASD") and the filing and recordation of Articles of Merger as required by the MBCA, (iii) except as set forth on Schedule 4.4 hereto, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any mortgage, pledge, security interest, encumbrance, lien, claim or charge of any kind or right of others of whatever nature ("Liens"), on any property or asset of the Company pursuant to, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation (each, a "Contract") to which the Company is a party or by which it or any of its properties or assets may be bound or (iv) violate any law, order, writ, injunction, decree, statute, rule or regulation of any Governmental Entity applicable to the Company or any of its properties or assets, except, in the case of clauses (ii), (iii) and (iv), where failures to make such filing or obtain such authorization, consent or approval would not have, or where such violations, breaches or defaults or Liens would not have, in the aggregate, a Company Material Adverse Effect.

  Section 4.5 Reports and Financial Statements. The Company has timely filed all reports required to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act or the Securities Act since March 31, 1994 (collectively, the "Company SEC Reports"), and has previously made available to Parent true and complete copies of all such Company SEC Reports. Such Company SEC Reports, as of their respective dates, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and none of such Company SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Reports have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied throughout the periods indicated (except as otherwise noted therein or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of unaudited statements, to normal recurring year-end adjustments and any other adjustments described therein) the financial position of the Company as at the dates thereof and the results of operations and cash flows of the Company for the periods then ended. Since March 31, 1994, there has been no change in any of the significant accounting (including tax accounting) policies, practices or procedures of the Company.

  Section 4.6 Absence of Certain Changes or Events. Except as set forth on
Schedule 4.6 or in the Company SEC Reports filed as of the date of this Agreement, since March 31, 1995, (i) the Company has not conducted its business and operations other than in the ordinary course of business and consistent with past practices or taken any actions that, if it had been in effect, would have violated or been inconsistent with the provisions of
Section 6.1 and (ii) there has not been any fact, event, circumstance or change affecting or relating to the Company which has had or is reasonably likely to have a Company Material Adverse Effect. Except as set forth on
Schedule 4.6 or as would not represent a Company Material Adverse Effect, the transactions contemplated by this Agreement will not constitute a change of control under or require the consent from or the giving of notice to a third party pursuant to the terms, conditions or provisions of any Contract to which the Company is a party.

  Section 4.7 Litigation. Except as disclosed on Schedule 4.7 and except for litigation disclosed in the notes to the financial statements included in the Company's Annual Report to Stockholders for the fiscal year ended March 31, 1995 or in the Company SEC Reports filed subsequent thereto, as of the date hereof, there is no suit, action, proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or with respect to which the Company could be required to provide indemnification or to otherwise contribute to liabilities or damages relating thereto, the outcome of which could reasonably be expected to have a Company Material Adverse Effect; nor is there any judgment, decree, injunction, rule or order of any Governmental Entity outstanding against the Company having, or which, insofar as can reasonably be foreseen, in the future may have a Company Material Adverse Effect.

  Section 4.8 Absence of Undisclosed Liabilities. Except for liabilities or obligations which are accrued or reserved against in the Company's financial statements (or reflected in the notes thereto) included in the Company SEC Reports or which were incurred after June 30, 1995 in the ordinary course of business and consistent with past practice, and except as set forth on
Schedule 4.8, the Company has no liabilities or obligations (whether absolute, accrued, contingent or otherwise) of a nature required by GAAP to be reflected in a balance sheet (or reflected in the notes thereto) or which could reasonably be expected to have a Company Material Adverse Effect.

  Section 4.9 No Default. Except as set forth in Schedule 4.9, the Company is not in breach or violation of, or in default under (and no event has occurred which with notice or lapse of time or both would constitute such a breach, violation or default), any term, condition or provision of (a) the Company's Articles of Incorporation or By-Laws, or (b) (x) any order, writ, decree, statute, rule or regulation of any Governmental Entity applicable to the Company or any of its properties or assets or (y) any Contract to which the Company is a party or by which the Company or any of its properties or assets may be bound, except in the case of this clause (b), which breaches, violations or defaults, individually or in the aggregate, would not have a Company Material Adverse Effect. The Company has, and is in compliance with, all licenses, permits, variances, exemptions, orders, approvals and other authorizations of all Governmental Entities as are necessary in order to enable it to own its business and conduct its business as currently conducted and as currently proposed to be conducted by the Company and to enter into the transactions contemplated hereby, the lack of which, under applicable law, rule or regulation, (x) would render legally impermissible the transactions contemplated hereby or (y) could reasonably be expected to result in the material impairment of the continued use or exercise by the Company after the date hereof of any material right used or exercised (or reasonably expected to be used or exercised) by the Company, in the conduct of the Company's business as currently conducted and as currently proposed to be conducted by the Company or (z) could reasonably be expected to have a Company Material Adverse Effect.

  Section 4.10 Taxes.

  (a) The Company has heretofore delivered or will make available to Parent true, correct and complete copies of the federal, state, local and foreign income, franchise sales and other Tax Returns (as hereinafter defined) filed by the Company for the period from January 3, 1991 to March 31, 1991, and for each of the Company's years ended March 31, 1992, 1993 and 1994, inclusive.

  (b) Except as disclosed in Schedule 4.10(b):

    (i) All returns, declarations, reports, estimates, statements, schedules or other information or document with respect to Taxes (as hereinafter defined) (collectively, "Tax Returns") required to be filed by the Company have been timely filed (giving effect to extensions granted with respect thereto), and all such Tax Returns are true, correct and complete. The Company is not required to file any state Tax Returns other than in the State of Minnesota.

    (ii) The Company has timely paid all Taxes due or claimed to be due from it by any federal, state, local, foreign or other taxing authority.

    (iii) There are no liens for Taxes upon the assets of the Company except Liens for Taxes not yet due and payable.

    (iv) No Tax Returns of the Company have been examined by the Internal Revenue Service (the "Service"). No deficiency for any Taxes has been proposed, asserted or assessed against the Company which has not been resolved and paid in full. There are no outstanding waivers, extensions or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns that have been given by the Company (including the time for filing of Tax Returns or paying Taxes).

    (v) The Company has not made any change in accounting methods, received a ruling from any taxing authority or signed an agreement with any taxing authority which could reasonably be expected to have a Company Material Adverse Effect.

    (vi) The Company has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign laws) and has, within the time and the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over under applicable laws.

    (vii) Other than as set forth in Schedule 4.10(b)(vii), no audit or other proceeding by any federal, state, local or foreign court, governmental, regulatory, administrative or similar authority is presently pending with respect to any Taxes or Tax Return of the Company, and the Company has not received a written notice of any pending audits or proceedings. Schedule 4.10(b)(vii) shall set forth the nature of any such audit or proceeding, the type of Tax Return, any deficiencies proposed, asserted or assessed and the amount thereof and the tax year in question.

    (viii) The Company is not a party to, is bound by or has any obligation under, any Tax sharing, allocation or indemnity agreement or similar contract or arrangement.

    (ix) There are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against the Company.

    (x) No power of attorney granted by the Company with respect to any Taxes is currently in force.

    (xi) The Company has not, with regard to any assets or property held, acquired or to be acquired by any of them, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company.

    (xii) The Company has identified for Parent all agreements, contracts and arrangements with the Company, and has provided to Parent all such information as of the date hereof concerning the Company and its employees as may be necessary to enable Parent to determine the amount, if any, of any "excess parachute payment" within the meaning of Section 280G of the Code that could result solely from the transactions contemplated by this Agreement.

    (xiii) The Company is not and has not been during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code a "United States real property holding company" (as defined in Section 897(c)(2) of the Code).

    (xiv) The Company has not participated in, or cooperated with, an "international boycott" within the meaning of Section 999 of the Code.

    (xv) The charges, accruals and reserves for Taxes reflected on the books of the Company are adequate under GAAP to cover the Tax liabilities accruing or payable by the Company in respect of periods prior to the date hereof.

    (xvi) The Company is not subject to any joint venture, partnership or other arrangement or contract that is treated as a partnership for U.S. federal income tax purposes.

    (xvii) The Company is not subject to liability for Taxes of any other person (other than with respect to the Company), including, without limitation, liability arising from the application of U.S. Treasury Regulation (S)1.1502-6 or any analogous provision of Tax law.

    (xviii) The shares of Company Common Stock are of "a class of stock that is regularly traded on an established securities market" within the meaning of Section 1445(b)(6) of the Code.

  (c) For purposes of this Agreement, "Taxes" (including, with correlative meaning, the term "Tax") shall include all taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, service, service use, ad valorem, transfer, franchise, profits, license, withholding, social security, payroll, employment, excise, estimated, severance, stamp, recording, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, whether computed on a separate consolidated, unitary, combined or other basis, together with any interest, fines, penalties, additions to tax or other additional amounts imposed thereon or with respect thereto imposed by any taxing authority (domestic or foreign).

  Section 4.11 Intellectual Property. The Company owns, licenses or otherwise has such rights to use, sell, license or dispose of all industrial and intellectual property rights, including without limitation all patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright registrations, computer programs, content and other computer software (including CD-ROMs), source code and object code for the software programs already published, currently being published, or proposed to be published by the Company, technology, know-how, trade secrets, proprietary processes and formulae (collectively, "Intellectual Property") as are material to the conduct of the business of the Company as currently conducted. Set forth on Schedule 4.11 is a true and complete listing of (i) all titles currently marketed by the Company, whether owned by the Company or licensed from others, indicating which are owned by the Company and, for any that are licensed from others, the identity of the licensor, (ii) all of the Company's registered trademarks and pending applications for trademark registrations, (iii) trademarks that are used in conjunction with the titles currently marketed by the Company and are licensed from third parties, indicating the identity of the licensor, and (iv) the Company's registered copyrights and pending applications for copyright registration. The rights of the Company to all such Intellectual Property are in full force. Except as set forth on Schedule 4.11:

    (a) the Company has the rights to bring actions for the infringement of its rights to the Intellectual Property necessary to protect such rights in the Intellectual Property, with such exceptions as could not reasonably be expected to have in the aggregate a Company Material Adverse Effect;
  Schedule 4.11(a) sets forth a list, for the period from April 1, 1995 through September 30, 1995, of the twenty-one titles the distribution of which generated for the Company the highest net revenue during such period, such twenty-one titles accounting for at least 65% of the net revenue generated from distribution of titles during such period, indicating the net revenue generated during such period attributable to each of such titles, and the aggregate amount of all ongoing, periodic royalties, honoraria, fees or other payments paid by the Company during such period for each such title to any individual, corporation, partnership, joint venture, association, organization or other entity by reason of ownership, use, licensure, sale or disposition of any Intellectual Property contained in or relating to the use, sale or license of such title; and the consummation of the transactions contemplated hereby will not (i) give rise to any right of termination, amendment, renegotiation, cancellation or acceleration with respect to any license or other agreement to use, sell, license or dispose of such Intellectual Property which could reasonably be expected to have in the aggregate a Company Material Adverse Effect or (ii) in any way impair any currently existing right of the Company to use, sell, license or dispose of or to bring any action for the infringement of any of the rights of the Company to the Intellectual Property or any portion thereof;

    (b) none of the former or present employees, officers or directors of the Company holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property owned by the Company; the Company does not license from any present or, to the Company's knowledge, former employees, officers or directors of the Company any Intellectual Property which is necessary for the business of the Company as presently conducted; the Company is not a party to any employment contract, patent disclosure agreement or any other contract or agreement with any employee of the Company relating to any Intellectual Property;

    (c) each license and other agreement with respect to the use of any Intellectual Property currently used in the Company's business is a valid, legally binding obligation of the Company and, to the best knowledge of the Company, all other parties thereto, enforceable in accordance with its terms, with such exceptions as could not reasonably be expected to have in the aggregate a Company Material Adverse Effect and except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally, and the Company is not in breach, violation or default thereof (and no event has occurred which with the giving of notice or the passage of time or both would constitute such a breach, violation or default or give rise to any right of termination, amendment, renegotiation, cancellation or acceleration under any such license or agreement), and the Company has no reason to believe that any other party to any such license or other agreement is in breach, violation or default thereof, other than, in each case, such breaches, violations and defaults as could not reasonably be expected to have in the aggregate a Company Material Adverse Effect;

    (d) the manufacture, marketing, use, sale, licensure or disposition of any Intellectual Property in the manner currently used, sold, licensed or disposed of by the Company or in the manner currently proposed to be used, sold, licensed or disposed of by the Company does not and will not violate any license or agreement between the Company and any third party or to the knowledge of the Company based on representations and warranties from third parties from whom Intellectual Property is licensed by the Company, infringe on the rights of any person, nor has such an infringement been alleged within three years preceding the date of this Agreement (other than such as have been resolved); there is no pending or threatened claim or litigation challenging or questioning the validity, ownership or right to use, sell, license or dispose of any Intellectual Property in the manner in which currently used, sold, licensed or disposed of by the Company, nor is there a valid basis for any such claim or litigation, nor has the Company received any notice asserting that the proposed use, sale, license or disposition by the Company of any of the Intellectual Property of the Company conflicts or will conflict with the rights of any other party, nor is there a valid basis for any such assertion in each case, with such exceptions as could not reasonably be expected in the aggregate to have a Company Material Adverse Effect; and the Company has not asserted any claim of infringement, misappropriation or misuse within the past three years.

  Section 4.12 Stockholder Rights Plan. The Company has not proposed, adopted, approved or implemented any stockholder rights plan, or authorized the issuance of any similar dividend or the distribution of any securities to its stockholders, or entered into any agreement with respect to the foregoing (any such plan, authorization, dividend, distribution or agreement being referred to herein as a "Stockholder Rights Plan"), which could have the effect of restricting, prohibiting, impeding or otherwise affecting the consummation of the transactions contemplated by this Agreement or the Voting Agreement, in each case by the respective parties thereto.

  Section 4.13 Information in Disclosure Documents and Registration
Statement. None of the information to be supplied by the Company for inclusion in (i) the Registration Statement to be filed with the SEC by Parent on Form S-4 under the Securities Act for the purpose of registering the shares of Parent Common Stock to be issued in connection with the Merger (the "Registration Statement") or (ii) the joint proxy statement-prospectus to be distributed in connection with Parent's and the Company's meetings of stockholders to vote upon this Agreement (the "Proxy Statement-Prospectus") will, in the case of the Registration Statement, at the time it becomes effective and at the Effective Time, or, in the case of the Proxy Statement-Prospectus or any amendments thereof or supplements thereto, at the time of the mailing of the Proxy Statement-Prospectus and any amendments or supplements thereto, and at the time of the meeting of stockholders of the Company to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement-Prospectus will comply as to form in all material respects with the applicable provisions of the Exchange Act, and the rules and regulations promulgated thereunder, except that no representation is made by the Company with respect to statements made therein based on information supplied by Parent or its representatives for inclusion in the Proxy Statement- Prospectus or with respect to information concerning Parent or any of the Parent Subsidiaries incorporated by reference in the Proxy Statement-Prospectus.

  Section 4.14 Employee Benefit Plans; ERISA.

  (a) Schedule 4.14 hereto sets forth a true and complete list of each employee benefit plan, arrangement or agreement that is maintained, or was maintained or contributed to at any time during the six (6) calendar years preceding the date of this Agreement (the "Company Plans"), by the Company or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), which together with the Company would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Neither the Company nor any ERISA Affiliate has any formal plan or commitment to create any additional plan or modify any existing Company Plan.

  (b) Each of the Company Plans that is subject to ERISA is in compliance with ERISA in all material respects; each of the Company Plans intended to be "qualified" within the meaning of Section 401(a) of the Code is so qualified, no event has occurred which may affect such qualification and the trusts maintained thereunder are exempt from taxation under Section 501(a) of the Code; no Company Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code; neither the Company nor an ERISA Affiliate has incurred, directly or indirectly, any material liability (including any material contingent liability) to or on account of a Company Plan pursuant to Title IV of ERISA; no proceedings have been instituted to terminate any Company Plan that is subject to Title IV of ERISA; no "reportable event," as such term is defined in Section 4043(b) of ERISA, has occurred with respect to any Company Plan; and no condition exists that presents a material risk to the Company or an ERISA Affiliate of incurring a liability to or on account of a Company Plan pursuant to Title IV of ERISA.

  (c) The current value of the assets of each of the Company Plans that are subject to Title IV of ERISA, based upon the actuarial assumptions (to the extent reasonable) presently used by the Company Plans, exceeds the present value of the accrued benefits under each such Company Plan; no Company Plan is a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) and no Company Plan is a multiple employer plan as defined in Section 413 of the Code; and all contributions or other amounts payable by the Company as of the Effective Time with respect to each Company Plan in respect of current or prior plan years have been either paid or accrued on the balance sheet of the Company. There are no pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Company Plans or any trusts related thereto.

  (d) Neither the Company nor any ERISA Affiliate, nor any Company Plan, nor any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction in connection with which the Company or any ERISA Affiliate, any Company Plan, any such trust, or any trustee or administrator thereof, or any party dealing with any Company Plan or any such trust could be subject to either a material civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a material tax imposed pursuant to Section 4975 or 4976 of the Code. No amounts payable under the Company Plans will, individually or in the aggregate, fail to be deductible for federal income tax purposes by virtue of Section 280G of the Code. No Company Plan provides death or medical benefits (whether or not insured), with respect to current or former employees of the Company or any ERISA Affiliate beyond their retirement or other termination of service other than (i) coverage mandated by applicable law or
(ii) death benefits under any "employee pension plan," as that term is defined in section 3(2) of ERISA. The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of the Company or any ERISA Affiliate to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

  Section 4.15 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Merger. The Board of Directors of the Company (at a meeting duly called and held) has unanimously (i) approved this Agreement,
(ii) determined that the transactions contemplated hereby are in the best interests of the holders of Company Common Stock and (iii) determined to recommend this Agreement, the Merger and the other transactions contemplated hereby to such holders for approval and adoption.

  Section 4.16 Opinion of Financial Advisor. The Company has received the opinion of Allen & Company Incorporated ("Allen & Company"), dated October 30, 1995, substantially to the effect that the consideration to be received in the Merger by the holders of Company Common Stock is fair to such holders from a financial point of view, a copy of which opinion has been delivered to Parent.

  Section 4.17 MBCA Sections 302A.671 and 302A.673. Prior to the date hereof, the full Board of Directors of the Company has approved this Agreement and, assuming that Parent is not, and prior to the Effective Time will not be, the "beneficial owner" (as such term is defined in Section 302A.011 of the MBCA) of any shares of Company Common Stock other than pursuant to the Voting Agreement, the Merger and the other transactions contemplated hereby will not be subject to the provisions of Section 302A.671 or Section 302A.673 of the MBCA.

  Section 4.18 Affiliate Transactions. Except as disclosed in the Company SEC Reports, there are no material Contracts or other transactions between the Company, on the one hand, and any (i) officer or director of the Company, (ii) record or beneficial owner of five percent or more of the voting securities of the Company or (iii) affiliate (as such term is defined in Regulation 12b-2 promulgated under the Exchange Act) of any such officer, director or beneficial owner, on the other hand.

  Section 4.19 Brokers. Except for its financial advisor, Allen & Company, no broker, finder or financial advisor is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

                                   ARTICLE V

                   Representations and Warranties of Parent

  Parent represents and warrants to the Company as follows:

  Section 5.1 Organization. (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or presently proposed to be conducted. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities make such qualification necessary, except where the failure to be so qualified will not have a Parent Material Adverse Effect (as hereinafter defined). Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. Sub has not engaged in any business (other than in connection with this Agreement and the transactions contemplated hereby) since the date of its incorporation.

  (b) Schedule 5.1(b) lists all of the Subsidiaries of Parent which would be required to be set forth as an exhibit to Parent's Annual Report on Form 10-K pursuant to the rules and regulations under the Exchange Act (the "Parent Subsidiaries"). Each of the Parent Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation and has the corporate power and authority to own or lease its properties and to carry on its business as it is presently being conducted, except for failures, if any, to be so organized, validly existing or in good standing or to have such corporate power and authority which would not in the aggregate have a Parent Material Adverse Effect.

  (c) The copies of the Certificate of Incorporation and By-Laws of Parent heretofore delivered to the Company are complete and correct copies of such instruments as presently in effect.

  (d) As used in this Agreement, any reference to any event, change or effect having a "Parent Material Adverse Effect" shall mean that such event, change or effect is, individually or in the aggregate, materially adverse to the business, operations, prospects, properties, assets (including intangible assets), liabilities (including contingent liabilities), condition (financial or other) or results of operations of the Parent and the Parent Subsidiaries taken as a whole or to the ability of Parent to consummate the Merger and the other transactions contemplated by this Agreement.

  Section 5.2 Capitalization.

  (a) As of the date of this Agreement, the authorized capital stock of Parent consists of 60,000,000 shares of Parent Common Stock, of which 25,152,779 shares are issued and outstanding; 5,000,000 shares of Preferred Stock, par value $.01 per share, none of which are issued and outstanding and one share of special voting stock, par value $1.00 per share (the "Special Voting Share") which is issued and outstanding. The Special Voting Share entitles the holder thereof, a Parent Subsidiary, to vote, together with the holders of Parent Common Stock, on all matters submitted for the vote of the holders of Parent Common Stock. The number of votes represented by the Special Voting Share is equal to the number of shares of such Parent Subsidiary outstanding which are exchangeable into shares of Parent Common Stock. As of the date of this Agreement, options to acquire 3,317,331 shares of Parent Common Stock (the "Parent Stock Options") are outstanding under all stock option plans of Parent; 4,128,719 shares of Parent Common Stock are reserved for issuance pursuant to the Parent Stock Options and all other employee benefit plans of Parent and Parent Common Stock warrants; 1,641,082 shares of Parent Common Stock are reserved for issuance related to shares of capital stock of a Parent Subsidiary exchangeable into shares of Parent Common Stock; and 7,594,340 shares of Parent Common Stock are reserved for issuance in exchange for Parent's 5 1/2% Senior Convertible Notes due 2000. All of the shares of Parent Common Stock issuable in exchange for shares of Company Common Stock at the Effective Time in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and nonassessable.

  (b) The authorized capital stock of Sub consists of one share of Sub Common Stock, which share, as of the date hereof, is issued and outstanding, owned by Parent and is validly issued, fully paid and nonassessable.

  (c) Except as disclosed in this Section 5.2 or in the Parent SEC Reports (as hereinafter defined), (i) there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement or arrangement of any kind to purchase or otherwise to receive from Parent or Sub any of the outstanding authorized but unissued or treasury shares of the capital stock or any other security of Parent or Sub, (ii) there is no outstanding security of any kind convertible into or exchangeable for such capital stock, and (iii) other than the Voting and Exchange Trust Agreement dated as of February 4, 1994 among Parent, SoftKey Software Products Inc. and the R-M Trust Company with respect to the Special Voting Share, there is no voting trust or other agreement or understanding to which Parent or Sub is a party or is bound with respect to the voting of the capital stock of Parent or Sub.

  (d) Except for qualifying shares required by certain foreign jurisdictions, all of the issued and outstanding capital stock of each of the Parent Subsidiaries has been validly issued, is fully paid and nonassessable and is owned of record and beneficially, directly or indirectly, by Parent, free of any Liens, preemptive rights or other restrictions with respect thereto.

  Section 5.3 Authority Relative to This Agreement. Each of Parent and Sub has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of Parent and Sub and the consummation by Parent and Sub of the transactions contemplated on their part hereby have been duly authorized by their respective Boards of Directors, and by Parent as the sole stockholder of Sub, and, except for the approval of Parent's stockholders (including the votes represented by the Special Voting Share) to be sought at the stockholders' meeting contemplated by Section 7.4(b), no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement or for Parent and Sub to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and

Sub and constitutes a valid and binding agreement of each of Parent and Sub, enforceable against Parent and Sub in accordance with its terms.

  Section 5.4 Consents and Approvals; No Violations. Neither the execution, delivery and performance of this Agreement by Parent or Sub, nor the consummation by Parent or Sub of the transactions contemplated hereby will (i) conflict with or result in any breach of any provisions of (x) the Certificate of Incorporation or By-Laws of Parent or of Sub or (y) the organizational documents of the Parent Subsidiaries, (ii) require a filing with, or a permit, authorization, consent or approval of, any Governmental Entity except in connection with or in order to comply with the applicable provisions of the HSR Act, the filing of the Proxy Statement-Prospectus under the Exchange Act, filings or approvals required under state or foreign laws relating to takeovers, if applicable, state securities or "blue sky" laws, the By-Laws of the NASD, and the filing and recordation of Articles of Merger as required by the MBCA, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of a Lien on any property or asset of Parent or any Parent Subsidiaries pursuant to, any of the terms, conditions or provisions of any material Contract to which Parent or Sub or any other Parent Subsidiary is a party or by which any of them or any of their properties or assets may be bound or (iv) violate any law, order, writ, injunction, decree, statute, rule or regulation of any Governmental Entity applicable to Parent, Sub or any other Parent Subsidiary or any of their properties or assets, except, in the case of clauses (ii), (iii) and (iv), where the failure to make such filing or obtain such authorization, consent or approval would not have, or where such violations, breaches or defaults or Liens would not have, in any such case, a Parent Material Adverse Effect.

  Section 5.5 Reports and Financial Statements. Parent has timely filed all reports required to be filed with the SEC pursuant to the Exchange Act or the Securities Act since January 1, 1994 (collectively, the "Parent SEC Reports"), and has previously made available to the Company true and complete copies of all such Parent SEC Reports. Such Parent SEC Reports, as of their respective dates, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and none of such SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the Parent SEC Reports have been prepared in accordance with GAAP consistently applied throughout the periods indicated (except as otherwise noted therein or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of unaudited statements, to normal, recurring year-end adjustments and any other adjustments described therein) the consolidated financial position of Parent and its consolidated Subsidiaries as at the dates thereof and the consolidated results of operations and cash flows of Parent and its consolidated Subsidiaries for the periods then ended. Since January 1, 1994, there has been no change in any of the significant accounting (including tax accounting) policies, practices or procedures of the Parent or any of its consolidated Subsidiaries.

  Section 5.6 Absence of Certain Changes or Events; Material
Agreements. Except as set forth in the Parent SEC Reports filed as of the date of this Agreement, since December 31, 1994, (i) neither Parent nor the Parent Subsidiaries has conducted its business and operations other than in the ordinary course of business and consistent with past practices (except for the discontinuation of operations in certain Subsidiaries acquired by Parent) and
(ii) there has not been any fact, event, circumstance or change affecting or relating to Parent and the Parent Subsidiaries which has had or is reasonably likely to have a Parent Material Adverse Effect.

  Section 5.7 Absence of Undisclosed Liabilities. Except for liabilities or obligations which are accrued or reserved against in Parent's financial statements (or reflected in the notes thereto) included in the Parent SEC Reports filed as of the date of this Agreement or which were incurred after June 30, 1995 in the ordinary course of business and consistent with past practices, none of Parent and the Parent Subsidiaries has any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of a nature required by GAAP to be reflected in a consolidated balance sheet (or reflected in the notes thereto) or which could reasonably be expected to have a Parent Material Adverse Effect.

  Section 5.8 No Default. Neither Parent nor any Parent Subsidiary is in breach or violation, or in default under (and no event has occurred which with notice or the lapse of time or both would constitute such a breach, default or violation) of any term, condition or provision of (a) the Parent's Certificate of Incorporation or By-Laws, or (b) (x) any order, writ, decree, statute, rule or regulation of any Governmental Entity applicable to Parent or any Parent Subsidiary or any of their properties or assets or (y) any Contract to which the Parent or a Parent Subsidiary is a party or by which Parent or a Parent Subsidiary or any of their properties or assets may be bound except in the case of this clause (b), which breaches, violations or defaults, individually or in the aggregate, would not have a Parent Material Adverse Effect.

  Section 5.9 Information in Disclosure Documents and Registration
Statement. None of the information to be supplied by Parent or Sub for inclusion in (i) the Registration Statement or (ii) the Proxy Statement-Prospectus will in the case of the Registration Statement, at the time it becomes effective and at the Effective Time, or, in the case of the Proxy Statement-Prospectus or any amendments thereof or supplements thereto, at the time of the mailing of the Proxy Statement-Prospectus and any amendments or supplements thereto, and at the time of the meeting of stockholders of Parent to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement and the Proxy Statement-Prospectus will comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act, and the rules and regulations promulgated thereunder, except that no representation is made by Parent with respect to statements made therein based on information supplied by the Company or its representatives for inclusion in the Registration Statement or the Proxy Statement-Prospectus or with respect to information concerning the Company incorporated by reference in the Registration Statement or the Proxy Statement-Prospectus.

  Section 5.10 Vote Required. The affirmative vote of the holders of a majority of the shares of Parent Common Stock (including the votes represented by the Special Voting Share) present in person or represented by proxy at the stockholders meeting of Parent contemplated by Section 7.4(b) (provided that the shares so present or represented constitute a majority of the outstanding shares of Parent Common Stock) is the only vote of the holders of any class or series of Parent capital stock necessary to approve the issuance of shares of Parent Common Stock pursuant to the Merger. The affirmative vote of Parent, as the sole stockholder of all outstanding shares of Sub Common Stock, is the only vote of the holders of any class or series of Sub capital stock necessary to approve the Merger. The Board of Directors of Parent (at a meeting duly called and held) has unanimously (i) approved this Agreement, (ii) determined that the transactions contemplated hereby are fair to and in the best interests of Parent and the holders of Parent Common Stock, and (iii) determined to cause Parent, as the sole stockholder of Sub, to approve and adopt this Agreement. The Board of Directors of Sub (by unanimous written consent) has approved this Agreement.

  Section 5.11 Opinion of Financial Advisor. Parent has received the opinion of Bear, Stearns & Co. Inc. ("Bear Stearns"), dated October 30, 1995, substantially to the effect that the Merger is fair to the stockholders of Parent from a financial point of view, a copy of which opinion has been delivered to the Company.

                                  ARTICLE VI

                    Conduct of Business Pending the Merger

  Section 6.1 Conduct of Business by the Company Pending the Merger. Prior to the Effective Time, unless Parent shall otherwise agree in writing, or as set forth on Schedule 6.1 or as otherwise expressly contemplated by this
Agreement:

    (a) The Company shall conduct its business only in the ordinary and usual course consistent with past practice, and the Company shall use its reasonable efforts to preserve intact the present business organization, keep available the services of its present officers and key employees, and preserve the goodwill of those having business relationships with it; the Company shall not hire any person to any position within the Company or as a consultant to the Company where the total annual compensation payable to such person, whether in cash or otherwise, would exceed $75,000;

    (b) the Company shall not (i) amend its charter, by-laws or other organizational documents, (ii) split, combine or reclassify any shares of its outstanding capital stock, (iii) declare, set aside or pay any dividend or other distribution payable in cash, stock or property, or (iv) directly or indirectly redeem or otherwise acquire any shares of its capital stock;

    (c) the Company shall not (i) authorize for issuance, issue or sell or agree to issue or sell any shares of, or rights or securities of any kind to acquire, rights or securities convertible into any shares of, its capital stock (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), except for the issuance of shares of Company Common Stock upon the exercise of Company Stock Options outstanding on the date of this Agreement; (ii) merge or consolidate with another entity (other than transactions pending as of the date hereof that have been disclosed to Parent); (iii) acquire or purchase an equity interest in or a substantial portion of the assets of another corporation, partnership or other business organization or otherwise acquire any assets outside the ordinary and usual course of business and consistent with past practice or otherwise enter into any material contract, commitment or transaction outside the ordinary and usual course of business consistent with past practice; (iv) sell, lease, license, waive, release, transfer, encumber or otherwise dispose of any of its assets outside the ordinary and usual course of business and consistent with past practice; (v) incur, assume or prepay any material indebtedness or any other material liabilities other than in the ordinary course of business and consistent with past practice; (vi) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person in the ordinary course of business and consistent with past practice; (vii) make any loans, advances or capital contributions to, or investments in, any other person;
  (viii) authorize or make capital expenditures in excess of the amounts currently budgeted therefor; (ix) permit any insurance policy naming the Company as a beneficiary or a loss payee to be cancelled or terminated other than in the ordinary course of business; or (x) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

    (d) the Company shall not (i) adopt, enter into, terminate or amend (except as may be required by applicable law) any Company Plan or other arrangement for the current or future benefit or welfare of any director, officer or current or former employee, (ii) increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, officer or employee (except for normal increases in salaried compensation in the ordinary course of business consistent with past practice), or (iii) take any action to fund or in any other way secure, or to accelerate or otherwise remove restrictions with respect to, the payment of compensation or benefits under any employee plan, agreement, contract, arrangement or other Company Plan (including the Company Stock Options);

    (e) the Company shall not take any action with respect to, or make any material change in, its accounting policies or procedures;

    (f) the Company shall not knowingly take any action which would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code;

    (g) the Company shall not make any Tax election or settle or compromise any income Tax liability or file any income tax return prior to the last day (including extensions) prescribed by law, in the case of any of the foregoing, material to the business, financial condition or results of operations of the Company;

    (h) the Company shall not propose, adopt, approve or implement any Stockholder Rights Plan which could have the effect of restricting, prohibiting, impeding or otherwise affecting the consummation of the transactions contemplated by this Agreement or the Voting Agreement, in each case by the respective parties thereto.

  Section 6.2 Conduct of Business by Parent Pending the Merger. Prior to the Effective Time, unless the Company shall otherwise agree in writing, or as otherwise expressly contemplated by this Agreement:

    (a) the business of Parent and the Parent Subsidiaries shall be conducted only in the ordinary and usual course consistent with past practice, and Parent shall use its reasonable efforts to preserve intact the present business organization, to keep available the services of its present officers and key employees, and preserve the goodwill of those having business relationships with it;

    (b) Parent shall not declare, set aside or pay any dividend or other distribution payable in cash, stock or property;

    (c) Parent shall not split, combine or reclassify the outstanding Parent Common Stock;

    (d) neither Parent nor Sub shall take any action with respect to, or make any material change in, its accounting policies or procedures;

    (e) neither Parent nor Sub shall knowingly take any action which would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

  Section 6.3 Conduct of Business of Sub. During the period from the date of this Agreement to the Effective Time, Sub shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.

                                  ARTICLE VII

                             Additional Agreements

  Section 7.1 Access and Information. Each of the Company and Parent shall (and shall cause its Subsidiaries and its and their respective officers, directors, employees, auditors and agents to) afford to the other and to the other's officers, employees, financial advisors, legal counsel, accountants, consultants and other representatives reasonable access during normal business hours throughout the period prior to the Effective Time to all of its books and records (other than privileged documents and subject to any confidentiality provisions applicable to communications between any party and its counsel) and its properties, plants and personnel and, during such period, each shall furnish promptly to the other a copy of each report, schedule and other document filed or received by it pursuant to the requirements of federal securities laws, provided that no investigation pursuant to this Section 7.1 shall affect any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Merger. Unless otherwise required by law, each party agrees that it (and its Subsidiaries and its and their respective representatives) shall hold in confidence all non-public information so acquired in accordance with the terms of the confidentiality agreement, dated October 18, 1995 between Parent and the Company (the "Confidentiality Agreement").

  Section 7.2 No Other Negotiations. (a) Upon execution of this Agreement, the Company is not engaged in or shall immediately terminate, any discussions with any third party concerning an Alternative Acquisition (as defined below). From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, the Company shall not, directly or indirectly, (a) solicit, engage in discussions or negotiate with any person (whether such discussions or negotiations are initiated by the Company or otherwise) or take any other action intended or designed to facilitate the efforts of any person, other than Parent, relating to the possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets (with any such efforts by any such person, including a firm proposal to make such an acquisition, to be referred to as an "Alternative Acquisition"), (b) provide information with respect to the Company to any person, other than Parent, relating to a possible Alternative Acquisition by any person, other than Parent, (c) enter into an agreement with any person, other than Parent, providing for a possible Alternative Acquisition, or (d) make or authorize any statement, recommendation or solicitation in support of any possible Alternative Acquisition by any person, other than by Parent.

  Notwithstanding the foregoing, the restrictions set forth in this Agreement shall not prevent the Board of Directors of the Company (or its agents pursuant to its instructions) from taking any of the following actions: (a) furnishing information concerning the Company and its business, properties and assets to any third party or (b) negotiating with such third party concerning an Alternative Acquisition provided that all of the following events shall have occurred: (1) such third party has made a written proposal to the Board of Directors of the Company (which proposal may be conditional) to consummate an Alternative Acquisition which proposal identifies a price or range of values to be paid for the outstanding securities or substantially all of the assets of the Company, and if consummated, based on the advice of the Company's investment bankers, the Board of Directors of the Company has determined is financially more favorable to the stockholders of the Company than the terms of the Merger (a "Superior Proposal"); (2) the Company's Board of Directors has determined, based on the advice of its investment bankers, that such third party is financially capable of consummating such Superior Proposal; (3) the Board of Directors of the Company shall have determined, after consultation with its outside legal counsel, that the fiduciary duties of the Board of Directors of the Company require the Company to furnish information to and negotiate with such third party; and (4) Parent shall have been notified in writing of such Superior Proposal, including all of its terms and conditions, and shall have been given copies of such proposal. Notwithstanding the foregoing, the Company shall not provide any non-public information to such third party unless (1) the Company has prior to the date thereof provided such information to Parent's representatives; (2) the Company has notified Parent in advance of any such proposed disclosure of non-public information to any such third party, with a description of the information proposed to be disclosed; and (3) the Company provides such non-public information pursuant to a nondisclosure agreement with terms which are at least as restrictive as the nondisclosure agreement heretofore entered into between Parent and the Company.

  In addition to the foregoing, the Company shall not accept or enter into any agreement concerning an Alternative Acquisition for a period of not less than 48 hours after Parent's receipt of a copy of such proposal of an Alternative Acquisition. Upon compliance with the foregoing, the Company shall be entitled to (1) not recommend or change its recommendation concerning the Merger; and
(2) enter into an agreement with such third party concerning an Alternative Acquisition provided that the Company shall immediately make payment in full to Parent of the Termination Fee as defined in Section 9.2(b) below.

  (b) If the Company receives any unsolicited offer or proposal to enter into discussions or negotiations relating to an Alternative Acquisition, the Company shall notify Parent thereof within twenty-four hours of the Company's receipt thereof, including information as to the identity of the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be.

  The Company shall be entitled to provide copies of this Section 7.2 to third parties who on an entirely unsolicited basis after the date hereof, contact the Company concerning an Alternative Acquisition; provided that Parent shall concurrently be notified of such contact and the delivery of such copy.

  Section 7.3 Registration Statement. As promptly as practicable, Parent and the Company shall in consultation with each other prepare and file with the SEC the Proxy Statement-Prospectus and Parent, in consultation with the Company, shall prepare and file with the SEC the Registration Statement. Each of Parent and the Company shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable. Parent shall also use its reasonable best efforts to take any action required to be taken under state securities or blue sky laws in connection with the issuance of the shares of Parent Common Stock pursuant to this Agreement in the Merger. The Company shall furnish Parent with all information concerning the Company and the holders of its capital stock and shall take such other action as Parent may reasonably request in connection with the Registration Statement and the issuance of shares of Parent Common Stock. If at any time prior to the Effective Time any event or circumstance relating to Parent, any Subsidiary of Parent, the Company, or their respective officers or directors, should be discovered by such party which should be set forth in an amendment or a supplement to the Registration Statement or the Proxy Statement-Prospectus, such party shall promptly inform the other thereof and take appropriate action in respect thereof.

  Section 7.4 Proxy Statement-Prospectus; Stockholder Approvals.

  (a) The Company, acting through its Board of Directors, shall, subject to and in accordance with applicable law and its Articles of Incorporation and By-Laws, promptly and duly call, give notice of, convene and hold as soon as practicable following the date upon which the Registration Statement becomes effective a meeting of the holders of Company Common Stock for the purpose of voting to approve and adopt this Agreement and the transactions contemplated hereby, and, subject to the fiduciary duties of the Board of Directors of the Company under applicable law as advised by outside legal counsel, (i) recommend approval and adoption of this Agreement and the transactions contemplated hereby by the stockholders of the Company and include in the Proxy Statement-Prospectus such recommendation, and (ii) take all reasonable and lawful action to solicit and obtain such approval.

  (b) Parent, acting through its Board of Directors, shall, subject to and in accordance with applicable law and its Certificate of Incorporation and By-Laws, promptly and duly call, give notice of, convene and hold as soon as practicable following the date upon which the Registration Statement becomes effective a meeting of the holders of Parent Common Stock for the purpose of voting to approve the issuance of the shares of Parent Common Stock to be issued in the Merger, and, subject to the fiduciary duties of the Board of Directors of Parent under applicable law as advised by outside counsel, (i) recommend approval of such issuance by the stockholders of Parent and include in the Proxy Statement-Prospectus such recommendation, and (ii) take all reasonable and lawful action to solicit and obtain such approval.

  (c) Parent and the Company, as promptly as practicable (or with such other timing as Parent and the Company mutually agree), shall cause the definitive Proxy Statement-Prospectus to be mailed to the Company's stockholders.

  (d) At or prior to the Closing, each of Parent and the Company shall deliver to the other a certificate of its Secretary setting forth the voting results from its stockholder meeting.

  Section 7.5 Compliance with the Securities Act.

  (a) At least 30 days prior to the Effective Time, the Company shall cause to be delivered to Parent a list identifying all persons who were, in its reasonable judgment, at the record date for the Company's stockholders' meeting convened in accordance with Section 7.4(a) hereof, "affiliates" of the Company as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act (the "Affiliates").

  (b) The Company shall use its reasonable best efforts to cause each person who is identified as one of its Affiliates in its list referred to in Section 7.5(a) above to deliver to Parent (with a copy to the Company), at or prior to the Effective Time, a written agreement, in the form attached hereto as Exhibit B, (the "Affiliate Letters").

  (c) If any Affiliate of the Company refuses to provide an Affiliate Letter, Parent may place appropriate legends on the certificates evidencing the shares of Parent Common Stock to be received by such Affiliate pursuant to the terms of this Agreement and to issue appropriate stop transfer instructions to the transfer agent for shares of Parent Common Stock to the effect that the shares of Parent Common Stock received by such Affiliate pursuant to this Agreement only may be sold, transferred or otherwise conveyed (i) pursuant to an effective registration statement under the Securities Act, (ii) in compliance with Rule 145 promulgated under the Securities Act, or (iii) pursuant to another exemption under the Securities Act.

  Section 7.6 Best Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, the obtaining of all necessary waivers, consents and approvals and the effecting of all necessary registrations and filings. Without limiting the generality of the foregoing, as promptly as practicable, the Company, Parent and Sub shall make all filings and submissions under the HSR Act as may be reasonably required to be made in connection with this Agreement and the transactions contemplated hereby. Subject to the Confidentiality Agreement, the Company will furnish to Parent and Sub, and Parent and Sub will furnish to the Company, such information and assistance as the other may reasonably request in connection with the preparation of any such filings or submissions. Subject to the

Confidentiality Agreement, the Company will provide Parent and Sub, and Parent and Sub will provide the Company, with copies of all material written correspondence, filings and communications (or memoranda setting forth the substance thereof) between such party or any of its representatives and any Governmental Entity, with respect to the obtaining of any waivers, consent or approvals and the making of any registrations or filings, in each case that is necessary to consummate the Merger and the other transactions contemplated hereby. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers or directors of Parent and the Surviving Corporation shall take all such necessary action. Each of the parties will use its reasonable efforts to ensure that the tax opinion to be delivered by its counsel pursuant to Section 8.2(d) or 8.3(c), as the case may be, be delivered and not withdrawn or modified in any material respect (including with respect to any restructuring of the Merger contemplated by Section 1.1 hereof).

  Section 7.7 Voting Agreement. Concurrently herewith, and as an essential inducement for Parent's entering into this Agreement, Parent is entering into the Voting Agreement with North American Fund II, L.P. ("North American") with respect to certain shares of Company Common Stock owned (beneficially or of record) by North American.

  Section 7.8 Company Stock Options. At the Effective Time, each of the Company Stock Options which is outstanding immediately prior to the Effective Time shall be assumed by Parent and converted automatically into an option to purchase shares of Parent Common Stock (a "New Option") in an amount and at an exercise price determined as provided below:

    (a) The number of shares of Parent Common Stock to be subject to the New Option shall be equal to the product of the number of shares of Company Common Stock remaining subject (as of immediately prior to the Effective
  Time) to the original option and the Exchange Ratio, provided that any fractional shares of Parent Common Stock resulting from such multiplication shall be rounded down to the nearest share; and

    (b) The exercise price per share of Parent Common Stock under the New Option shall be equal to the exercise price per share of Company Common Stock under the original option divided by the Exchange Ratio, provided that such exercise price shall be rounded up to the nearest cent.

The adjustment provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code) shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Code. After the Effective Time, each New Option shall be exercisable and shall vest upon the same terms and conditions as were applicable to the related Company Stock Option immediately prior to the Effective Time, except that all references to the Company shall be deemed to be references to Parent and provided that as to each employee of the Company identified on Schedule 7.8, Parent agrees to take all necessary action to provide that upon such employee's termination of employment with Parent or with any Subsidiary of Parent for any reason, other than a voluntary termination by such employee or termination for Cause (as defined herein), each New Option held by each such employee shall become fully vested. As used herein the term "Cause" means
(x) the willful and continued failure of the employee to perform his duties and responsibilities with the Surviving Corporation or to comply with reasonable directions of his superiors that is not cured to the Surviving Corporation's satisfaction within 15 days after written notice to the employee by such superiors specifying in reasonable detail the manner in which the employee has failed to perform such duties and responsibilities or comply with such directions; (y) the conviction of the employee of a criminal offense involving fraud, dishonesty or moral turpitude; or (z) the engaging by the employee in any act which is intended to be, and is, materially injurious to the Parent, monetarily or otherwise which is not cured (if curable) to the Surviving Corporation's satisfaction within 15 days after notice to the employee by such employee's superiors. Parent shall file with the SEC a registration statement on Form S-8 (or other appropriate form) or a post-effective amendment to the Registration Statement for purposes of registering all shares of Parent Common Stock issuable after the Effective Time upon exercise of the New Options, and use all reasonable efforts to have such registration statement or post-effective amendment become effective with respect thereto as promptly as practicable after the Effective Time.

  Section 7.9 Public Announcements. Each of Parent, Sub, and the Company agrees that it will not issue any press release or otherwise make any public statement with respect to this Agreement (including the Exhibits hereto) or the transactions contemplated hereby or thereby without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that such disclosure can be made without obtaining such prior consent if (i) the disclosure is required by law or by obligations imposed pursuant to any listing agreement with the NNM or any national securities exchange and (ii) the party making such disclosure has first used its best efforts to consult with the other party about the form and substance of such disclosure.

  Section 7.10 Directors' and Officers' Indemnification. All rights to indemnification, advancement of litigation expenses and limitation of personal liability existing in favor of the directors and officers of the Company under the provisions existing on the date hereof in the Company's Articles of Incorporation or By-Laws shall, with respect to any matter existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement), survive the Effective Time, and, as of the Effective Time, the Surviving Corporation shall assume all obligations of the Company in respect thereof as to any claim or claims asserted prior to or within a six-year period immediately after the Effective Time.

  Section 7.11 Expenses. Except as otherwise set forth in Section 9.2(b), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement (including the Exhibits hereto) and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that sixty percent (60%) and forty percent (40%) of the following expenses shall be borne by Parent and the Company, respectively: (i) the filing fee in connection with filings under the HSR Act, (ii) the expenses incurred in connection with printing the Registration Statement and the Proxy Statement and (iii) the filing fee with the SEC relating to the Registration Statement or the Proxy Statement.

  Section 7.12 Listing Application. Parent will use its reasonable best efforts to cause the shares of Parent Common Stock to be issued pursuant to this Agreement in the Merger to be listed for quotation on the NNM.

  Section 7.13 Supplemental Disclosure. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied and
(ii) any failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 7.13 shall not have any effect for the purpose of determining the satisfaction of the conditions set forth in Article VIII of this Agreement or otherwise limit or affect the remedies available hereunder to any party.

  Section 7.14 Letters of Accountants.

  (a) Parent shall use all reasonable efforts to cause to be delivered to the Company a letter of Coopers & Lybrand L.L.P., Parent's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement, which letter shall be brought down to the Effective Time.

  (b) The Company shall use all reasonable best efforts to cause to be delivered to Parent a letter of Deloitte & Touche, the Company's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement, which letter shall be brought down to the Effective Time.

  Section 7.15 Conveyance Taxes. Parent and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications, or other documents regarding (i) any real property transfer gains, sales, use, transfer, value-added, stock transfer, and stamp taxes,
(ii) any recording, registration and other fees, and (iii) any similar taxes or fees that become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time.

  Section 7.16 Non-solicitation of Employees. Each of Parent and the Company agree, for a period of one year from the date hereof, not to directly or indirectly solicit any employee of the other or to induce or encourage any employee of the other to terminate such employee's employment.

  Section 7.17 Exchange Act Filings. For so long as Parent may be required to do so pursuant to the Purchase Agreements with the purchasers of its 5 1/2% Senior Convertible Notes Due 2000, Parent shall timely file with the SEC all reports required to be filed with the SEC pursuant to the Exchange Act.

                                 ARTICLE VIII

                   Conditions to Consummation of the Merger

  Section 8.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

    (a) HSR Approval. Any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the Department of Justice or Federal Trade Commission challenging or seeking to enjoin the consummation of this transaction, which action shall have not been withdrawn or terminated.

    (b) Stockholder Approval. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote (as described in Section 4.15) of the stockholders of the Company in accordance with applicable law and the issuance of the shares of Parent Common Stock to be issued in the Merger shall have been approved by the requisite vote (as described in Section 5.10) of the stockholders of Parent in accordance with the requirements of the rules of the NNM.

    (c) NNM Listing for Quotation. The shares of Parent Common Stock issuable to the holders of Company Common Stock pursuant to this Agreement in the Merger shall have been authorized for listing on the NNM, upon official notice of issuance.

    (d) Registration Statement. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceeding by the SEC seeking a stop order.

    (e) No Order. No Governmental Entity (including a federal or state court) of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Merger or any transaction contemplated by this Agreement; provided, however, that the parties shall use their reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

    (f) Approvals. Other than the filing of Merger documents in accordance with the MBCA, all authorizations, consents, waivers, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity that are listed on Schedule 8.1(f), or the failure of which to obtain, make or occur would have a material adverse effect at or after the Effective Time on Parent or the Surviving Corporation shall have been obtained, been filed or have occurred. Parent shall have received all state securities or "blue sky" permits and other authorizations necessary to issue the shares of Parent Common Stock pursuant to this Agreement in the Merger.

  Section 8.2 Conditions to Obligations of Parent and Sub to Effect the Merger. The obligations of Parent and Sub to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following additional conditions, unless waived in writing by Parent:

    (a) Representations and Warranties. (i) The aggregate effect of all inaccuracies in the representations and warranties of the Company set forth in this Agreement does not and will not have a material adverse effect on the business, operations, prospects, properties, assets (including intangible assets), liabilities (including contingent liabilities) condition (financial or other) or results of operations of the Company and
  (ii) the representations and warranties of the Company that are qualified with reference to a Company Material Adverse Effect or materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date hereof, and, except to the extent such representations and warranties speak as of an earlier date, as of the Effective Time as though made at and as of the Effective Time, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

    (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

    (c) Affiliate Letters. Parent shall have received the Affiliate Letters from each of the Affiliates of the Company, as contemplated in Section 7.5.

    (d) Tax Opinion of Counsel. Parent shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom ("Skadden, Arps") dated on or about the date that is two business days prior to the date the Proxy Statement-Prospectus is first mailed to stockholders of the Company to the effect that the Merger will constitute a reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code, which opinion shall not have been withdrawn or modified in any material respect.

In rendering such opinion, Skadden, Arps may require and rely upon representations contained in certificates of officers of Parent, Sub and the Company, certain stockholders and others dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect; provided, however, that the condition set forth in this Section 8.2(d) shall be deemed to be satisfied if Skadden, Arps is unable to render such opinion solely by reason of any of the holders of Company Common Stock refusing or failing to provide Skadden, Arps with requested representations. The specific provisions of each such certificate and representation shall be in form and substance satisfactory to Skadden, Arps.

  Section 8.3 Conditions to Obligation of the Company to Effect the
Merger. The obligation of the Company to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following additional conditions:

    (a) Representations and Warranties. (i) The aggregate effect of all inaccuracies in the representations and warranties of Parent set forth in this Agreement does not and will not have a material adverse effect on the business, operations, prospects, properties, assets (including intangible assets), liabilities (including contingent liabilities), condition (financial or other) or results of operations of the Parent and (ii) the representations and warranties of Parent contained in this Agreement that are qualified with reference to a Parent Material Adverse Effect or materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects as of the date hereof, and, except to the extent such representations and warranties speak as of an earlier date, as of the Effective Time as though made on and as of the Effective Time, and the Company shall have received a certificate signed on behalf of Parent by the chief executive officer or the chief operating officer of Parent to such effect.

    (b) Performance of Obligations of Parent and Sub. Each of Parent and Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate signed on behalf of Parent by the chief executive officer or the chief operating officer of Parent to such effect.

    (c) Tax Opinion of Counsel. The Company shall have received an opinion of Gardner, Carton & Douglas ("Gardner, Carton") dated on or about the date that is two business days prior to the date the Proxy Statement-Prospectus is first mailed to stockholders of the Company to the effect that the Merger will constitute a reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code, which opinion shall not have been withdrawn or modified in any material respect.

  In rendering such opinion, Gardner, Carton may require and rely upon representations contained in certificates of officers of Parent, Sub and the Company, certain stockholders and others dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect; provided, however, that the condition set forth in this Section 8.3(c) shall be deemed to be satisfied if Gardner, Carton is unable to render such opinion solely by reason of any of the holders of Company Common Stock refusing or failing to provide Gardner, Carton with requested representations. The specific provisions of each such certificate and representation shall be in form and substance satisfactory to Gardner, Carton.

                                  ARTICLE IX

                                  Termination

  Section 9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of Parent or the Company:

    (a) by mutual consent of Parent and the Company;

    (b) by either Parent or the Company, if the Merger shall not have been consummated before June 30, 1996 (unless the failure to so consummate the Merger by such date shall be due to the action or failure to act of the party (or its Subsidiaries, if any) seeking to terminate this Agreement, which action or failure to act constitutes a breach of this Agreement);

    (c) by either Parent or the Company, if any permanent injunction or action by any Governmental Entity of competent jurisdiction preventing the consummation of the Merger shall have become final and nonappealable;

    (d) by Parent, if (i) there has been a breach of any representations or warranties of the Company set forth herein the effect of which is a Company Material Adverse Effect, (ii) there has been a breach in any material respect of any of the covenants or agreements set forth in this Agreement on the part of the Company, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Parent to the Company, or (iii) the Board of Directors of the Company (x) fails to recommend approval and adoption of this Agreement and the Merger by the stockholders of the Company or withdraws or amends or modifies in a manner adverse to Parent and Sub its recommendation or approval in respect of this Agreement or the Merger, (y) makes any recommendation with respect to an Alternative Acquisition other than a recommendation to reject such Alternative Acquisition, or (z) takes any action prohibited by Section 7.2;

    (e) by the Company, if (i) there has been a breach of any representations or warranties of Parent set forth herein the effect of which is a Parent Material Adverse Effect, (ii) there has been a breach in any material respect of any of the covenants or agreements set forth in this Agreement on the part of Parent, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by the Company to Parent or (iii) such termination is necessary to allow the Company to enter into an agreement with respect to a Superior Proposal (provided that the termination described in this clause (iii) shall not be effective unless and until the Company shall have paid to Parent in full the fee and expense reimbursement described in Section 9.2(b))

  Section 9.2 Effect of Termination.

    (a) In the event of termination of this Agreement pursuant to this
  Article IX, the Merger shall be deemed abandoned and this Agreement shall forthwith become void, without liability on the part of any party hereto, except as provided in this Section 9.2, Section 7.1 and Section 7.11, and except that nothing herein shall relieve any party from liability for any breach of this Agreement, except that Parent and the Company shall have no rights with respect to the recovery of expenses, except as provided for in Sections 9.2(b)(i) and 9.2(b)(ii), respectively.

  (b)(i) If Parent shall have terminated this Agreement pursuant to Section 9.1(d)(i) or (ii) or if this Agreement is terminated pursuant to Section 9.1(a) or 9.1(b) and this Agreement and the Merger shall have failed to receive the requisite vote of the stockholders of the Company at the meeting of the stockholders of the Company called to vote thereon, then the Company shall promptly reimburse Parent for all out-of-pocket expenses, up to an amount of Two Million Dollars ($2,000,000), incurred in connection with the transactions contemplated hereby.

  (ii) If the Company shall have terminated this Agreement pursuant to Section 9.1(e)(i) or (ii) or if this Agreement is terminated pursuant to Section 9.1(a) or 9.1(b) and this Agreement and the issuance of shares of Parent Common Stock pursuant hereto shall have failed to receive the requisite vote of the stockholders of Parent called to vote thereon, then Parent shall promptly reimburse the Company for all out-of-pocket expenses, up to an amount of Two Million Dollars ($2,000,000), incurred in connection with the transactions contemplated hereby.

  (iii) If Parent shall have terminated this Agreement pursuant to Section 9.1(d)(iii) or the Company shall have terminated this Agreement pursuant to
Section 9.1(e)(iii), then in any such case the Company shall promptly, but in no event later than two business days after the date of such termination, pay Parent a termination fee of Ten Million Dollars ($10,000,000) and shall have no obligation to pay any amounts under Section 9.2(b)(i).

  (iv) If this Agreement is terminated pursuant to Section 9.1(a) or 9.1(b) and the Board of Directors of Parent (A) withdraws or amends or modifies in any manner adverse to the Company its recommendation with respect to this Agreement or (B) makes any recommendation with respect to any proposed acquisition of Parent (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets (an "Acquisition Transaction") other than a recommendation to reject such Acquisition Transaction and in either such case the stockholders of Parent shall not approve the issuance of the shares of Parent Common Stock in the Merger, then Parent shall promptly, but in no event later than two business days after the date of such termination, pay the Company a termination fee of Ten Million Dollars ($10,000,000) and shall have no obligation to pay any amounts under Section 9.2(b)(ii).

  (v) Notwithstanding any other provision hereof, no fee or expense reimbursement shall be paid pursuant to this Section 9.2(b) to any party who shall be in material breach of its obligations hereunder.

                                   ARTICLE X

                              General Provisions

  Section 10.1 Amendment and Modification. At any time prior to the Effective Time, this Agreement may be amended, modified or supplemented only by written agreement (referring specifically to this Agreement) of Parent, Sub and the Company with respect to any of the terms contained herein; provided, however, that after any approval and adoption of this Agreement by the stockholders of the Company, no such amendment, modification or supplementation shall be made which under applicable law requires the approval of such stockholders, without the further approval of such stockholders.

  Section 10.2 Waiver. At any time prior to the Effective Time, Parent and Sub, on the one hand, and the Company, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other,
(ii) waive any inaccuracies in the representations and warranties of the other contained herein or in any documents delivered pursuant hereto and (iii) waive compliance by the other with any of the agreements or conditions contained herein which may legally be waived. Any such extension or waiver shall be valid only if set forth in an instrument in writing specifically referring to this Agreement and signed on behalf of such party.

  Section 10.3 Survivability; Investigations. The respective representations and warranties of Parent and the Company contained herein or in any certificates or other documents delivered prior to or as of the Effective Time
(i) shall not be deemed waived or otherwise affected by any investigation made by any party hereto and (ii) shall not survive beyond the Effective Time.

  Section 10.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by next-day courier or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied, or one day after delivery to a courier for next-day delivery.

    (a) If to Parent or Sub, to:

      SoftKey International Inc.
      One Athenaeum Street
      Cambridge, MA 02142
      Attention: Office of the General Counsel
      Telecopier No.: (617) 494-5660

    with copies to:

      Skadden, Arps, Slate, Meagher & Flom
      One Beacon Street
      Boston, MA 02108
      Attention: Louis A. Goodman, Esq.
      Telecopier No.: (617) 573-4822

    and

    (b) if to the Company, to:

      Minnesota Educational Computing
       Corporation (MECC)
      6160 Summit Drive North
      Minneapolis, MN 5540-4003
      Attention: Chief Executive Officer
      Telecopier No.: (612) 569-1551

    with a copy to:

      Gardner, Carton & Douglas
      321 North Clark Street
      Chicago, IL 60610-4795
      Attention: Charles R. Manzoni, Jr., Esq.
      Telecopier No.: (312) 644-3381

  Section 10.5 Descriptive Headings; Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References in this Agreement to Sections, Schedules, Exhibits or Articles mean a Section, Schedule, Exhibit or Article of this Agreement unless otherwise indicated. References to this Agreement shall be deemed to include the Exhibits and Schedules hereto, unless the context otherwise requires. The term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, an association, a trust, a Governmental Entity or an unincorporated organization or other entity.

  Section 10.6 Entire Agreement; Assignment. This Agreement (including the Schedules and other documents and instruments referred to herein), together with the Confidentiality Agreement, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. Except for Sections 7.8, 7.10 and 7.17, this Agreement is not intended to confer upon any person not a party hereto any rights or remedies hereunder. This Agreement shall not be assigned by operation of law or otherwise; provided that Parent or Sub may assign its rights and obligations hereunder to a direct or indirect subsidiary of Parent, but no such assignment shall relieve Parent or Sub, as the case may be, of its obligations hereunder.

  Section 10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the provisions thereof relating to conflicts of law.

  Section 10.8 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect against a party hereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such judgment shall be made.

  Section 10.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

  IN WITNESS WHEREFORE, each of Parent, Sub and the Company has caused this Agreement to be executed under seal on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                          PARENT:

                                          SOFTKEY INTERNATIONAL INC.


                                          By:      /s/ Michael J. Perik
                                              ---------------------------------
                                            Name: Michael J. Perik
                                            Title: Chairman and Chief
                                             Executive Officer


                                          SUB:

                                          SCHOOLCO INC.


                                          By:      /s/ Michael J. Perik
                                              ---------------------------------
                                            Name: Michael J. Perik
                                            Title: Chairman and Chief
                                             Executive Officer


                                          THE COMPANY:

                                          MINNESOTA EDUCATIONAL COMPUTING
                                           CORPORATION (MECC)


                                          By:     /s/ Charles L. Palmer
                                              ---------------------------------
                                            Name: Charles L. Palmer
                                            Title: Chairman

                                                                      EXHIBIT A

                               VOTING AGREEMENT

  VOTING AGREEMENT (the "Agreement"), dated as of October 30, 1995, between North American Fund II, L.P., a Delaware limited partnership and a stockholder (the "Stockholder") of Minnesota Educational Computing Corporation (MECC), a Minnesota corporation (the "Company"), and SoftKey International Inc., a Delaware corporation ("Parent").

  WHEREAS, concurrently with the execution of this Agreement, the Company, Parent and SchoolCo Inc., a Minnesota corporation and a wholly owned subsidiary of Parent ("Sub"), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for the merger (the "Merger") of Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement; and

  WHEREAS, upon consummation the Merger, the stockholders of the Company will receive a number of shares of common stock, par value $.01 per share, of Parent ("Parent Common Stock") equal to the Exchange Ratio (as defined in the Merger Agreement) for each share of common stock, par value $.01 per share (the "Company Common Stock") of the Company owned by them;

  WHEREAS, the Stockholder owns of record and beneficially 1,461,762 shares of Company Common Stock wishes to enter into this Agreement with respect to 794,284 of such shares (such 794,284 shares of Company Common Stock being referred to as the "Shares"); and

  WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Stockholder has agreed, upon the terms and subject to the conditions set forth herein, to vote the Shares and to deliver an irrevocable proxy to Parent to vote the Shares at a meeting of the Company's stockholders, in favor of approval and adoption of the Merger Agreement.

  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

    1. Agreement to Vote Shares. The Stockholder agrees during the term of this Agreement to vote the Stockholder's Shares, in person or by proxy, (a) in favor of approval and adoption of the Merger Agreement and the Merger at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment thereof, and (b) against an Alternative Acquisition (as such term is defined in the Merger Agreement). The Stockholder agrees to deliver to Parent upon request immediately prior to any vote contemplated by clause (a) or (b) above a proxy substantially in the form attached hereto as Annex A (a "Proxy"), which Proxy shall be irrevocable during the term of this Agreement to the extent permitted under Minnesota law, and Parent agrees to vote the Shares subject to each such Proxy in favor of approval and adoption of the Merger Agreement and the Merger. Notwithstanding anything herein to the contrary, the obligation of the Stockholder to vote its Shares in accordance with the terms of this Agreement and to deliver the Proxy, and the validity of a Proxy delivered hereunder, will be conditional on the Parent Price (as hereinafter defined) being at least $30. The "Parent Price," as used herein, refers to the volume weighted average of the closing prices of Parent Common Stock on the Nasdaq National Market for the twenty full trading days immediately preceding the meeting of the stockholders of the Company (or adjournment thereof) at which the Merger and the Merger Agreement are considered.

    2. No Voting Trusts. The Stockholder agrees that the Stockholder will not, nor will the Stockholder permit any entity under the Stockholder's control to, deposit any of the Stockholder's Shares in a voting trust or subject any of its Shares to any arrangement with respect to the voting of the Shares inconsistent with this Agreement.

    3. Limitation on Dispositions and Proxies. During the term of this Agreement, the Stockholder agrees not to sell, assign, pledge, transfer or otherwise dispose of, or grant any proxies with respect to (except for a Proxy or a proxy which is not inconsistent with the terms of this Agreement) any of the Stockholder's Shares.

    4. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with the obligations imposed by this Agreement, that, in the event of any such failure, the other party will not have an adequate remedy at law or in damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

    5. Term of Agreement; Termination. Subject to Section 9(e), the term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time, and (ii) the date on which the Merger Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

    6. Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to Parent that, as of the date hereof, (a) such Stockholder has full legal power and authority to execute and deliver this Agreement and the Proxy, and (b) such Stockholder's Shares are free and clear of all proxies (except for a proxy which is not inconsistent with the terms of this Agreement).

    7. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

    8. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission (with confirmation) and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      If to Parent:

              SoftKey International Inc.
              One Athenaeum Street
              Cambridge, MA 02142
              Attention: Office of the General Counsel
              Telecopy: (617) 494-5660

      With a copy to:

              Skadden, Arps, Slate, Meagher & Flom
              One Beacon Street
              Boston, Massachusetts 02108
              Attention: Louis A. Goodman, Esq.
              Telecopy: (617) 573-4822

      If to Stockholder:

              North American Fund II, L.P.
              135 South LaSalle Street, Suite 4000
              Chicago, IL 60603
              Attention: Charles L. Palmer
              Telecopy: (312) 332-1540

      With a copy to:

              Gardner, Carton & Douglas
              Quaker Tower, Suite 3400
              321 North Clark Street
              Chicago, IL 60160-4795
              Attention: Charles R. Manzoni, Jr., Esq.
              Telecopy: (312) 644-3381

  9. Miscellaneous.

  (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of law principles.

  (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

  (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

  (d) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

  (e) The obligations of the Stockholder set forth in this Agreement shall not be effective or binding upon the Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                          SOFTKEY INTERNATIONAL INC.

                                          By: _________________________________
                                             Name: Michael J. Perik
                                             Title: Chairman and Chief
                                              Executive Officer

                                          NORTH AMERICAN FUND II, L.P.

                                          By: _________________________________
                                             Name:
                                             Title:

                                                                      (ANNEX A)

                                 FORM OF PROXY

  The undersigned, for consideration received, hereby appoints SoftKey International Inc., a Delaware corporation ("Parent"), its proxy to vote 794,284 shares of Common Stock, par value $.01 per share, of Minnesota Educational Computing Corporation (MECC), a Minnesota corporation (the "Company"), owned by the undersigned and described in the Voting Agreement referred to below and which the undersigned is entitled to vote at any meeting of stockholders of the Company, and at any adjournment thereof, to be held for the purpose of considering and voting upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 30, 1995 (the "Merger Agreement"), by and among the Company, Parent, and SchoolCo Inc., a Minnesota corporation and a wholly owned subsidiary of Parent ("Sub"), providing for the merger (the "Merger") of Sub with and into the Company, FOR such proposal and AGAINST any Alternative Acquisition (as such term is defined in the Merger Agreement). This proxy is subject to the terms of the Voting Agreement, is coupled with an interest and revokes all prior proxies granted by the undersigned with respect to such 794,284 shares, is irrevocable and shall terminate and be of no further force or effect automatically at such time as the Voting Agreement, dated as of October 30, 1995 between the undersigned and Parent, a copy of such Agreement being attached hereto, terminates in accordance with its terms.

                                          Dated ________________________ , 199_

                                          NORTH AMERICAN FUND II, L.P.

                                          By: _________________________________
                                              Name:
                                              Title:

                                                                      EXHIBIT B

                           FORM OF AFFILIATE LETTER

                                                                  [     ], 1995

SoftKey International Inc.
One Athenaeum Street
Cambridge, Massachusetts 02142
Attention: General Counsel

Gentlemen:

  I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Minnesota Educational Computing Corporation (MECC), a Minnesota corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the Agreement and Plan of Merger dated as of October 30, 1995 (the "Agreement"), by and among SoftKey International Inc., a Delaware corporation ("Parent"), SchoolCo Inc., a Minnesota corporation and a wholly owned subsidiary of Parent ("Sub"), and the Company, Parent will acquire all of the issued and outstanding shares of common stock, par value $.01 per share, of the Company ("Company Common Stock") and Sub will merge with and into the Company (the "Merger").

  As a result of the Merger, I may receive shares of Common Stock, par value $.01 per share of Parent ("Parent Common Stock"). I would receive the Parent Common Stock in exchange for shares (or options for shares) owned by me of Company Common Stock.

  I represent, warrant and covenant to Parent that in the event I receive Parent Common Stock as a result of the Merger:

    A. I shall not make any sale, transfer or other disposition of the Parent Common Stock in violation of the Act or the Rules and Regulations.

    B. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Parent Common Stock to the extent I felt necessary, with my counsel or counsel for the Company.

    C. I have been advised that the issuance of Parent Common Stock to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement Form S-4. However, I have also been advised that, because at the time the Merger is submitted for a vote of the stockholders of the Company, (a) I may be deemed to be an affiliate of the Company and (b) the distribution by me of the Parent Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of Parent Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, (ii) such sale, transfer or other disposition has been registered under the Act or (iii) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

    D. I understand that Parent is under no obligation to register the sale, transfer or other disposition of the Parent Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available solely as a result of the Merger.

    E. I also understand that there will be placed on the certificates for the Parent Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE
    TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED     ,
    1995 BETWEEN THE REGISTERED HOLDER HEREOF AND SOFTKEY INTERNATIONAL INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF SOFTKEY INTERNATIONAL INC."

    F. I also understand that unless a sale or transfer is made in conformity with the provisions of Rule 145, or pursuant to a registration statement, Parent reserves the right to put the following legend on the certificates issued to any transferee:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

  It is understood and agreed that the legends set forth in paragraphs E and F above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Parent a copy of a letter from the staff of the Commission, or an opinion of counsel reasonably satisfactory to Parent in form and substance reasonably satisfactory to Parent, to the effect that such legend is not required for purposes of the Act.

  *[We understand, and you agree, that, notwithstanding anything herein to the contrary, we may distribute the Parent Common Stock received by us in the Merger to our partners in accordance with the terms of our partnership agreement so long as each partner receiving a distribution of Parent Common Stock from us agrees to execute a letter agreement addressed to you containing substantially the same terms as this letter agreement.]

  Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter, as or a waiver of any rights I may have to object to any claim that I am such an affiliate or on after the date of this letter.
- --------
* To be inserted only into the Affiliate Letter to be executed by North American Fund II, L.P.

                                          Very truly yours,

                                          _____________________________________
                                          Name:

Accepted this   day of    , 1995, by

SOFTKEY INTERNATIONAL INC.

By___________________________________
  Name:
  Title:

                                                                     APPENDIX B


                                     [ART]


Board of Directors                                             October 29, 1995
SoftKey International Inc.
1 Athenaeum Street
Cambridge, MA 02142

Dear Sirs:

  We understand that pursuant to an Agreement and Plan of Merger dated as of October 30, 1995 (the "Agreement") among SoftKey International Inc. ("SoftKey"), SchoolCo Inc. ("Sub"), a wholly-owned subsidiary of SoftKey, and Minnesota Educational Computing Corporation ("MECC"), SoftKey and MECC intend to consummate a transaction in which Sub will merge with and into MECC (the "Merger"), with MECC as the surviving corporation and a wholly-owned subsidiary of SoftKey, and in which each outstanding share of common stock of MECC would be converted into the right to receive a number of shares of SoftKey common stock equal to the result obtained by dividing $40.00 by the volume weighted average of the closing prices for SoftKey Common Stock for the twenty full trading days ending on the third full trading day prior to the effective time of the Merger (the "Exchange Ratio"); provided, however, that in no event will the Exchange Ratio be greater than 1.14286 or less than 0.88889.

  You have asked us to render our opinion as to whether the Merger is fair, from a financial point of view, to the stockholders of SoftKey.

  In the course of our analysis for rendering this opinion, we have:

     1. reviewed the Agreement in substantially final form;

     2. reviewed SoftKey's Annual Report to Shareholders and Annual Report on Form 10-K for the years ended January 1 and December 31, 1994, and its Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 1995;

     3. reviewed MECC's Annual Report to Shareholders and Annual Report on Form 10-K for the years ended March 31, 1994 and 1995, and its Quarterly Report on Form 10-Q for the period ended June 30, 1995;

     4. reviewed certain operating and financial information provided to us by the managements of SoftKey and MECC relating to such businesses, including internal projections of future financial results used for budgeting purposes;

     5. met with certain members of SoftKey's senior management to discuss SoftKey's operations, historical financial statements and future prospects, as well as their views with respect to the operations, historical financial statements and future prospects of MECC, and their views of the business, operational and strategic benefits, potential synergies and other implications of the Merger;

     6. met with certain members of MECC's senior management to discuss MECC's operations, historical financial statements and future prospects, as well as their views of the business, operational and strategic benefits, potential synergies and other implications of the Merger;

     7. reviewed the pro forma financial impact of the Merger on SoftKey;

     8. reviewed the historical stock prices and trading volumes of the common stocks of SoftKey and MECC;

     9. reviewed certain publicly available financial information and stock market performance data of other publicly-held companies which we deemed generally comparable to SoftKey and to MECC;

    10. reviewed the financial terms of certain other recent acquisitions of companies which we deemed generally comparable to MECC; and

    11. conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

  In the course of our review, and subject to the following sentence, we have relied upon and assumed, without independent verification, (i) the accuracy and completeness of the financial and other information provided to us or reviewed for us by SoftKey and MECC, (ii) the reasonableness of the assumptions made by the managements of SoftKey and MECC with respect to their respective projected financial results and potential synergies which could be achieved upon consummation of the Merger, and (iii) the reasonableness of the assumptions made by the management of SoftKey with respect to the projected financial results of MECC; we have not assumed any responsibility for independent verification of such information and have relied upon the assurances of the management of SoftKey and the management of MECC that they are unaware of any facts that would make the information provided to us incomplete or misleading. In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets of SoftKey or MECC nor have we been furnished with any such appraisals. Our opinion is necessarily based on the economic, market and other conditions as in effect on, and the information made available to us as of the date hereof. This opinion does not address the Company's underlying decision to effect the Merger and does not constitute a recommendation to any stockholder of SoftKey as to how such stockholder should vote at any stockholder meeting of SoftKey held in connection with the Merger.

  We have acted as financial advisor to SoftKey in connection with the Merger and will receive a fee for such advisory services, including the rendering of this opinion, payment of a significant portion of which is contingent upon the consummation of the Merger.

  In the ordinary course of our business, we may actively trade the equity securities of SoftKey and MECC for our own account and for the accounts of customers and accordingly, may, at any time, hold a long or short position in such securities.

  It is understood that this letter is intended for the benefit and use of the Board of Directors of SoftKey and is not to be used for any other purpose without our prior written consent, which shall not be unreasonably withheld.

  Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger is fair, from a financial point of view, to the stockholders of SoftKey.

                                          Very truly yours,

                                          Bear, Stearns & Co. Inc.

                                          By: /s/ Michael J. Urfifer
                                             ----------------------------------
                                                    Managing Director

                                                                     APPENDIX C


                                     [ART]


                                                               October 30, 1995

The Board of Directors
Minnesota Educational Computing Corporation
6160 Summit Drive North
Minneapolis, MN 55430

Dear Members of the Board:

  We understand that Minnesota Educational Computing Corporation, a Minnesota corporation (the "Company"), and Softkey International Inc., a Delaware corporation ("Softkey"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for the merger of a wholly owned subsidiary of Softkey with and into the Company (the "Merger"). Pursuant to the Merger Agreement, the Company will become a wholly-owned subsidiary of Softkey and each issued and outstanding share of common stock, par value $.01 per share, of the Company ("Company Common Stock") other than the shares held in treasury or held by Softkey or an affiliate of Softkey will be converted automatically into the right to receive the number of shares of common stock, par value $.01 per share, of Softkey ("Softkey Common Stock") as set forth in the Merger Agreement. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

  You have requested our opinion, as of this date, as to whether the consideration to be received by the holders of shares of Company Common Stock pursuant to the Merger Agreement is fair to such holders from a financial point of view.

  In arriving at our opinion set forth herein, we have, among other things:

    (i) reviewed the Merger Agreement and certain related documents;

    (ii) analyzed certain publicly available historical business and financial information relating to the Company, as presented in documents filed with the Securities and Exchange Commission, including the Company's Annual Report to Stockholders and Annual Report on Form 10-K for its fiscal year ended March 31, 1995 and the Company's Quarterly Report on Form 10-Q for its quarter ended June 30, 1995;

    (iii) analyzed certain publicly available historical business and financial information relating to Softkey as presented in documents filed with the Securities and Exchange Commission, including Softkey's Annual Report to Stockholders and Annual Report on Form 10-K for its fiscal year ended December 31, 1994 and Softkey's Quarterly Report on Form 10-Q for its quarter ended June 30, 1995;

    (iv) reviewed a draft of the Company's Quarterly Report on Form 10-Q for its quarter ended September 30, 1995;

    (v) analyzed certain internal financial and operating data concerning the Company and Softkey prepared by the respective management of such companies;

    (vi) reviewed certain financial forecasts and budgets for the Company and Softkey prepared by the respective management of such companies;

    (vii) conducted discussions with certain members of the senior management of the Company and Softkey concerning their respective businesses, operations and strategic objectives, as well as the strategic implications and operating efficiencies that might be realized following the consummation of the Merger;

    (viii) compared the financial performance of the Company and Softkey, and the price and trading activity of Company Common Stock and Softkey Common Stock with that of certain other publicly-traded companies which we considered to be generally comparable to the Company and Softkey;

    (ix) reviewed the trading history of Company Common Stock and Softkey Common Stock, including each company's respective performance in comparison to market indices and to selected companies in comparable businesses and the market reaction to selected public announcements regarding each company;

    (x) reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions we considered to be comparable to the Merger; and

    (xi) performed such other analyses as we have considered appropriate.

  In addition to the foregoing, we have reviewed certain publicly available historical business and financial information relating to The Learning Company, a Delaware corporation ("TLC"), and other information regarding TLC provided to us by management of Softkey. We also have given consideration to the fact that Softkey has advised us that it intends to make an offer (the proposed terms of which have been disclosed to us but have not been publicly announced) to acquire TLC for a combination of cash and stock of Softkey (the "Proposed Acquisition"). We understand that the consummation of the Merger is not conditioned upon a successful completion of the Proposed Acquisition.

  In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information respecting the Company and Softkey and any other information provided to us, and we have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets of the Company or Softkey. With respect to the financial forecasts referred to above, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available judgments of the management of the Company and Softkey as to the future financial performance of the Company and Softkey, respectively.

  In addition to our review and analysis of the specific information set forth above, our opinion herein reflects and gives effect to our assessment of general economic, monetary and market conditions existing as of the date hereof as they may affect the business and prospects of the Company.

  As you know, we will receive a fee for our services to the Company pursuant to an engagement letter dated October 29, 1995.

  The opinion rendered herein does not constitute a recommendation of the Merger over any other alternative transactions which may be available to the Company. Our engagement and the opinion expressed herein are for the benefit of the Board of Directors of the Company. Furthermore, the opinion rendered herein does not constitute a recommendation that any stockholder of the Company vote to approve the Merger.

  Based on and subject to the foregoing, we are of the opinion that, as of this date, the consideration to be received by the holders of shares of Company Common Stock pursuant to the Merger Agreement is fair to such holders from a financial point of view.

                                          Very truly yours,
                                          ALLEN & COMPANY INCORPORATED


                                          By: /s/ Nancy B. Peretsman
                                              -------------------------
                                            Nancy B. Peretsman
                                            Managing Director

                                      C-2
[Art]

                                                                     APPENDIX D


                                     [ART]


                                                                  March 6, 1996

The Board of Directors
Minnesota Educational Computing Corporation
6160 Summit Drive North
Minneapolis, MN 55430

Ladies & Gentleman:

  Reference is made to the letter of Allen & Company Incorporated ("Allen") addressed to you and dated October 30, 1995 (the "Opinion"), relating to Allen's opinion as to the fairness, from a financial point of view, of the consideration to be received by the holders of MECC Common Shares pursuant to the Agreement and Plan of Merger (the "Merger Agreement") with SoftKey International Inc. ("SoftKey"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Opinion. You have asked us, pursuant to the terms of that engagement letter agreement between MECC and Allen dated October 29, 1995 to confirm the Opinion to the effect that, as of the date hereof, the consideration to be received by the holders of MECC Common Shares pursuant to the Merger Agreement remains fair from a financial point of view.

  In reaching the conclusion contained herein we have:

    1. Reviewed factual developments since the date of the Opinion, including without limitation (a) SoftKey's acquisition of The Learning Company for approximately $607 million in cash and SoftKey securities, (b) the investment by Tribune Company ("Tribune") pursuant to which, among other things, Tribune has invested $150 million in SoftKey securities, and (C) SoftKey's acquisition from Tribune of Compton's NewMedia Inc. and Compton's Learning Company;

    2. Reviewed the strategic and financial considerations underlying the Merger, including the formation of a leading educational software company with strong distribution capabilities and the economic benefits of consolidation;

    3. Reviewed developments in the financial markets since the date of the Opinion, including (a) the current market valuation and trading multiples of other publicly-traded companies which we considered to be generally comparable to the Company and SoftKey, (b) the common stock prices and trading volume of SoftKey and MECC Common Stock since the date of the Opinion, (c) the performance of Softkey and MECC Common Stock compared to other educational and entertainment software companies, the S&P Computer Software Index and the S&P 500 since the date of the Opinion, (d) comparable transactions occurring since the date of the Opinion;

    4. Considered the possible impacts that the failure to consummate such Agreement could have on the price of MECC Common Shares in light of current market conditions and the current valuations of other publicly-traded companies which we considered to be generally comparable to the Company and SoftKey;

    5. Reviewed updated Pro Forma Information provided by management of SoftKey as to pro forma revenues, net income, earnings per share, EBIT, EBIT margins and anticipated revenue enhancements and cost savings for SoftKey, The Learning Company, MECC, Compton's NewMedia and Compton's Learning Co. for calendar year 1996.

    6. Reviewed the terms and conditions of the Merger Agreement, the terms of SoftKey's acquisitions of The Learning Company, Compton's NewMedia Inc. and Compton's Learning Co., as well as the terms of Tribune's investment in SoftKey.

  In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information respecting MECC and SoftKey and any other information provided to us, although we have not assumed responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets of MECC. With respect to the financial information referred to above, we have assumed that it has been reasonably prepared on a basis reflecting the best currently available judgments of the management of SoftKey as to the future financial performance of SoftKey (including The Learning Company, Compton's NewMedia Inc. and Compton's Learning Co.) and MECC.

  In connection with the preparation of this opinion, we have not been authorized by MECC or its Board of Directors to solicit, nor have we solicited, third party indications of interest for the acquisition of all or any part of MECC. Furthermore, the opinion rendered herein does not constitute a recommendation by our firm as to how any MECC stockholder should vote its shares in connection with the Merger.

  Based on the foregoing, we hereby confirm, as of the date hereof, the conclusion set forth in the Opinion that the consideration to be received by the holders of MECC Common Shares pursuant to the Agreement and Plan of Merger between SoftKey and MECC is fair from a financial point of view.

                                          Very truly yours,

                                          ALLEN & COMPANY INCORPORATED

                                          By: /s/ Nancy B. Peretsman
                                             ------------------------------
                                            Nancy B. Peretsman
                                            Managing Director

[Art]

                                                                     APPENDIX E

                               VOTING AGREEMENT

  VOTING AGREEMENT (the "Agreement"), dated as of October 30, 1995, between North American Fund II, L.P., a Delaware limited partnership and a stockholder (the "Stockholder") of Minnesota Educational Computing Corporation (MECC), a Minnesota corporation (the "Company"), and SoftKey International Inc., a Delaware corporation ("Parent").

  WHEREAS, concurrently with the execution of this Agreement, the Company, Parent and SchoolCo Inc., a Minnesota corporation and a wholly owned subsidiary of Parent ("Sub"), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for the merger (the "Merger") of Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement; and

  WHEREAS, upon consummation the Merger, the stockholders of the Company will receive a number of shares of common stock, par value $.01 per share, of Parent ("Parent Common Stock") equal to the Exchange Ratio (as defined in the Merger Agreement) for each share of common stock, par value $.01 per share (the "Company Common Stock") of the Company owned by them;

  WHEREAS, the Stockholder owns of record and beneficially 1,461,762 shares of Company Common Stock wishes to enter into this Agreement with respect to 794,284 of such shares (such 794,284 shares of Company Common Stock being referred to as the "Shares"); and

  WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Stockholder has agreed, upon the terms and subject to the conditions set forth herein, to vote the Shares and to deliver an irrevocable proxy to Parent to vote the Shares at a meeting of the Company's stockholders, in favor of approval and adoption of the Merger Agreement.

  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

    1. Agreement to Vote Shares. The Stockholder agrees during the term of this Agreement to vote the Stockholder's Shares, in person or by proxy, (a) in favor of approval and adoption of the Merger Agreement and the Merger at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment thereof, and (b) against an Alternative Acquisition (as such term is defined in the Merger Agreement). The Stockholder agrees to deliver to Parent upon request immediately prior to any vote contemplated by clause (a) or (b) above a proxy substantially in the form attached hereto as Annex A (a "Proxy"), which Proxy shall be irrevocable during the term of this Agreement to the extent permitted under Minnesota law, and Parent agrees to vote the Shares subject to each such Proxy in favor of approval and adoption of the Merger Agreement and the Merger. Notwithstanding anything herein to the contrary, the obligation of the Stockholder to vote its Shares in accordance with the terms of this Agreement and to deliver the Proxy, and the validity of a Proxy delivered hereunder, will be conditional on the Parent Price (as hereinafter defined) being at least $30. The "Parent Price," as used herein, refers to the volume weighted average of the closing prices of Parent Common Stock on the Nasdaq National Market for the twenty full trading days immediately preceding the meeting of the stockholders of the Company (or adjournment thereof) at which the Merger and the Merger Agreement are considered.

    2. No Voting Trusts. The Stockholder agrees that the Stockholder will not, nor will the Stockholder permit any entity under the Stockholder's control to, deposit any of the Stockholder's Shares in a voting trust or subject any of its Shares to any arrangement with respect to the voting of the Shares inconsistent with this Agreement.

    3. Limitation on Dispositions and Proxies. During the term of this Agreement, the Stockholder agrees not to sell, assign, pledge, transfer or otherwise dispose of, or grant any proxies with respect to (except for a Proxy or a proxy which is not inconsistent with the terms of this Agreement) any of the Stockholder's Shares.

    4. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with the obligations imposed by this Agreement, that, in the event of any such failure, the other party will not have an adequate remedy at law or in damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

    5. Term of Agreement; Termination. Subject to Section 9(e), the term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time, and (ii) the date on which the Merger Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

    6. Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to Parent that, as of the date hereof, (a) such Stockholder has full legal power and authority to execute and deliver this Agreement and the Proxy, and (b) such Stockholder's Shares are free and clear of all proxies (except for a proxy which is not inconsistent with the terms of this Agreement).

    7. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

    8. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission (with confirmation) and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      If to Parent:

              SoftKey International Inc.
              One Athenaeum Street
              Cambridge, MA 02142
              Attention: Office of the General Counsel
              Telecopy: (617) 494-5660

      With a copy to:

              Skadden, Arps, Slate, Meagher & Flom
              One Beacon Street
              North American Fund II, L.P.
              Boston, Massachusetts 02108
              Attention: Louis A. Goodman, Esq.
              Telecopy: (617) 573-4822

      If to Stockholder:

              North American Fund II, L.P.
              135 South LaSalle Street, Suite 4000
              Chicago, IL 60603
              Attention: Charles L. Palmer
              Telecopy: (312) 332-1540

      With a copy to:

              Gardner, Carton & Douglas
              Quaker Tower, Suite 3400
              321 North Clark Street
              Chicago, IL 60160-4795
              Attention: Charles R. Manzoni, Jr., Esq.
              Telecopy: (312) 644-3381

    9. Miscellaneous.

    (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of law principles.

    (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

    (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

    (d) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

    (e) The obligations of the Stockholder set forth in this Agreement shall not be effective or binding upon the Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                          SOFTKEY INTERNATIONAL INC.


                                          By:      /s/ Michael J. Perik
                                              ---------------------------------
                                            Name: Michael J. Perik
                                            Title: Chairman and Chief
                                             Executive Officer

                                          NORTH AMERICAN FUND II, L.P.


                                          By:      /s/ Charles L. Palmer
                                              ---------------------------------
                                            Name: Charles L. Palmer
                                            Title: President of North American
                                                Business Development Company,
                                                L.L.C., the General Partner of
                                                North American Fund II, L.P.

                                                                      (ANNEX A)

                                 FORM OF PROXY

  The undersigned, for consideration received, hereby appoints SoftKey International Inc., a Delaware corporation ("Parent"), its proxy to vote 794,284 shares of Common Stock, par value $.01 per share, of Minnesota Educational Computing Corporation (MECC), a Minnesota corporation (the "Company"), owned by the undersigned and described in the Voting Agreement referred to below and which the undersigned is entitled to vote at any meeting of stockholders of the Company, and at any adjournment thereof, to be held for the purpose of considering and voting upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 30, 1995 (the "Merger Agreement"), by and among the Company, Parent, and SchoolCo Inc., a Minnesota corporation and a wholly owned subsidiary of Parent ("Sub"), providing for the merger (the "Merger") of Sub with and into the Company, FOR such proposal and AGAINST any Alternative Acquisition (as such term is defined in the Merger Agreement). This proxy is subject to the terms of the Voting Agreement, is coupled with an interest and revokes all prior proxies granted by the undersigned with respect to such 794,284 shares, is irrevocable and shall terminate and be of no further force or effect automatically at such time as the Voting Agreement, dated as of October 30, 1995 between the undersigned and Parent, a copy of such Agreement being attached hereto, terminates in accordance with its terms.

                                          Dated _________________________, 199_

                                          NORTH AMERICAN FUND II, L.P.

                                          By: _________________________________
                                             Name:
                                             Title:

                                                                     APPENDIX F

                   302A.471 RIGHTS OF DISSENTING SHAREHOLDERS

  SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

    (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

      (1) alters and abolishes a preferential right of the shares;

      (2) creates, alters or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

      (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

      (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section:

    (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of the disposition;

    (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

    (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

    (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

  SUBD. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

  (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

  SUBD. 3. RIGHTS NOT TO APPLY. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

  SUBD. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

             302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

  SUBDIVISION 1. DEFINITIONS. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

  (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

  (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

  (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1 up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

  SUBD. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

  SUBD. 3. NOTICE OF DISSENT. If a proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

  SUBD. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

    (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

    (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

    (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

    (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

  (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

  SUBD. 5. PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

    (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

    (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

    (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

  (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction.

  The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

  (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

  SUBD. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

  SUBD. 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

  SUBD. 8. COSTS; FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

  (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

  (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

LOGO
                                                                           PROXY

               MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC)

                         SPECIAL MEETING--MAY 16, 1996

  The undersigned appoints DALE E. LAFRENZ and DONALD W. ANDERSON, and each of them, as Proxies each with the power to appoint his substitute, to represent and vote as designated below, all shares of the undersigned at the Special Meeting of Shareholders of Minnesota Educational Computing Corporation (MECC) at the Company's principal offices, 6160 Summit Drive North, Minneapolis, Minnesota at 9:00 a.m. Minneapolis time on May 16, 1996 and at any adjournment or postponement thereof.

  The Board of Directors recommends votes FOR:

  1. Approval of the Agreement and Plan       [_] FOR [_] AGAINST [_] ABSTAIN
     of Merger, dated as of October 30,
     1995, by and among SoftKey
     International Inc., SchoolCo Inc.
     and Minnesota Educational Computing
     Corporation (MECC).

- --------------------------------------------------------------------------------
            (Continued and to be signed and dated on the other side)

LOGO

  In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

                                           DATE ________________________ , 1996

                                           ____________________________________

                                           ____________________________________

                                           ____________________________________
                                           PLEASE DATE AND SIGN ABOVE EXACTLY
                                           AS SAME APPEARS INDICATING IF
                                           APPROPRIATE, OFFICIAL POSITION OR
                                           REPRESENTATIVE CAPACITY. IF STOCK
                                           IS HELD IN JOINT TENANCY, EACH
                                           JOINT OWNER SHOULD SIGN.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, MINNESOTA EDUCATIONAL COMPUTING CORPORATION
(MECC).

                        Report of Independent Accountants

To the Board of Directors and
Stockholders of Spinnaker Software Corporation


In our opinion, the consolidated statements of operations, of changes in stockholders' equity and of cash flows (not presented separately herein) present fairly, in all material respects, the results of operations and cash flows of Spinnaker Software Corporation for the year ended June 30, 1993 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has incurred a significant obligation from the resolution of an arbitration proceeding which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 12. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
September 28, 1993, except as to Note 12, which is as of December 3, 1993

                       Report of Independent Accountants
                       ---------------------------------





January 5, 1996

To the Stockholder of
Compton's New Media Group

In our opinion, the accompanying combined statement of financial position and the related combined statements of operations and changes in accumulated deficit and of cash flows present fairly, in all material respects, the financial position of Compton's New Media Group (wholly owned by Tribune Company) at December 25, 1994, and the results of its operations and its cash flows for the fiscal year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
Chicago, Illinois

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



The Board of Directors and Stockholders
WordStar International Incorporated:

We have audited the consolidated statements of operations, stockholders' equity, and cash flows of WordStar International Incorporated and subsidiaries for the year ended June 30, 1993 (not presented separately herein). In connection with our audit of the consolidated financial statements, we also have audited the related financial statement schedule (not presented separately herein). These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of the operations and the cash flows of WordStar International Incorporated and subsidiaries for the year ended June 30, 1993, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


                                         /s/ KPMG Peat Marwick LLP

                                         KPMG Peat Marwick LLP

San Francisco, California
September 13, 1993

AUDITOR'S REPORT

The accounting and annual financial statements, which we have audited in accordance with professional standards, comply with statutory requirements. With due regard to the generally accepted accounting principles, the financial statements give a true and fair view of the net worth, financial and earnings position of the corporation. The management report conforms with the annual financial statements. Additionally, we note here that the valuation and/or period of depreciation (15 years) of goodwill may be influenced on short notice by future business policy decisions of the purchaser of the corporation.

Munich, July 7, 1995

                                                         Deloitte &
                                                         Touche GmbH
                                                 Certified Public Accountants

[round seal:]

Deloitte & Touche GmbH
Certified Public Accountants                        s/                 s/

CERTIFIED PUBLIC ACCOUNTANTS                    (Dr. Grewe)          (Imig)
                                              Certified Public  Certified Public
SEAL                                             Accountant        Accountant

Munich

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders of
SoftKey International Inc.:

     We have audited the accompanying consolidated statements of operations, stockholders' equity (deficit) and cash flows of SoftKey International Inc. and subsidiaries (the "Company") for the Transition Period from July 4, 1993 to December 31, 1993 and for the year ended June 30, 1993. These consolidated financial statements and the financial statement schedule referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and the financial statement schedule based on our audits. As discussed in Notes 1 and 2, SoftKey Software Products Inc., Spinnaker Software Corporation ("Spinnaker") and WordStar International Incorporated ("WordStar") completed a three-way merger on February 4, 1994 (the "Three-Party Combination") that has been accounted for as a pooling-of-interests in the accompanying consolidated financial statements. We did not audit the financial statements or the financial statement schedules of Spinnaker or WordStar for the year ended June 30, 1993. Such financial statements and financial statement schedules are included in the accompanying consolidated financial statements and financial statement schedule of SoftKey International Inc. and subsidiaries and reflect 55 percent of the consolidated total revenues for the year ended, June 30, 1993. The financial statements and the financial statement schedules of Spinnaker and WordStar were audited by other auditors whose reports have been furnished to us and our opinion, insofar as it relates to amounts included for Spinnaker or WordStar, is based solely on the reports or the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

     In our opinion, based on our audit and the reports of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of SoftKey International Inc. and subsidiaries for the Transition Period from July 4, 1993 to December 31, 1993 and for the year ended June 30, 1993, in conformity with generally accepted accounting principles.

     The report of Price Waterhouse LLP on the consolidated financial statements of Spinnaker as of June 30, 1993 and for the year then ended contains an explanatory paragraph relating to Spinnaker's ability to continue as a going concern as described in Note 12 of the consolidated financial statements of Spinnaker (not included herein).

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial statement schedule is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, based on our audits and the reports of other auditors, fairly states, in all material respects, the financial data required to be set forth therein, in relation to the basic financial statements taken as a whole.

                                                      /s/ Arthur Andersen LLP
                                                          Arthur Andersen LLP

Boston, Massachusetts
January 16, 1995

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Stockholders
The Learning Company
Fremont, California

We have audited the accompanying consolidated balance sheets of The Learning Company as of June 30, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended June 30, 1995. These financial statements are the reponsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Learning Company as of June 30, 1995 and 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended June 30, 1995 in conformity with generally accepted accounting principles.







Boston, Massachusetts                              /s/ Coopers & Lybrand L.L.P.
July 31, 1995

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and the Board of Directors of SoftKey International Inc.:


We have audited the accompanying consolidated balance sheets of SoftKey International Inc. as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of SoftKey International Inc. as of December 31, 1995 and 1994 and the consolidated results of their operations and cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

In connection with our audits of the financial statements referred to above, we have also audited the related financial statement schedule. In our opinion, this financial statement schedule when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.



                                                    COOPERS & LYBRAND L.L.P.

                                                    COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 20, 1996

                         INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
Minnesota Educational Computing Corporation (MECC)
Minneapolis, Minnesota

We have audited the balance sheets of Minnesota Educational Computing Corporation (MECC) as of March 31, 1994 and 1995 and the related statements of operations, shareholders' (deficiency) equity and cash flows for each of the three years in the period ended March 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Minnesota Educational Computing Corporation
(MECC) as of March 31, 1994 and 1995 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 1995, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP


Minneapolis, Minnesota
May 24, 1995
(June 30, 1995 as to the first paragraph of Note 4)